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                                                                    EXHIBIT 10.8

                             DATED 25TH MARCH 1998




                          BRITEL FUND TRUSTEES LIMITED

                                      and

                          GOLDMAN SACHS INTERNATIONAL

                                      and

                         THE GOLDMAN SACHS GROUP, L.P.

                                      and

                        ENGLISH PROPERTY CORPORATION plc

                                      and

                                    MEPC plc




                                   AGREEMENT

                                  relating to

                                One Carter Lane
                                   London EC4
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THIS AGREEMENT made the Twenty Fifth day of March 1998

BETWEEN:

(1) BRITEL FUND TRUSTEES LIMITED (Company number 1687513) whose registered office is at Standon House 21 Mansell Street London E1 8AA (the "LANDLORD");

(2) ENGLISH PROPERTY CORPORATION plc (Company number 640408) whose registered office is at 12 St James's Square London SW1Y 4LB (the "DEVELOPER");

(3) GOLDMAN SACHS INTERNATIONAL (Company number 2263951) whose registered office is at Peterborough Court 133 Fleet Street London EC4A 2BB (the "TENANT");

(4) THE GOLDMAN SACHS GROUP, L.P. whose office is at 85 Broad Street New York New York 10004 (the "GUARANTOR"); and

(5) MEPC plc (Company number 420575) whose registered office is at 12 St James's Square London SW1Y 4LB (the "DEVELOPER'S GUARANTOR").


WITNESSES as follows:

1   DEFINITIONS

    In this Agreement unless the context otherwise requires:

    CATEGORY A SPECIFICATION means the specification annexed to this Agreement at Appendix A;

    COMPLETION DATE means the date which is ten working days after the SL Completion Date;

    CONSTRUCTION MANAGER means Mace Limited of 7 Plough Yard London EC4;

    COLLATERAL WARRANTIES means deeds of warranty in the form annexed to this Agreement at Appendix B;

    DEFECT means:-

    (i)   items or matters set out or referred to in the Snagging List;

    (ii) omissions defects shrinkage or other faults arising in the Works within twelve months of Practical Completion which are not in accordance with the Works Specification or this Agreement;

    (iii) any other defect attributable to defective design workmanship testing investigations construction or supervision of the Works or the materials used therein having been defective inadequate unsuitable or incomplete or otherwise not in accordance with the Works Specification or this Agreement;

    (iv)  any latent or inherent defect attributable to a breach of Clause
          3.2.6;

    DEVELOPMENT AGREEMENT means an agreement dated 31 July 1996 and made between
    (1) the Landlord (2) the Developer and (3) the Developer's Guarantor in respect of the Premises;

    DEVELOPMENT OBLIGATIONS means the obligations on the part of the Developer contained or referred to in Clauses 3, 4, 5, 6, and 7 (except 7.9 and 7.11) of the Development Agreement a copy of which clauses together with the relevant definitions, Clause 23 and Schedules 1, 2, 3, 6 and 7 are annexed to this Agreement at Appendix C provided that as a result of modifications and alterations during the course of the project the Approved Plans and Specifications referred to in definition 1.1.2 have become the Works Specifications.

    FIT OUT AGREEMENT means an agreement of even date between the parties to this Agreement and Goldman Sachs Property Management relating to the carrying out of the Fit Out Works;

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FIT OUT CATEGORY A WORKS means the works of completing the installation connection and commissioning of services to and the initial fitting out of the Premises to the extent necessary to render the Premises suitable and ready for occupation for the use permitted by the Lease and shall comprise the Category A Specification or such other works in substitution therefor as approved by the Landlord pursuant to this Agreement or the Fit Out Agreement or the Licence for Fit Out Works.

FIT OUT CATEGORY B WORKS means the works which are undertaken for the purposes of fitting out the Premises and which are approved in accordance with the provisions of this Agreement or the Fit out Agreement or the Licence for Fit Out Works.

FIT OUT PLANS means the drawings and specifications annexed to this Agreement at Appendix D setting out in outline the Tenant's proposed fitting out works.

FIT OUT WORKS means collectively the Fit Out Category A Works and the Fit Out Category B Works or any of them as the context so requires.

LEASE means the lease of the Premises to be granted in accordance with this Agreement in the form annexed to this Agreement at Appendix E.

LICENCE FOR FIT OUT WORKS means a licence in the form annexed to this Agreement at Appendix F to be entered into pursuant to Clause 4.4.

MILLENNIUM COMPLIANT means the ability of plant machinery and equipment and related computer systems and/or related hardware and/or software to provide all the following functions:

     (a) handle date information before, during and after January 1, 2000, including, but not limited to, accepting date input, providing date output, handling leap years after 1999 and performing calculations on dates or portions of dates;

     (b) function accurately and without interruption before, during and after January 1, 2000, without any change in operations associated with the advent of the year 2000 and the new century;

     (c) respond to two-digit year input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner;

     (d) process two-digit year date information in ways that are similarly unambiguous as to century; and

     (e) store and provide output of date information in ways that are similarly unambiguous as to century.

PRACTICAL COMPLETION DATE means 12 December 1997.

PREMISES means One Carter Lane London EC4 more particularly described in the Lease as the Premises;

PROFESSIONAL APPOINTMENTS means the appointments of the Professional Team;

PROFESSIONAL TEAM means the professional advisers appointed in connection with the Works and listed in Part 2 of the Schedule;

PROHIBITED MATERIALS means such materials as were required by the terms of the Trade Contracts or the appointments of the Professional Team not to be used in the Works save as mentioned in a letter from Rolfe Judd to the Developer a copy of which is annexed to this Agreement at Appendix G


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     RENT COMMENCEMENT DATE means the date 15 months after 19 March 1998;

     SITE means the land on which the Works have been constructed;

     SL COMPLETION DATE means the date of completion of the Superior Lease as defined in the Lease;

     SNAGGING LIST means the list of omissions imperfections defects or other faults annexed to this Agreement at Appendix H;

     TENANT'S FIT OUT WORKS means the works defined as such in the Fit Out Agreement;

     TRADE CONTRACTS means the contracts with the Trade Contractors;

     TRADE CONTRACTORS means the trade contractors appointed in connection with the Works and listed in Part 1 of the Schedule;

     VAT means Value Added Tax and any similar tax substituted for it or levied in addition to it;

     WORKS means the works which have been carried out by the Developer to construct the Premises;

     WORKS SPECIFICATION means the specifications and drawings (as listed) describing the Works all as annexed to this Agreement at Appendix I and provided by the Developer to the Tenant pursuant to Clause 3.5.

2    INTERPRETATION

     In this Agreement unless the context otherwise requires:

2.1 Any reference to a statute includes any modification, extension or re-enactment of it and any orders, regulations, directions, schemes and rules made under it;

2.2 Any covenant by the Tenant not to do any act or thing includes an obligation not to permit or suffer such act or thing to be done;

2.3  The clause headings in this Agreement are for ease of reference only;

2.4 The TENANT means the person so named in the Particulars and includes its successors in title;

2.5 References to Clauses Schedules or Appendices are to clauses schedules or appendices of this Agreement.

3    THE WORKS

3.1  DELIVERY OF COLLATERAL WARRANTIES AND CERTIFICATES

     3.1.1 The Developer shall within three months of the date of this Agreement procure the delivery of Collateral Warranties from the Trade Contractors and Professional Team.

     3.1.2 The Developer shall with the delivery of the Collateral Warranties referred to in Clause 3.1.1 deliver to the Tenant certificates from each member of the Professional Team addressed to the Tenant certifying that the Works were constructed without Prohibited Materials.

3.2  DEVELOPER'S WARRANTIES

     The Developer hereby warrants to the Tenant that:-



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     3.2.1  the ground and soil conditions of the Site were appropriately investigated and tested and prior to the Commencement of the Works the Site was thoroughly prepared and made ready for the carrying out of the Works;

     3.2.2 the Developer is not aware of any ground or soil substance or condition which might have prejudiced the Works;

     3.2.3 the Works were constructed without Prohibited Materials provided that the Tenant shall rely on any certificate produced by the Developer pursuant to Clause 3.1.2 in relation to that element of the Works the subject of such certificate instead of relying on the Developer's warranty contained in this Clause 3.2.2;

     3.2.4 so far as the Developer is aware having made due and careful enquiry all plant and machinery forming part of the Works is and will remain Millennium Compliant;

     3.2.5 the Developer has performed and will continue to perform its duties to the Landlord under the Development Obligations;

     3.2.6 the Works set out in the Works Specification were designed in accordance with the standards of design practice required by the appointments of the Professional Team and the Trade Contracts.

3.3  REMEDYING OF DEFECTS

     3.3.1 The Developer shall free of cost to the Tenant as soon as reasonably practicable (or immediately in case of emergency) and using its best endeavours to complete the same by 31 March 1998 remedy or cause to be remedied the items or matters set out or referred to in the Snagging List.

     3.3.2 Without prejudice to the foregoing the Developer shall procure the preparation of a schedule as provided for under the relevant Trade Contracts listing any omissions defects shrinkages or other faults appearing in the Works or any part thereof within 12 months after the Practical Completion Date and promptly supply a copy thereof to the Tenant and the Tenant shall procure that within seven days after the expiry of the relevant defects period it shall provide the Developer with a list of any omissions defects shrinkages or other faults which it has observed and the Developer shall free of cost to the Tenant as soon as reasonably practicable make good or procure to be made good all such omissions defects shrinkages or other faults.

     3.3.3 Without prejudice to any other rights or remedies of the Tenant under this Agreement if any Defect manifests itself and is notified in writing by the Tenant to the Developer by the third anniversary of the Practical Completion Date then the Developer and the Tenant shall agree a method and programme for carrying out remedial work in accordance with Clause 3.3 and the Developer shall free of cost to the Tenant procure the carrying out of such works as may be necessary to remedy such Defect and any physical damage thereby caused in accordance with such method and programme.

     3.3.4 If any remedial works referred to in this Clause 3.3 are in the reasonable opinion of the Tenant urgently required having regard to the programme for the Tenant's Fit Out Works or the Tenant's occupation of the Premises then the Tenant and the Developer shall promptly consult as to the most expeditious means of remedying the same and the Developer shall take such reasonable steps as are within its control to make good or procure the same to be made good where appropriate in the case of emergency as urgently as possible provided that notwithstanding the foregoing the Tenant may, by using the Trade Contractors and with the consent of the Landlord and the Developer (which consents shall not be respectively unreasonably withheld), carry out itself such


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            of the remedial works which the Developer is liable to procure under this Clause 3.3.4 where entry by the Developer is likely to interfere materially with the Fit-Out Works subject to the Tenant indemnifying the Developer and the Landlord in respect of such carrying out against any losses or claims which may arise in relation to a breach of the warranties given by any of the Trade Contractors or against any defences set offs or counterclaims which the Trade Contractors may have in connection with such remedial works.

     3.3.5 The provisions of this Clause 3.3 shall apply mutatis mutandis in respect of the Additional Works (as defined in the Development Obligations) and without limitation the Developer shall carry out such maintenance or other works as may be required in relation thereto.

3.4  ACCESS TO REMEDY DEFECTS

     In circumstances where the Developer has liability to remedy Defects in accordance with Clause 3.3:

     3.4.1 The Developer shall make prior arrangements with the Tenant as to the times of access and the Developer and the Tenant shall endeavour to agree a programme for carrying out any such remedial works.

     3.4.2 The Tenant shall be entitled to request such works to be carried out outside usual business hours and (subject to the Tenant indemnifying the Developer in respect of any reasonable and proper additional cost in respect of such request) the Developer shall comply with such request.

     3.4.3 The Developer shall manage and instruct each person so entering to:

            (i) cause the minimum amount of interference and disruption as is reasonably possible to the carrying out of the Fit Out Works or any other works by the Tenant in the Premises and to the Tenant's business;

            (ii) comply with any reasonable directions and security precautions for the Premises so long as these shall not prevent the carrying out of the relevant works; and

            (iii) be accompanied if the Tenant so requires by a representative of the Tenant;

     3.4.4 The Developer shall procure that each person so entering shall make good as soon as reasonably practicable to the reasonable satisfaction of the Tenant any loss damage of injury thereby caused to the Premises the Fit Out Works or the property of the Tenant or any other lawful occupiers or visitors in the Premises.

3.5  HANDOVER

     The Developer shall as soon as reasonably practicable following the date hereof at its own cost supply the Tenant with the following:

     3.5.1 one complete reproducible set of the final as-built scale drawings of the Works and one set of files on computer disc (where available);

     3.5.2 full and complete sets of all manuals maintenance documents product guarantees and other information relating to all mechanical and electrical equipment comprised within the Premises and the Works; and

     3.5.3 a full and complete copy of the health and safety file for the Works prepared in accordance with the CDM Regulations.


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3.6  COPYRIGHT

     In so far as the copyright to any drawings or other intellectual property relevant to the Works is owned by the Developer the Developer hereby irrevocably grants to the Tenant a non-exclusive licence to use and reproduce the same.

3.7  VACANT POSSESSION

     The Developer will ensure that:

     3.7.1 all furniture and carpets from the fourth floor marketing suite are removed from the Premises within 5 days of the date of this Agreement; and

     3.7.2 the existing contractor's site accommodation in the basement and ground floors of the Premises is left in situ (provided that the Tenant shall make available one office for the Construction Manager to use in connection with clearing snagging items)

     and that otherwise the Premises shall be handed to the Tenant on the date of this Agreement with vacant possession.

4    FIT OUT WORKS

4.1 The Tenant has provided the Landlord with the Fit Out Plans and the Landlord has approved in principle the categories (but not the details) of those of the Fit Out Works shown in them.

4.2 The Tenant or one of its Group Companies (as defined in the Lease) shall at its own cost prepare and submit to the Landlord further details of the proposed Fit Out Works for approval (such approval not to be unreasonably withheld if and to the extent that such further details shall in all material respects be consistent with and in conformity with the Fit Out Plans).

4.3  APPROVAL AND LICENCE

     4.3.1 The Tenant shall not commence any part of the Tenant's Fit Out Works until the details in relation to that part have been approved under Clause 4.2;

     4.3.2 The Tenant shall observe and perform its obligations set out in the Licence for Fit Out Works pending its completion pursuant to Clause 4.4.

4.4 The Landlord the Tenant and the Guarantor shall enter into a Licence for Fit Out Works:

     4.4.1  within one month after practical completion of the Fit Out Works or

     4.4.2  (if later) on the Completion Date or

     4.4.3 (if such practical completion shall not have arisen 12 months after the date of this Agreement) upon written demand by the Landlord and four sets of as built approved plans and specifications for the Fit Out Works shall be supplied by the Tenant to the Landlord and annexed thereto.

4.5 If Clause 4.4.3 applies, a further licence in the same form shall be entered into by the same parties once the outstanding Fit Out Works have been brought to practical completion.

4.6  AGREEMENT AS TO OPERATION OF LANDLORD AND TENANT ACT 1927

     4.6.1  EFFECT OF SERVICE OF 1927 ACT NOTICE

     The Tenant hereby agrees with the Landlord that if the Tenant services a notice pursuant to Section 3 of the Landlord and Tenant Act 1927 ("Section 3 Notice") upon the Landlord in relation to the Fit Out Works or any part or parts thereof the Tenant shall within 28 days following the service of the Section 3 Notice or (if later) within 7 days after determination of the cost (hereinafter


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     called "the Cost") of the carrying out of the works and alterations the subject of the Section 3 Notice pay to the Landlord a sum equal to 105% of the Cost.

     4.6.2    DISPUTES AS TO THE COST

     The Landlord and the Tenant shall use all reasonable endeavours to agree the Cost but in default of agreement between them as to the amount of the Cost then either party may at any time following the expiration of a period of 14 days following the service of a Section 3 Notice refer the matter for settlement to an independent expert appointed at the request of either party by the President of the Royal Institution of Chartered Surveyors and the costs of the parties and of such expert shall be in his award.

  5  AGREEMENT TO GRANT LEASE

5.1 The Landlord shall grant and the Tenant shall accept the Lease on the Completion Date but if the Completion Date shall not take place by six months after the date hereof other than due to the default of the Tenant the grant shall be made forthwith by the Developer out of its leasehold interest in the Premises and the provision of Clauses 4, 5 and 6 shall apply as if the Developer had been named therein as Landlord.

5.2 Completion shall take place at the London Offices of the Landlord's solicitor and the Landlord (or the Developer as the case may require) shall deliver the duly executed Lease to the Tenant and the Tenant shall deliver a duly executed counterpart of the Lease to the Landlord (or the Developer as aforesaid).

5.3 The Term Commencement Date under the Lease shall be the date of this Agreement.

5.4 Rent due under the Lease shall be payable on and from the Rent Commencement Date.

5.5 The Landlord and the Developer shall place their Land Certificates in respect of the Premises on deposit at H M Land Registry for the purpose of enabling the Tenant to register a notice of its interest in the Premises arising under this Agreement.

  6  OCCUPATION OF THE PREMISES

6.1 The Landlord shall allow the Tenant to take occupation of the Premises on the date of this Agreement.

6.2  The Tenant shall pay to the Landlord:

     6.2.1 a licence fee on and from Rent Commencement Date equal to the Principal Rent; and

     6.2.2 a licence fee on and from the date of this Agreement equal to the insurance premiums, which would have been payable by the Tenant if the Lease had been completed and the term granted by the Lease had commenced;

     6.2.3 sums at the same times and in the same manner as would have been payable under Clause 6.2 of the Lease if it had been completed and the term granted by it had commenced.

6.3 Any amount paid to the Landlord under Clause 6.2 shall be deducted by the Landlord following the grant of the Lease from the rents or insurance premiums (as the case may be) which would otherwise have been due under the Lease in respect of the same period.

6.4 The Tenant shall occupy the Premises subject to the provisions contained in the Lease and Licence for Fit Out Works as if the Lease and Licence for Fit Out Works had been granted. Each

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     party shall comply with the convenants on its part contained in the Lease and shall be entitled to all remedies by distress, action or otherwise for recovering rent in arrear and for any breach of the other's obligations as if the Lease had been granted and the licence fees were rent.

6.5  Until the grant of the Lease the Tenant shall be a licensee only.

  7  VAT

7.1 Where pursuant to the terms of this Agreement, any party (the "SUPPLIER") makes a supply to any other party (the "RECIPIENT") for VAT purposes and VAT is chargeable on such supply, the Recipient shall pay to the Supplier (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than three working days before the last day (as notified to the Recipient by the Supplier in writing) on which the Supplier can account to H M Customs & Excise for such VAT without incurring any interest or penalties, and the Supplier shall provide the Recipient with a valid tax invoice for VAT purposes.

7.2 Any obligation to reimburse or pay another party's expenditure extends to irrecoverable VAT on that expenditure and the person liable to pay shall also reimburse or pay such VAT.

7.3 If either party (the "PAYER") has paid any amount in respect of VAT under this Clause 7 to the other party (the "PAYEE") on the basis that:

     7.3.1 The Transaction in respect of which such amount was paid gave rise to a supply made by the Payee to the Payer for VAT purposes; and

     7.3.2  such supply was a taxable supply for VAT purposes

     and it subsequently transpires that no supply was made, or that such supply was not a taxable supply, for VAT purposes, the Payee shall forthwith repay such amount to the Payer PROVIDED THAT, if the payee has already accounted to H M Customs & Excise for VAT in respect of the said transaction on the basis that such transaction gave rise to a taxable supply for VAT purposes, the Payee shall only be obliged to repay such amount to the Payer if and to the extent that it is able to obtain repayment or credit from H M Customs & Excise in respect of the VAT it has accounted to them, and in such a case, the Payee shall use all reasonable endeavours to obtain such repayment or credit from H M Customs & Excise, and the Payee shall only be obliged to repay such amount to the Payer as aforesaid within three working days following receipt by the Payee of the said repayment from H M Customs & Excise or three working days following the date on which the Payee has fully utilised the said credit (as the case may be).

  8  INTEREST ON OVERDUE SUMS

     If the person entitled so to do does not receive any sum due to it by the due date the person liable to pay it shall pay on demand interest on such sum at 4 per cent above the current base rate of Barclays Bank Plc from the due date until payment (both before and after any judgment).

  9  NOTICES

     Section 196 of the Law of Property Act 1925 shall apply to any notice which may be served under this Agreement as if the final words of Section 196(4)
     "and that service........ be delivered" were deleted and replaced by "and that service shall be deemed to be made on the third Working Day after posting".


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10    ENTIRE AGREEMENT

10.1 The Tenant acknowledges that it has not relied on any representation other than any given by the Landlord's Solicitors or the Developer's Solicitors in any written reply to any enquiry made by the Tenant's or the Developer's solicitors before the date of this Agreement.

10.2  The parties acknowledge that:-

      10.2.1  this Agreement;

      10.2.2  the Fit Out Agreement; and

      10.2.3 any plan or other documents referred to in this Agreement and/or annexed to it contain all the terms of the contract agreed between the parties and between some of the parties and Goldman Sachs Property Management

11    DEVELOPER'S GUARANTEE

11.1 The Developer's Guarantor covenants with the Tenant as principal debtor that:

      11.1.1 The Developer will pay the sums due from it under and perform its obligations contained in this Agreement.

11.2  The liability of the Developer's Guarantor shall not be affected by:

      11.2.1 Any time given to the Developer or any failure by the Tenant to enforce compliance with the Developer's covenants and obligations

      11.2.2  Any variation of the terms of this Agreement

      11.2.3 Any change in the constitution structure or powers of the Developer's Guarantor or the Developer or the administration liquidation or bankruptcy of the Developer or the Developer's Guarantor

      11.2.4  Any act which is beyond the powers of the Developer

      11.2.5 The transfer of the reversion expectant on the term to be granted by the Lease

      11.2.6 Any other act or thing by which (but for this provision) the Developer's Guarantor would have been released

12    THE GUARANTOR

12.1  The Guarantor covenants with the Landlord as principal debtor that:

      12.1.1 The Tenant will pay the sums due from it under and perform its obligations contained in this Agreement

      12.1.2 If within 21 days after the Completion Date the Tenant has failed to take up the lease the Guarantor will either duly execute and deliver a counterpart and accept a lease in the same form but with the Guarantor named as tenant therein or procure the execution of a counterpart by another company in the Goldman Sachs group of companies as tenant with the Guarantor guaranteeing the Tenant's obligations contained in the Lease provided that the Landlord shall first have approved in writing the identity of such alternative company such approval not to be unreasonably withheld and the Landlord shall take account of the guarantee in considering such alternative within 21 days after written demand and at the cost in all respects of the Guarantor


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
12.2 The liability of the Guarantor shall be no greater than it would have been if the Guarantor had been the Tenant (except for additional costs arising from the enforcement of the guarantee) but shall not be affected by:

      12.2.1 Any time given to the Tenant or any failure by the Landlord to enforce compliance with the Tenant's covenants and obligations

      12.2.2  Any variation of the terms of this Agreement

      12.2.3 Any change in the constitution structure or powers of the Guarantor the Tenant or the Developer or the administration liquidation or bankruptcy of the Tenant the Guarantor or the Developer

      12.2.4  Any act which is beyond the powers of the Tenant

      12.2.5 The transfer of the reversion expectant on the term to be granted by the Lease

      12.2.6 Any other act or thing by which (but for this provision) the Guarantor would have been released

12.3 The Guarantor may not assign its rights or delegate its obligations under this Guarantee in whole or in part (and any purported assignment or delegation is void) except for an assignment and delegation of all of the Guarantor's rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organisation in whatever form (the "SUCCESSOR") that succeeds to all or substantially all of the Guarantor's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such assignment and or assumption of obligations the Guarantor shall give written notice thereof to the Landlord and subject to the Landlord having received in a form reasonably satisfactory to the Landlord, a deed executed by the Successor (accompanied by a legal opinion in a form reasonably satisfactory to the Landlord addressed to the Landlord from a reputable firm of lawyers in the relevant jurisdiction confirming inter alia enforceability and due execution) whereby the Successor assumes and covenants with the Landlord to perform all outstanding and future obligations of the Guarantor under this Agreement, whether such assumption is by operation of law or by virtue of such deed, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption, but without prejudice to any antecedent breach.

  13  LANDLORD'S LIABILITY

13.1 The Landlord shall be under no liability or obligation under or pursuant to this Agreement as the other parties hereto each admit and acknowledge save only the express obligations on the part of the Landlord contained in or resulting from this Agreement.

13.2 The obligations of the Tenant and the Guarantor to the Landlord shall not be affected by any breach by the Developer.

  14  TENANT'S LIABILITY

      To the extent that any want of repair arises from a Defect for which the Developer is responsible to the Tenant under this Agreement the Landlord, subject to the provisions of this Clause 14 agrees that it and its successors in title will at the written request of the Tenant, defer taking action to enforce the Tenant's repairing obligations contained in the Lease in relation to that want of repair provided that:

14.1 Such deferral shall subsist only for so long as the Tenant is actively pursuing and enforcing its rights and remedies against the Developer under this Agreement.

14.2 The Landlord shall not be obliged to defer such action or continue any such deferral in the event that the Superior Landlord (as defined in the Lease) shall require the Landlord either to take such action or to remedy the want of repair and the Developer shall (subject always to the provisions of Clause 15) indemnify the Landlord from and against all liability from claims by the Superior Landlord and the tenant of the Restaurant in relation to such want of repair and/or deferral.

14.3 The Landlord shall not be obliged to defer such action or continue such deferral if the want of repair requires urgent attention or where any deferral would or would be likely to materially adversely affect the Premises.

14.4 The Tenant shall keep the Landlord fully informed in writing as to the progress of its pursuit and enforcement of its rights against the Developer at regular intervals as required by the Landlord.

14.5 Throughout the period of such deferral the Tenant shall keep the Landlord fully informed in writing as to any deterioration in the Premises arising as a result of the defect or such deferral.

14.6 No such deferral nor any time composition release or indulgence afforded to the Tenant by the Landlord following the commencement of such deferral shall constitute or be deemed to constitute any waiver or release by the Landlord or its successors in title of any of its or their rights and remedies against the Tenant or the Guarantor under the Lease or prejudice the exercise by the Landlord or its successors of any other right and remedies available to it under the Lease.

14.7 Immediately upon cessation of such deferral, the Tenant shall remedy the want of repair in question with all due speed and to the reasonable satisfaction of the Landlord and such liability shall not be limited reduced or negated nor shall the Landlord's rights and remedies be adversely affected by any failure by the Tenant to obtain judgment against or otherwise recover from the Developer to the full extent of its claim.

14.8 The Landlord notwithstanding that the Tenant may be actively pursuing and enforcing its rights against the Developer may cease such deferral and take action to enforce the Tenant's repairing obligations, for the purpose of preventing the Landlord's claim against the Tenant being barred by limitation in the last year of any period for claim.

15   LIMIT OF DEVELOPER'S LIABILITY

15.1 The Developer shall be under no liability or obligation to the Tenant or the Guarantor or any other Tenant pursuant to Clause 12.1.2 or its or their successors in title under or pursuant to this Agreement or in respect of the Works or the Premises save only the express obligations on the part of the Developer contained in or resulting from this Agreement.

15.2 The liability of the Developer to the Tenant under this Agreement or in respect of the Works or the Premises shall be limited to:

     15.2.1 claims notified in writing to the Developer before the third anniversary of the Practical Completion Date;

     15.2.2 the cost of carrying out such works in such reasonable manner and to such reasonable standards as shall be reasonably required so that any Defect in the Works shall be remedied.

15.3 Without prejudice to any of the foregoing the Developer shall not be liable to the Tenant or the Guarantor or any other Tenant pursuant to Clause
     12.1.2 or its or their successors in title for any losses of an indirect or consequential nature arising as a result of breach of the provisions of this Agreement in addition to the cost of remedying any Defect in the Works.

  16  FIT OUT AGREEMENT

16.1 For the avoidance of any doubt the parties to this Agreement and to the Fit Out Agreement acknowledge that the Developer has no liability under or in respect of the Fit Out Agreement except for the payment of the Maximum Sum.

16.2 The Tenant shall promptly provide or procure to be provided as soon as practicable and in any event within 3 months of practical completion of the Fit Out Works a reasonably detailed statement setting out the items installed with a view to the Developer claiming the benefit of such capital allowances for plant and machinery as are generated in respect of the payment by the Developer of the Maximum Sum pursuant to the Fit Out Agreement.

16.3 The Guarantor and the Tenant shall procure that no claim shall be made by them or by Goldman Sachs Property Management or any of the Tenant's Group Companies (as defined in the Lease) in respect of capital allowances for plant and machinery forming part of the Developer's Fit Out Works as defined in the Fit Out Agreement.

  17 JURISDICTION AND SERVICE

     The provisions of Clause 7.11 of the Lease shall apply mutatis mutandis to this Agreement.

     SIGNED by the parties or their duly authorised representatives the day and year first before written

                                  THE SCHEDULE

                    TRADE CONTRACTORS AND PROFESSIONAL TEAM

PART 1 - TRADE CONTRACTORS

Coverite Limited                   - Waterproofing
PC Harrington Contractors Limited  - Concrete Structure
Swift Structures Limited           - Structural Steelwork
Cooperative Industriale Romagnola  - Cladding Supply
S.C.A.R.L.
Sabrecastle                        - Cladding installation
T W Ide Limited                    - Entrance Glazing and Canopy
Coverite Limited                   - Roof Finishes
Irvine Whitlock Limited            - Masonry
B R Hodgson Limited                - Dry lining
H L Smith Construction Limited     - Toilet Fit Out
R Glazzard (Dudley) Limited        - Metalwork
Henderson Bostwick Limited         - Metal Doors, Roller Shutters
A Davies Limited                   - Entrance Hall Fit Out
H L Smith Construction Limited     - Marketing Suite Fit Out
Facade Hoists Limited              - Facade Maintenance Equipment
Andrews Weatherfoil plc            - Mechanical Services
Sychronised Systems Limited        - Controls/BMS
Abbey Thermal Insulation Limited   - Thermal Insulation and Fire Stopping
N G Bailey Limited                 - Electrical Services
R C Cutting Limited                - Lightning protection
McNicholas plc                     - Hard landscaping
Otis plc                           - Lifts
Cerberus Limited                   - Fire detection/alarm

PART 2 - PROFESSIONAL TEAM

Mace Limited                       - Construction Manager
Rolfe Judd Architecture Limited    - Architects
Ove Arup & Partners                - Services
Ove Arup & Partners                - Structural engineers
Charles Funke Associates           - Landscape consultants

                      Appendix A: Category A Specification
                    Appendix B: Forms of Collateral Warranty
                      Appendix C: Development Obligations
                           Appendix D: Fit Out Plans
                               Appendix E: Lease
                     Appendix F: License for Fit Out Works
                    Appendix G: Prohibited Materials Letter
                           Appendix H: Snagging List
                        Appendix I: Works Specification




SIGNED by                       on   }            /s/ [signature]
behalf of the Landlord                              ---------------------------
                                                    Authorised Signing Officer


SIGNED by [name]                on   }            /s/ [signature]
behalf of the Developer



SIGNED by                       on   }
behalf of the Tenant



SIGNED by                       on   }
behalf of the Guarantor


-------------------------------------------------------------------------------

SIGNED by [name]                on   }            /s/ [signature]
behalf of the Developer's Guarantor





-------------------------------------------------------------------------------

                                     ANNEX A

                                ONE CARTER LANE
                              at Petershill, London

                            CATEGORY A SPECIFICATION

1.1   Internal Finishes

      Ceilings

      500mm x 500mm perforated metal tile system with concealed grid; CAPL Ceiling System 120 or equivalent. Plasterboard perimeter margin incorporating continuous 3 slot diffusers and blind box.

      Raised Floor

      Fully accessible medium grade raised floor system with nominal depth of 150mm (inclusive of panel) and 600mm by 600mm tiles. Raised floor tiles of corrosion resistant steel with cementitious infill supported on adjustable pedestals. Complete with all required barriers or fire breaks.

      Walls

      Plasterboard column casings, polyester powder coated skirtings and emulsion paint to all walls.

      Carpets

      Medium grade carpet tiles to all office areas; Firth Carpets Degas ref 170/T261.

      Blinds

      Polyester powder coated narrow venetian blinds fixed in front of all office windows.

1.2   LPHW Installation

      Primary Heat Distribution Systems

      Distribution pipework from riser to floor distribution serving FCU's flow and return including all associated fittings, valves, connections, insulation, etc.

      LPHW pipework will follow the established base-build routes, with all materials and workmanship matching the existing.

1.3   CHW Installation

      Primary/Secondary Cooling Distribution Systems

      Distribution pipework from riser to floor distribution serving FCU's flow and return including all associated fittings, valves, connections, insulation, etc.

      Chilled water pipework will follow the established base-build routes, with all materials and workmanship matching the existing.

1.4   Fan Coil Units

      Fan Coil Air Conditioning System

      FCU's, (1 per 4.5m of perimeter) airside control, including installation of controls. Intelligent controllers. Condensate drain; 32mm diameter UPVC.

      FCU's shall be of no lesser standard to those installed within the Marketing Suite, being capable of control via the Building Management System. Each unit shall be individually controlled to local conditions. The quantities and locations of the units, designed to suit the floor arrangement.

1.5   Ductwork Installation

      General/Supply Extract Systems

      Supply ductwork terminating in stub ducts with automatic volume control units.

      Ductwork 200mm diameter from FCUs via flexible connections to plenum boxes including all associated fittings etc.
      Slot grille diffusers and plenum boxes 1.2m long to perimeter zones. Square grille diffusers to inner zone.
      Smoke/fire barrier dampers.

      Extract ductwork connects into the service riser which is utilised as the return air shaft to the extract fans. These stub ducts collect air from the ceiling void and a path for the return air to these ducts must be maintained.

1.6   BMS Controls

      DDC controlled BMS installation, comprising Trend equipment and software, designed and installed by a Trend systems house.

      BMS Controls will incorporate a BMS front end operators station, intelligent unitary controllers to fan coil units and constant air volume terminal boxes, motorised control centres and a Modem Auto Dialler.

      The installation shall be compatible with the microprocessor hardware operator station, printer, graphics and outstation software within the Base Building Specification.

      Both fan coil units and constant air volume terminal box controllers incorporate Trend intelligent unitary controllers connected to a Local Area Network (LAN) and in turn to the BMS network via gateways to enable full interrogation and adjustment of parameters and set points from the operators station.

      The Intelligent Unitary Controllers for the fan coil units are located within an enclosure, together with an isolator, contactor, transformer and fuses within a factory fitted unit fixed to the fan coil unit by the manufacturer.

1.7   LV Distribution

      LV distribution will terminate at the distributions boards for connection by the tenants for lighting and power via underfloor power track and above the ceiling for lighting.

1.8   Lighting Installation

      General Lighting

      Office lighting to achieve 500 lux average illuminance from LG3 Category 2 luminaires, 500mm by 500mm, high frequency regulated ballasts, including modular wiring system and switching to luminaires, 2No circuits per floor; lighting installation via marshalling boxes to provide interface with lighting control system by occupier. Dimming installation to adjust lighting level; each circuit dimmed separately. Luminaire nett return air slots.

      The lighting to a typical floor shall be divided into four zones, each zone controlled by a four button master switch plate which sets the levels achievable from the office light switches. The master switches are linked into the floor central controller and the transmitter floor controller, located within the electrical riser cupboard.

1.9   Emergency Lighting

      Emergency lighting installation to BS5266 by way of self contained battery luminaires.

1.10  Fire Alarms

      Fire alarms shall comply with BS5839 and be linked into a single zone evacuation house system. The system may be a separate installation or one using the limited number of spare ways within the house system.

1.11  Base Building Specification Design Parameters

      The Base Building Specification design parameters are as follows:

      Occupancy:                          1 person per 10m2

      IT Cooling Load:                    25 + 10 W/m2

      Fresh air to Office Areas:          1.31 l/s/m2

      Air Change Rate to Toilets:         6 per hour

      Chiller Capacity:                   1500 KW

      Outside Design Conditions:          Summer 28 degrees C dry bulb,
                                          21 degrees C wet bulb
                                          Winter -5.5 degrees C wet bulb

      Office Design Conditions:           Summer 22 degrees C +/-  2 degrees C
                                          Winter 20 degrees C +/-  2 degrees C

      Noise Criteria:                     NR35

      Overall Cooling Capacity:           35 W/m2

2.0   Lobbies to Staircases

2.1 Suspended ceiling, raised floor and/or screed, paint to walls, skirtings and carpet or vinyl floor finish.

                                   APPENDIX B

                                   APPENDIX B

Warranties:

Consultants:

Architects:                   Rolfe Jodd Architecture Ltd

Structural Engineer:          Ove Arup & Partners

Services Engineer:            Ove Arup & Partners

Landscape Consultant:         Charles Funke Associates

Construction Manager:         Mace Ltd

Trade Contractors:

2160        Waterproofing           Coverite Ltd
2380        Concrete Structure      P C Harrington Contractors Ltd
2800        Steelwork               Swift Structures Ltd
3210        Cladding supply         Cooperation Industrial Romagnola s.c.a.r.l.
3210        Cladding install        Subsecastle Ltd
3600        Roof finishes           Coverite Ltd
3700        Masonry                 Irvine Whitlock Ltd
3800        Dry lining              BR Hodgson Ltd
4200        Toilet fit out          H L Smith Construction Ltd
4500        Metalwork               Glazzards Ltd
4575        Roller shutters         Henderson Bostwick Ltd
4750        Entrance Hall           A Davies Ltd
4755        Marketing suite         H L Smith Construction Ltd
5500        Facade system           Facade Hoists Ltd
3220        Entrance glazing        T W Ide Ltd
6300        Mechanical Services     Andrew Weatherfoil plc
6700        BMS/Controls            Synchronised Systems Ltd
6900        Thermal Insulation      Abbey Insulation Ltd
7050        Fire Detection/Alarm    Cerberus Ltd
7300        Lightning Protection    R C Cutting Ltd
7400        Lifts                   Otis plc
8100        Hard Landscaping        McNicholas plc

All of the above Trade Contractors are obliged to provide a warranty in the standard form except

3210 CIR whose warranty recognises their contract as being a "supply contract".

A specimen collateral warranty form is contained in Appendix B, together with CIR's supply contract.


--------------------------------------------------------------------------------

                    DEED OF COLLATERAL WARRANTY - CONSULTANT

                            DATED        1997

1.1   Employer          English Property Corporation plc
                        of
                        12 St James's Square London SW1Y 4LB

1.2   Consultant        Rolfe Judd Architecture Limited
                        of
                        27 Blandford Street, London W1

1.3   Third Party       Goldman Sachs International
                        of
                        Peterborough Court, 133 Fleet Street, London EC4A 2BB

1.4   Consultancy       Dated 14 October 1993 as amended by a Supplemental
      Appointment       Agreement dated 7 June 1996 whereby the Employer
                        appointed the Consultant as Architects in connection with the Project

1.5   Property          One Carter Lane London EC4

1.6   Project           Petershill, London EC4
                        To be developed as commercial offices with ancillary retail and car parking

1.7   Relevant Parties  Construction Manager          Mace Limited

                        Architects                    Rolfe Judd Architecture
                                                      Limited

                        Services engineers            Ove Arup & Partners

                        Structural engineers          Ove Arup & Partners

                        Landscape consultants         Charles Funke Associates

                        Hard Landscaping              McNicholas plc

                        Waterproofing                 Coverite Limited

                        Concrete Structure            PC Harrington Contractors
                                                      Limited

                        Structural Steelwork          Swift Structures Limited

                        Cladding                      Cooperative Industriale
                                                      Romagnola s.c.a.r.l.

                        Cladding installation         Sabrecastle Limited

                        Entrance Glazing and Canopy   T W Ide Limited

                        Roof Finishes                 Coverite Limited

                        Masonry                       Irvine Whitlock Limited

                        Drylining                     B R Hodgson Limited

                        Toilet Fit Out                H L Smith Construction
                                                      Limited

                        Metalwork                     R Glazzard (Dudley)
                                                      Limited

                        Metal Doors, Roller Shutters  Henderson Bostwick Limited


--------------------------------------------------------------------------------

                        Entrance Hall Fit Out         A Davies Limited

                        Marketing Suite Fit Out       H L Smith Construction
                                                      Limited

                        Facade Maintenance Equipment  Facade Hoists Limited

                        Mechanical Services           Andrews Weatherfoil plc

                        Controls/BMS                  Sychronised Systems
                                                      Limited

                        Thermal Insulation and Fire   Abbey Thermal Insulation
                        Stopping                      Limited

                        Electrical Services           N G Bailey Limited

                        Lightning protection          R C Cutting & Co Ltd

                        Fire Detection and Alarms     Cerberus Limited

                        Lifts                         Otis plc

  2

2.1 The Consultant warrants that it has performed and will continue to perform its duties to the Employer under the Consultancy Appointment provided that the Consultant shall have no greater liability to the Third Party by virtue of this Deed than it would have had if the Third Party had been the Employer under the Consultancy Appointment.

2.2 If any of the Relevant Parties would have been liable to the Third Party under contractual undertakings similar to this Deed (if such undertakings had been provided), the amount of the Consultant's liability under this agreement shall be limited to the amount which the Consultant would have been ordered to contribute under the Civil Liability (Contribution) Act 1978 had there been judgement for the Third Party against all the Relevant Parties against whom judgement could have been ordered and those judgements had been enforced and payment received in satisfaction of them.

2.3 The Third Party shall be entitled to recover from the Consultant only the actual or anticipated reasonable cost to the Third Party of remedying physical or design defects to the Project caused by the Consultant's failure to perform its duties to the Employer under the Consultancy Appointment (which cost shall, for the avoidance of doubt, be taken to include professional fees in respect thereof and any liability at law to any third parties in connection therewith). The Third Party shall not be entitled to recover other losses howsoever arising from the Consultant.

  3 The Third Party has no authority to issue any direction or instruction to the Consultant in relation to performance of the Consultant's duties under the Consultancy Appointment.

  4 The Third Party shall enjoy the same rights in respect of all drawings, design, plans, reports, specifications, bills of quantities, photographs and brochures, calculations and other documents provided by the Consultant in connection with the Project as are enjoyed by the Employer under the Consultancy Appointment. The Consultant shall not be responsible for any use of the materials for any purpose other than that for which they were originally prepared.

  5 Whenever reasonably requested to do so by the Third Party the Consultant shall produce for inspection documentary evidence that its professional indemnity insurance is being maintained.

  6 The benefit of this Deed may be assigned by the Third Party by way of absolute legal assignment to a party acquiring the entire interest of the Third Party without the consent of the Employer or the Consultant being required and such assignment shall be effective upon written notice thereof being given to the Employer and to the Consultant provided always that such a Deed to a party providing


--------------------------------------------------------------------------------
      development finance shall only be capable of assignment in favour of a further party providing development finance and shall take place prior to Practical Completion. No further assignment of benefit or rights is permitted.

  7 Any notice to be given by the Consultant hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Third Party at its registered office and any notice to be given by the Third Party hereunder shall be deemed to be duly given if it is addressed to "Managing Director" and delivered by hand at or sent by registered post or recorded delivery to the above mentioned address of the Consultant or to the principal business address of the Consultant for the time being and any such notices sent by registered post or recorded delivery shall be deemed to have been received forty-eight hours after being posted. Any notice either by Consultant or Third Party shall be copied to the Employer at its registered office.

  8 Notwithstanding the date hereof the Consultant shall have no liability hereunder after the expiry of whichever is the sooner of 10 years from the date of the Certificate of Completion of Making Good Defects or 12 years from the date of the Certificate of Practical Completion of the relevant section of the Project.


--------------------------------------------------------------------------------

IN WITNESS whereof this document has been executed as a Deed the day and year first before written



                                    {  THE COMMON SEAL of
                                    {  ROLFE JUDD ARCHITECTURE
                                    {  LIMITED
                                    {  was hereunto affixed in the presence of:

                                       Director

                                       Secretary


--------------------------------------------------------------------------------

                    DEED OF COLLATERAL WARRANTY - CONSULTANT

                                   DATED    1997


1.1   Employer          English Property Corporation plc
                        of
                        12 St James's Square London SW1Y 4LB

1.2   Consultant        Charles Funke Associates
                        of
                        5 Mill Pool House, Mill Lane, Godalming, Surrey GU7 1EY

1.3   Third Party       Goldmans Sachs International
                        of
                        Peterborough Court, 133 Fleet Street, London EC4A 2BB

1.4   Consultancy       Dated 17 January 1995 whereby the Employer appointed the
      Appointment       Consultant as Landscape Consultants in connection with
                        the Project

1.5   Property          One Carter Lane London EC4

1.6   Project           Petershill, London EC4
                        To be developed as commercial offices with ancillary retail and car parking

1.7   Relevant Parties  Construction Manager          Mace Limited

                        Architects                    Rolfe Judd Architecture
                                                      Limited

                        Services engineers            Ove Arup & Partners

                        Structural engineers          Ove Arup & Partners

                        Landscape consultants         Charles Funke Associates

                        Hard Landscaping              McNicholas plc

                        Waterproofing                 Coverite Limited

                        Concrete Structure            PC Harrington Contractors
                                                      Limited

                        Structural Steelwork          Swift Structures Limited

                        Cladding                      Cooperative Industriale
                                                      Romagnola s.c.a.r.l.

                        Cladding installation         Sabrecastle Limited

                        Entrance Glazing and Canopy   T W Ide Limited

                        Roof Finishes                 Coverite Limited

                        Masonry                       Irvine Whitlock Limited

                        Drylining                     B R Hodgson Limited

                        Toilet Fit Out                H L Smith Construction
                                                      Limited

                        Metalwork                     R Glazzard (Dudley)
                                                      Limited

                        Metal Doors, Roller Shutters  Henderson Bostwick Limited

                        Entrance Hall Fit Out         A Davies Limited


--------------------------------------------------------------------------------

                        Marketing Suite Fit Out       H L Smith Construction
                                                      Limited

                        Facade Maintenance Equipment  Facade Hoists Limited

                        Mechanical Services           Andrews Weatherfoil plc

                        Controls/BMS                  Sychronised Systems
                                                      Limited

                        Thermal Insulation and Fire   Abbey Thermal Insulation
                        Stopping                      Limited

                        Electrical Services           N G Bailey Limited

                        Lightning protection          R C Cutting & Co Ltd

                        Fire Detection and Alarms     Cerberus Limited

                        Lifts                         Otis plc

  2

2.1 The Consultant warrants that it has performed and will continue to perform its duties to the Employer under the Consultancy Appointment provided that the Consultant shall have no greater liability to the Third Party by virtue of this Deed than it would have had if the Third Party had been the Employer under the Consultancy Appointment.

2.2 If any of the Relevant Parties would have been liable to the Third Party under contractual undertakings similar to this Deed (if such undertakings had been provided), the amount of the Consultant's liability under this agreement shall be limited to the amount which the Consultant would have been ordered to contribute under the Civil Liability (Contribution) Act 1978 had there been judgement for the Third Party against all the Relevant Parties against whom judgement could have been ordered and these judgements had been enforced and payment received in satisfaction of them.

2.3 The Third Party shall be entitled to recover from the Consultant only the actual or anticipated reasonable cost to the Third Party of remedying physical or design defects to the Project caused by the Consultant's failure to perform its duties to the Employer under the Consultancy Appointment (which cost shall, for the avoidance of doubt, be taken to include professional fees in respect thereof and any liability at law to any third parties in connection therewith).

  3 The Third Party has no authority to issue any direction or instruction to the Consultant in relation to performance of the Consultant's duties under the Consultancy Appointment.

  4 The Third Party shall enjoy the same rights in respect of all drawings, design, plans, reports, specifications, bills of quantities, photographs, brochures, calculations, CAD materials and other documents provided by the Consultant in connection with the Project as are enjoyed by the Employer under the Consultancy Appointment.

  5 Whenever reasonably requested to do so by the Third Party the Consultant shall produce for inspection documentary evidence that its professional indemnity insurance is being maintained.

  6 The benefit of this Deed may be assigned by the Third Party by way of absolute legal assignment to a party acquiring the entire interest of the Third Party without the consent of the Employer or the Consultant being required and such assignment shall be effective upon written notice thereof being given to the Employer and to the Consultant.

  7 Any notice to be given by the Consultant hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Third Party at its registered office and any notice to be given by the Third Party hereunder shall be deemed to be


--------------------------------------------------------------------------------
      duly given if it is addressed to "The Senior Party"/"the Managing Director" and delivered by hand at or sent by registered post or recorded delivery to the above mentioned address of the Consultant or to the principal business address of the Consultant for the time being and any such notices sent by registered post or recorded delivery shall be deemed to have been received forty-eight hours after being posted. All notices given under this Deed shall be copies simultaneously to the Employer.

  8 If the Consultant is a partnership each partner shall be jointly and severally liable.

  9 Notwithstanding the date of this Deed the Consultant shall have no liability hereunder in respect of claims notified to the Consultant after the expiry of 12 years from the date of the Certificate of Practical Completion of the relevant section of the Project.


--------------------------------------------------------------------------------

IN WITNESS whereof this document has been executed as a Deed the day and year first before written



                                    {  THE COMMON SEAL of
                                    {  CHARLES FUNKE ASSOCIATES
                                    {  LIMITED
                                    {  was hereunto affixed in the presence of:

                                       Director

                                       Secretary


--------------------------------------------------------------------------------

                    DEED OF COLLATERAL WARRANTY - CONSULTANT

                                  DATED    1997


1.1   Employer          English Property Corporation plc
                        of
                        12 St James's Square London SW1Y 4LB

1.2   Consultant        Ove Arup & Partners
                        of
                        13 Fitzroy Street, London W1P 6BQ

1.3   Third Party       Goldman Sachs International
                        of
                        Peterborough Court, 133 Fleet Street, London EC4A 2BB

1.4   Consultancy       Two deeds, both dated 28 July 1994 (as supplemented by a
      Appointments      deed dated 7 November 1997 and 20 November 1997) whereby
                        the Employer appointed the Consultant as Services and Structural Engineers in connection with the Project

1.5   Property          One Carter Lane London EC4

1.6   Project           Petershill, London EC4
                        To be developed as commercial offices with ancillary retail and car parking

1.7   Relevant Parties  Construction Manager          Mace Limited

                        Architects                    Rolfe Judd Architecture
                                                      Limited

                        Services engineers            Ove Arup & Partners

                        Structural engineers          Ove Arup & Partners

                        Landscape consultants         Charles Funke Associates

                        Hard Landscaping              McNicholas plc

                        Waterproofing                 Coverite Limited

                        Concrete Structure            PC Harrington Contractors
                                                      Limited

                        Structural Steelwork          Swift Structures Limited

                        Cladding                      Cooperative Industriale
                                                      Romagnola s.c.a.r.l.

                        Cladding installation         Sabrecastle Limited

                        Entrance Glazing and Canopy   T W Ide Limited

                        Roof Finishes                 Coverite Limited

                        Masonry                       Irvine Whitlock Limited

                        Drylining                     B R Hodgson Limited

                        Toilet Fit Out                H L Smith Construction
                                                      Limited

                        Metalwork                     R Glazzard (Dudley)
                                                      Limited


--------------------------------------------------------------------------------

                        Metal Doors, Roller Shutters  Henderson Bostwick Limited

                        Entrance Hall Fit Out         A Davies Limited

                        Marketing Suite Fit Out       H L Smith Construction
                                                      Limited

                        Facade Maintenance Equipment  Facade Hoists Limited

                        Mechanical Services           Andrews Weatherfoil plc

                        Controls/BMS                  Sychronised Systems
                                                      Limited

                        Thermal Insulation and Fire   Abbey Thermal Insulation
                        Stopping                      Limited

                        Electrical Services           N G Bailey Limited

                        Lightning protection          R C Cutting & Co Ltd

                        Fire Detection and Alarms     Cerberus Limited

                        Lifts                         Otis plc

  2

2.1 The Consultant hereby confirms that in respect of such matters as lie within the scope of the Consultancy Appointments it has exercised and will continue to exercise reasonable skill, care and diligence and shall be liable for the reasonable costs including professional fees in respect thereof incurred by the Third Party in repairing any defect in the Property or physical damage to the Property which is caused by any failure by the Consultant in exercising such skill and care.

      PROVIDED THAT

            (i) The Consultant shall have no liability for any damages, costs, losses or expenses other than the reasonable cost of repairs referred to above; and

            (ii) The Consultant's liability for such a breach shall be limited to the proportion which it would be just and equitable to require the Consultant to pay having regard to the extent of the Consultant's responsibility for the loss or damage in question and on the basis that the other Relevant Parties shall be deemed to have provided contractual undertakings to the Third Party in respect of the performance of their services in connection with the Project and shall be deemed to have paid to the Third Party such proportion which it would be just and equitable for them to pay having regard to the extent of their responsibility for the loss or damage in question; and

            (iii) Notwithstanding any rule of law to the contrary the Third
                  Party may bring claims against the Consultant at any time up to 10 years after the date upon which the Development was practically completed as certified in a Certificate of Practical Completion under the Building Contract but the Consultant shall have no liability in any legal proceedings commenced more than 10 years after the date upon which the Development was practically completed as certified by a Certificate of Practical Completion under the Building Contract; and

            (iv) The Consultant shall be entitled to the same rights of set-off against and deductions from any liability to the Third Party as it may have against the Developer.

3 The Third Party has no authority to issue any direction or instruction to the Consultant in relation to performance of the Consultant's duties under the Consultancy Appointments.


--------------------------------------------------------------------------------

4 The Third Party shall enjoy the same rights in respect of all drawings, design, plans, reports, specifications, bills of quantities, photographs and other similar documents provided by the Consultant in connection with the Project as are enjoyed by the Employer under the Consultancy Appointments Provided that the Consultant shall not be responsible for any use of the materials for any purpose other than that for which they were originally prepared by the Consultant.

5 Whenever reasonably requested to do so by the Third Party the Consultant shall produce for inspection documentary evidence that its professional indemnity insurance is being maintained.

6 The benefit of this Deed may be assigned by the Third Party to its immediate successor by way of absolute legal assignment without the consent of the Employer or the Consultant being required and such assignment shall be effective upon written notice thereof being given to the Employer and to the Consultant. No further assignment of benefit or rights is permitted.

7 Any notice to be given by the Consultant hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Third Party at its registered office and any notice to be given by the Third Party hereunder shall be deemed to be duly given if it is addressed to "The Senior Party"/"the Managing Director" and delivered by hand at or sent by registered post or recorded delivery to the above mentioned address of the Consultant or to the principal business address of the Consultant for the time being and any such notices sent by registered post or recorded delivery shall be deemed to have been received forty-eight hours after being posted.

8 If the Consultant is a partnership each person shall be jointly and severally liable.


--------------------------------------------------------------------------------

IN WITNESS whereof this document has been executed as a Deed the day and year first before written



                                    {  THE COMMON SEAL of
                                    {  OVE ARUP & PARTNERS
                                    {  was hereunto affixed in the presence of:

                                       Director

                                       Secretary


--------------------------------------------------------------------------------

                    DEED OF COLLATERAL WARRANTY - CONSULTANT

                                   DATED 1997

1.1   Client            English Property Corporation plc
                        of
                        12 St James's Square London SW1Y 4LB

1.2   Consultant        Mace Limited
                        of
                        Acre House, 11-15 William Road, London, NW1 3ER

1.3   Third Party       Goldman Sachs International
                        of
                        Peterborough Court, 133 Fleet Street, London EC4A 2BB

1.4   Consultancy       Dated 30 April 1996 whereby the Client appointed the
      Appointment       Consultant as Construction Manager in connection with
                        the Project

1.5   Property          One Carter Lane London EC4

1.6   Project           Petershill, London EC4
                        To be developed as commercial offices with ancillary retail and car parking

1.7   Relevant Parties  Construction Manager          Mace Limited

                        Architects                    Rolfe Judd Architecture
                                                      Limited

                        Services engineers            Ove Arup & Partners

                        Structural engineers          Ove Arup & Partners

                        Landscape consultants         Charles Funke Associates

                        Hard Landscaping              McNicholas plc

                        Waterproofing                 Coverite Limited

                        Concrete Structure            PC Harrington Contractors
                                                      Limited

                        Structural Steelwork          Swift Structures Limited

                        Cladding                      Cooperative Industriale
                                                      Romagnola s.c.a.r.l.

                        Cladding installation         Sabrecastle Limited

                        Entrance Glazing and Canopy   T W Ide Limited

                        Roof Finishes                 Coverite Limited

                        Masonry                       Irvine Whitlock Limited

                        Drylining                     B R Hodgson Limited

                        Toilet Fit Out                H L Smith Construction
                                                      Limited

                        Metalwork                     R Glazzard (Dudley)
                                                      Limited

                        Metal Doors, Roller Shutters  Henderson Bostwick Limited

                        Entrance Hall Fit Out         A Davies Limited


--------------------------------------------------------------------------------

                        Marketing Suite Fit Out       H L Smith Construction
                                                      Limited

                        Facade Maintenance Equipment  Facade Hoists Limited

                        Mechanical Services           Andrews Weatherfoil plc

                        Controls/BMS                  Sychronised Systems
                                                      Limited

                        Thermal Insulation and Fire   Abbey Thermal Insulation
                        Stopping                      Limited

                        Electrical Services           N G Bailey Limited

                        Lightning protection          R C Cutting & Co Ltd

                        Fire Detection and Alarms     Cerberus Limited

                        Lifts                         Otis plc

  2

2.1 The Consultant warrants that it has performed and will continue to perform its duties to the Client under the Consultancy Appointment provided that the Consultant shall have no greater liability to the Third Party by virtue of this Deed than it would have had if the Third Party had been the Client under the Consultancy Appointment.

2.2 If any of the Relevant Parties would have been liable to the Third Party under contractual undertakings similar to this Deed (if such undertakings had been provided), the amount of the Consultant's liability under this agreement shall be limited to the amount which the Consultant would have been ordered to contribute under the Civil Liability (Contribution) Act 1978 had there been judgement for the Third Party against all the Relevant Parties against whom judgement could have been ordered and these judgements had been enforced and payment received in satisfaction of them.

2.3 The Third Party shall be entitled to recover from the Consultant only the actual or anticipated reasonable cost to the Third Party of remedying physical or design defects to the Project caused by the Consultant's failure to perform its duties to the Client under the Consultancy Appointment (which cost shall, for the avoidance of doubt, be taken to include professional fees in respect thereof and any liability at law to any third parties in connection therewith).

  3 The Third Party has no authority to issue any direction or instruction to the Consultant in relation to performance of the Consultant's duties under the Consultancy Appointment.

  4 The Third Party shall enjoy the same rights in respect of all drawings, design, plans, reports, specifications, bills of quantities, photographs, brochures, calculations, CAD materials and other documents provided by the Consultant in connection with the Project as are enjoyed by the Client under the Consultancy Appointment.

  5 Whenever reasonably requested to do so by the Third Party the Consultant shall produce for inspection documentary evidence that its professional indemnity insurance is being maintained.

  6 The benefit of this Deed may be assigned by the Third Party by way of absolute legal assignment on a maximum of two occasions to a party acquiring the entire interest of the Third Party without the consent of the Client or the Consultant being required and such assignment shall be effective upon written notice thereof being given to the Client and to the Consultant.

  7 Any notice to be given by the Consultant hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Third Party at its registered office and any notice to be given by the Third Party hereunder shall be deemed to be


--------------------------------------------------------------------------------
      duly given if it is addressed to "The Senior Party"/"the Managing Director" and delivered by hand at or sent by registered post or recorded delivery to the above mentioned address of the Consultant or to the principal business address of the Consultant for the time being and any such notices sent by registered post or recorded delivery shall be deemed to have been received forty-eight hours after being posted. All notices given under this Deed shall be copied simultaneously to the Client.

  8 If the Consultant is a partnership each partner shall be jointly and severally liable.

  9 Notwithstanding the date of this Deed the Consultant shall have no liability hereunder in respect of claims notified to the Consultant after the expiry of 12 years from the date of the Certificate of Practical Completion of the relevant section of the Project.


--------------------------------------------------------------------------------

IN WITNESS whereof this document has been executed as a Deed the day and year first before written



                                    {  THE COMMON SEAL of
                                    {  MACE LIMITED
                                    {  was hereunto affixed in the presence of:

                                       Director

                                       Secretary


--------------------------------------------------------------------------------

                                SUPPLY CONTRACT

                    FOR USE IN CONNECTION WITH A PROJECT AT

                             PETERSHILL, LONDON EC4

                                     Client

                        ENGLISH PROPERTY CORPORATION PLC

                              Construction Manager

                                  MACE LIMITED

                                    Designer

                       ROLFE JUDD GROUP PRACTICE LIMITED

                               Supply Contractor

              C.I.R. COOPERATIVA INDUSTRIALE ROMAGNOLA S.C.A.R.L.

                           Works Package Description

                              SUPPLY ONLY CLADDING

                              Works Package Number

                                      3210

Part 2: Collateral Warranty to the Purchaser/Tenant

THIS DEED is made the   day of   199

BETWEEN:-

(1) C.I.R. Cooperativa Industriale Romagnola s.c.a.r.l. whose registered office is at Via Bicocca, 14/c, 40026 Imola, Italy (hereinafter called "C.I.R.")

and

(2)   [  ] whose registered office is at [  ] (hereinafter called
      "the Purchaser"/"the Tenant")

WHEREAS:-

A.    By a contract ("the Supply Contract") dated   day of    199  C.I.R. has
      undertaken with [ ] ("the Employer") to execute and complete the Works as defined in the Contract upon the terms set out in the Supply Contract.

B. The Purchaser/Tenant has agreed to purchase from the Employer the Project as defined in the Supply Contract or part thereof and/or will occupy the Project or part thereof when completed.

NOW IT IS HEREBY AGREED as follows:-

1. C.I.R. hereby warrants to and covenants with the Purchaser/Tenant that he has carried out and that he will continue to carry out each and all the obligations, duties and undertakings of C.I.R. in connection with the Project all in accordance with the terms of the Supply Contract, provided that C.I.R. shall have no greater liability to the Purchaser/Tenant by virtue of this agreement than it would have had if the Purchaser/Tenant had been named as the "Client" under the Supply Contract and provided further that C.I.R. shall have no liability to the Purchaser/Tenant by virtue of this Agreement in respect of any delay in completion of the Project

2. The Purchaser/Tenant may assign the benefit of this agreement once only to any person acquiring the whole or part of its interest in the Project. No further assignment shall be permitted.

3. The English courts shall have jurisdiction over any dispute or difference which shall arise between the parties to this Agreement arising out of or in connection with this Agreement. The law of England shall be the proper law of this Agreement. C.I.R. hereby appoints Laytons, Solicitors, Saint Bartholomews, Lewins Mead, Bristol BS1 2NH to be agents for the service of process.

IN WITNESS whereof C.I.R. has executed this agreement as a Deed the day and year first before written.



Signed as a deed on behalf of C.I.R. Cooperativa Industriale Romagnola S.C.A.R.L. (a company incorporated in Italy)


by ________________________________________


and _______________________________________



being persons who, in accordance with the laws of Italy are acting under the authority of the company

Signatory _________________________________


Signatory _________________________________


Director
(Purchaser/Tenant)


Secretary
(Purchaser/Tenant)

Part 2: Collateral Warranty to the Purchaser/Tenant

THIS DEED is made the   day of    199

BETWEEN:-

(1)   [  ] whose registered office is at
      [  ] (hereinafter called "the Trade Contractor")

and

(2)   [  ] whose registered office is at
      [  ] (hereinafter called "the Purchaser"/"the Tenant")

WHEREAS:-

A.    By a contract ("the Trade Contract") dated    day of   199  the Trade
      Contractor has undertaken with [ ] ("the Employer") to execute and complete the Works as defined in the Contract upon the terms set out in the trade Contract.

B. The Purchaser/Tenant has agreed to purchase from the Employer the Project as defined in the Trade Contract or part thereof and/or will occupy the Project or part thereof when completed.

NOW IT IS HEREBY AGREED as follows:-

1. The Trade Contractor hereby warrants to and covenants with the Purchaser/Tenant that he has carried out and that he will continue to carry out each and all the obligations, duties and undertakings of the Trade Contractor in connection with the Project all in accordance with the terms of the Trade Contract, provided that the Trade Contractor shall have no greater liability to the Purchaser/Tenant by virtue of this agreement than it would have had if the Purchaser/Tenant had been named as the "Employer" under the Trade Contract and provided further that the Trade Contractor shall have no liability to the Purchaser/Tenant by virtue of this Agreement in respect of any delay in completion of the Project.

2. The Purchaser/Tenant may assign the benefit of this agreement once only to any person acquiring the whole or part of its interest in the Project. No further assignment shall be permitted.

IN WITNESS whereof the Trade Contractor has executed this agreement as a Deed the day and year first before written.


Director
(Trade Contractor)


Secretary
(Trade Contractor)


Director
(Purchaser/Tenant)


Secretary
(Purchaser/Tenant)

                                   Appendix C

                                   APPENDIX C

A copy of Clauses 3, 4, 5, 6 and 7 (except 7.9 and 7.11) of the Development Agreement together with the relevant definitions, Clause 23 and Schedules 1, 2, 3, 6 and 7

      1.1.1       "the Additional Works"

                  the works (if any) to be carried out pursuant to the Third Party Agreements (to the extent that such works do not form part of the Building Works or are not to be undertaken at the same time as the Building Works)

      1.1.2       "the Approved Plans and Specifications"

                  the plans and specifications listed in the Fifth Schedule with such additions modifications or variations from time to time as are authorised in accordance with the provisions of this Agreement

      1.1.3       "the Architect"

                  the firm or company named as such in Clause 1.1.14 and any substitute appointed by the Developer in accordance with the provisions of this Agreement

      1.1.6       "the Building Works"

                  the construction of buildings and structures on the Site comprising office and restaurant accommodation with ancillary storage and having the minimum Net Internal Area as set out in the column headed "Floor Areas" in the Sixth Schedule subject to a tolerance of 2% together with basement parking for not less than 17 cars all in accordance with the Approved Plans and Specifications incorporating such changes as may be permitted in accordance with this Agreement and all works required to be carried out within the Site pursuant to conditions 09, 13 and 23 of the Planning Permission as a pre-condition to occupation of the Site and all other works required to comply with the provisions of paragraphs 1 and 2 of the First Schedule

      1.1.11      "the Consents"

                  all permissions consents approvals authorities licences certificates and permits in legally effectual form (and where the Developer has a discretion to accept alternative terms in terms acceptable to the Pension Fund subject to clause 1.2) as may be necessary lawfully to carry out maintain and complete the Building Works and to use and enjoy the same when practically completed as intended by the parties including (but without limitation) the approval of any reserved matters still outstanding under the detailed planning permission at the date of this Agreement building regulations consents and bye-law approvals the requirements of all competent statutory authorities regulating the Building Works and/or the use of the Site and the consents of all parties who by the lawful exercise of their rights or powers in the absence of such consent could prevent or impede the carrying out or progress of the Building Works or its use and enjoyment following practical completion of the Building Works

      1.1.12      "the Construction Manager"

                  the firm or company named as such in Clause 1.1.14 and any substitute appointed by the Developer in accordance with the provisions of this Agreement

      1.1.13      "the Consultancy Agreements"

                  the agreements entered into with the Consultants by the Developer in relation to the Building Works and/or the Category A Works and/or the Additional Works

      1.1.14      "the Consultants"

                  Rolfe Judd Architecture Limited (architects) Ove Arup & Partners (services engineer) Ove Arup & Partners (structural engineers) Cyril Sweett and Partners Limited (quantity surveyors) Mace Limited (construction managers and the planning supervisor for the purpose of the Construction (Design and Management) Regulations 1994) and Charles Funke (landscape consultants) and all other firms and consultants who may at any time hereafter be engaged by the Developer in a consultative capacity for the purposes of a material element of the design and construction of the Building Works and/or the Category A Works and/or the Additional Works

      1.1.15      "the Consultants Warranty"

                  the document which is substantially in the form of that attached as Annexure C and initialled by the parties and identified as such or with such substantial amendments thereto as the Pension Fund may approve (subject to Clause 1.2)

      1.1.16      "the Corporation"

      1.1.17      "the Corporation Agreement"

                  the building agreement dated 18th October 1995 made between the Corporation (1) the Developer (2) and the Guarantor (3) as varied by a Deed of Consent dated 31 July 1996

      1.1.30      "Net Internal Area"

                  shall be calculated in accordance with the Code of Measuring Practice issued jointly by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (Fourth Edition) for the areas shown edged red on the plans attached at the Ninth Schedule as measured pursuant to Clause 7.9 and expressed in square feet

      1.1.38      "the Pension Fund's Surveyor"

                  Mr. K. Bugden or such other Chartered Surveyor or firm of surveyors as may be nominated from time to time by the Pension Fund by notice in writing to the Developer and who shall be instructed by the Pension Fund to carry out his functions under this Agreement in a proper and professional manner and promptly having regard to the circumstances and the matter in issue

      1.1.39      "the Planning Permission"

                  the detailed planning permission for the Building Works granted on 24 March 1995 by the Corporation under reference number P28341

      1.1.40      "Practical Completion"

                  the practical completion of the Building Works for the purposes of this Agreement in accordance with Clause 7.8 and "Practically Completed" shall be construed accordingly

      1.1.41      "Practical Completion Date"

                  the date when Practical Completion takes place [ILLEGIBLE]

      1.1.44      "the Site"

                  ALL THAT piece of land situate at One Carter Lane and 2 Old Change Court Petershill London EC4 which is the subject of the Corporation Agreement

      1.1.46      "the Sub-Contractors"

                  all firms or companies engaged as Trade Contractors in respect of the Building Works or the Category A Works or the Additional Works who have some material design responsibility in relation thereto or who have responsibility for carrying out a significant part of the construction of the Building Works or the Category A Works or the installation of a significant item of plant or machinery and including the Trade Contractors engaged in the following Trade Packages:-

                  Waterproofing

                  Concrete Structure

                  Structural Steelwork

                  Restaurant Cladding

                  Cladding

                  Roof Finishes

                  Masonry

                  Dry Lining

                  Toilet Fit Out

                  Metalwork

                  Metal Doors/Roller Shutters/Louvres

                  Entrance Hall Fit Out

                  Facade Maintenance Equipment

                        Mechanical Services

                        Controls/BMS

                        Thermal Insulation and Fire Stopping

                        Electrical Services

                        Fire Detection/Alarms

                        Lightning Protection

                        Lifts

                        Hard Landscape

                        Soft Landscape

                        Marketing Suite Fit Out including floor coverings, decs.

      1.1.47      "the Sub-Contractors Warranty"

                  the document which is substantially in the form of that attached as Annexure D and initialled by the parties and identified as such or with such substantial amendments thereto as the Pension Fund may approve (subject to Clause 1.12)

      1.1.50      "the Third Party Agreements"

                  the Agreements specified in the Seventh Schedule and any other agreements affecting the Site and relating to or in connection with the Building Works (other than the Headlease the EPC Lease the Underlease and Occupation Leases) entered into after the date hereof and prior to the Practical Completion Date by either party hereto with the consent of the other which consent shall not be unreasonably withheld or delayed on the part of the Developer and shall be subject to Clause 1.2 in the case of the Pension Fund

      1.1.51      "Trade Contract"

                  a contract entered into by the Developer with any of the Trade Contractors for construction works pursuant to Clause 6

      1.1.52      "Trade Contractor"

                  any building contractor appointed by the Developer in accordance with the provisions of Clause 6 for any part of the Building Works and/or the Category A Works and/or Additional Works

      1.1.53      "Trade Package"

                  such part of the Buildings Works and/or the Category A works and/or Additional Works comprised therein as are to be carried out by a Trade Contractor pursuant to a Trade Contract

1.3 WHERE any consent agreement or approval of the Pension Fund is required under the provisions of this Agreement the giving of such consent agreement or approval shall be conditional upon the consent of each tenant under an Occupation Lease and the Corporation under the Corporation Agreement and the Headlease also being obtained so far as may be required by the provisions of the relevant Occupation Lease or the Corporation Agreement or the Headlease

1.4 WITHOUT prejudice to any right or remedy of the Developer the time for performance of any obligation of the Developer under this Agreement shall be extended (in cases where the consent agreement or approval of the Pension Fund or the Pension Fund's Surveyor is not to be unreasonably withheld or delayed) to the extent of any unreasonable withholding or delay of the Pension Fund or the Pension Fund's Surveyor in relation to the subject matter of the obligation

1.5 ANY reference in this Agreement to an enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended extended re-enacted or applied by or under any other enactment and shall include all instruments orders plans regulations and permissions and directions made or issued thereunder or deriving validity therefrom

1.6 ANY reference to a Clause sub-clause Recital or Schedule shall be construed (unless the context otherwise requires) as a reference to the relevant Clause or sub-clause of or Recital or Schedule to this Agreement

1.7 NEITHER the index to this Agreement nor the headings to the Clauses of this Agreement shall in any way affect the construction or interpretation of this Agreement

3.    PLANS

      3.1 THE Developer shall from time to time cause to be prepared such plans drawings working drawings specifications and bills of quantities materially in addition to or substitution for the Approved Plans and Specifications as may be or become necessary for the carrying out of the Building Works in sufficient time (having regard to the need to obtain all necessary approvals and consents including that of the Pension Fund thereto) so as to avoid delays in the carrying out of the Building Works and in sufficient detail to enable the Building Works to be carried out in accordance with the Approved Plans and Specifications

      3.2 SO soon as such plans drawings or specifications incorporating changes materially in addition to or substitution for the Approved Plans and Specifications have been prepared as aforesaid the Developer shall submit the same to the Pension Fund's Surveyor and such of his consultants as have been notified to the Developer and are relevant to such application for approval (and the supply to the Pension Fund's Surveyor and his said consultants of copy documentation by way of circulations shall be deemed to be application for approval) such approval:-

            3.2.1 not to be unreasonably delayed and in any event to be given or refused within 5 working days of receipt by the Pension Fund's Surveyor and his said consultants of any specific application for approval specifically identifying the changes to which approval is sought accompanied by such supporting information as shall be reasonably necessary to give a decision on such application and within 10 working days of receipt by the Pension Fund's Surveyor and his said consultants of any other application accompanied by such supporting information as aforesaid and

            3.2.2 not to be withheld (subject to Clause 1.2) unless the giving of such approval would result in the area layout design access servicing user type or quality of materials used in or method of construction of the Building Works being materially and adversely affected and

            3.2.3 which approval may be given subject to such conditions or variations as shall be reasonable but not any such which are likely to increase the cost of the Building Works or the length of the programme of the whole or any part of the Building Works

      3.3 PLANS drawings or specifications prepared as mentioned in this Clause 3 shall form part of the Approved Plans and Specifications unless any approval required pursuant to this Clause shall not have been given or any condition or variation reasonably imposed by such approval (where required) shall not be complied with

4.    CONSENTS

      4.1 THE Developer shall (insofar as it has not already done so) obtain the Consents from time to time as may be required

      4.2 IF any of the Consents shall be refused or granted subject to conditions which are reasonably and properly regarded by either the Developer or the Pension Fund's Surveyor as being unacceptable having regard to the requirements and interests of the Developer and the Pension Fund in relation to the Site and the Building Works the Developer shall forthwith take such action as may be reasonably required to obtain such consents or procure the removal or modification of such conditions

5.    CONSULTANTS AND DESIGN

      5.1 THE Developer hereby confirms and undertakes to the Pension Fund that the Developer has managed and instructed and will within its powers continue to manage and instruct each of the Consultants and each of the Sub-Contractors with a view to their using and continuing to use the standard of skill, care, attention and diligence required by the form of Consultant's or (as the case may be) Sub-Contractor's Warranty in the design and/or supervision of the construction of the Building Works (including the commissioning of any heating and ventilating systems and other mechanical and electrical equipment) and the selection of materials and goods and (so far as their duties relate thereto) the Additional Works and generally in the performance of their respective duties under the Consultancy Agreements or the relevant Trade Contract

      5.2.1 UNLESS the Pension Fund shall otherwise agree (subject to Clause 1.2) all consultants engaged by the Developer after the date hereof shall be appointed on terms substantially the same (except as to duties and fees) as those applicable to the Consultants appointed at the date hereof (when in substitution for existing Consultants)

      5.2.2 THE Developer shall ensure that all Consultants engaged by the Developer after the date hereof provide to the Pension Fund collateral warranties executed as a deed in the form of the Consultants' Warranty on or as soon as practicable after the date of their respective appointments

      5.3   IF any collateral warranty provided to the Pension Fund under Clause
            5.2 shall refer to any Relevant Parties (as defined in the form of Consultants' Warranty) then Clause 5.2 or (in the case of Relevant Parties who are Trade Contractors) Clause 6.4 shall apply in respect of such Relevant Parties

6.    TRADE CONTRACTS

      6.1 AS and when appropriate for the timely carrying out of the Building Works the Developer shall invite tenders for any further Trade Package which may be required from such building contractors as may be appropriate PROVIDED that before accepting any tender the Developer may enter into negotiations with one or more Trading Contractors invited to tender with a view to entering into a contract with such or one such Trade Contractor for the carrying out of the relevant Trade Package and the Developer shall consult with the Pension Fund during the course of such negotiations and have due regard to the views expressed by the Pension Fund in relation to Sub-Contractors and shall inform the Pension Fund of the outcome of such negotiations with all Trade Contractors

      6.2 AS soon as practicable after acceptance of a tender or (as the case may be) a decision to award the contract following negotiations but in any event so far as possible prior to the commencement of the relevant Trade Package the Developer shall enter into a Trade Contract executed as a deed with the Trade Contractor whose tender is accepted or (as the case may be) who has been awarded the contract as aforesaid

      6.3 IF it shall at any time become necessary or convenient for an alternative or additional Trade Contractor to be engaged for any Trade Package then unless otherwise agreed by the Pension Fund (subject to Clause 1.2) and the Developer the same procedures shall be followed as set out in the preceding sub-clauses of this Clause

      6.4.1 ALL tender documents submitted by the Developer shall require that each of the Sub-Contractors will on acceptance of its tender execute as a deed and deliver to the Pension Fund a collateral warranty in the form of the Sub-Contractor's Warranty relating to the relevant Sub-Contractor's performance of its duties under the relevant Trade Contract and any tender excluding or modifying or purporting to exclude or modify such requirement shall not be accepted notwithstanding any other provision of this Clause

      6.4.2.THE Developer shall ensure that all Sub-Contractors provide such warranties on or as soon as practicable after the date of their respective appointments or (if later) as soon as practicable after the date of this Agreement

7.    DEVELOPMENT OBLIGATIONS

      SUBJECT to the provisions of this Agreement the Developer shall:-

      7.1 CAUSE the Building Works to be constructed by the Trade Contractors in a good substantial and workmanlike manner using good quality materials with all due diligence in all respects in accordance with the Consents all relevant statutory and byelaw regulations and relevant current codes of practice the Third Party Agreements the Corporation Agreement the Occupation Leases so far as relevant and all conditions to which the same or any of them are subject the Approved Plans and Specifications the Trade Contracts and the provisions of the First Schedule

      7.2 PROPERLY manage and instruct the Consultants and the Trade Contractors and supply them with such information as they may reasonably require from the Developer to perform efficiently their respective functions

      7.3 WITHOUT prejudice to Clauses 5 or 6 use all reasonable endeavours to obtain for the benefit of the Pension Fund all appropriate guarantees normally available from suppliers and sub-contractors in connection with the Building Works in such forms and on such terms as are normally provided by them

      7.4 PROPERLY manage and instruct the Consultants to liaise with all relevant statutory undertakers and utilities including the postal and telecommunication authorities to ensure that the Units will be fully provided with all necessary services in accordance with the Approved Plans and Specifications such services being brought within the Units and terminated or capped to enable the tenant or occupier to connect to the supply on compliance with the requirement of the relevant undertaker or utility provided that (1) for telecommunications services these will be provided to the buildings but ducts only will be provided to the Units (2) there will be no gas supply to the Units within the office building (3) there will be no electricity supplied to the restaurant building but only incoming ducts to enable the supply to be procured by the relevant occupier

      7.5 AS soon as reasonably practicable after the Practical Completion Date supply to the Pension Fund's Surveyor for use for all purposes in connection with the Building Works and/or the Category A Works three complete sets of drawings of the Building Works shown on the last set issued for construction but incorporating all material design changes made after such issue and drawings to an appropriate level of detail of and maintenance information and operating manuals for the mechanical electrical and other installations and services in and to the Building Works and the Site

      7.6 PROMPTLY upon the same becoming available to the Developer and whenever requested and at all other appropriate times supply the Pension Fund's Surveyor with the relevant copy documents and information as specified in the Second Schedule PROVIDED ALWAYS that the supplying to and receipt by the Pension Fund's Surveyor or the Pension Fund of such documents and information shall not in itself imply approval thereof or relieve the Developer of any obligation or liability to the Pension Fund in respect of the Building Works or otherwise

      7.7 NOT do nor knowingly permit to be done any of the things specified in the Third Schedule without first obtaining the Pension Fund's Surveyor's written consent such consent in each case (except in the case of Paragraph 2) to be subject to Clause 1.2 and any dispute in connection therewith to be referred to an expert in accordance with Clause 23

      7.8.1 NOT less than twenty working days before the anticipated date on which the Building Works are reasonably expected to be Practically Completed inform the Pension Fund's Surveyor thereof (confirmed in writing) and afford all necessary facilities to enable the Pension Fund's Surveyor to inspect the same together with the Construction Manager and the parties shall each instruct and procure that such inspection shall take place as soon as reasonably practicable and in any event within five working days of such notice and both the Pension Fund's Surveyor and the Construction Manager shall be instructed to liaise with one another in connection with the preparation of a list of outstanding and/or defective work and the standards of work and materials required in respect of any such work and which items therein can properly be regarded as snagging items to be carried out and/or remedied after Practical Completion provided that in the event that the Pension Fund's Surveyor and the Construction Manager do not agree such list within three working days of such inspection the matter may be referred by either party to the determination of an expert under Clause 23

      7.8.2 NOT less than three working days before the date on which the Construction Manager proposes to inspect the Building Works with a view to issuing his certificate of Practical Completion inform the Pension Fund's Surveyor thereof (confirmed in writing) and afford all necessary facilities to enable the Pension Fund's Surveyor to inspect the same together with the Construction Manager and in the event that the Construction Manager shall not issue the certificate of Practical Completion following such inspection the procedures in this sub-clause shall be repeated (but subject to no less than two working day's notice) until a certificate of Practical Completion is issued. The Pension Fund's Surveyor may make representations to the Construction Manager as to whether he considers the Building Works are Practically Completed and the Construction Manager shall be instructed to have due regard to such representations but the Construction Manager shall be instructed to issue his certificate of Practical Completion no earlier than the date when in his professional opinion the items on the list referred to in Clause
            7.8.1 (save for snagging items) and any other items which he considers require to be completed before Practical Completion have been completed to the agreed or determined standard PROVIDED that the Building Works shall not be treated as being practically complete for the purposes of this Agreement unless and until:-

            7.8.2.1 the last practical completion certificate (subject to snagging items as aforesaid) has been issued under all of the Trade Contracts and under the Corporation Agreement in respect in each case of the Building Works

            7.8.2.2 the buildings forming part of the Building Works are wind and water tight as required by the Approved Plans and Specifications

            7.8.2.3 (to the best of the knowledge information and belief of the Developer) the Consents for the Building Works have been obtained and are subsisting and compliance has been reported to the Developer or the Construction Manager with all conditions therein PROVIDED that this paragraph shall not apply to the issue of the certificate of completion by the building inspector where he has completed his final inspection and he has not indicated that the certificate will not be issued unconditionally or subject only to conditions which would not materially interfere with a tenant's fitting out or to any other Consents which cannot then be obtained by reason of a tenant not having carried out in a proper manner or at all its fitting out of any Unit

            7.8.2.4 all plant equipment and building services comprised in the Building Works have been fully tested and commissioned in accordance with procedures specified in the Approved Plans and Specifications as required for practical completion

      7.8.3 IF notwithstanding the issue of the certificate of Practical Completion the Pension Fund's Surveyor shall reasonably consider that there are still outstanding items (save for those identified as snagging items) on the list agreed or determined under Clause 7.8.1 which have not been satisfactorily completed to the agreed or determined standard or cannot then reasonably be regarded as snagging items he shall within five working days of the date of Practical Completion deliver to the Developer a list of such outstanding items (except any snagging items) and the Developer shall procure the carrying out of such outstanding works (except snagging items) in accordance with the provisions of this Agreement within twenty working days or such longer period as shall be reasonable PROVIDED that in the event of any dispute between the parties in respect of any matters arising under this Clause 7.8.3 or the proviso to Clause 7.8.2 either party may refer the same to the determination of an expert under Clause 23

      7.10 Cause the Additional Works to be constructed by the Trade Contractors in a good substantial and workmanlike manner in accordance with the Approved Plans and Specifications and any Consents relating thereto and the Third Party Agreements and so that in any event the same are practically completed no later than the date for completion thereof (subject to extension of time) required by the relevant Third Party Agreement and generally perform and observe all the terms and conditions binding on the Developer or (as successor in title) the Pension Fund under the Third Party Agreements

      7.12 PROCURE that the Building Works be insured and kept insured until the Practical Completion Date thereof in the joint names of the Pension Fund and the Developer

            7.12.1    for the full reinstatement value thereof

            7.12.2    with an insurance office of good repute

            7.12.3    in a policy or on terms

            in each case subject to the approval of the Pension Fund subject to Clause 1.2

      7.13 IN the event of the Building Works or any part thereof at any time being destroyed or damaged by fire or other insured risks prior to the Practical Completion Date then and as often as the same may happen (but subject to the terms of the Loan Agreement) ensure that all necessary monies payable by virtue of such insurance shall be laid out in repairing rebuilding and otherwise reinstating the Building Works in a good and substantial manner in accordance with the provisions of this Agreement and so far as such insurance policy permits until any such monies shall be laid out and applied as aforesaid they shall be deposited with the Pension Fund to be released in payment of applications for payment in accordance with the Loan Agreement as the works of reinstatement proceed and in the case of any deficiency in the insurance monies forthwith to make good the same out of the Developer's own monies

      7.14 NOT do or permit or suffer to be done upon the Site or any part thereof any thing which may render the policy of insurance void or voidable

      7.15 WITHOUT prejudice to any other provision of this Agreement but subject to performance by the Fund of its obligations in this Agreement and the Loan Agreement in connection with the relevant matter fulfil comply with and perform its obligations and duties under or deriving from statute common law or contained in the Trade Contracts the Consultancy Agreement the agreements for Occupation Lease the Third Party Agreements and the EPC Lease and so perform the obligations and duties under this Agreement in such manner that the Pension Fund shall not as a result be or become in breach or default of any of its obligations and/or duties under or deriving from statute or common law or the Third Party Agreements or any agreement for Occupation Lease or the Corporation Agreement in relation to the Site or the Building Works or the Category A Works or the Additional Works prior to the Practical Completion Date or (in the case of the Category A Works and the Additional Works) the practical completion date thereof

                  THE FIRST SCHEDULE referred to in Clause 7.1

1. The Building Works shall include all works that may be reasonable or necessary for the repair and maintenance of all party or boundary walls so far as such repair and maintenance ought to be undertaken by the Developer in carrying out the Building Works

2. The Building Works shall include the making good of any damage to roads pavements or adjoining property and any services therein arising out of or in the course of or by reason of the execution of the Building Works

3. The Building Works shall be carried out subject to the taking of all precautions as may be reasonable or necessary to avoid any injury inconvenience loss danger or interference to or with the public the occupiers of adjoining or neighbouring property or any other persons and to property arising out of in the course of or by reason of the execution of the Building Works

                  THE SECOND SCHEDULE referred to in Clause 7.6
              (Copy documents and information relating to the Site
           or the Building Works to be supplied to the Pension Fund)

1.    The Trade Contracts and any variations or modifications thereof

2. All certificates and instructions issued by the Construction Manager or the Developer or statement made or approved by the Developer (as the case may be) under the provisions of the Trade Contracts

3. The Consultancy Agreements and any supplemental agreements recording additional duties undertaken by any of the Consultants thereunder

4. All references to arbitration and appointments of arbitrators under the Trade Contracts

5. All awards and certificates made or given by any arbitrators appointed under the provisions of the Trade Contracts

6. All the Consents and all refusals or revocations of any of the Consents or applications therefor and the reason(s) given for any such refusal or revocation and the action proposed as a consequence thereof

7. Without prejudice to any consent of the Pension Fund which may be required hereunder all variations or modifications of or to the Approved Plans and Specifications

8. Such drawings designs sketch plans specifications programmes contracts quotations costings valuation dockets certificates bills records and all other like material (in every such case) under the control of the Developer however stored or kept which the Pension Fund may reasonably require in order fully and effectively to exercise its rights and perform its obligations hereunder to the intent that the Pension Fund shall be entitled to monitor the progress of the Building Works and keep itself fully informed in relation thereto

9. All insurance policies effected or procured by the Developer hereunder in relation to the Site or the Building Works in accordance with this Agreement or evidence of the terms thereof reasonably acceptable to the Pension Fund and receipts for the current year's premium and (not later than the Practical Completion Date) a fire insurance valuation

10.   The Third Party Agreements

11. All approvals consents certificates and authorisations given and notices served under or pursuant to any of the Third Party Agreements

12. Copies of the Executive Reports to the Policy Meeting to include action notes arising from regular monthly Site and Project Meetings relating to the Building Works and minutes notes or other written record (if any) of those meetings

13. Reports (if any) and test certificates relating to any mechanical and electrical installations forming part of or serving the Building Works or the Site

14.   Minutes of Letting Meetings relating to the Units

15. The agreements or letters appointing the Letting Agents including the terms of such appointments

16. All approvals consents certificates and authorisations given and notices served under or pursuant to the agreement(s) for Occupation Lease whether by or on behalf of the tenant the Developer or any of the Consultants but without prejudice to any consent of the Pension Fund which may be required hereunder

                  THE THIRD SCHEDULE referred to in Clause 7.7
               (Matters relating to the Site or the Building Works
            requiring the Pension Fund's Surveyor's written consent)

1. Appoint any other consultant who is intended to have responsibility for the design of any material part of the Building Works in place of or in addition to those named in this Agreement

2. Cause or permit the Building Works to be carried out otherwise than materially in accordance with the Approved Plans and Specifications

3. Save in the circumstances envisaged in Clause 19.3 assign mortgage charge or otherwise deal with the benefit of or the Developer's rights under any of the Trade Contracts or any of the Consultancy Agreements

4. Agree or permit any material amendment alteration modification addition or deletion of any of the terms of any of the Trade Contracts with the Sub-Contractors or any of the Consultancy Agreements or any of the Third Party Agreements or any of the agreements for Occupation Lease with any of the parties to such documents in such a manner as materially to prejudice the rights of the Pension Fund in relation to the Building Works

5. Discharge or permit the discharge otherwise than by performance of any of the Trade Contracts or any of the Consultancy Agreements or any of the Third Party Agreements or any of the agreements for Occupation Lease or waive or release any claims or rights arising thereunder against the other party or parties thereto

6. Allow access to any tenant for fitting out purposes or allow any tenant to commence business otherwise than in accordance with the terms of the relevant agreement for lease

7. Issue or permit the issue of the Final Certificate under any of the Trade Contracts until all known defects have been remedied and made good to the reasonable satisfaction of the Pension Fund's Surveyor (except where the Developer is compelled to do so by a court or arbitrator following the proper and diligent conduct by the Developer of the relevant proceedings PROVIDED that this paragraph shall not require the Developer to establish or defend legal proceedings in circumstances where the Final Certificate ought properly to be issued having regard to all relevant circumstances

8. Give express approval to the level of professional indemnity insurance required to be maintained by any Consultant or Sub-Contractor in relation to the Building Works

9. Agree or permit the repositioning of the statue referred to in the Licence specified in paragraph 3.4 of the Seventh Schedule except in a position approved by the Pension Fund (subject to Clause 1.2)

                 THE SIXTH SCHEDULE referred to in Clause 1.1.6

                                 Office Building

Unit                              Floor Areas                                Use
----                              -----------                                ---

Ground Floor                              861                          Reception
Ground floor                           16,448                            Offices
First floor                            17,664                            Offices
Second floor                           18,353                            Offices
Third floor                            18,396                            Offices
Fourth floor                           17,072                            Offices
Fifth floor                             8,095                            Offices
Lower ground floor                     17,050                            Offices
Basement                               12,658                            Storage
                                  ----------------------------------------------
                      Total           126,597     Square feet Net Internal
                                      ==========================================

                               Restaurant Building

Unit                              Floor Areas                                Use
----                              -----------                                ---

Ground floor                            2,473                         Restaurant
Lower Ground floor                      1,440                         Restaurant
Basement                                2,291                            Storage
                                  ----------------------------------------------
                      Total             6,204     Square feet Net Internal
                                        ========================================

                THE SEVENTH SCHEDULE referred to in Clause 1.1.50
                           The Third Party Agreements

1. All agreements if any affecting the Site made pursuant to Section 106 of the Town and Country Planning Act 1990 or Section 33 of the Local Government (Miscellaneous Provisions) Act 1982 or Sections 38 or 177 or 278 of the Highways Act 1980 or any statutory amendment or re-enactment thereof for the time being in force

2. All agreements if any affecting the Site made pursuant to Sections 41 42 98 99 or 104 of the Water Industry Act 1991

3.    3.1   All agreements relating to the oversailing of projections of buildings on the Site over the highway or City Walkway

      3.2 The Deed of Grant of Easement to be entered into between the Developer (1) and Thames Water Utilities Limited (2) relating to the retention of a sewer under the Site

      3.3   All electricity sub-station leases relating to the Site

      3.4 Licence dated 24th September 1991 made between the Corporation (1) the Developer (2) and the Trustees of the Blitz Memorial Statue (3)

23.   DISPUTES

      WHEREVER it is provided in this Agreement that this Clause shall have effect in relation to any disagreement between the Pension Fund and the Developer the following provisions of this Clause shall have effect:-

      23.1 EITHER of the said parties may refer the matter for adjudication and the said parties shall as soon as practicable after such reference agree upon the appointment of some independent and fit person being a Chartered Surveyor having substantial and recent experience of office development projects and matters of the same kind as those in dispute and the matter shall be decided by such Chartered Surveyor who shall act and be deemed to act as an expert and not as an arbitrator.

      23.2 IN the event of failure to agree the identity of such Chartered Surveyor the matter shall be decided by a Chartered Surveyor who shall act and be deemed to act as an expert not as an arbitrator and who shall be appointed on the application of either of the said parties by the President for the time being of the Royal Institution of Chartered Surveyors.

      23.3 THE decision of such Chartered Surveyor shall be final and binding on the parties hereto and the fees payable to the President and to any such Chartered Surveyor shall be borne and paid by the said parties in such shares and in such manner as shall be determined by such Chartered Surveyor and failing such determination and subject thereto in equal shares in each case without reimbursement from the other of the said parties by virtue of any of the terms of this Agreement.

      23.4 IF the said Chartered Surveyor refuses to or shall become incapable of acting or continuing to act then another person shall be appointed in his place in accordance with the provisions of Clauses
            23.1 and 23.2.

      23.5 EACH of the said parties shall be entitled to make representations to the Chartered Surveyor who shall also be obliged to ask for counter-representations and who shall be bound to have regard to such representations and counter-representations but without fettering his discretion as an expert to make such determination as he thinks fit.

                                   Appendix D

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

GROUND FLOOR

GENERAL ARRANGEMENT
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

WM                         LISA                     22-2-96                1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 G 100                           D
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

FIRST FLOOR

GENERAL ARRANGEMENT
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 G 101                           A
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

SECOND FLOOR

GENERAL ARRANGEMENT
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 G 102                           A
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

THIRD FLOOR

GENERAL ARRANGEMENT
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 G 103                           A
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

FOURTH FLOOR

GENERAL ARRANGEMENT
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 G 104                           A
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

FIFTH FLOOR

GENERAL ARRANGEMENT
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 G 105                           D
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

CORE A DETAILS

GND - 4TH FLOOR
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

WM                         DW                       3-3-98                 1:20
================================================================================
contract drawing number              revision                            CVL-Ref

3005 M 200
================================================================================

                               [GRAPHIC OMITTED]

                         [LOGO] Bennett Interior Design

                       262 HIGH HOLBORN o LONDON WC1V 7DU
                     TEL 0171 208 2456 o FAX 0171 208 2457

INTERIOR DESIGN              OCCUPATIONAL STRATEGY                SPACE PLANNING
--------------------------------------------------------------------------------
contract

PROJECT SAINT PAULS
--------------------------------------------------------------------------------
drawing

CORE B DETAILS

GND - 4TH FLOOR
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

WM/JAC                     DW                       3-3-98                 1:20
================================================================================
contract drawing number              revision                            CVL-Ref

3005 M 201                           /
================================================================================
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--------------------------------------------------------------------------------
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PROJECT SAINT PAULS
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CORE C DETAILS

GND - 4TH FLOOR
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

WM/JAC                     DW                       3-3-98                 1:20
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3005 M 202                           /
================================================================================
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GROUND FLOOR

COMPUTER ROOM 1
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drawn                      checked                  date                   scale

WM                         DW                       MAR. 98                1:50
================================================================================
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3005 M 203                           /
================================================================================
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GROUND FLOOR

SUSPENDED CEILING LAYOUT
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drawn                      checked                  date                   scale

WM                         LISA                     22-2-98                1:100
================================================================================
contract drawing number              revision                            CVL-Ref

3005 N 100                           B
================================================================================
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PROJECT SAINT PAULS
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FIRST FLOOR

SUSPENDED CEILING LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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contract drawing number              revision                            CVL-Ref

3005 N 101                           B
================================================================================
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SECOND FLOOR

SUSPENDED CEILING LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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contract drawing number              revision                            CVL-Ref

3005 N 102                           B
================================================================================

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THIRD FLOOR

SUSPENDED CEILING LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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3005 N 103                           B
================================================================================
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FOURTH FLOOR

SUSPENDED CEILING LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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3005 N 104                           B
================================================================================
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FIFTH FLOOR

SUSPENDED CEILING LAYOUT
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HONG                       LISA                     FEB 98                 1:100
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contract drawing number              revision                            CVL-Ref

3005 N 105                           C
================================================================================

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GROUND FLOOR

RAISED FLOOR LAYOUT
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drawn                      checked                  date                   scale

WM                         LISA                     MARCH 98               1:100
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3005 P 100                           C
================================================================================
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FIRST FLOOR

RAISED FLOOR LAYOUT
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drawn                      checked                  date                   scale

HONG                        LISA                    MARCH 98               1:100
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contract drawing number              revision                            CVL-Ref

3005 P 101                           A
================================================================================
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SECOND FLOOR

RAISED FLOOR LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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3005 P 10[Illegible]                 A
================================================================================
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THIRD FLOOR

RAISED FLOOR LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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contract drawing number              revision                            CVL-Ref

3005 P 103                           A
================================================================================
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FOURTH FLOOR

RAISED FLOOR LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     MARCH 98               1:100
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contract drawing number              revision                            CVL-Ref

3005 P 104                           A
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FIFTH FLOOR

RAISED FLOOR LAYOUT
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drawn                      checked                  date                   scale

HONG                       LISA                     FEB 98                 1:100
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contract drawing number              revision                            CVL-Ref

3005 P 105                           C
================================================================================

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PROJECT SAINT PAULS.
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Internal Partition Details.
--------------------------------------------------------------------------------
drawn                      checked                  date                   scale

[Illegible]                [Illegible]              12th March, 1993         15
================================================================================
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3005 L 200
================================================================================
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Internal Partition Details.
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drawn                      checked                  date                   scale

[Illegible]                [Illegible]              15th March, 1993         15
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3005 L 201
================================================================================

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PROJECT SAINT PAULS.
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Typical Ceiling Details.
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drawn                      checked                  date                   scale

[Illegible]                [Illegible]              12th March, 1993         12
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3005 N 200
================================================================================
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RAISED FLOOR DETAILS
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drawn                      checked                  date                   scale

[Illegible]                [Illegible]              13th March, 1993         15
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3005 [illegible]
================================================================================

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TOILET LAYOUT
1ST - 4TH FLOOR
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WM/JAC                     DW                       3-3-98                  1:20
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[Illegible]
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

                                [GRAPHIC OMITTED]

                     [LETTERHEAD OF TP BENNETT PARTNERSHIP]

RAB/DW/dr/3005/350/a

                                                              13 March 1998

Phil Coombs
CPC
6-8 Standard Place
Rivington Street
London EC2A 3BE

Dear Phil

PROJECT ST PAULS

Please find enclosed copies of the following as construction issue:

Drawings:-

      3005 G 100 D     G.F. Gen. Arrgt (partitions)         --------------------
      3005 G 101 A     1st F. Gen. Arrgt (partitions)           13 MAR 1998
      3005 G 102 A     2nd F. Gen. Arrgt (partitions)       --------------------
      3005 G 103 A     3rd F. Gen. Arrgt (partitions)              ACTION
      3005 G 104 A     4th F. Gen. Arrgt (partitions)       --------------------
      3005 G 105 D     5th F. Gen. Arrgt (partitions)
                                                            --------------------
      3005 P 100 C     G.F. Raised floor layout             --------------------
      3005 P 101 A     1st F. Raised floor layout           --------------------
      3005 P 102 A     2nd F. Raised floor layout
      3005 P 103 A     3rd F. Raised floor layout
      3005 P 104 A     4th F. Raised floor layout
      3005 P 105 C     5th F. Raised floor layout

      3005 N 100 B     G.F. Suspended ceiling layout
      3005 N 101 B     1st F. Suspended ceiling layout
      3005 N 102 B     2nd F. Suspended ceiling layout
      3005 N 103 B     3rd F. Suspended ceiling layout
      3005 N 104 B     4th F. Suspended ceiling layout
      3005 N 105 C     5th F. Suspended ceiling layout

      3005 M 200       Core A (risers)
      3005 M 201       Core B (risers)
      3005 M 202       Core C (risers)
      3005 M 203       GF comms room and risers

                                   TP BENNETT

      3005 T 101       Toilet layout (typical 1st-4th)
      3005 P 200       Raised floor details
      3005 N 200       Suspended ceiling details
      3005 L 200       Partition details sheet 1
      3005 L 201       Partition details sheet 2

Specifications

      3005/K41B        Raised access flooring
      3305/K40         Suspended Ceilings
      3005/K31         Plasterboard partitions

Yours sincerely


/s/ David Williams

David Williams
For T P BENNETT PARTNERSHIP

Enc.

Cc    I. Hodgson     - GSI + copies of drawings and spec
      C. Morris      - TS + copies of drawings and spec
      D. Satchesll   - OAP + copies of drawings and spec
      R. Stone       - BWA + copies of drawings and spec
      D. Norman      - Tolent Construction + 2 copies of drawings and spec

                               PROJECT ST. PAUL'S

                              RAISED ACCESS FLOORS

                                    3005/K41

                                                            --------------------
                                                                13 MAR 1998
                                                            --------------------
                                                                   ACTION
                                                            --------------------

                                                            --------------------
                                                            --------------------
                                                            --------------------

TP Bennett Partnership
262 High Holborn
London
WC1V 7DU
Tel: 0171 405 9277
Fax: 0171 4053568
                                                     [LOGO]
                                            BENNETT INTERIOR DESIGN

RevB

K41   RAISED ACCESS FLOORS

      To be read with Preliminaries/General conditions.

      TYPE(S) OF FLOOR

130   RAISED ACCESS FLOOR TO COMMS AND DATA ROOMS
  -   Drawing reference(s): t.b.a.(P Series)
  -   Subfloor: Concrete slab
      Preparation: Apply sealer as clause 280.
  - Flooring system: Heavy Grade cementitious core metal faced panel system, Solidfeet, as manufactured by:
      Manufacturer and reference: Donn (USG(UK) Ltd; 1 Swan Road, S.W. Ind. Estate, Peterlee Co. Durham SR8 2HS).
  - Finished floor height above subfloor (nominal): 450mm o/a (including floor tiles)
  - Floor finish: Factory bonded Anti-static Laminate, to all vertical and horizontal faces as manufactured by: Polyrey -- Type Polyrey Oversil, colour and design t.b.a.
  -   Accessories:      i)    Cut panels, trimming and bridging including
                              factory-formed cut out panels to accommodate cable
                              entries etc.
                        ii)   Full support at perimeters and cut edges by
                              stringers or other means.
                        iv)   Steps to be provided in locations shown on the
                              drawings. Provide powder coated nosings (colour to
                              CA's approval) to edges.
  -   Other requirements: Floor system to incorporate captivated screws.

131   RAISED ACCESS FLOOR: OFFICE FLOORS
  -   Drawing References: t.b.a. (P series)
  -   Subfloor: Concrete Slab
  -   Preparation: As clause 280
  - Flooring system: Metal faced, cementitious core raised access floor, medium grade system (to conform to PSA MOB PF2Pa: 1990) -- Donn DSFZ or equal approved, Solid feet.
  -   Finished floor height above subfloor (nominal): 150mm
  -   Pedestal grid centres: 600 x 600mm
  -   Other requirements
      - all cut tiles to be fully supported
      - sealing of cut panels to be as clause 341.
      - allow for factory-formed cut outs, fitted on site with floor boxes supplied by electrical services contractor No. and location of outlets as indicated on electrical consultants drawings, or t.b.a; allow at a nominal rate of 1:10.m/2/

      GENERALLY/PRELIMINARY WORK

210 REFERENCES TO THE AUTHORITY: For the purposes of this specification all references to the Authority in MOB PF2 PS/SPU are deemed to be to the Employer.

240 CO-ORDINATION WITH OTHERS: Liaise with the Main Contractor and other subcontractors to ensure:
  - Correct location of pedestals and services. Where considered necessary indelibly mark positions of pedestals in advance of services installations.
  - Related work is suitably co-ordinated and can proceed without damage to the floor. Protect as necessary.
  - Before commencing work, ensure that fixtures around which panels are to be cut or over which supports are to bridge are completed.

250   ENVIRONMENTAL CONDITIONS:
  - Areas for storage and installation must be clean, dry, ventilated and free from both excessive or rapid variations of temperature and humidity. RH must not exceed 75%.
  - No part of the subfloor or surrounding walls must show readings of more than 75% RH when tested for moisture content using an accurately calibrated hygrometer in accordance with BS 8201, Appendix A. Subfloor temperatures must be maintained above 5 degC.
  - Notwithstanding the above, delivery of materials and installation of the raised access floor will be taken as joint acceptance by the Main Contractor and Flooring Contractor of the suitability of the environmental conditions.

270   EXISTING CONCRETE SUBFLOORS:
  - If the Flooring Contractor proposes to use adhesive only fixing of pedestal bases, but the MOB PF2 PS/SPU site pedestal fixing test shows that this is inadequate, mechanical fixing must be used.
  - If the test failure is shown to the satisfaction of the CA to be due to the nature of the concrete subfloor, including the presence of excessive laitance, the extra cost of mechanical fixing will be paid to the Flooring Contractor. A provisional item for the extra cost of such mechanical fixing is to be included in the tender.

280   DUSTPROOFING:
  - Ensure that surfaces to be sealed are clean, dry and free from dust, grease and other contaminants.
  - Apply two coats of colour tinted sealer, recommended by the raised access floor manufacturer, to all concrete and masonry surfaces within the floor void to prevent dusting throughout the life of the installation.
  - The first coat to be applied before the pedestals are erected and the second coat, with a different colour tint, towards the end of the floor installation.

      INSTALLATION

310   WORKMANSHIP GENERALLY:
  - Store and install floor components in dry, well ventilated conditions not subject to extremes of temperature or humidity.
  - Ensure that the subfloor is clean before installation commences and that cleanliness is maintained throughout the installation.
  - Install the floor, accessories, finishes, etc. to achieve specified levels of performance.
  - The completed installation to be level, clean, stable, firm and free from bounce, squeaks, vibration and lipping between panels.
  - Adequately protect from dirt, stains, damage and overloading until Practical Completion.

320   PEDESTAL STRUCTURE AND FIXING TESTS:
  - Test pedestals to MOB PF2 PS/SPU, test T42.00, to prove the need or otherwise for mechanical fixing to the subfloor and for site quality control. Tests to be carried out in the presence of the CA.

  - Where an adhesive fixing fails as a result of subfloor failure, arrange for the Main Contractor to make good the subfloor. Refix using mechanical fixings and retest.
  -   If any pedestal structure fails, replace the pedestal and retest.

330 SETTING OUT: Where not shown otherwise set out floor system and/or use oversize panels to ensure that cut panels are not less than half in width, particularly at doorways, thresholds, etc.

340 SEALING OF CUT PANELS: Seal all exposed cut edges of panels which incorporate moisture sensitive or combustible cores with Class 0 rated aluminium foil self adhesive tape, neatly trimming at top corner to avoid tape being visible on those panels with factory-bonded laminate finish. All other panels to have tape lapped over edge onto top surface.

350   PERIMETERS:
  - Ensure that the installed system has sufficient lateral stability to enable it to be independent of abutting elements.
  - Provide a suitable constraint expansion gap at all abutments (3mm - 5mm) and fill with a resilient closed cell filler before fixing skirtings, cover strips, etc.

360 CAVITY BARRIERS: to locations as shown on drawings, t.b.a (to comply with Local Authority requirements)
  -   Material: Rockwool Access Floor Fire Stops or equal approved.
      Fire resistance to BS 476:Part 20.
      Integrity/insulation (minutes): t.b.a.
  - Access panels above cavity barriers and generally throughout to be screwed down.

370   CHANGES OF LEVEL:
  - Construct to approved details to achieve performance requirements specified for the associated raised access floor.

390   ELECTRICAL CONTINUITY AND EARTH BONDING:
  - All substantial metal parts of the floor to be electrically continuous and fully earth bonded in accordance with BS 7671 (The IEE Wiring Regulations).
  - Liaise with the electrical subcontractor to agree the number and location of earth bonding connection points. Supply connectors as necessary for use by the electrical subcontractor.
  - After completion of the floor and associated services, arrange for tests to demonstrate that the floor is electrically continuous and fully earth bonded. Points chosen for testing to include randomly selected pedestals, stringers, tops and bottoms of panels, etc.
  - Notify the CA to enable him to witness the testing. Submit a test report to the CA.

400 TESTING ELECTRICAL RESISTANCE: Arrange for a qualified electrician to test the floor to verify compliance with MOB PF2 PS/SPU, clause P9.01. Notify the CA to enable him to witness the testing. Submit a test report to the CA.

410   PROTECTION: Ensure that no part of the floor installation is:
  -   Used as a platform for storage of equipment and materials.
  - Subjected to static or dynamic loads which exceed those for which it is designed. Adequate precautions, including the use of spreader plates, must be taken during installation of equipment and any work on other elements, e.g. ceilings.
  - Walked on within 48 hours following the use of adhesives to fix pedestals to the subfloor.
  - Left unprotected prior to Practical Completion. Supply and lay a protective covering of 3mm hardboard to all pre-bonded laminate areas.

420 PANEL LIFTING DEVICES: Provide the Main Contractor with two sets of lifting devices suitable for each of the floor finishes installed. One set to be for the use of subcontractors requiring access to the void and the other for handing over to the CA at Practical Completion.

430 USER INSTRUCTIONS: Provide the Main Contractor with two copies of the floor manufacturer's maintenance and user instructions. One copy to be for the use of subcontractors requiring access to the void and the other for handing over to the CA at Practical Completion. The contents of the instructions to include:
  - The correct method for lifting and replacing panels and any stringers, including limitations on the sequence and number of panels, stringers, etc. which can be removed at one time.
  - The permissible loadings that can be applied to the floor, with guidance on the use of spreader plates, etc. during the installation of equipment and subsequent maintenance.
  - Methods for installing cabling, ducts, etc. so as to prevent damage to the supporting structure.
  -   Cleaning methods for the panels and any integral finish(es).

440   SPARES: Provide the following and hand over to the Employer at Practical
      Completion: 30 panels (as clause 131) with cut-outs for floor boxes.

450 POST INSTALLATION VISIT: After completion of services and other associated work:
  - Thoroughly inspect the floor installation for defects. Prepare a schedule of outstanding defects and submit a copy to the CA.
  -   Thoroughly clean all accessible areas of the subfloor.

K41 - RAISED ACCESS FLOORS

Revision      Date      Description                                By    Checked

--           26.2.98    Preliminary                                KRL

A             2.3.98    Reference to anti static laminate added    DW
                        Clause 130.

B            13.3.98    Clause 131 corrected                       DW      KRL

                               PROJECT ST. PAUL'S

                               SUSPENDED CEILINGS

                                    3005/K40

                                      Rev -

                                                                 [LOGO]
                                                         BENNETT INTERIOR DESIGN

TP Bennett Partnership                                   --------------------
262 High Holborn                                             13 MAR 1998
London                                                   --------------------
WC1V 7DU                                                        ACTION
Tel: 0171 405 9277                                       --------------------
Fax: 0171 405 3568
                                                         --------------------
RAB/dr/3005/spec./k40                                    --------------------
                                                         --------------------

K40   SUSPENDED CEILINGS

      To be read with Preliminaries/General conditions.

      TYPE(S) OF CEILING

105   SUSPENDED CEILING TYPE C-1
      SUSPENDED CEILING(S) TO GENERAL OFFICE AREAS
  -   Drawing reference(s): N series.
  - Structural soffit(s): Concrete slab, except Level 5: proprietary metal decking pitched roof system with liner trays on steel structure.
  - Ceiling type: Metal tiles on exposed powder coated aluminium grid with integral M6 thread.
      SAS system 130, SAS ceilings
  - Fire spread rating for materials exposed both to the room and the void, in accordance with Building Regulations: Class '0'.
  - Airborne sound insulation of complete ceiling assembly: to BS 2750 Parts 3, 4 or 9 as relevant for control of flanking transmission over relocatable partitions -- suspended ceiling normalised level difference, not less that 35Dn.c.w. dB, refer to clause 162. Sound barriers as clause 420.
  - Suspension system: To include all hangers, fixings, main runners, cross members, primary channels, perimeter trims, splines, noggings, clips, bracing, bridging etc. which are necessary to complete the installation and achieve the performance specified. The ability of the 5th floor roof construction, in particular the inner lining to provide a hanging soffit for the suspended ceiling, and whether it can be breached, is to be checked prior to suspended ceiling installation at this level. If it cannot be used, appropriate runners, members and other necessary elements of main suspension grid must be provided to support the suspended ceiling from the roof structural members (rafters/purlins).
  - Type: exposed powder coated aluminium grid with integral M6 thread. Aluminium extrusion to be bird mouthed jointed.
  -   Hangers: Rigid adjustable.
  - Top fixings: Expanding bolt anchors (concrete soffits); as appropriate for Level 5, to CAR's approval.
  -   Protective finish(es) to suspension system: to suit Normal conditions.
  - Finish/colour: Hot dip galvanised to all concealed components and fixings. Polyester powder coating to RAL 9010 20% gloss for visible suspension members.
  - Perimeter trims: TCA 1109 threaded feathered metal tile to plasterboard shadow gap trim at metal tile/plasterboard junctions.
      TCA 0124 cut tile to columns, or cores and other solid walls.
  - Membrane material(s): Press formed perforated electro-galvanised regular edge mild steel tiles.
  - Size(s) nominal 750 x 750mm. Perforations 1.5mm diameter to give 22% open area in a 4mm diagonal pitch.
  - Finish/colour: Electrostatically applied polyester powder coat to a smooth 20% gloss finish RAL 9010.
  - Insulation materials: Acoustic pads, fully encapsulated to prevent fibre migration, as required to achieve acoustic performance requirements. Pads to be fixed into ceiling tiles. Specification to be 6mm Rockwool, 9.5mm plasterboard, Rockwool black tissue faced, all sealed into tile with tear resistant reinforced aluminium foil.
  - Facing(s): Black finish to lower surface- all materials to comply with current building regulations in respect of combustibility and surface spread of flame.

  -   Additional loads/pressures to be sustained by the ceiling system:
      Luminaries, a/c supply and extract grilles, smoke detectors, escape signage, PA speakers, lateral loads exerted from partitions (doors, cupboards etc).
  - Services fittings: Install:- Luminaries, a/c supply and extract grilles, smoke detectors, PA speakers.
  - Note: Light fittings will be used for air return around their perimeter into the ceiling (600mm square fittings in 750mm square ceiling tiles. These ceiling tiles to be of appropriate cut-out size and incorporate fixings, slots etc to co-ordinate with and accommodate the fittings proposed and meet rigidity and all other requirements of this specification. Numbers and extent to be to Services Engineering specification.
  - Accessories: fire Cavity Barriers as clause 410, Acoustic Cavity Barriers as clause 420. shadow gap trims to plasterboard junctions or where cut tiles occur.
  - Other requirements: The ceiling grid will be used for the locating of partition head tracks. The head tracks will have a compressible acoustic seal. The ceiling tiles on partition runs should be clipped down, or have some proprietary means of preventing lifting.
  - :uninsulated, permeable, tiles may be incorporated at Services Engineering Consultants' proposal, to act as return air "Diffusers" into the ceiling return air plenum. Extent to be to Services Engineering Consultants specification.

110 SUSPENDED CEILINGS: TYPE C2 PLASTERBOARD MARGINS TO PERIMETERS, CORES, COLUMNS AND OTHER SOLID WALLS
  -   Drawing reference(s):
  -   Structural soffit(s): As clause 105.
  -   Ceiling system:
      Type:Gyproc M/F system or equal approved.
  - Suspension system: Grid and hanger fixings and spacings as recommended by the suspended ceiling/membrane manufacturer, to include all hangers, fixings, supports, runners and cross members, perimeter channels, clips, bracing, bridging, etc which are necessary to complete the installation and provide rigid installation, in particular the requirement for blind box incorporation. Grid type and hangers to be as recommended by ceiling system manufacturer and compatible with the metal ceiling tile system adjacent.
  -   Protective finish to suspension systems: as clause 105.
  - Perimeter trims: TRU-ST-150 15mm feathered shadow gap plasterboard perimeter trim as obtainable from SAS.
  -   Board materials:
      Type/thickness/size: Plasterboard to BS 1230 Part 1. 1 layer of 12.5mm Type 1 wallboard, tapered edged to be taped and jointed to receive direct decoration.
      Fixings: Screw to grid members at centres and edge distances recommended by board manufacturer using zinc or cadmium plated self drilling and tapping countersunk screws.
      Finish: Taped and jointed 2 no. coats top coat ready for painted decorations. See section M20.
  - Other requirements: Provide additional framing as necessary and continuous batten members above ceiling on blind box centre line to allow fixing of and support weight of blinds (by others).
  - :Plasterboard perimeters may require upgrading to achieve the sound insulation requirements outlined in clause 105.

120   SUSPENDED CEILINGS: TYPE C3
      TO TOILETS TO MATCH EXISTING TOILETS.
  -   Structural soffit: concrete slab.

  -   Ceiling system:
      Types CAPL system 120 (SAS) on concealed spring tee bar grid.
  -   Fire spread: as clause 105.
  - Suspension system: as clause 105 generally, consisting of 25x25mm galvanised angle hangers, 38x19mm galvanised channel support channel, 44x29mm spring tee bar tile support, 68x44mm galvanised 107 bracket channel to support bracket.
  -   Top fixings: as clause 105.
  -   Finish/colour: Hot dip galvanised to all concealed components and fixings.
  -   Polyester powder coating to RAL 9010 smooth, 30% gloss.
  -   Tile material: 300x300mm, bevelled edges, plain

130   SUSPENDED CEILINGS: TYPE C4
      PLASTERBOARD MARGINS WITHIN TOILET AREAS TO MATCH EXISTING
  -   Structural soffits: as clause 105.
  -   Ceiling systems.
  -   Type: British Gypsum M/F.
  - Suspension system: generally as clause 110(no blind box requirement), consisting of:
      25x25mm galvanised angle hangers.
      45x15mm channel MF7 support.
      80x26mm top hat section MF5 plasterboard supports MF9 clip channel to support bracket.
  -   Protective system to support systems: as clause 105.
  -   Perimeter trims:  i)    Junction of plasterboard and metal ceiling -- HT
                              Martingale, reveal trim type HTM -- ET 125.
                        ii)   Junction of plasterboard and walls -- HT
                              Martingale, reveal trim type HTM-RT/150.
  -   Board materials: 2 no. layers, 12.5mm wallboard, lower layer taper edged.
  - Finish: Taped and filled, finished with 2 no. coats top coat ready for painted decorations.

140   SUSPENDED CEILINGS: TYPE C5
      TO LIFT LOBBIES
  -   Structural soffits: as clause 105.
  - Ceiling system to include, GRG profiled sections and plasterboard areas, to receive skim coat for painted decorations. To incorporate services items including recessed lighting, coffer lighting, loud speakers, smoke detectors, air diffusers.
  - Suspension system to be appropriate for ceiling material(s) and to meet all requirements of the specification.

205 SUSPENDED CEILINGS GENERALLY: Unless specified otherwise, comply with the relevant recommendations and performance requirements of BS 8290 for the selection and assembly of components and materials.

210 CONTROL SAMPLE(S): Complete area(s) of the finished work in approved location to be agreed, and obtain approval of appearance before proceeding:
      Sample to include area of ceiling types Cl, C2 (including solid wall/column junction and be not less than 3mx4.5m).

220   ENVIRONMENTAL CONDITIONS:
  - Areas for storage and installation must be clean, dry, well ventilated and free from excessive and/or rapid variations of temperature and humidity.
  - Do not install membrane material until the building is weathertight and wet trades have finished their work. Before, during and after installing, ensure that temperature and humidity are maintained at levels similar to those which will prevail after building is occupied.
  - Notwithstanding the above, delivery of materials and installation of the suspended ceiling will be taken as joint acceptance by the Main Contractor and Ceiling Contractor of the suitability of the environmental conditions.

230 CONDITIONING: Before fixing store (where recommended by supplier) on site for at least 48 hours in conditions similar to those which will prevail after the building is occupied. Ensure free circulation of air to all surfaces.

240 CO-ORDINATION WITH OTHERS: The Ceiling Contractor must liaise with the Main Contractor and other contractors to ensure:
  - Related work within the void (services, partitions, fire barriers, fire stopping, painting, etc.) is at a suitable stage of completion to enable ceiling installation to proceed without damage or disfigurement to the ceiling system.
  - Fixtures around which the ceiling is to be installed are completed and that services, fire barriers, etc. are in the correct position relative to the ceiling grid.
  - Hangers do not press against services, etc. and are installed vertically. Where obstructions prevent vertical installation, brace hangers against lateral movement or provide rigid bridging structures across obstructions.
  - Services integrated within the ceiling membrane are positioned accurately, supported adequately and aligned and levelled in relation to the membrane and suspension system.

      INSTALLATION

305   WORKMANSHIP GENERALLY:
  - Handle, store and fix suspended ceiling materials and accessories in accordance with manufacturers' recommendations, BS 8290:Part 3 and design/performance requirements.
  - Set out accurately to give level soffits free from undulations, lipping and distortions in grid members.
  - Fix securely with additional bracing and stiffening as necessary at upstands, access hatches, partition heads, etc. to give a stable system resistant to wind induced uplift and other specified design loads and pressures.
  - Do not use cartridge or powder activated methods for top fixings or rivets for bottom fixings of hangers.

315   PROTECTION:
  - No part of the suspension system must be subjected to loads for which it is not designed, including lateral loads from ladders, tower scaffolds, etc.
  - Membrane materials must be handled carefully, kept clean and removed and replaced correctly using special tools and clean gloves, etc. as appropriate.

325   SETTING OUT: Unless shown otherwise, set out ceilings so that:
  - Edges of tiles/panels are never less than half in width or length. Position grid to suit tile/panel size(s), allowing for permitted deviations from nominal size(s).
  - All lines and joints are straight and parallel to walls unless specified otherwise. Where surrounding walls or other building elements and features to which the suspended ceilings relate are not square, straight or level, obtain instructions on setting out.

355   FIXING BOARDS TO CONCEALED GRIDS:
  - Fix and join boards using methods, materials and accessories recommended by the board manufacturer.
  -   Cut boards neatly and accurately. Do not use damaged boards.
  - Screw boards securely and firmly to grid members at recommended centres and edge distances, to give a flat surface free from bowing and lipping. Set heads of screws below surface of boards and fill flush with surface.
  - Where not shown otherwise, provide movement joints as appropriate for the area of ceiling and/or to coincide with movement joints in surrounding structure.
  - Stagger joints of boards applied in two or more layers. Ensure that edges and ends of each board are fully supported and screwed to grid members.

360   WIRE HANGERS:
  - Straighten before use and install vertically without bends or kinks. Do not allow hangers to press against any fittings within the void.
  - Tie securely at top and bottom with tight bends to loops to prevent any vertical movement.

380 JOINTING OF PERIMETER TRIMS to be carried out neatly and accurately without lipping or twisting using:
  -   Mitred joints at all external and internal corners.
  - The longest lengths of trim available from manufacturer to keep intermediate butt joints to a minimum.

390 OPENINGS IN MEMBRANE MATERIALS to be formed accurately and neatly to suit sizes and edge details of fittings, using methods recommended by the manufacturer and without causing damage or distortion.

395   SUPPORT OF SMALL FITTINGS VIA MEMBRANE MATERIALS:
  - Fittings must be adequately supported without causing damage or distortion to the membrane, by the use of rigid backing boards or other suitable means.
  - Surface spread of flame rating of additional supporting material must match that of the ceiling membrane material.

400   INSULATION:
  - Fit accurately and firmly with no gaps so that specified performance levels are achieved.
  - Insulation within individual tiles, trays, etc. must be fitted closely and secured to prevent displacement when tiles are installed or subsequently lifted. Reseal any cut dustproof sleeving.
  - Lay out insulation over the membrane in the widest practical widths to suit spacings of grid members, with closely butted joints.
  - Do not cover electrical cables (unless they have been sized accordingly). Cut insulation carefully around electrical fittings, etc.
  - On sloping and vertical areas of ceiling, fastenings must be used to prevent displacement.

410   CAVITY FIRE BARRIERS:
  -   Fire resistance to BS 476:Part 20: Integrity/insulation (minutes): 30/15
      Material: Rockwool Fire Barriers.
      Fixing: In accordance with manufacturers recommendations.
  - Unless shown otherwise, install barriers to subdivide the ceiling void into areas not exceeding 20m in any direction.
  - Fix securely at perimeters and joints and to ducts, pipes etc. ensuring permanent stability and continuity with no gaps, to provide a complete barrier to smoke and flame.
  - Fixing to the ceiling must not impair free expansion of grid system or otherwise affect fire resisting performance.

420   SOUND BARRIERS TO CELLULAR OFFICE PARTITION LINES:
  - Material: Lamaphon CB10 Acoustic Ceiling Void Barriers, as manufactured by Siderise Ltd, Kingston upon Thames, Surrey KT1 2EH.
  - Align accurately with partition heads. Fit tightly and fix securely at perimeters and joints, using methods recommended by the barrier manufacturer, including steel support sections as appropriate. Ensure permanent stability and continuity with no gaps.
  - Seal any gaps at junctions of sound barriers with partition heads, suspended ceiling, structural soffit, walls, ducts, pipes, etc. in accordance with manufacturer's recommendations.
  - All joints to be dressed and sealed with self adhesive aluminium foil tape.
  - All cut edges and open ends or edges to be dressed and sealed with self-adhesive aluminium foil tape.

500   ELECTRICAL CONTINUITY AND EARTHBONDING:
  - All substantial conductive parts of the suspended ceiling system including integrated electrical equipment and fittings, are to be electrically continuous and fully earth bonded in accordance with BS 7671 (The IEE Wiring Regulations).
  - Ensure that earth bonding is completed as soon as possible after completion of each independent area of suspension system.
  - After completion of the ceiling installation, associated services and fittings, arrange for tests to demonstrate that the ceiling is electrically continuous and fully earth bonded in accordance with BS 8290:Part 3.
  - Notify the CA to enable the testing to be witnessed. Submit a test report to the CA.

505 INSTRUCTIONS AND TOOLS: Provide the Main Contractor with duplicate sets of user instructions and access tools recommended by the suspended ceiling/access panel manufacturer. One for the use of contractors requiring access to the void and the other for handing over to the CA at Practical Completion.

520 USER INSTRUCTIONS: Provide the Main Contractor with two copies; one for the use of contractors requiring access to the void and the other for handing over to the CA at Practical Completion. The contents of the instructions to include:
  -   Correct methods for lifting and replacing tiles, panels, etc.
  -   Cleaning methods and materials.
  -   Decoration of tiles and touching up where appropriate.
  - Limitations placed on subsequent alterations and maintenance procedures to fire resisting suspended ceilings to ensure that their performance is not impaired.

530   SPARES: Provide the following and hand over to the Employer at Practical
      Completion:
      25 tiles per floor (minimum) in whole boxes.

535   REMOVAL OF CEILING TILES:
  - Remove appropriate ceiling tiles to allow CA and services consultant to inspect fire stopping and to allow for commissioning and testing and inspection of services. Subsequently replace tiles.

540 POST INSTALLATION VISIT: After completion of services and associated work by others:
  - Thoroughly inspect the ceiling installation for defects. Prepare a schedule of outstanding defects and submit a copy to the CA.
  - Check that tiles, integrated luminaries, diffusers, etc. are correctly fitted, aligned and clean.

540 POST INSTALLATION VISIT: After completion of services and associated work by others:
  - Thoroughly inspect the ceiling installation for defects. Prepare a schedule of outstanding defects and submit a copy to the CA.
  - Check that tiles, integrated luminaries, diffusers, etc. are correctly fitted, aligned and clean.

PETERS HILL

K40 SUSPENDED CEILINGS

Revision       Date           Initials     Details      Checked/Date
----           11.3.98        ----         KRL          DW  13.3.98

                               PROJECT ST. PAUL'S

                PLASTERBOARD FIXED PARTITIONS/INNER WALLS/LININGS

                                    3305/K31

                                     Rev --

                                                                 [LOGO]
                                                         BENNETT INTERIOR DESIGN

TP Bennett Partnership                                      --------------------
262 High Holborn                                                13 MAR 1998
London                                                      --------------------
WC1V 7DU                                                           ACTION
Tel: 0171 405 9277                                          --------------------
Fax: 0171 405 3568
                                                            --------------------
                                                            --------------------
                                                            --------------------

K31   PLASTERBOARD FIXED PARTITIONS/INNER WALLS/LININGS

      To be read with Preliminaries/General conditions.

      TYPE(S) OF PARTITION/WALL/LINING

110   METAL STUD PARTITION FOR TOILET EXTENSIONS:
  -   Partition nominal thickness; as on detail drawing.
  - Construction: As clause 410. Partitions to span slab to slab. (Perimeter walls)
      Dry wall types: boards and metalwork to be as manufactured by Knauf, or equal approved. Types to be used include:
  - Type 2 (painted finish): 1 layer 12.5mm wall board and 1 layer 12.5mm moisture resistant board each side of 48mm Knauf C studs at 600mm centres.
  -   Type 3 (to receive tiles): as type 2 but studs at 400mm centre.
  - Type 4: (thicker partitions, to incorporation in-built hand dryers, or other areas as indicated): Twin wall construction consisting of 1 layer of 12.5mm wallboard and 1 layer 12.5mm moisture resistant board at 48mm C studs and 400mm centres with an identical wall adjacent to it to create overall widths as indicated on the drawings. C studs braced together at 900mm centres for rigidity.
  -   Type 6 (cubicles): As type 2 but acoustic rating 46 Rw dB.
  -   Type 7 (against risers) (as indicated on drawings, plus to receive tiles):
      Knauf shaftwall system will be used comprising 2 layers 12.5mm fireline board and 1 layer 25mm coreboard on 60mm CT studs at 600mm centres including 25mm insulation in void between the studs.
  - Finish: Walls to be finished with appropriate tape and filling material and finished with 2 coats of topcoat on painted areas or areas for decoration, or to receive a tiled finish.
  - Other requirements: Insulation, trimming sections, seals, caulks, deflection head details etc as indicated on the drawings.

111   METAL STUD SHAFTWALL PARTITIONS FOR DUCT RISERS AND RISER CUPBOARDS:
  -   Partition nominal thickness: as on detailed drawings.
      Partitions to span slab to slab.
  -   Materials to be Lafarge, or equal approved.
  - Partitions to comprise metal framework composed of perimeter track and starter studs with vertical C.H. studs running from floor to soffit. 25mm thick coreboard to be held in place by framing.
  -   Components: Include:-
      J track -- JT62/B and JT92/B
      E studs -- ES60/B and ES90/B
      Studs -- CHS6O/B and CHS/90/B
      Lafarge fire check core board 25mm.
      Lafarge fire check board 12.5 and 15mm
      Lafarge wallboard 12.5 and 15mm.
  - Construction: Fix first a layer of boarding with long edges vertically using 25mm drywall screws. Space screws at 200mm centres at board edges and at 300 centres to the centre of boards. Stagger screws approximately 100mm relative to those in the adjacent board. Fix the second layer of boarding using suitable length screws with long edges of vertical but staggered to the first layer. Stagger screw fixings relative to the first layer. Where partition includes for a deflection head, ensure that the deflection requirement is left between the structural soffit and the top of the fixed plasterboard. Stuff this deflection gap using an intumescent caulking or Rockwool material and fix retaining angle to the soffit.

  -   Ancillary items:
  - Shadow line trims and skirting sections will be installed using the shadow line trim reveals reference STR 12.5 and the shadow line skirting reference SWB1O5.
  - Installation of the shadow line trim will take place following the fixing and cuffing back of the plasterboard, the trim being fixed and taped finished to the board edge.
  - With regard to the skirting section, like the shadow line trim it will be fixed and taped to the cut edge of the plasterboard with additional self drill self tap screws fixing to free leg of the skirting profile to the backing framework at 600mm centres.
  - Timber inserts: Where required by the detailed requirements of the project, treated softwood timber insets and bearers will be provided and fixed within the partitioning system. These will allow for the subsequent fixing of items such as door linings, radiators etc.
  - Finishing: All visible plasterboard surface with the exception of the duct side or liftshaft side of shaftwall systems will be completed using the taping and jointing system thus creating a continuous smooth finish. Materials to be used comprise joint filler and finish, paper tapes, flexi tapes and thin coat angle and stop beads. Application of the finish will be as follows:
  - Apply jointing compound to the joint and press appropriate length of paper tape firmly into the compound avoiding air bubbles. Cover the paper tape with second application of jointing compound and strike off flush with the plasterboard face.
  - Allow initial application to set fully then apply a second coat of jointing compound over the joint feathering out of 50 -- 60mm beyond the edge of the first coat. Allow this to set hard prior to application of a further coat of jointing compound feathering an additional 50 -- 60mm beyond the second coat. Allow to dry and finish joint by sanding back to a smooth surface.
  - Where taping and jointing is to be carried out using automatic taping machines, the works should be carried out in accordance with the manufacturers recommendations.
  - Fixings: Where described fixings shall be in accordance with the detailed drawings. Generally the works shall be completed using the following fixings:
      i) Softwood packs fixed within staircase area's to support shaft wall and stud partitions shall be Messrs. Hilti's HRD10's or HPS -- 1.8/60x 90 as indicated on the drawings.
      ii) Fixing of perimeter tracks and starter channels to all systems will be progressed using a nailable plug fixing.
      iii) All other fixings within the system will be as recommended for their locations including drywall self tapping screws for securing plasterboard to lightweight metal components, pan head self tapping screws for fixing light gauge metal components together and board laminating core boards as required.

113   OFFICE PARTITIONS: GENERAL CELLULAR OFFICES / MEETING ROOMS:
  -   British Gypsum Gyproc Metal Stud partition or equal approved.
  -   Locations: As indicated on drawings.
      Details: As drawing.
  -   Partition nominal thickness: 97 mm.
      Plasterboards: 1 layer of 12.5mm wallboard with tapered edges (each side)
  -   Construction: As clause 412.
      Framing: 70 mm wide joggled metal studs and channels.
  -   Finishing: Taped seamless finish as clause 470.
  - Other requirements: Provide all components, fixings etc. to complete partitions as indicated on the drawings.
  - Visible head channels and other visible components to be powder coated RAL 9010 white, minimum coating 40 microns, average 60 - 80 microns. Refer section Z31 Gloss level 20%.
  -   Fix skirting to both sides of partitioning. Skirting as shown on details.
  - Partition to be erected from raised floor level to suspended ceiling level.
  -   For acoustic barrier above ceiling refer to section K40.

  - Install bracing above ceilings as necessary to restrain partitions to achieve "Medium Duty" performance as described in BS5234 Part 1.
  - Glazed partitions to office fronts to be full-height, timber framed (Maple), with 10.8mm clear laminated glass, incorporating Maple veneered doors.
  - Obtain partition components from a single source, e.g. British Gypsum or equal approved.

114   OFFICE PARTITIONS, HIGHER ACOUSTIC SPECIFICATIONS:
  - As clause 113, plus 25mm Gypglas 1200 in cavity, to achieve 42RwdB sound insulation.

115   METAL STUD PARTITION FOR CER ROOM PERIMETER WALLS:
  -   Type and manufacturer as clause 113.
  -   Locations: as indicated on drawing 7534 G023.
  -   Partition nominal thickness: 122 mm.
      Plasterboards: as clause 113
      Plasterboards: 2 layers 12.5mm wallboard each side, outer layer taper edged.
  -   Construction: As clause 410.
      Framing: 70 mm wide metal studs and channels recommended for the purpose by board manufacturer, fabricated from galvanised mild steel sheet to BS 2989, designation Z2 G275N and passivated. Sheet thickness as required by manufacturer.
      Screws: Gyproc dry wall screws, or equal approved.
      Stud centres: 600 mm
  -   Finishing: Taped seamless finish as clause 470.
  -   Other requirements: as clause 113 except:
  -   Partition to be erected from slab-to-slab.
      Plus: head defection detail required.

      GENERALLY/PREPARATION

200 PROVISION OF CONDUITS: Allow for conduits to be installed within partitions by others prior to fixing of face(s) of partitions to studs.

210 EXISTING FIXTURES, SERVICES, ETC: Ensure that surface mounted pipework, conduit, cables, electrical outlets, fixtures, appliances, fixing brackets, clips, skirtings, architrave's, etc., are removed from existing backgrounds which are to be lined.

240 ADDITIONAL NOGGINGS: Ensure that noggings, bearers, etc., required to provide fixing points for or to support fixtures, fittings and services, are accurately positioned and securely fixed. After fixing boards mark positions of noggings, bearers, etc. for following trades as required.

270 CONTROL SAMPLE: Complete a representative area of partitioning in an approved location. Obtain approval of appearance before proceeding.

      FIXING/FINISHING

310   WORKMANSHIP GENERALLY:
  - Plasterboard: To BS 1230:Part 1 with exposed surface suitable to receive direct decoration, or vinyl wall covering as required.
  - Fixing, jointing and finishing materials and accessories, where not specified otherwise, to be as recommended by plasterboard manufacturer.
  -   Operatives to be properly trained for partitioning and dry lining work.
  -   Prevent frost damage.

  - Cut boards neatly and accurately without damage to core or tearing of paper facing. Keep cut edges to a minimum and position at internal angles wherever possible. Mask with bound edges of adjacent boards at external corners.
  - Fix boards securely and firmly to suitably prepared and accurately levelled backgrounds. Set heads of fastenings in a depression; do not break paper or gypsum core. Finish neatly to give flush, smooth, flat surfaces free from bowing and abrupt changes of level. Do not use damaged boards.

331   ACOUSTIC INSULATION:
  -   25mm glass woolmat as Gypglas 1200 or equal approved.
  - Install in accordance with manufacturers recommendations and in accordance with acoustic test method.
  -   Closely butt all joints leaving no gaps.

340   ACOUSTIC SEALANT:
  -   Manufacturer and reference: Gyproc sealant or equal approved.
  - Apply as a continuous bead to clean, dry, dust-free surfaces, leaving no gaps.

341 INTUMESCENT CAULK: As recommended by manufacturer, to maintain required fire resistance.

350 JOINTS between tapered edges of boards to be lightly butted. Leave a 3 mm gap where cut/unbound edges occur.

360   HORIZONTAL JOINTS will not be permitted in surfaces exposed to view.

362 HORIZONTAL JOINTS in two layer boarding, where permitted, to be offset by at least 600 mm. Ensure that noggings are positioned to support horizontal joints in outer layer of boarding.

400   FIXING ENDS OF PARTITIONS GENERALLY:
  - Note: Fixing of partition ends will not be allowed into Atrium or external facade mullions or other components. End studs, partition construction and partition bracing shall be sufficient to enable vertical spanning and maintain rigidity of partition without end fixings in these locations.

410   CONSTRUCTING METAL STUD PARTITIONS:
  - Studs at wall junctions and floor/soffit channels to be fixed securely at 600 mm centres.
  - Position studs at equal centres, maintaining sequence across openings. Provide additional studs as necessary to ensure support to all vertical edges of boards.
  -   Vertical joints on opposite sides of partitions to be staggered.
  - When more than one layer of plasterboard is to be applied, stagger joints between layers.
  - Fix boards to each stud and along all edges with proprietary screws at not more than 300 mm centres and not less than 10 mm from the edge of the board. Set heads in a depression; do not break paper or gypsum core.

411 METAL STUD PARTITIONS FORMED FROM DOUBLE STUDS to be cross-braced at 600 mm centres with bracing twice screwed at each end.

412   CONSTRUCTING METAL STUD PARTITIONS FROM PROPRIETARY SYSTEM ELEMENTS:
  -   Install in accordance with partition system manufacturer's instructions.

430 SITE DIMENSIONS: Check dimensions on site well in advance of fabrication/installation. Report any discrepancies and problems of fit to the CA and obtain instruction before proceeding.

431 SETTING OUT: Partitioning which does not penetrate the existing ceiling generally to be fixed centrally to ceiling grid members.

460 CAVITY BARRIERS: Accurately cut and fit boards at perimeter and around pipes, ducts, etc. Seal any gaps with mineral wool tightly packed to prevent penetration of smoke and flame.

470   TAPED SEAMLESS FINISH:
  - Lightly sand cut edges of boards to remove paper burrs. Apply PVAC sealer to exposed cut edges of boards and any other plaster surfaces to which tape is to be applied.
  - Fill all joints and gaps and cover with continuous lengths of tape, fully bedded. When set, cover with joint finish, feathered out to give a flush, smooth, seamless surface. Apply two coats of joint finish at external angles. Jointing materials to be to BS 6214.
  -   Spot nail/screw depressions with joint filler to give a flush surface.
  - Fill minor indents and after joint, angle and spotting treatments have dried, apply surface finish to give a continuous consistent texture to surface of boards.
      Surface finish: 2 coats Gyproc 'Drywall' or equivalent approved.

480 MINOR DAMAGE in existing plasterboard: Where not specified otherwise, repair small areas of broken board by cutting away the paper, removing loose core material and filling with joint filler. Apply PVAC sealer to exposed plaster and cut edge of paper before filling. Finish off to give a flush, smooth surface ready for redecoration.

490 MAJOR DAMAGE in existing plasterboard: Where not specified otherwise, repair large damaged areas of board by cutting out and replacing with an identical piece of board. Form a neat hole with sides vertical and horizontal. Fix the patch using the same method as the existing dry lining, ensuring full support of all edges of existing and new board. Fill joints, apply tape and finish off to give a flush, smooth, seamless surface ready for redecoration

535   REMOVAL OF CEILING TILES:
  - Remove appropriate ceiling tiles to allow CA and services consultant to inspect fire stopping and to allow for commissioning and testing and inspection of services. Subsequently replace tiles.

540 POST INSTALLATION VISIT: After completion of services and associated work by others:
      Throughly inspect the ceiling installation for defects. Prepare a schedule of outstanding defects and submit a copy to the CA.
      Check that tiles, integrated luminaries diffusers, etc, are correctly fitted, aligned and clean.

K31 PLASTERBOARD FIXED PARTITIONS/INNER WALLS/LININGS

Revision       Date           Initials       Details      Checked/Date

----           12.3.98                       KRL          DW  13.3.98

--------------------------------------------------------------------------------
                                        Job No.    Category    Date    Issue No.
                                        300S          G        27.02.98    01
                                       -----------------------------------------
                 [LOGO]                                Petershill
       BENNETT INTERIOR DESIGN                     Project Saint Pauls
--------------------------------------------------------------------------------
                              DRAWING ISSUE SHEET
--------------------------------------------------------------------------------
                                        Issue      D    27
                                                 -------------------------------
Series G: General Arrangement           Date       M    02
          Fitting Out                            -------------------------------
                                                   Y    98
                                                 -------------------------------
Sheet no.  01                           AI No.          N/A
--------------------------------------------------------------------------------
Size    Title                                      No   Revisions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A3      BASEMENT                          098           /
--------------------------------------------------------------------------------
 "      LOWER GROUND FLOOR                099           A
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 "      GROUND FLOOR                      100           B
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 "      FIRST FLOOR                       101           /
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 "      SECOND FLOOR                      102           /
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 "      THIRD FLOOR                       103           /
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 "      FOURTH FLOOR                      104           /
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 "      FIFTH FLOOR                       105           B
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                                                        No. of Copies
DISTRIBUTION                                            (N=negative R=Reduction)
================================================================================
GSI     I. King                                         1
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GSI     I. Hodgson                                      2
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GSI     P. Cravesande                                   1
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CPC     P. Coombs                                       1
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BWA     I. Bishop                                       1
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OAP     D. Satchel                                      1
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TSL     C. Morris                                       1 + Disk
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L+P     A. Musgrove                                     1
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JLW     R. Norton                                       1
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--------------------------------------------------------------------------------
TC      D. Norman                                       1
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DRAWING STATUS
--------------------------------------------------------------------------------
PRELIMINARY
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INFORMATION
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APPROVAL                                                x
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COMMENT                                                 x
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TENDER
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CONSTRUCTION
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OTHER (Please specify)
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

--------------------------------------------------------------------------------
                                        Job No.    Category    Date    Issue No.
                                        300S          U        27.02.98    01
                                       -----------------------------------------
                 [LOGO]                                Petershill
       BENNETT INTERIOR DESIGN                     Project Saint Pauls
--------------------------------------------------------------------------------
                              DRAWING ISSUE SHEET
--------------------------------------------------------------------------------
                                        Issue      D    27
                                                 -------------------------------
Series U: Space Plan                    Date       M    02
                                                 -------------------------------
                                                   Y    98
                                                 -------------------------------
Sheet no.  01                           AI No.          N/A
--------------------------------------------------------------------------------
Size    Title                                      No   Revisions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A3      BASEMENT                          098
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 "      LOWER GROUND FLOOR                099
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 "      GROUND FLOOR                      100
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 "      FIRST FLOOR                       101           /
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 "      SECOND FLOOR                      102
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 "      THIRD FLOOR                       103
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 "      FOURTH FLOOR                      104
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 "      FIFTH FLOOR                       105
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                                                        No. of Copies
DISTRIBUTION                                            (N=negative R=Reduction)
================================================================================
GSI     I. King                                         1
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GSI     I. Hodgson                                      2
--------------------------------------------------------------------------------
GSI     P. Cravesande                                   1
--------------------------------------------------------------------------------
CPC     P. Coombs                                       1
--------------------------------------------------------------------------------
BWA     I. Bishop                                       1
--------------------------------------------------------------------------------
OAP     D. Satchel                                      1
--------------------------------------------------------------------------------
TSL     C. Morris                                       1 + Disk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
L+P     A. Musgrove                                     1
--------------------------------------------------------------------------------
JLW     R. Norton                                       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TC      D. Norman                                       1
--------------------------------------------------------------------------------
DRAWING STATUS
--------------------------------------------------------------------------------
PRELIMINARY
--------------------------------------------------------------------------------
INFORMATION
--------------------------------------------------------------------------------
APPROVAL                                                x
--------------------------------------------------------------------------------
COMMENT                                                 x
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TENDER
--------------------------------------------------------------------------------
CONSTRUCTION
--------------------------------------------------------------------------------
OTHER (Please specify)
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

--------------------------------------------------------------------------------
                                        Job No.    Category    Date    Issue No.
                                        300S          N        27.02.98    01
                                       -----------------------------------------
                 [LOGO]                                Petershill
       BENNETT INTERIOR DESIGN                     Project Saint Pauls
--------------------------------------------------------------------------------
                              DRAWING ISSUE SHEET
--------------------------------------------------------------------------------
                                        Issue      D    27
                                                 -------------------------------
Series N: Reflected Ceiling Plan        Date       M    02
                                                 -------------------------------
                                                   Y    98
                                                 -------------------------------
Sheet no.  01                           AI No.          N/A
--------------------------------------------------------------------------------
Size    Title                                      No   Revisions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A3      BASEMENT                          098
--------------------------------------------------------------------------------
 "      LOWER GROUND FLOOR                099
--------------------------------------------------------------------------------
 "      GROUND FLOOR                      100
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 "      FIRST FLOOR                       101
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 "      SECOND FLOOR                      102
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 "      THIRD FLOOR                       103
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 "      FOURTH FLOOR                      104
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 "      FIFTH FLOOR                       105
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--------------------------------------------------------------------------------
        GROUND FL. CEILING OPTION         10       A
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        FIRST FL.                         11       /
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        SECOND FL.                        12       /
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        THIRD FL.                         13       /
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        FOURTH FL.                        14       /
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        FIFTH FL.                         15       B
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                                                        No. of Copies
DISTRIBUTION                                            (N=negative R=Reduction)
================================================================================
GSI     I. King                                         1
--------------------------------------------------------------------------------
GSI     I. Hodgson                                      2
--------------------------------------------------------------------------------
GSI     P. Cravesande                                   1
--------------------------------------------------------------------------------
CPC     P. Coombs                                       1
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BWA     I. Bishop                                       1
--------------------------------------------------------------------------------
OAP     D. Satchel                                      1
--------------------------------------------------------------------------------
TSL     C. Morris                                       1 + Disk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
L+P     A. Musgrove                                     1
--------------------------------------------------------------------------------
JLW     R. Norton                                       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TC      D. Norman                                       1
--------------------------------------------------------------------------------
DRAWING STATUS
--------------------------------------------------------------------------------
PRELIMINARY
--------------------------------------------------------------------------------
INFORMATION
--------------------------------------------------------------------------------
APPROVAL                                                x
--------------------------------------------------------------------------------
COMMENT                                                 x
--------------------------------------------------------------------------------
TENDER
--------------------------------------------------------------------------------
CONSTRUCTION
--------------------------------------------------------------------------------
OTHER (Please specify)
--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
                                        Job No.    Category    Date    Issue No.
                                        300S          P        27.02.98    01
                                       -----------------------------------------
                [LOGO]                                 Petershill
       BENNETT INTERIOR DESIGN                     Project Saint Pauls
--------------------------------------------------------------------------------
                              DRAWING ISSUE SHEET
--------------------------------------------------------------------------------
                                        Issue      D    27
                                                 -------------------------------
Series P: Raised Floor Plan             Date       M    02
                                                 -------------------------------
                                                   Y    98
                                                 -------------------------------
Sheet no.  01                           AI No.          N/A
--------------------------------------------------------------------------------
Size    Title                                      No   Revisions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A3      BASEMENT                          098
--------------------------------------------------------------------------------
 "      LOWER GROUND FLOOR                099
--------------------------------------------------------------------------------
 "      GROUND FLOOR                      100           B
--------------------------------------------------------------------------------
 "      FIRST FLOOR                       101
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 "      SECOND FLOOR                      102
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 "      THIRD FLOOR                       103
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 "      FOURTH FLOOR                      104
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 "      FIFTH FLOOR                       105           B
--------------------------------------------------------------------------------

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                                                        No. of Copies
DISTRIBUTION                                            (N=negative R=Reduction)
================================================================================
GSI     I. King                                         1
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GSI     I. Hodgson                                      2
--------------------------------------------------------------------------------
GSI     P. Cravesande                                   1
--------------------------------------------------------------------------------
CPC     P. Coombs                                       1
--------------------------------------------------------------------------------
BWA     I. Bishop                                       1
--------------------------------------------------------------------------------
OAP     D. Satchel                                      1
--------------------------------------------------------------------------------
TSL     C. Morris                                       1 + Disk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
L+P     A. Musgrove                                     1
--------------------------------------------------------------------------------
JLW     R. Norton                                       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TC      D. Norman                                       1
--------------------------------------------------------------------------------
DRAWING STATUS
--------------------------------------------------------------------------------
PRELIMINARY
--------------------------------------------------------------------------------
INFORMATION
--------------------------------------------------------------------------------
APPROVAL                                                x
--------------------------------------------------------------------------------
COMMENT                                                 x
--------------------------------------------------------------------------------
TENDER
--------------------------------------------------------------------------------
CONSTRUCTION
--------------------------------------------------------------------------------
OTHER (Please specify)
--------------------------------------------------------------------------------

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

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                                     Client
                                     MEPC
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                                     Project
                                     PETERSHILL, LONDON EC4
                                     ONE CARTER LANE
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                                     MEPC
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                                     Project
                                     PETERSHILL, LONDON EC4
                                     ONE CARTER LANE
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                                     Client
                                     MEPC
                                     -------------------------------------------
                                     Project
                                     PETERSHILL, LONDON EC4
                                     ONE CARTER LANE
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                                     Client
                                     MEPC
                                     -------------------------------------------
                                     Project
                                     PETERSHILL, LONDON EC4
                                     ONE CARTER LANE
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                                                   ROLFE JUDD
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                                     MEPC
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                                     PETERSHILL, LONDON EC4
                                     ONE CARTER LANE
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                                                   ROLFE JUDD
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                                     MEPC
                                     -------------------------------------------
                                     Project
                                     PETERSHILL, LONDON EC4
                                     ONE CARTER LANE
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

                        GOLDMAN SACHS PROPERTY MANAGEMENT

                          BRIEF SPECIFICATION OF WORKS

                                     for the

                                   FITTING OUT

                                       of

                                  1 CARTER LANE
                                   LONDON EC4

                                     [LOGO]
                           Bernard Williams Associates

                                26 February 1998
Revision 1

GOLDMAN SACHS PROPERTY MANAGEMENT
FITTING OUT, 1 CARTER LANE, LONDON. EC4

Element                 Brief Specification

Access Floors           o     150 mm high (110 mm clear) fully accessible medium
                              grade raised floor to general office areas. Panels to be of corrosion resistant steel with cementitious infill.
                        o     450 mm high (400 mm clear) fully accessible heavy
                              duty raised floor to computer rooms (CERs). Panels to be self-finished in laminate.
                        o     Anti-dust sealant to existing floor slab.
                        o     Mineral fibre fire barriers below access floors as
                              required.
                        o     Form cut-outs for floor boxes, grommets, etc.
                        o     Lift/replace floor panels for access to
                              services.
                        o     Steps/ramps with mild steel balustrading/
                              handrails at junctions of differing height floors.

Partitions and Doors    o     Dense concrete blockwork partitions forming
                              kitchen, basement plant rooms and risers.
                        o     Fire resisting plasterboard to CERs, store rooms,
                              etc.
                        o     Standard plasterboard partitions (from access
                              floor to suspended ceilings) to offices, conference rooms, etc.
                        o     Full height hardwood framed glazed screens with 10
                              mm thick laminated clear glass to office fronts and conference rooms.
                        o     Full height glazed doors and side panels to lift
                              lobbies.
                        o     Full height hardwood veneered doors in hardwood
                              frames generally.
                        o     Stainless steel doors in stainless steel frames
                              with automatic opening mechanism to kitchen.
                        o     Laminate faced doors in hardwood frames to kitchen
                              changing rooms/toilets.
                        o     Fire resisting paint finished doors and frames to
                              plant rooms, etc.
                        o     Self-finished, acoustic sliding/folding partition
                              to conference suite.
                        o     Additional toilet cubicles to match base building
                              to enlarged toilets on 1st-4th Floors.
                        o     Stainless steel door ironmongery generally.
                        o     Aluminium door ironmongery to ancillary areas.
                        o     MDF board skirtings to general office areas.
                        o     Hardwood skirtings to special areas.

GOLDMAN SACHS PROPERTY MANAGEMENT
FITTING OUT, 1 CARTER LANE, LONDON. EC4

Element                 Brief Specification

Fixtures and Fittings   o     Built-in laminate faced worktops, cupboards and
                              shelves to the following:
                              o     Tea Rooms
                              o     Mail Room
                              o     Copier Rooms/Print Room
                              o     CERs
                              o     First Aid
                              o     Training Rooms
                              o     Stores
                        o     Built-in coat cupboards.
                        o     Hardwood veneered equipment tops.
                        o     Built-in fittings/screens to cafeteria and
                              coffee bar.
                        o     Built-in reception desk to conference suite.
                        o     Whiteboards/Notice boards to training rooms.
                        o     Built-in audio visual cupboards to training rooms.
                        o     Signs and Graphics.
                        o     Vanitory units, etc to showers/changing rooms.

Wall Finishes           o     Plasterboard dry lining to gymnasium in basement.
                        o     Full height ceramic wall tiling to kitchen,
                              showers, changing rooms, etc.
                        o     Extend base building wall finishes to enlarged
                              toilets on 1st-4th Floors.
                        o     Minors to aerobics area.
                        o     Hardwood/laminate panelling to cafeteria/
                              coffee bar.
                        o     Hardwood/fabric wrapped panelling to lift
                              lobbies.
                        o     'Stretchwall' acoustic panelling to video
                              conference rooms.
                        o     'Acrovyn' laminate panelling to goods lift
                              lobbies.

GOLDMAN SACHS PROPERTY MANAGEMENT
FITTING OUT, 1 CARTER LANE, LONDON. EC4

Element                 Brief Specification

Painting                o     Fabric wall coverings to Partner offices, lift
and Decorating                lobbies and special areas.
                        o     Vinyl wall coverings generally.
                        o     Paint finish to ancillary areas.
                        o     Paint finish to plaster ceilings/perimeter
                              margin.

Suspended Ceilings      o     Perforated metal tile 'tartan grid' ceiling with
                              concealed grid to general office areas (CAPL
                              Ceiling System 120 or equivalent).
                        o     Acoustic backing pad and plasterboard within
                              ceiling tile.
                        o     Plasterboard perimeter margin to general office
                              areas.
                        o     Plasterboard ceilings with upstands/coffers to
                              lift lobbies, cafeteria, coffee bar, etc.
                        o     Non-perforated metal tile easy clean ceiling to
                              kitchen.
                        o     Extend base building ceiling finishes to enlarged
                              toilets on 1st-4th Floors.
                        o     Acoustic barriers above dividing walls to offices
                              and conference rooms.
                        o     Mineral fibre fire barriers above ceilings as
                              required.
                        o     Cut openings in ceilings for fire alarm speakers,
                              smoke detectors, LV lights, etc.
                        o     Take down/replace tiles for access to services.
                              (NB: No Ceiling to CERs).

Carpet Flooring         o     Broadloom carpet on underlay to Partner offices,
                              lift lobbies and special areas.
                        o     Magnetic backed 'Milliken' carpet tiles to general
                              areas.

Vinyl Flooring          o     Vinyl sheet flooring on plywood base to print room
                              and ancillary areas.
                        o     Epoxy paint finish to plant rooms.

Special Flooring        o     Stone border to lift lobbies.
                        o     Stone/tile/hardwood flooring to cafeteria and
                              coffee bar.
                        o     Ceramic tiling to kitchen, tea rooms, changing,
                              showers, toilets, etc.
                        o     Extend base building floor finishes to enlarged
                              toilets on 1st-4th Floors.

GOLDMAN SACHS PROPERTY MANAGEMENT
FITTING OUT, 1 CARTER LANE, LONDON. EC4

Element                 Brief Specification

Blinds and Drapes       o     'Fineblind' venetian blinds generally.
                        o     Black-out blinds to training rooms/video
                              conference rooms.

Kitchen Equipment       o     Stainless steel equipment, worktops, shelving and
                              servery to kitchen/cafeteria.
                        o     Refrigerators, microwaves, tea/coffee machines,
                              etc to tea rooms.

Mechanical              o     2 No. 270 kW chillers located in 5th Floor plant
Installations                 room to support CERs/UPS room.
                        o     6 No. 32 kW AC units to Ground Floor CER (4 duty
                              /2 standby).
                        o     3 No. 32 kW AC units to 5th Floor CER (2 duty/1
                              standby).
                        o     2 No. 32 kW AC units to UPS room in basement (1
                              duty/1 standby).
                        o     2 No. chilled water circulating pumps with
                              variable speed drives.
                        o     New chilled water riser to serve CERs/UPS room.
                        o     4 pipe fan coil units to perimeter zone of office
                              floors (4.5 m centre).
                        o     2 pipe fan coil units to internal zone of office
                              floors (4.5 m centre).
                        o     Fresh air ductwork, chilled water and heating
                              pipework extended from base building risers.
                        o     Adapt toilet extract systems to enlarged toilets
                              on 1st-4th Floors.
                        o     Linear diffusers to perimeter margin.
                        o     Swirl diffusers to tiled ceilings.
                        o     Dedicated supply and extract systems to kitchen,
                              cafeteria/coffee bar, gymnasium, changing rooms, etc.
                        o     Transfer fans to conference rooms.
                        o     Extend base building 'Trend' BMS system including
                              link to Peterborough Court.
                        o     Leak detection systems to CERs/UPS room.

Electrical              o     New HV supply and transformer.
Installations           o     800 kVA generator system located in 5th Floor
                              plant room.
                        o     2 No. 300 kVA UPS modules with 15 minute battery
                              supplies.
                        o     New UPS riser serving CERs and 1st and 2nd Floors.
                        o     PDU's to CERs.
                        o     Duplex power supplies to IT cabinets, run at high
                              level

GOLDMAN SACHS PROPERTY MANAGEMENT
FITTING OUT, 1 CARTER LANE, LONDON. EC4

Element                 Brief Specification

Electrical              o     Underfloor busbar system to general office areas.
Installations           o     Floor boxes/power strips fed from underfloor
(Contd.)                      busbar system to general areas.
                        o     Power supplies to the following:
                              o     Mechanical Installations
                              o     High Fog Sprinkler Systems
                              o     Fire Alarm/VESDA Systems
                              o     Security Installations
                              o     Kitchen Equipment
                              o     World Clocks
                              o     Photocopiers/Cleaners, etc.
                        o     Clean, dirty and signal earthing systems.
                        o     World Clocks.
                        o     Cable baskets as bridges between IT/power
                              cabling.
                        o     Cable baskets to new IT riser linking CERs and
                              basement incoming rooms.
                        o     'Faraday Cage' to 5th Floor CER.
                        o     Low brightness fluorescent light fittings with Cat
                              2 diffusers to general office areas.
                        o     Recessed directional compact fluorescent light
                              fittings to Partner offices, lift lobbies, cafeteria/coffee bar and special areas.
                        o     Dimming systems to training rooms and video
                              conference rooms.
                        o     Battery packs to support emergency lighting.

Sprinkler               o     Adapt sprinklers in basement to suit new layout.
Installations           o     High fog sprinkler systems to CERs.

GOLDMAN SACHS PROPERTY MANAGEMENT
FITTING OUT, 1 CARTER LANE, LONDON. EC4

Element                 Brief Specification

Plumbing Installations  o     Additional 2 No. WC; 2 No. urinals and 2 No. wash
                              hand basins to male toilets and 2 No. WC and 2No.
                              wash hand basins to female toilets on 1st-4th
                              Floors.
                        o     Sanitary fittings to showers/changing rooms/
                              toilets.
                        o     Sinks to kitchen/tea rooms.
                        o     Extend hot, cold and waste water pipework.
                        o     Drainage to CERs for high fog sprinkler system.

Fire Alarm              o     Extend base building fire alarm system and install
Installations                 fire alarm sounders, smoke detectors and call
                              points to suit layout.
                        o     VESDA smoke alarm system to CERs.

Security Installations  o     Bomb blast film to all windows and glazed
                              partitions.
                        o     Card readers to all entrance doors, CERs and
                              compliance doors.
                        o     CCTV cameras externally and to all entrance areas.
                        o     Intruder alarm.

Builders Work           o     Steelwork support to roof mounted plant.
                        o     Adapt roof drainage system to suit new plant.
                        o     Adapt roof and install louvres to match existing
                              to suit new roof mounted plant.
                        o     Construct new riser for IT cabling, UPS busbar and
                              chilled water pipework.
                        o     Adapt roof and install supports for 3 No.
                              satellite dishes and 3 No. aerials.
                        o     General builders work in connection with services
                              installations.

Fire Safety             o     Fire stopping around services.

IT Cabling              o     'Cat 5' structured cabling system from CERs to
                              offices, workstations, equipment tops, etc.
                        o     Frames/patch panels/cabinets to CERs.

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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
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                          PROJECT SAINT PAULS
                          ------------------------------------------------------
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                          BASEMENT PLAN
                          GENERAL ARRANGEMENT
                          ------------------------------------------------------
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                          PROJECT SAINT PAULS
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                          LOWER GROUND FLOOR
                          GENERAL ARRANGEMENT
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                          GENERAL ARRANGEMENT
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                          GENERAL ARRANGEMENT
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                               B      COMPUTER ROOM       HONG    LISA   26/2/98
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
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                          SUSPENDED CEILING LAYOUT
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
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                          SUSPENDED CEILING LAYOUT-2
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                          SUSPENDED CEILING LAYOUT
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
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                          PROJECT SAINT PAULS
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                          SUSPENDED CEILING LAYOUT
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
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                          SUSPENDED CEILING LAYOUT
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                               B       750 GRID           HONG    LISA   26/2/98
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
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                          PROJECT SAINT PAULS
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                          SUSPENDED CEILING LAYOUT
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
                          ------------------------------------------------------
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                          PROJECT SAINT PAULS
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                          RAISED FLOOR LAYOUT
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                               B       SOP ADDED          HONG    LISA   26/2/98
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                                  262 HIGH HOLBORN o LONDON WC1V 7DU
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                          INTERIOR DESIGN  OCCUPATIONAL STRATEGY  SPACE PLANNING
                          ------------------------------------------------------
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                          PROJECT SAINT PAULS
                          ------------------------------------------------------
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                          FIFTH FLOOR
                          RAISED FLOOR LAYOUT
                          ------------------------------------------------------
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                          HONG           LISA           FEB.98    1:100
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                          3005        P 105                  -------------------
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

                               [Letterhead of CPC]

OUR REF     6/98/proj/GS/brta1702.doc/PC/gb

DATE        17th MARCH 1998

BY FACSIMILE AND POST
Brian Taylor Esq.
Arnold Project Services
18 King William Street
LONDON
EC4N 7BP

Dear Brian

ONE CARTER LANE, PETERSHILL

With reference to Package 002 secondary risers please find enclosed Ove Arup and Partners facsimile dated 17.03.98 enclosing structural calculations.

Yours sincerely


/s/ Phil Coombs

PHIL COOMBS
PROJECT MANAGER

copy  A Musgrove            L&P
      I King / I Hodgson    GSI
      K Budgen              Hermes
      File                  445/

ARUP  Ove Arup & Partners
      Consulting Engineers                                             Facsimile

================================================================================
13 Fitzroy Street                                  Direct Dialing
London W1P 6BQ                                     Telephone +44 (0)171 465 2728
Telephone +44 (0)171 636 1531                      Facsimile +44 (0)171 465 3620

                                                   email
                                                   david.satchell@arup.com
--------------------------------------------------------------------------------
To         Phil Coombs, Capital Project            Date  17 March 1998
           Consultancy

cc                                                 Job number/Reference
                                                   75083-35

Fax No(s)  0171-613 3462
                                                   File reference

Prom       David Satchell                          Total number of pages
                                                   (including this page)   9

Subject    Secondary Risers - Calculations

================================================================================

      If you have not received all the pages listed please phone the sender

Phil,

Please find attached our reviewed calculations for the secondary 750x300 IT risers and the 2000x1000 kitchen extract void at Lower Ground.


Regards,

/s/ David Satchell


David Satchell

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038/35
                                        ----------------------------------------
                                        Member/Location   Core A, B, C.
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref. Secondary Risers
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 3/98.      Chd.
================================================================================

                               [GRAPHIC OMITTED]

                                     CORE A

                               [GRAPHIC OMITTED]

                                     CORE B

                               [GRAPHIC OMITTED]

                                     CORE C

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75083/35
                                        ----------------------------------------
                                        Member/Location   Kitchen Extract Void
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref. Lower Ground - D5
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 3/98.      Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75083/35
                                        ----------------------------------------
                                        Member/Location   Kitchen Extract Void
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref. Lower Ground
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 3/98.      Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners -             Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
      London                            75083
Project St. Pauls                       ----------------------------------------
Kitchen Extract Riser
Lower Ground                            Drg. Ref.
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 17-Mar-98  Checked
                                                         Date ST PAUL
================================================================================

                               [GRAPHIC OMITTED]

                                  LOWER GROUND

                                [GRAPHIC OMITTED]

                              [Letterhead of CPC]

OUR REF     11/98/adm/let/pco1103.doc/PC/gw

DATE        11 MARCH 1998

Mr Keith Budgen
Britel Fund Trustees Ltd
Standon House
21 Mansell Street
London
E1 8AA

Dear Mr Budgen

ONE CARTER LANE

I write to enclose for your approval four copies of our proposals to install a primary services riser at 1 Carter Lane.

For ease of reference I propose to issue packages of information. Package One enclosed includes:

1.    Ove Arup and Partners facsimile dated 10/3/98 including calculations.

2.    Ove Arup and Partners letter dated 9/3/98 enclosing proposals.

3.    Tolent Construction method statement dated 9/3/98.

Your approval or comments by the 17/3/98 would be appreciated. Please contact the undersigned if you have any concerns or require any further information.


Yours sincerely

/s/ [ILLEGIBLE] G. Wilson

PHIL COOMBS
PROJECT MANAGER

c.c.  I King, Goldman Sachs International
      I Hodgson, Goldman Sachs International
      A Musgrove, Linklaters and Paines

                      [Letterhead of Ove Arup & Partners]

Our ref   75083-35/DS/am/DS0348
9 March 1998

Capital Project Consultancy
6-8 Standard Place
Rivington Street
London
EC2A 3BE

For the attention of P. Coombs, Esq.

Dear Sir

PROJECT ST. PAUL'S - MAIN SERVICES RISER

We have completed our review of the proposed slab penetrations adjacent grid D5 to accommodate the new M & E and IT risers and confirm that these penetrations arc structurally acceptable. Further, we confirm that remedial measures such as the provision of steel trimmers are not necessary.

This assessment is based on the provision of two penetrations located adjacent to grid 5 either side of the main spine beam located along grid D, each with the nominal dimension 2000mm (east/west) x 1100mm (north/south) as indicated on a typical marked up plan attached. These penetrations are to be provided through each floor level from Lower Ground to level 5 inclusive.

We note that the northern edge of these voids are to be located a minimum of 300mm (nominal) to the south of grid 5 in order to avoid the 600 wide secondary beam located along grid 5. Partial removal of this beam would necessitate substantial additional works to maintain structural integrity of the floor.

Tolent Construction should provide a proposed method statement for these works, including but not limited to the following:

o     Concrete cutting technique;

o     Access and control of falling concrete debris; and

o Proposal to make good the inside face of the void, including measures to reinstate cover to all reinforcement.

Ove Arup & Partners

75083-35/DS/am/DS                                                         Page 2
5 March 1998


Further, as discussed in the project meeting held on 2 March 1998, additional voids will be necessary to accommodate further IT and mechanical services. As agreed, preferred locations for these risers will be nominated by Tilney Simmons Partners after which OAP will review their structural implications.


Yours faithfully

/s/ David Satchell

David Satchell


Enc

cc    I Hodgsan - GSI (Enc)
      C Morris - TSP (Enc)
      D Williams - TPB (Enc)
      D Norman - TC (Enc)
      I Bishop - BWA (Enc)

                               [GRAPHIC OMITTED]

                                     [LOGO]

            =========================================================
            Drawing Status

            CONSTRUCTION
            =========================================================

            =========================================================
            Job Title

            PETERSHILL, LONDON EC4
            =========================================================

            =========================================================
            Drawing Title

            ONE CARTER LANE
            FIRST FLOOR
            STRUCTURAL PLAN

            ---------------------------------------------------------
            ARUP     Ove Arup & Partners
                     13 Fitzroy Street London W1P 6BQ
                     Tel 171 636 1531   Fax 171 560 3824
            ---------------------------------------------------------
            [ILLEGIBLE] 1:100
            ---------------------------------------------------------
            [ILLEGIBLE] DS  Date 27/06/96  [ILLEGIBLE]    [ILLEGIBLE]
            =========================================================
            Job No  47346     Drawing No.  CL/S/1-1    Rev    H
            ---------------------------------------------------------

                    [Letterhead of Tolent Construction LTD]

                                PROJECT ST PAULS

9.3.98

Method statement for the construction of new riser shafts through ground, first, second, third and fourth floor R C concrete floor slabs. - Revision A.

1.    Receive the following information from consultants

o     Detailed setting out
o     Exact hole opening size
o     Associate tolerances

2. Following receipt of (1.) information to be set out and checked on site any discrepancies to be confirmed back to consultants.

3. Hand rails to be set up around working area on all floors including lower ground. Hand rails to include toe boards and warning signage.

4. Crash deck to be erected tight to underside of slab prior to cutting works. Following the setting up of the working area in (3.) above, holes are to be created using diamond saw cutting equipment. Water control measures to be adopted. Water will be controlled using wet vacs as cutting work proceeds. Personal protective equipment is to be worn as per current health and safety legislation.

5. It is envisaged two terms will carry out operation. Team A cutting Levels 4 down to Level 2 and team B Levels 1 and ground. Team B will complete cutting Levels 1 and ground prior to the commencement of team A cutting Level 2.

6. Debris will be broken into managable pieces following cutting works and removed from work zone as the operation progresses. As the holes will have been formed using saws trimming using hand held breakers will only be necessary at corners.

7. Each Level will be made safe using ply platforms until such time as riser shafts are constructed and service installation commences.

8.    Hand rails will remain in place until riser shafts have been constructed.

ARUP  Ove Arup & Partners                                              Facsimile
      Consulting Engineers

================================================================================
13 Fitzroy Street                                 Direct Dialing
London W1P 6BQ                                    Telephone +44 (0)171 465 2728
Telephone +44 (0)171 636 1531                     Facsimile +44 (0)171 465 3620

                                                  email
                                                  david.satchell@arup.com
--------------------------------------------------------------------------------
To         Phil Coombs, Capital Project           Date  10 March 1998
           Consultancy

cc                                                Job number/Reference
                                                  75038-35

Fax No(s)  0171-613 3462
                                                  File reference

Prom       David Satchell                         Total number of pages
                                                  (including this page)   8

Subject    Riser - Slab Calculations

================================================================================

      If you have not received all the pages listed please phone the sender

Phil,

Please find attached the calculations for the new slab voids adjacent grid D5 to accommodate the main M&E and IT risers. Please note that these calculations are yet to be reviewed internally in accordance with our Quality Assurance procedures, but this process will be completed shortly.


Regards,

/s/ David S.

                       ================================
                            PROJECT SAINT PAUL'S
                       --------------------------------
                       RECEIVED DATE: 10/3/98

                       FILE 445 /
                       ================================
                       ISSUE       INFO        ACTION
                       --------------------------------
                       GSI
                       --------------------------------
                       TPB
                       --------------------------------
                       TSL
                       --------------------------------
                       OAP
                       --------------------------------
                       BWA
                       --------------------------------

                       --------------------------------

                       --------------------------------

                       ================================
                       PROJECT MANAGER

                       ISSUE DATE:
                       ================================

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038-35              1.
                                        ----------------------------------------
                                        Member/Location  VOID - ADJACENT GRID D5
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref. (RISER M&E/IT)
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 27/2/98.  Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038-35              2.
                                        ----------------------------------------
                                        Member/Location  VOID - ADJACENT D5
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref.
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 3/98.     Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038-35              3.
                                        ----------------------------------------
                                        Member/Location  VOID - GRID D5.
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref.
--------------------------------------------------------------------------------
                                        Made by  DS.     Date 3/98.     Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038-35              4
                                        ----------------------------------------
                                        Member/Location  RISER VOID - GRID D5
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref.
--------------------------------------------------------------------------------
                                        Made by  DS      Date 3/98.     Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038-35              5
                                        ----------------------------------------
                                        Member/Location  RISER VOID - GRID D5
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref.
--------------------------------------------------------------------------------
                                        Made by  DS      Date 3/98       Chd.
================================================================================

                               [GRAPHIC OMITTED]

ARUP  Ove Arup & Partners               Job No.           Sheet No.      Rev.
      Calculation Sheet                 ----------------------------------------
                                        75038-35              6.
                                        ----------------------------------------
                                        Member/Location  RISER VOID - GRID D5
--------------------------------------------------------------------------------
Job Title  Project St. Pauls.           Drg. Ref.
--------------------------------------------------------------------------------
                                        Made by  DS      Date 3/98       Chd.
================================================================================

                               [GRAPHIC OMITTED]

                                  TYPICAL SLAB
                                  REINFORCEMENT

                               [GRAPHIC OMITTED]

                                   APPENDIX E

                             DATED:            1998

                          BRITEL FUND TRUSTEES LIMITED

                                      -and-

                           GOLDMAN SACHS INTERNATIONAL

                                      -and-

                          THE GOLDMAN SACHS GROUP, L.P.

                                   UNDERLEASE

                                       of

                  premises known as One Carter Lane London EC4

                               Linklaters & Paines
                                 One Silk Street
                                London EC2Y 8HQ

                               Tel: 0171 456 2000

                             Ref: CBC/DAJR/7100675

                                LEASE PARTICULARS

--------------------------------------------------------------------------------
1.    Date              :     1998
--------------------------------------------------------------------------------
2.    Parties

2.1   Landlord          :     Britel Fund Trustees Limited (Company number
                              1687513) whose registered office is at

                              Standon House 21 Mansell Street London El 8AA
--------------------------------------------------------------------------------
2.2   Tenant            :     Goldman Sachs International (Company number
                              226395) whose registered office is at Peterborough
                              Court 133 Fleet Street London

                              EC4A 2BB
--------------------------------------------------------------------------------
2.3   Guarantor         :     The Goldman Sachs Group, L.P 85 Broad Street New
                              York New York 10004 and whose address for service
                              in the UK is c/o The Facilities Manager Goldman
                              Sachs International Peterborough Court 133 Fleet
                              Street London EC4A 2BB
--------------------------------------------------------------------------------
3.    Contractual Term  :     20 years from and including 19th March 1998
--------------------------------------------------------------------------------
4.    Principal Rent    :     [(pound)5,184,982] POUNDS

                              per annum payable from and including the Rent
                              Commencement Date and subject to increase in
                              accordance with the Second Schedule
--------------------------------------------------------------------------------
5.    Rent              :     [                 ] 1999

      Commencement

      Date
--------------------------------------------------------------------------------
6.    Review Dates      :     the 19th March in the years 2003, 2008 and 2013

--------------------------------------------------------------------------------
7.    Permitted         :     as high class offices within Class B1(a) of the
                              1987 Order and for
      Use                     any purpose ancillary to such use as offices

1         Definitions

          In this Lease unless the context otherwise requires:

          Adjoining Property means the Restaurant and all other property adjoining or neighbouring the Premises in which the Landlord or any Group Company has or shall have during the Term a freehold or leasehold interest whether in possession or reversion.

          An "Affiliate" of any specified person means any other person directly or indirectly controlled or controlled by or under common control with such specified person (for the purposes of this paragraph and the definition of "Group Company" 'control' (including 'control by' or under common control with') shall mean the power to direct and procure management and policies directly or indirectly whether through the ownership of voting securities or equity interests by contract or otherwise) for so long as such power is exercised;)

          Arbitration means arbitration in accordance with Clause 8.3

          Base Rate means the base rate from time to time of Royal Bank of Scotland PLC or (if not available) such comparable rate of interest as the Landlord shall reasonably require

          Category "A" Works mean the works as so described in the Specification

          Common Parts means the paved areas shown hatched in black on plan 2897/G5119-2005 together with the planters shown thereon

          Conduits means any existing or future media for the passage of substances telecommunications or energy and any ancillary apparatus attached to them and any enclosures for them

          Contractual Term means the term specified in paragraph 4 of the Particulars

          Determination Date means 18th day of March 2013

          Encumbrances means the matters contained or referred to in the documents specified in Part III of the First Schedule

          Group Company means any company within the same group of companies as or Associated with or an Affiliate of the Tenant as set out below:

                    (i) Any two companies shall be taken to be members of a group if one is the subsidiary of the other or both are subsidiaries of a third company;


--------------------------------------------------------------------------------

                    (ii) A company corporation or partnership shall be taken to be "Associated" with another if and only if one is a subsidiary or Affiliate of another or both are subsidiaries or Affiliates of a third company corporation or partnership;

                    (iii) In determining whether any company is a subsidiary of another company the word subsidiary bears the meaning assigned to it by Section 736 of the Companies Act 1985 as originally enacted;

                    (iv) In determining whether any corporation (which shall be construed in accordance with Section 740 of the Companies Act 1985 as originally enacted) is a subsidiary of another corporation or of a company or whether any company is a subsidiary of a corporation the word subsidiary bears the meaning assigned to it by Section 736 of the Companies Act 1985 as originally enacted but modified only so that 'company' includes 'corporation' for this purpose;

                    (v) A partnership (which shall be construed as including a partnership under the laws of the United Kingdom or elsewhere) shall be taken to be a subsidiary of another partnership or of a company or corporation if that other partnership or company or corporation is entitled to either
                              (a) more than one half of the assets or (b) more than one half of the income of the first mentioned partnership and in either such case that other partnership or company or corporation exercises control over the first mentioned partnership.

                    (vi) A company or corporation shall be deemed to be a subsidiary of a partnership if that partnership either (a) controls the composition of the board of directors of the company or corporation or (b) holds more than half in nominal value of the issued equity share capital of the company or corporation and in either such case the partnership exercises control over the company or corporation;

          Guarantor means the person (if any) so named in the Particulars and such other person as may from time to time covenant pursuant to clause 4.15.2(ii)(c) and in the case of an individual includes his personal representatives

          Insured Risks means the risks from time to time required to be insured against under the terms of the Superior Lease


--------------------------------------------------------------------------------

          Landlord means the person in whom the immediate reversion to this Lease shall for the time being be vested being initially the person so named in the Particulars

          This Lease means this lease and any document supplemental to it or entered into pursuant to it

          Particulars means the descriptions and terms on the page headed Lease Particulars which forms part of this Lease

          Planning Acts means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 and the Planning (Consequential Provisions) Act 1990

          Premises means the building known as One Carter Lane London EC4 shown edged blue on Plan 1 (including at basement level the Service Bay and Service Ramp and other ancillary accommodation) and each and every part thereof and all additions and alterations or reinstatements thereof (but excluding the Restaurant including those parts of the basement forming part of the Restaurant)

          Principal Rent means the rent stated in paragraph 4 the Particulars

          Quarter Days means 25 March 24 June 29 September and 25 December in every year and Quarter Day means any of them

          Restaurant means premises at ground lower ground and basement levels and shown for identification only edged red on Plans 1, 2, 3, 4 and 5 and known as Two Old Change Court London EC4 and each and every part thereof and all buildings from time to time thereon including the railings shown coloured blue on Plans 6, 7 and 8 but excluding the structural elements coloured orange on Plans 2 and 3

          Restaurant Spaces means the car, motor cycle and bicycle spaces allocated to the Restaurant coloured green and blue on Plan 5 annexed hereto

          Loading Bay means the area within the Premises at basement level available for use by the occupier of the Restaurant shown hatched green on Plan 5

          Service Area means the service area shown hatched purple on Plan 5

          Service Ramp means the access way at ground level leading from the public highway known as Distaff Lane to the basement of the Premises and to the Adjoining Property and shown hatched blue on Plan 5


--------------------------------------------------------------------------------

          Specification means the Specification annexed hereto

          Superior Lease means the Lease referred to in Part IV of the First Schedule hereto being the Lease under which the Landlord holds inter alia the Premises

          Superior Landlord means the person or persons for the time being entitled to the reversion mediately or immediately expectant on the determination of the Superior Lease (or any other superior lease or leases)

          Tenant means the person so named in the Particulars and includes its successors in title

          Term means the Contractual Term together with any continuation of the term or the tenancy (whether by statute common law holding over or otherwise)

          VAT means Value Added Tax and any similar tax substituted for it or levied in addition to it

          1987 Order means the Town and Country Planning (Use Classes) Order 1987 (as originally made)

          1995 Act means the Landlord and Tenant (Covenants) Act 1995

2         Interpretation

          In this Lease unless the context otherwise requires:

2.1 If the Tenant or the Guarantor for the time being is more than one person then their covenants are joint and several

2.2 Any reference to a statute (except for the 1987 Order) includes any modification extension or reenactment of it and any orders regulations directions schemes and rules made under it

2.3 Any covenant by any party not to do any act or thing includes an obligation not to permit or suffer such act or thing to be done

2.4 References to the act or default of the Tenant include acts or default or negligence of anyone at the Premises with the Tenant's or any undertenant's authority

2.5 The index and Clause headings in this Lease are for ease of reference only

2.6 References to the last year of the Term shall mean the year immediately prior to the expiration or earlier termination of the Term


--------------------------------------------------------------------------------

2.7 References to Liability include claims demands proceedings damages losses and proper costs and expenses

2.8 References to any right of the Landlord to have access to the Premises shall be construed as extending to the Superior Landlord and to all persons authorised by the Landlord and the Superior Landlord (including agents professional advisers contractors workmen and others) but in relation to the Landlord always on the terms set out in Clause 4.21 below

2.9 Whenever the consent or approval of the Landlord is required or requested in relation to this Lease such provisions shall be construed as also requiring the consent or approval of the Superior Landlord where the same shall be required except that nothing in this Lease shall be construed as implying that any obligation is imposed upon a Superior Landlord not unreasonably to refuse any such consent

3         Demise and Rents

          The Landlord DEMISES the Premises to the Tenant TOGETHER WITH the rights set out in Part I of the First Schedule EXCEPT AND RESERVING as mentioned in Part II of the First Schedule for the Contractual Term subject to and with the benefit of the Encumbrances the Tenant paying by way of rents without any deduction counterclaim or set off:

3.1 the Principal Rent (plus VAT) by equal quarterly payments in advance on the Quarter Days the first payment for the period from and including the Rent Commencement Date to (but excluding) the next Quarter Day to be made on the Rent Commencement Date

3.2 such sums as may from time to time become payable pursuant to the proviso to clause 4.6.4

3.3       within 14 days of demand:

          3.3.1     the sums specified in Clauses 4.2 [interest] and 4.5
                    [utilities]

          3.3.2     the sums specified in Clause 7.2 [insurance]

3.4       VAT in accordance with Clause 4.4

4         Tenant's covenants

          The Tenant covenants with the Landlord throughout the Term or until released pursuant to the 1995 Act as follows:


--------------------------------------------------------------------------------

4.1       Rents

          To pay the rents reserved by this Lease as and when required by Clause
          3

4.2       Interest

          If the Landlord does not receive any sum due to it on the due date to pay on demand interest on such sum at 4 per cent above Base Rate (compounded on the Quarter Days) from the due date until payment (both before and after any judgment) provided this Clause shall not prejudice any other right or remedy for the recovery of such sum

4.3       Outgoings

          To pay all existing and future rates taxes charges assessments and outgoings in respect of the Premises (whether assessed or imposed on the owner or the occupier) except any tax arising on any actual or deemed dealing by the Landlord with its reversion to this Lease or any tax (other than VAT) arising as a result of the receipt by the Landlord of the rents payable by the Tenant under Clause 3 of this Lease

4.4       VAT

          4.4.1 Obligations under this Lease to pay sums or provide consideration to the Landlord shall be treated as exclusive of VAT and the Tenant shall in addition pay any VAT chargeable on the same date

          4.4.2 Obligations under this Lease to reimburse or pay the Landlord's expenditure shall extend to the VAT on that expenditure which the Landlord is not able to recover.

4.5       Utilities

          To pay the suppliers and to indemnify the Landlord against all charges for water electricity and gas and other services used on or in relation to the Premises and in case the water electricity gas or other services shall be metered or charged jointly in respect of the Premises and other premises to pay to the Landlord on demand a fair proportion thereof.

4.6       Repair and Management

          4.6.1 To keep and maintain the Premises (and all Conduits exclusively serving the Premises) in good and substantial repair and condition (damage by the Insured Risks excepted save to the extent that insurance moneys are irrecoverable as a result of the act or default of the Tenant)


--------------------------------------------------------------------------------

          4.6.2 To keep all plant and machinery apparatus and equipment comprised within the Premises properly maintained and in good working order and to enter into maintenance agreements with reputable contractors for the regular servicing of all such plant and machinery apparatus and equipment and to renew all working and other parts as and when necessary or when recommended by such contractors and to ensure by directions to the Tenant's staff and otherwise that such plant and machinery apparatus and equipment are properly operated

          4.6.3 Not to do or omit to be done or suffer the same to be done or omitted anything at or on the Premises which in any way has or could have a material adverse affect on any contractual rights which the Landlord has or may have (and of which the Tenant has been notified) against any third party in respect of the design or construction of the Premises or in respect of the installation of any services plant machinery apparatus and equipment within the Premises

          4.6.4 Without prejudice to the generality of the other sub-clauses in this Clause 4.6 at all times

                    (i) to ensure that the Premises are managed and serviced to the standard of and appropriate for a high class office building in the City of London

                    (ii) to repair maintain light clean supervise and provide such other services for the Restaurant Spaces the Service Bay (including the refuse compactor in it and the disposal of refuse including the collection and compaction thereof) and the Service Ramp and door and the maintenance of receptacles and plant and equipment in connection therewith all in accordance with the principles of good estate management and to pay all taxes charges assessments and other outgoings payable in respect thereof and all charges assessments and outgoings for electricity gas oil and other fuels payable in relation thereto or as the Tenant shall from time to time reasonably consider necessary or as the Landlord shall from time to time reasonably require the Tenant to provide

                    (iii) to ensure that the Common Parts are kept in a clean and tidy condition and that the planters are maintained and kept adequately stocked with suitable plants and flowers


--------------------------------------------------------------------------------

                    (iv) to maintain inspect repair and renew the structural elements shown coloured orange on Plans 2 and 3

                    Provided that in the event that and upon each such occasion the Tenant fails to comply with any of the requirements of this clause 4.6.4 the Landlord shall be entitled but not obliged at the cost in all respects of the Tenant to remedy such failure and to elect to continue to have the conduct of such matters in which event

                    (A) the Tenant shall not have the conduct of such matters unless and until the Landlord notifies the Tenant in writing that the Landlord intends no longer to have such conduct

                    (B) the Tenant shall pay to the Landlord from time to time within 14 days after demand the costs incurred or to be incurred by the Landlord in effecting such matters

                    (C) otherwise the provisions of clause 4.21 shall apply mutatis mutandis

4.7       Decoration

          4.7.1 To clean prepare and paint or treat and generally redecorate all parts of the Premises in every fifth year and in the last year of the Term PROVIDED THAT in respect of those parts of the Premises which by their nature construction or material require no such treatment the Tenant shall do whatever is or may in the reasonable opinion of the Landlord be necessary for the sake of their appearance preservation and cleanliness

          4.7.2     All the work described in Clause 4.7.1 is to be carried out

                    (i) in a good and workmanlike manner to the Landlord's reasonable satisfaction

                    (ii) in the last year of the term internally and on every occasion externally in colours which (if different from the existing colour) are first approved in writing by the Landlord (approval not to be unreasonably withheld or delayed)

4.8       Cleaning

          4.8.1     To keep the Premises clean tidy and free from rubbish

          4.8.2 To clean the inside of windows and any washable surfaces at the Premises as often as reasonably necessary


--------------------------------------------------------------------------------

4.9       Overloading and Obstruction

          Not to overload the Premises or the lifts therein nor any plant and machinery or electrical installation of or serving the Premises nor to cause any interference or obstruction to the Conduits or the Common Parts or other parts of the Estate

4.10      Prohibited Uses

          Not to use the Premises

          4.10.1 for any purpose which is noisy or offensive dangerous or illegal immoral or a nuisance or causes damage or disturbance to the Landlord or other parts of the Estate or which involves any substance which may be harmful polluting or contaminating

          4.10.2    for residential purposes

          4.10.3 for any auction, public or political meeting, public exhibition or show or as a betting office or for gaming or playing amusement machines or as a sex shop (as defined in the Local Government (Miscellaneous Provisions) Act 1982) or for the business of an undertaker or for the business of a staff agency employment agency (or similar agencies) or Government Department at which the general public call without appointment

4.11      Permitted Use

          Not to use the Premises otherwise than for the Permitted Use specified in the Particulars

4.12      Signs etc

          4.12.1 Not to erect any sign notice advertisement which is visible outside the Premises except such external signage the size design appearance materials and manner of affixation of which shall first have been approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) Provided that the Tenant shall be entitled with the prior approval in writing of the Landlord (such approval not to be unreasonably withheld or delayed) to name the office building on the Premises and to erect on the exterior of the office building a company logo or flag which complies with the other requirements of this Lease.

          4.12.2 Not to place any aerial satellite dish or other equipment on the roof of the Premises other than in the area designated for such purpose and then only with the prior consent of the Landlord such consent not to be unreasonably withheld or delayed


--------------------------------------------------------------------------------

4.13      Alterations

          4.13.1    Not to make any alterations or additions which:

                    (i)       affect the exterior of the Premises or

                    (ii) adversely affect the structure (including without limitation alterations or additions to the principal or loadbearing walls floors beams columns roofs or foundations) of the Premises or materially adversely affect the Conduits or the central heating air conditioning sprinkler electrical or other installations or the sanitary or hot and cold water systems at the Premises

                    (iii) relate to the structural elements coloured orange in Plans 2 and 3

          4.13.2 Not without the Landlord's written consent (not to be unreasonably withheld or delayed and which shall be documented in substantially the form of the draft Licence to Alter annexed hereto with such amendments and additional provisions as the Landlord may reasonably require having regard not only to the proposed works but also to the requirements of institutional investors in property similar to the Premises current for the time being in relation to such matters) to make to the Premises any other internal alterations or additions (whether structural or not) PROVIDED THAT the Tenant may without obtaining the consent of the Landlord instal alter and remove demountable partitioning (but for the avoidance of doubt not varying the height or position of raised floors or ceiling grids) and carry out associated minor alterations to mechanical and electrical services in the Premises and minor structural alterations in the nature of boreholes conduit holes and such like provided the same are not in breach of Clause
                    4.13.1 and such number (not exceeding eight) of copies as the Landlord may require of the plans and other information showing the layout of such partitioning and the details of such alterations are deposited with the Landlord or its surveyors not less than one month after commencement of the work

          4.13.3 To maintain at all times a consistent external appearance in the treatment of all windows in the Premises

          4.13.4 Without prejudice to the foregoing not save in accordance with the terms and conditions laid down by the Institution of Electrical Engineers current at the time to make any alteration or addition to the electrical installations in the Premises


--------------------------------------------------------------------------------

4.14      Preservation of Easements

          4.14.1 Not to prejudice the acquisition of any right of light for the benefit of the Premises by obstructing any window or opening or giving any acknowledgement that the right is enjoyed by consent or any other act or default of the Tenant

          4.14.2 To preserve all rights of light and other easements enjoyed by the Premises and not to permit or suffer anyone to acquire any right of light or other easement or right over the Premises

          4.14.3 To give the Landlord immediate notice if any easement enjoyed by the Premises is obstructed or any new easement affecting the Premises is made or attempted

          4.14.4 All costs charges and expenses incurred in securing compliance with the provisions of this Clause 4.14 shall be borne by the Tenant

4.15      Alienation

          4.15.1    Not to:

                    (i) assign or charge part only of the Premises nor to agree to do so

                    (ii) part with the possession of the whole or part of the Premises or agree to do so except by an assignment or underletting permitted by this Clause 4.15

                    (iii) share the possession or occupation of the whole or any part of the Premises except as permitted by this Clause 4.15

                    (iv) assign the whole of the Premises to any Group Company of the Tenant where in the reasonable opinion of the Landlord the financial standing of such Group Company is less than that of the Tenant

          4.15.2    (i)       Not to assign or agree to assign the whole of the
                              Premises unless:

                              (a) the circumstances and conditions set out in sub-clause 4.15.2.(ii) shall have been complied with or satisfied; and

                              (b) the Landlord has granted its consent such consent not to be unreasonably withheld.

                    (ii) The circumstances and conditions referred to in Clause 4.15.2.(i) are:


--------------------------------------------------------------------------------

                              (a) that the intended assignee enters into a direct covenant with the Landlord to pay the rents and perform and observe during the residue of the Term or until released pursuant to the 1995 Act all the covenants and conditions on the Tenant's part contained in this Lease

                              (b) that the Tenant who is to assign this Lease enters into an Authorised Guarantee Agreement with the Landlord guaranteeing the performance of the covenants and conditions contained in this Lease by the intended assignee incorporating the provisions set out in the Third Schedule to the extent permitted by the 1995 Act but in addition containing a provision for the release of the Tenant from its further obligations under the Authorised Guarantee Agreement (following written request by the Tenant) upon the assignee producing properly and externally audited accounts for the last 3

                                        [ILLEGIBLE] preceding accounting periods each of not more than 12 months [ILLEGIBLE] that the net assets of the assignee in the UK or in any country within European Community or in any jurisdiction where reciprocal enforcement [ILLEGIBLE] with England exists as shown in the balance sheet forming part [ILLEGIBLE] said audited accounts for the said last three accounting periods as at [ILLEGIBLE] of each such period were not less than the annual rent reserved by [ILLEGIBLE] 3.1 of this Lease at the rate (disregarding any abatement) payable at the end of the last such accounting period multiplied by a factor of 5 and that the annual profits of the assignee in the UK or in any country within the European Community or in any jurisdiction where reciprocal enforcement of judgement with England exists after tax as shown in the said audited accounts for the said last three accounting periods are each not less than the said annual rent multiplied by a factor of 5 Provided that

                                        (I)       the Tenant shall be released
                                                  immediately from its
                                                  obligations under this Lease
                                                  and/or any such authorised
                                                  guarantee agreement if the
                                                  tests set out above are
                                                  satisfied at the date of the
                                                  proposed assignment the
                                                  Landlord will at the cost of
                                                  the Tenant within 28 days
                                                  after written request
                                                  following satisfaction of the
                                                  above requirements execute a
                                                  deed effective as from the
                                                  date upon which the
                                                  requirements were satisfied in
                                                  such form as the Tenant may
                                                  reasonably require confirming
                                                  the release of the
                                                  liability of the Tenant under
                                                  this Lease and or the
                                                  Authorised Guarantee Agreement
                                                  as the case may be

                                        (II)      any such release shall be
                                                  deferred until any other
                                                  arrears of rents or other
                                                  monies properly due from the
                                                  Tenant have been paid to the
                                                  Landlord

                              (c) that such other persons as the Landlord may reasonably require act as guarantor for the intended assignee such guarantee to be in the form set out in the Third Schedule with such amendments only as the Landlord may reasonably require; and

                              (d) that any intended assignee shall provide such other security as the Landlord reasonably requires (including without limitation a rent deposit incorporating a first legal charge on the deposit monies) for the observance and performance of the Tenant's covenants herein contained on such terms as the Landlord reasonably requires; and

                              (e)       that all arrears of rent and other
                                        monetary payments properly due under the terms of this Lease have been paid prior to completion of the intended assignment;

          4.15.3 Not to underlet or agree to underlet part of the Premises other than a Permitted Part and in this Clause 4.15:-

                    (i)       Permitted Part means

                    (a) a whole floor of the Premises with Security of Tenure or

                    (b) (except for the basement and fifth floors) any part of any floor of the Premises without Security of Tenure provided that there are no more than two occupiers on any one floor of the Premises nor more than ten occupiers in the Premises (in each case including the Tenant but excluding any occupation under clause 4.15.6 of this Lease) at any one time

                    (c) in the case of the basement floor the whole or part so long as it is demised with a Permitted Part on another floor and so that the demise of part only of the basement floor is without Security of Tenure and provided that there are no more than four occupiers of the basement floor (including the Tenant but excluding any occupation under clause 4.15.6 of this Lease)


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                                       13
          in each case (unless the underlease is without Security of Tenure) together with an appropriate proportion of the car parking, disabled, bicycle and motor cycle spaces

                    (ii) Security of Tenure means that the lessees and occupiers of any premises with Security of Tenure enjoy the benefit of Part II of the Landlord and Tenant Act 1954 and without Security of Tenure means that such lessees and occupiers have agreed in any sub-underlease that the provisions of Sections 24-28 of the Landlord and Tenant Act 1954 shall be excluded in relation to the tenancy thereby created pursuant to a valid and effective Order of the Court under the provisions of Section 38(4) of the said Act a copy of which order shall have been produced to the Landlord before the grant of the sub-underlease

          4.15.4 Not to underlet or agree to underlet the whole of the Premises nor a Permitted Part unless:-

                    (i)       the rent payable under the underlease is:

                              (a) not less than the open market rent for the Premises (or in the case of an underletting of a Permitted Part the open market rental value of the Permitted Part) at the date of the grant of the underlease without fine or premium PROVIDED THAT the Tenant shall be permitted to grant to any underlessee a rent-free period or periods or concessionary rent period or other inducement in accordance with normal market practice at the time of the grant of the underlease

                              (b)       payable no more than one quarter in
                                        advance

                              (c) to be subject to upward only reviews at five yearly intervals and (except only in the case of an underlease for a term not exceeding five years without any option or right to renew and granted without Security of Tenure) contemporaneously with reviews under this Lease

                    (ii) the underlease is in a form first approved by the Landlord (whose approval shall not be unreasonably withheld or delayed) and (so far as is consistent with an underlease) substantially the same as this Lease including without prejudice a covenant by the undertenant in the same terms mutatis mutandis as that contained in Clause 4.15.2 of this Lease and the right for the underlessor to determine the term thereby granted on the Determination Date


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                                       14

                    (iii) where an underletting of part of a floor of the Premises the Permitted Part is of a layout and in a location first approved by the Landlord (whose approval shall not be unreasonably withheld or delayed)

                    (iv) if the underlease is for a term not exceeding five years it is without Security of Tenure

                    (v) the undertenant covenants with the Landlord and in the underlease

                              (a) to observe and perform the lessee's covenants in the underlease during the term of the underlease or until released pursuant to the 1995 Act

                              (b) not to assign or charge part only of the underlet premises or agree to do so nor to underlet share or part with possession or occupation of any part of the underlet premises provided that the undertenant may with the consent of the Landlord and the Tenant (which shall in neither case be unreasonably withheld or delayed) further underlet a Permitted Part which is less than the whole of the underlet premises subject to the following conditions:-

                                        (I)       there are no more than two
                                                  occupiers (including the
                                                  undertenant but excluding any
                                                  occupation permitted under
                                                  Clause 4.15.6 of this Lease)
                                                  per floor on each floor of the
                                                  underlet premises nor more
                                                  than ten occupiers in the
                                                  Premises at any one time

                                        (II)      any sub-underlease to contain
                                                  a covenant by the
                                                  sub-undertenant not to
                                                  underlet share or part with
                                                  possession or occupation of
                                                  the whole or any part of the
                                                  sub-underlet premises in any
                                                  manner whatsoever other than
                                                  by way of an assignment of the
                                                  whole of the sub-underlet
                                                  premises with the consent of
                                                  the Tenant and the Landlord
                                                  (not to be unreasonably
                                                  withheld or delayed);

                                        (III)     any sub-underlease of (or
                                                  including) part of a floor of
                                                  the Premises to be without
                                                  Security of Tenure and a
                                                  certified copy of an order of
                                                  the court under the provisions
                                                  of Section 38(4) of the said
                                                  Act shall be produced to the
                                                  Tenant and the Landlord in
                                                  relation to the intended
                                                  sub-underlease


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                                       15

                                        (IV)      any sub-undertenant to
                                                  covenant with the Landlord and
                                                  the Tenant to observe and
                                                  perform (so long as it holds
                                                  the sub-underlease) the
                                                  tenant's covenants in the
                                                  sub-underlease

                              (c) not to assign or agree to assign or underlet the whole of the underlet premises without the Landlord's prior written consent (which shall not be unreasonably withheld or delayed)

          4.15.5 Subject and without prejudice to Clauses 4.15.3 and 4.15.4 not to underlet the whole of the Premises nor a Permitted Part nor vary the terms of any permitted underlease without the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed)

          4.15.6 Notwithstanding the foregoing provisions of this sub-clause the Tenant and any permitted undertenant may without the consent of the Landlord share occupation of the whole or any part of the Premises with any Group Company Associated Company or Affiliate of the Tenant or (as the case may be) such permitted undertenant Provided that:

                    (i) the relationship of landlord and tenant is not created and

                    (ii) the occupation by the Group Company Associated Company or Affiliate ceases forthwith upon its ceasing to be a Group Company Associated Company or Affiliate of the Tenant or such permitted undertenant for the time being and

                    (iii) the Landlord is informed in writing on reasonable request of the name of each occupier and due evidence that it is a Group Company Associated Company or Affiliate

          4.15.7 To take all necessary steps and proceedings to remedy any breach of the covenants of the undertenant under the underlease which affects the covenants by the Tenant hereunder or which otherwise affects the Landlord's interest and not to permit any reduction of the rent payable by any undertenant

          4.15.8 To keep the Landlord informed of all rent review negotiations and not to agree any new or revised rent without having first notified the Landlord in writing at least 7 days earlier and within one month after agreement or determination to notify the Landlord in writing of the rent so agreed or determined


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                                       16

4.16      Registration

          Within 21 days to give to the Landlord's solicitors (or as the Landlord may direct) written notice of any assignment charge underlease or other devolution of the Premises together with a certified copy of the relevant document and a reasonable registration fee of not less than (pound)30

4.17      Statutory Requirements

          To comply promptly with all notices served by any public local or statutory authority and with the requirements of any present or future statute or European Union law regulation or directive (whether imposed on the owner or occupier) which affects the Premises or their use

4.18      Planning

          4.18.1    To comply with the Planning Acts

          4.18.2 Not to apply for or implement any planning permission or enter into a planning obligation under Section 106 of the Town and Country Planning Act 1990 affecting the Premises without first obtaining the Landlord's written consent (such consent not to be unreasonably withheld or delayed)

          4.18.3 Where development permitted by a planning permission has begun the Tenant shall complete all the works permitted and comply with all the conditions imposed by the permission before the determination of the Term including the carrying out of works stipulated to be done whether before or after such determination

          4.18.4 If the Landlord reasonably so requires to produce evidence to the Landlord that the provisions of this Clause 4.18 have been complied with

4.19      Notices

          4.19.1 To supply the Landlord with a copy of any notice order or certificate or proposal for any notice order or certificate affecting or capable of affecting the Premises as soon as it is received by or comes to the notice of the Tenant

          4.19.2 At the request of the Landlord but at the joint cost of the Landlord and the Tenant to make or join the Landlord in making such objections or representations against or in respect of any such notice order or certificate as the Landlord may reasonably require

          4.19.3 To give notice to the Landlord of any defect in the Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Landlord pursuant


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                                       17
                    to the Defective Premises Act 1972 or otherwise and at all times to display and maintain all necessary notices which the Landlord may from time to time require to be displayed at the Premises

4.20      Contaminants and Defects

          4.20.1 To give the Landlord immediate written notice (upon the Tenant becoming aware of the same) of the existence of any contaminant pollutant or harmful substance on or any defect in the Premises

          4.20.2 If so requested by the Landlord to remove from the Premises or remedy to the Landlord's reasonable satisfaction any such contaminant pollutant or harmful substance other than any such used in the proper and ordinary course of the Tenant's business or normal occupation of the Premises for the Permitted Use

4.21      Entry by Landlord

          To permit the Landlord at all reasonable times and on reasonable notice (except in emergency) to enter the Premises in order to

          4.21.1    inspect and record the condition of the Premises

          4.21.2 remedy any breach of the Tenant's obligations under this Lease

          4.21.3 instal repair maintain clean alter replace add to or connect up to any Conduits which serve the Adjoining Property

          4.21.4 repair maintain or alter the Common Parts or the Adjoining Property

          4.21.5    comply with any of its obligations under this Lease

          4.21.6 comply with the obligations on its part contained in the Superior Lease notwithstanding that the obligation to comply with such covenants may be imposed on the Tenant by this Lease

          Provided that the Landlord shall (i) cause as little inconvenience as reasonably practicable in the exercise of such rights and shall as soon as reasonably practicable make good all physical damage to the Premises (and any Tenant's chattels fixtures and fittings) caused by such entry (ii) use all reasonable endeavours to avoid entering the occupied office areas within the Premises during normal business hours unless otherwise agreed by the Tenant (iii) agree in advance with the Tenant the number of representatives of the Landlord and any others who accompany them


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                                       18
          who shall be permitted entry on any occasion (iv) allow the Tenant to escort the Landlord's representatives at all times when they are within the building on the Premises.

4.22      Notices to Remedy

          To make good any failure to comply with Clauses 4.6 [repair] 4.7 [decoration] 4.12 [signs] 4.13 [alterations] 4.14 [preservation of easements] 4.17 [statutory requirements] and 7.2.6 [insurers' requirements] of which the Landlord has given written notice as soon as reasonably practicable and in any event within 2 months after the date of notice but without prejudice to the Landlord's other remedies

4.23      Landlord's costs

          To pay to the Landlord on demand as additional rent and as a debt all costs (which shall be properly incurred and fair and reasonable) as it may incur:

          4.23.1 from any application for consent required by this Lease (including where consent is lawfully refused or the application is withdrawn)

          4.23.2 incidental to or in reasonable contemplation of the preparation and service of a schedule of dilapidations (whether before or within 6 months after expiry of the Term) or a notice or proceedings under Section 146 or Section 147 of the Law of Property Act 1925 (even if forfeiture is avoided other than by relief granted by the Court)

          4.23.3 in connection with the enforcement or remedying of any breach of the covenants in this Lease on the part of the Tenant and any Guarantor

          4.23.4 incidental to or in reasonable contemplation of the preparation and service of any notices under Section 17 of the 1995 Act

4.24      Reletting Notices

          To allow a letting or sale board to be displayed on the Premises in the last six months of the Term unless the Tenant is exercising its rights under the Landlord and Tenant Act 1954 (but not so that it restricts or interferes unreasonably with the light enjoyed by the Premises) and to allow prospective tenants or purchasers to view the Premises at reasonable times on reasonable notice

4.25      Yielding up

          4.25.1    Immediately before the end of the Term:


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                                       19

                    (i) to give up the Premises repaired and decorated and otherwise in accordance with the Tenant's covenants in this Lease

                    (ii) If and to the extent that the Landlord so requires to remove all alterations and additions which have been permitted by the Landlord) and to reinstate the Premises to the Landlord's reasonable satisfaction to the state set out in the Specification Provided That the Tenant shall not be required to reinstate any approved plant or equipment at the Premises which adds to the letting value of the Premises and does not detract from the value of the Landlord's reversionary interest therein.

                    (iii) to remove all signs, tenant's fixtures and fittings and other goods from the Premises and make good any damage caused thereby to the Landlord's reasonable satisfaction

          4.25.2 If the Tenant fails to comply with Clause 4.25.1 to pay to the Landlord on demand as a debt any costs incurred by the Landlord in reinstating the Premises

4.26      Encumbrances

          To perform and observe the Encumbrances so far as they relate to the Premises

4.27      Superior Lease Covenants

          To observe and perform the agreements covenants and stipulations on the part of the tenant contained or referred to in the Superior Lease so far as the same are not expressly assumed by the Landlord in this Lease and not to do omit or suffer anything to be done whereby the Superior Lease may be voided or forfeited and to indemnify and keep the Landlord indemnified against all damages actions proceedings claims and demands in any way relating thereto and not to do omit or suffer anything to be done whereby the Superior Lease may be voided or forfeited

4.28      New Guarantor

          Within five business days of the death during the Term of any Guarantor or of such person committing or permitting an Act of Insolvency to give notice of this to the Landlord and if so required by the Landlord at the expense of the Tenant within thirty business days of such event to procure some other person reasonably acceptable to the Landlord to execute a guarantee in respect of the Tenant's obligations contained in this Lease in the form of the Guarantor's covenants contained in the Third Schedule


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                                       20

4.29      CDM Regulations

          Without prejudice to any requirements hereunder for the Tenant to obtain the Landlord's consent before carrying out any work upon the Premises the Tenant shall in respect of any such work to which the Construction (Design and Management) Regulations 1994 (the CDM Regulations) apply;

          4.29.1 ensure that any person owing duties under the CDM Regulations complies therewith;

          4.29.2 make a declaration to the Health & Safety Executive in accordance with Regulation 4 of the CDM regulations that it (and not the Landlord) is the only "client" in respect of such work;

          4.29.3 upon completion of any such work by the Tenant or any other party supply to the Landlord (without charge and subject to an irrevocable royalty free licence in favour of the Landlord and/or its agents and any other person interested therein to use the same for any purpose connected with the Premises) a copy of the health and safety file relating to such work and any other information relevant to health and safety; and

          4.29.4 as soon as reasonably practicable after it becomes aware of any information relevant to health and safety in relation to the Premises provide such information to the Landlord.

5         Landlord's Covenants

          The Landlord covenants with the Tenant during the period in which the immediate reversion to this Lease is vested in it as follows:

5.1       Quiet Enjoyment

          That subject to the Tenant paying the rents reserved by and complying with the terms of this Lease the Tenant may peaceably enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming under or in trust for it

5.2       Superior Lease

          5.2.1 To pay the rent reserved by the Superior Lease and to perform (insofar as the Tenant is not liable for any such performance under the covenants on its part herein contained) all the tenant's covenants therein contained

          5.2.2 At the reasonable request of the Tenant and at the joint cost of the Landlord and the Tenant to use best endeavours to procure (a) payment of the rent reserved by any lease


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                                       21
                    superior to this Lease (other than the Superior Lease) and
                    (b) the performance of all covenants contained in any such lease or leases (in so far as the Tenant is not liable for any such performance under the covenants on its part herein contained).

          5.2.3 Except in relation to Insurance (as to which Clause 7 applies) upon receiving written notice from and at the expense of the Tenant to take all reasonable steps to enforce the covenants on the part of the Superior Landlord contained in the Superior Lease and any other Lease superior to this Lease

          5.2.4 To take all reasonable steps at the expense of the Tenant to obtain the consent of the Superior Landlord whenever the Tenant makes an application for any consent required hereunder where the consent of both the Landlord and the Superior Landlord is needed by virtue of this Lease and the Superior Lease except where the Landlord proposes lawfully to refuse its consent

5.3       Contribution to Costs

          To pay to the Tenant within fourteen days of demand (and in default to pay interest at 4% over Base Rate from the date of demand until the date of payment) a fair and proper proportion reasonably and properly allocated to the Restaurant of the reasonable costs and expenses properly incurred by the Tenant

          5.3.1 in the repair maintenance lighting cleaning and supervision and the provision of such other services in relation thereto as the Tenant shall from time to time reasonably consider necessary and as shall be in accordance with the principles of good estate management of the Restaurant Spaces the Loading Bay the Service Area including the refuse compactor therein and the Service Ramp and door and the costs of disposing of refuse including the collection and compaction thereof and the maintenance of receptacles and plant and equipment in connection therewith

          5.3.2 in the maintenance of planters in the Common Parts and the plants and flowers therein, and

          5.3.3 the maintenance inspection repair and renewal of the structural elements shown coloured orange on Plans 2 and 3


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                                       22
          plus Value Added Tax and of any existing or future taxes charges assessments and other outgoings payable in respect thereof and of all charges assessments and outgoings for electricity gas oil and other fuels payable in relation thereto

5.4 To indemnify the Tenant in respect of any Liability arising from any injury cased to the structural elements coloured orange on Plans 2 and 3 or [ILLEGIBLE] by the act or default of the tenant or occupier of the Restaurant and those under its or their control excluding (1) damage caused by Insured Risks and (2) any consequential loss

6         The Landlord covenants that during the term hereby granted:

6.1 It shall not allow any use of the Restaurant to commence until the lessee or other operator or occupier from time to time has provided the Tenant with a deed of covenant in favour of the Tenant by which such lessee operator or occupier covenants not to place any tables or chairs in the Common Parts (other than those parts shown coloured yellow on Plan 9) and to use all reasonable endeavours to ensure that patrons of the Restaurant do not consume food or drink in the Common Parts (other than those parts shown coloured yellow on Plan No 9) Provided that following the commencement of the use of the Restaurant in each such case by such lessee operator or occupier the Tenant may itself enforce the provisions of such deed and the Landlord shall have no obligation or liability for its enforcement or if there is any breach; and

6.2 It shall not without the consent of the Tenant (not to be unreasonably withheld or delayed) having regard to the Landlord's obligations to respond promptly to the Restaurant tenant) permit the use of the Restaurant for any use other than as a high class restaurant or winebar without any take-away facility for food or drinks.

7         Insurance

7.1       Landlord's insurance covenants

          The Landlord covenants with the Tenant as follows:

          7.1.1 At the joint cost of the Landlord and the Tenant to enforce the covenants as to insurance of the Premises on the part of the Superior Landlord contained in the Superior Lease and if the Tenant so requires and at the joint cost (without prejudice to the Tenant's covenants under clause 7.2) of the Landlord and the Tenant to use its best endeavours to procure that the Superior Landlord adds any risks specified by the


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                                       23

                    Tenant to the insurance policy including terrorist risk unless insurance against terrorist risks is unavailable

          7.1.2 To insure against loss of the Principal Rent and VAT payable or reasonably estimated by the Landlord to be payable under this Lease arising from damage to the Premises by the Insured Risks for four years or such longer period as the Landlord may reasonably require having regard to the likely period for reinstating the Premises

          7.1.3 At the reasonable request and cost of the Tenant to produce evidence of the terms of the insurance under this Clause 6.1 (or an extract thereof showing that the policy is in force and its terms)

          7.1.4     If

                    (i) the Premises are destroyed or damaged by an Insured Risk or

                    (ii) the whole or substantially the whole of the Premises are destroyed or damaged by an act of terrorism or other risk against which in either case the Landlord has been unable to procure insurance then, subject to obtaining all necessary planning and other consents to reinstate the same (other than tenant's and trade fixtures and fittings) as quickly as reasonably practicable substantially as they were before the destruction or damage in modern form if appropriate but not necessarily identical in layout;

          7.1.5 Reinstatement following damage by an act of terrorism or other risk against which in either case the Landlord has been unable to procure insurance other than in the circumstances whereby clause 7.1.4(ii) applies shall be the responsibility of the Tenant who shall carry out the same as quickly as reasonably practicable to the reasonable satisfaction of the Landlord

7.2       Tenant's insurance covenants

          The Tenant covenants with the Landlord throughout the Term or until released pursuant to the 1995 Act as follows:

          7.2.1 To pay to the Landlord within 14 days of demand sums equal to:


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                                       24

                    (i) a fair proportion (to be reasonably and properly determined by the Landlord's Surveyors) in respect of insurance of the Premises of the amount paid by the Landlord to the Superior Landlord pursuant to Clause 2(4)(a) of the Superior Lease in relation to the Premises and the Restaurant

                    (ii) the cost of any professional valuation of the Premises properly required by the Landlord (but not more than once in any two year period)

          7.2.2 To pay to the Landlord within 14 days of demand the whole of the amount (before deduction of any commission or allowance) which the Landlord spends on insurance pursuant to Clause 7.1.2

          7.2.3 To give the Landlord immediate written notice on becoming aware of any event or circumstances which could reasonably be expected to affect or lead to an insurance claim

          7.2.4 Not to do anything at the Premises which would or might prejudice or invalidate the insurance of the Premises or the Adjoining Property nor (unless the Tenant shall have previously notified the Landlord and agreed to pay the increased premium) cause the insurance premium to be increased

          7.2.5     To pay to the Landlord within 14 days of demand:

                    (i) any increased premium and any Liability incurred by the Landlord as a result of a breach of Clause 7.2.4

                    (ii) any reasonable uninsured excess to which the insurance policy may be subject and which is normal for policies in relation to properties of this type

                    (iii) the whole of any irrecoverable proportion of the insurance moneys except only to the extent that it is irrecoverable because of the act or omission of the Landlord

          7.2.6 To comply with the requirements and reasonable recommendations made by the insurers

          7.2.7 To notify the Landlord of the full reinstatement cost of any fixtures and fittings installed at the Premises at the cost of the Tenant which become Landlord's fixtures and fittings

          7.2.8 To effect adequate insurance cover against damage to or destruction of the Tenant's fixtures and fittings at the Premises (or any part thereof)


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

          7.2.9 Not to effect any insurance of the Premises against an Insured Risk other than as specified in Clause 7.2.8 but if the Tenant effects or has the benefit of any such insurance against the Insured Risks the Tenant shall hold such moneys upon trust for the Landlord and pay the same to the Landlord as soon as practicable

7.3       Suspension of Rent and Determination

          7.3.1 If the Premises are unfit for occupation and use because of damage by an Insured Risk or because of damage or destruction of the whole or substantially the whole of the Premises by an act of terrorism or other risk against which in either case the Landlord has been unable to procure insurance then (save to the extent that, where the damage is due to an Insured Risk, payment of the loss of rent insurance moneys is refused due to the act or default of the Tenant or any undertenant) the Principal Rent (or a fair proportion of it according to the nature and extent of the damage) shall be suspended until the date on which the Premises are again fit for occupation and use.

          7.3.2 If the Premises are not again fit for occupation and use by the date being 4 years after the date of such damage or destruction referred to in clause 7.3.1 either the Landlord or the Tenant may within 3 months thereafter (but not after the Premises are again fit for occupation and use) determine the Term by giving to the other not less than 6 nor more than 7 months notice in writing

          7.3.3 Any dispute relating to this Clause 7.3 shall be referred to Arbitration

7.4       Termination of Superior Lease

          If this Lease shall be subsisting at any time when the Superior Lease has for any reason ceased to exist then with effect from the date of such cesser:-

          7.4.1 subject to the following provisions of this Clause, the covenants and provisions of the Superior Lease incorporated herein by reference shall nevertheless continue in force by reference to the terms of the Superior Lease;

          7.4.2 the Landlord shall observe and perform the covenants relating to insurance on the part of the Superior Landlord contained in the Superior Lease as if they were set out in full herein (mutatis mutandis) as provisions of this Lease, and Clauses 7.1.1 and 7.2.1 shall cease to have effect;


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

          7.4.3 the provisions of clause 7.2.1 shall be varied so as to refer to costs incurred by the Landlord in effecting insurance pursuant to clause 7.4.2 above.

7.5       Destruction by act of Terrorism or other uninsured risk

          If the whole or substantially the whole of the Premises are destroyed or damaged by an act of terrorism or other risk against which in either case the Landlord (despite having used its best endeavours) has been unable to procure insurance then the Landlord may by notice in writing to that effect given to the Tenant within six months from the date of such damage or destruction terminate this Lease within immediate effect (without prejudice to any right of either party in respect of any antecedent breach) Provide That if following receipt of such notice from the Landlord the Tenant services a counter-notice upon the Landlord requesting a new tenancy pursuant to the Landlord and Tenant Act 1954 then the rent suspension provisions set out in clause 7.3.1 shall cease to operate from the date of service of such counter-notice unless and until such counter-notice and any related applications or proceedings are withdrawn or terminated.

8         Provisos

8.1       Forfeiture

          If any of the following events occurs:

          8.1.1 the Tenant fails to pay any of the rents payable under this Lease within 28 days of the due date (whether or not formally demanded) or

          8.1.2 the Tenant or Guarantor breaches any of its obligations in this Lease or

          8.1.3 execution or distress is levied on the Tenant's goods in the Premises or

          8.1.4 the Tenant or Guarantor being a company incorporated within the United Kingdom

                    (i) has an Administration Order made in respect of it or

                    (ii) passes a resolution or makes an Order for the winding up of the Tenant or the Guarantor otherwise than a member's voluntary winding up of a solvent company for the purpose of amalgamation or reconstruction or

                    (iii) a receiver or administrative receiver or receiver and manager is appointed over the whole or any part of its property assets or undertaking or


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

                    (iv) is struck off the Register of Companies or is dissolved or ceases to exist under the laws of the country or state of its incorporation or

                    (v) is deemed unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or

          8.1.5     proceedings or events analogous to those described in Clause
                    8.1.4 shall be instituted or shall occur where the Tenant or Guarantor is a company incorporated outside the United Kingdom

          8.1.6     the Tenant or Guarantor being an individual

                    (i)       has a bankruptcy order made against him

                    (ii) appears to be unable to pay his debts within the meaning of Section 268 of the Insolvency Act 1986 then the Landlord may re-enter the Premises or any part of the Premises in the name of the whole and forfeit this Lease and the Term created by this Lease shall immediately end but without prejudice to the rights of any party in respect of any breach of the obligations contained in this Lease

8.2       Notices

          8.2.1 Any notice is validly given if it is in writing and either delivered to the recipient by hand or sent by registered or recorded delivery post addressed to the recipient at the address given in this Lease in the case of the Tenant while this Lease is vested in Goldman Sachs International only addressed for the attention of The Facilities Manager or such other address as may have been notified in writing with reference being made in such notification to this clause of this Lease.

          8.2.2 Any notice sent by registered or recorded delivery post shall be treated as having been served on the third working day after the date of posting

8.3       Arbitration

          8.3.1 Where this Lease provides for reference to Arbitration then reference shall be made in accordance with the Arbitration Act 1996 to a single arbitrator being a partner in or a director of a leading London firm or company of Chartered Surveyors who is experienced in the letting and/or rental valuation of office premises in the City of


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                                       28

                    London to be agreed between the Landlord and the Tenant or in the absence of agreement nominated on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors ("the President")

          8.3.2 In the absence of a determination by the arbitrator as to his fees they shall be borne equally by the Landlord and the Tenant

          8.3.3 If the arbitrator is ready to make his award but is unwilling to do so due to either the Landlord's or the Tenant's failure to pay its share of the costs in connection with the award the other party may serve on the defaulting party a notice requiring the that party to pay such costs within 14 days and if the defaulting party fails to comply with such notice the other may pay to the arbitrator the defaulting party's costs and any amount so paid shall be a debt due forthwith from the defaulting party to the other

          8.3.4 If the arbitrator fails to give notice of his determination of if he dies is unwilling to act or becomes incapable of acting or if for any other reason he is unable to act either such party may request the President to discharge the arbitrator and appoint another arbitrator in his place to act in the same capacity which procedure may be repeated as many times as necessary

8.4       No Implied Easements

          This Lease does not include any rights over the Adjoining Property except those mentioned in Part I of the First Schedule and Section 62 of the Law of Property Act 1925 is excluded from this Lease

8.5       No Warranty

          The Landlord does not warrant that the Permitted Use complies with the Planning Acts

8.6       Superior Lease

          If there shall be any conflict between the terms of the Superior Lease and the terms of this Lease then the terms of the Superior Lease shall pro tanto prevail

8.7       Disclaimer

          The Landlord shall not (save in the case of its negligence) be responsible for any loss accident or damage sustained at the Premises


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

8.8       Tenant's Option to Determine

          If (but only if) the Tenant shall

          8.8.1 give to the Landlord not less than 12 months and 3 days nor more than 18 months prior notice in writing that the Tenant desires to determine the Term on the Determination Date (it being hereby agreed that any such notice shall be deemed to be irrevocable whether or not expressed as such) and

          8.8.2 have paid the rent reserved by Clause 3 up to the Determination Date and

          8.8.3     yield up the whole of the Premises in accordance with Clause
                    4.25 and with vacant possession on the Determination Date (Provided that the Landlord may in its absolute discretion waive any of the requirements in this Clause 8.8 but without prejudice to its rights and remedies as a result of the Tenant's failure to fulfil such requirements)

          the Term shall cease and determine on the Determination Date but without prejudice to any party's rights as a result of any antecedent breach

8.9       Jurisdiction and Service

          8.9.1 Each of the parties hereto irrevocably agrees for the benefit of each of the other parties hereto that the place of performance of the obligations under or pursuant to this Lease shall be England and that the Courts of England shall have jurisdiction to hear and determine any suit action or proceedings and to settle any disputes which may arise out of or in connection with this Lease and for such purposes irrevocably submits to the jurisdiction of such Courts

          8.9.2 The submission to the jurisdiction of the Courts referred to in Clause 8.9.1 hereof shall not (and shall not be construed so as to) limit the rights of the Landlord to take proceedings against the Guarantor or the Surety in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not

          8.9.3 The Landlord the Tenant and the Guarantor each hereby irrevocably agrees that


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                                       30

                    (i) any process issued out of the High Court may for the purposes of the Rules of the Supreme Court of England an any notices to be served on it under this Lease may for the purposes of this Lease be served on it in each such case by leaving a copy by ordinary post addressed to it at the address for service in England and Wales hereinbefore specified or at such other address in England and Wales of which the party to be served shall have received a notice which itself complies in all respects with Clause 8.9.3.(ii)

                    (ii) any notice of change of address for service to be given by the Landlord the Tenant and the Guarantor shall

                              (a)       be given in writing

                              (b) specify the date of this Lease and the parties hereto

                              (c)       contain the full address of the Premises

                              (d) specify the last applicable address for service hereunder either as hereinbefore specified or (as the case may be) as last notified pursuant to Clause 8.9.3.(i) and the date of such notification and

                              (e) specify the new address in England and Wales for such service as aforesaid and the date (being not earlier than 14 days after delivery of such notice) from which the same shall apply and any purported notice which fails in any respect to comply with any of the provisions of this Clause 8.9.3(ii) shall not constitute due notice of change of address for service for the purposes of this Clause 8.9.3(ii)

                    (iii) Any such service of process or notice pursuant to Clause 8.9.3.(i) shall be deemed to have been completed two days after posting of such process or notice or upon personal delivery

          8.9.4 The Landlord the Tenant and the Guarantor each hereby irrevocably consents generally in respect of any legal action or proceeding arising out of or in connection with this Lease to the giving of any relief or the issue of any process in connection with such action or proceeding including (without limitation) the making enforcement or execution


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                                       31
                    against any property whatsoever and wheresoever (irrespective of its use or intended use) of any order or judgment which may be given in such suit action or proceeding

          8.9.5 To the extent that the Landlord the Tenant or the Guarantor may in any jurisdiction claim for itself or its assets immunity from suit execution attachment (whether in aid of execution before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to them or its assets such immunity (whether or not claimed) the Landlord the Tenant and the Guarantor each hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction

9         Guarantee

          The Guarantor covenants with the Landlord for the Term in the terms set out in the Third Schedule

          EXECUTED by the parties as a DEED the day and year first before written.

                               The First Schedule

                                     Part I

                       Easements and Other Rights granted

1 Subject to obtaining the consent of the Landlord (such consent not to be unreasonably withheld or delayed) and subject to obtaining all necessary planning and other statutory consents (and complying with any conditions specified in such consents) the right to erect and maintain any number of aerials or satellite dishes on the roof of the Premises. (subject to compliance with any regulations relating thereto laid down from time to time by the Corporation of London)

2 The right to instal plant on the roof of the Premises subject to the same qualifications as in paragraph 1 above

3 The right to enter the Restaurant at reasonable times on reasonable prior notice (except in the case of emergency) to enable the Tenant to carry out its obligations under this Lease in relation to the structural elements coloured orange on Plans 2 and 3

4 The right of protection from the Adjoining Property and the right of support from the Adjoining Property as now enjoyed


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                                       32

                                     Part II

                           Exceptions and Reservations

          There are excepted and reserved to the Landlord and all persons authorised by it:

1 The right to carry out or consent to the carrying out by any person of any erection of a new building or the rebuilding demolition or altering of the Adjoining Property notwithstanding its effect on the light and air enjoyed by the Premises provided that the Tenant's use and enjoyment of the Premises is not materially prejudiced

2         Rights of entry onto the Premises as referred to in Clause 4.21

3 The right of support and protection for the Adjoining Property as now enjoyed

4 The right of way on foot and with vehicles over and along and otherwise to use the Service Ramp and the Service Area for vehicles for the purposes of access to and egress from the Restaurant Spaces and the Loading Bay and for persons for all purposes reasonably connected with the use and occupation of the Restaurant (but not members of the public nor patrons of the Restaurant) subject to such reasonable regulations in relation thereto as the Tenant may from time to time make and notify to the Landlord in relation thereto

5 The use of the Restaurant Spaces subject to such regulations as aforesaid

6 Subject to the Tenant's reasonable security requirements being satisfied, of way on foot and in emergencies only over and along the access way shown coloured brown on Plan No 5 annexed

7 Of free passage and running of water soil gas and electricity and other services through the Conduits which now or may hereafter during the Term pass through along under or over the Premises and which serve the Adjoining Property together with the right on giving reasonable notice (except in emergency) to enter and remain on the Premises to inspect maintain and repair any such Conduits making good all damage caused by such entry

8 The right to load and unload vehicles delivering goods to and from the Restaurant from the Loading Bay subject to such reasonable regulations in relation thereto as the Tenant may make and notify to the Landlord and the lessee of the Restaurant


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                                       33

9 A right from time to time to install new Conduits within the area coloured yellow on Plan 5 subject to the person installing such new Conduits complying with the safety, security and other reasonable requirements of the Tenant

10 The right for the Restaurant to use the refuse compactor (if any) within the Service Bay subject to regulations as aforesaid

11        The right to use the Common Parts subject to regulations as aforesaid

12 A right from time to time to make alterations to the structural elements shown coloured orange on Plans 2 and 3 subject to the Tenant's approval not to be unreasonably withheld or delayed

                                    Part III

                                  Encumbrances

1 Entries 2, 3, 4 8 9 and 10 on the Charges Register of Title Number NGL 604815 as shown on office copies dated 17 February 1998 Licence to place memorial statute dated 24 September 1991 between the Mayor and Commonalty and Citizens of the City of London (1) English Property Corporation plc (2) and the Trustees of the Blitz Memorial Statue (3)

2 Deed of Covenant in respect of underground telegraphs dated 29 April 1969 between the Corporation of London (1) Metropolitan Provincial Properties Limited (2) Ralli Brothers (Bankers) Limited (3) and HM Postmaster General (4)

3 Agreement relating to City Walkway and Lift Works dated 25 September 1995 between the Mayor and Commonalty and Citizens of the City of London (1) English Property Corporation plc (2) MEPC plc (3)

                                     Part IV

                                 Superior Lease

Date   Parties                       Term             Premises

[  ]   The Mayor and Community       150 years from   One Carter Lane and Two
       and Citizens of the City of   [            ]   Old Change Court London
       London (1)                                     EC4 shown edged red on the
       the Landlord (2)                               plan attached to the
                                                      Superior Lease


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

                               The Second Schedule

                                  (Rent Review)

1         In this Schedule:

1.1 Review Date means each of the Rent Review Dates mentioned in the Particulars and Relevant Review Date shall be interpreted accordingly

1.2 Rack Rental Value means the annual rent (exclusive of VAT) at which the Premises might reasonably be expected to be let in the open market at the Relevant Review Date

          ASSUMING

          1.2.1 the letting is on the same terms as those contained in this Lease but subject to the following qualifications:

                    (i) the term shall be one of 10 years commencing on the Relevant Review Date

                    (ii) the amount of the Principal Rent shall be disregarded but it shall be assumed that the principal rent is subject to review on the terms of and at the same intervals as the Principal Rent under this Lease

          1.2.2 the Premises are available to let as a whole with vacant possession by a willing landlord to a willing tenant without premium

          1.2.3 the Premises have been constructed at the Landlord's expense in accordance with the Specification

          1.2.4 all the covenants contained in this Lease have been fully performed and observed

          1.2.5 no work has been carried out to the Premises by the Tenant or any undertenant which has reduced the rental value of the Premises.

          1.2.6 if the whole or any part of the Premises or any access thereto has been destroyed or damaged it has been fully reinstated.

          BUT DISREGARDING

          1.2.7 any goodwill attached to the Premises by reason of any business carried on there

          1.2.8 any effect on rent of the fact that any Tenant and any undertenant is or has been in occupation of the Premises


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                                       35

          1.2.9 any effect on rent of any improvements at the Premises made with the Landlord's consent by the Tenant or any undertenant except improvements carried out pursuant to an obligation to the Landlord or at the expense of the Landlord (and the Landlord and the Tenant hereby agree for the avoidance of doubt that the Category "A" Works shall not be disregarded on any review of the Principal Rent payable hereunder)

          Provided that the Rack Rental Value shall be that which would be payable after the expiry of any rent free period or concessionary rent period for fitting out purposes and after receipt of any contribution to fitting-out works or other inducement relative to fitting out which might be made on a letting of the Premises so that no discount reduction or allowance is made to reflect (or compensate the tenant for the absence of) any such rent free or concessionary rent period or contribution or other inducement in respect of fitting out;

2 The Principal Rent shall be reviewed on each Review Date to the higher of:

2.1 the Principal Rent payable immediately before the Relevant Review Date (disregarding any suspension or abatement of the Principal Rent) and

2.2 the Rack Rental Value on the Relevant Review Date agreed or determined in accordance with this Lease

3         The Rack Rental Value at any Review Date shall be:

3.1       agreed in writing between the Landlord and the Tenant or

3.2 determined by Arbitration on the application of either Landlord or Tenant at any time not earlier than three months before the Relevant Review Date

4         If a Rack Rental Value is not agreed or determined by the Relevant
          Review Date

4.1 the Principal Rent payable immediately before the Relevant Review Date shall continue to be payable until the Rack Rental Value is ascertained

4.2       when the Rack Rental Value is ascertained

          4.2.1     the Tenant shall pay within 14 days of ascertainment:

                    (i) any difference between the Principal Rent payable immediately before the Relevant Review Date and the Principal Rent which would have been payable had the Rack


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                                       36

                              Rental Value been ascertained on the Relevant Review Date ("the Balancing Payment") and

                    (ii) interest on the Balancing Payment at Base Rate from the date or dates when the same would have been payable had the Rack Rental Value been ascertained on the Relevant Review Date

          4.2.2 the Landlord and Tenant shall sign and exchange a memorandum recording the agreed amount of the Principal Rent payable on and from the Relevant Review Date and each party shall bear its own costs in relation to the memorandum

5 If at any Relevant Review Date the operation of the rent review provisions in this Lease or the normal collection and retention by the Landlord of any increase in the rent is prohibited or modified by statute the Landlord may elect at any time that the day next following the date on which any relaxation of such statute takes effect shall be substituted for the Relevant Review Date

6         Time shall not be of the essence for the purposes of this Schedule

                               The Third Schedule

                                   (Guarantee)

1 The Guarantor covenants with the Landlord as principal debtor that throughout the Term or until the Tenant is released from its covenant pursuant to the 1995 Act, the Tenant will pay the rents reserved by and perform its obligations contained in this Lease

2 Without prejudice to paragraph 5 the liability of the Guarantor shall be no greater than it would have been if the Guarantor had been the Tenant (except for additional costs arising from the enforcement of the guarantee) but shall not be affected by:

2.1 Any time given to the Tenant or any failure by the Landlord to enforce compliance with the Tenant's covenants and obligations

2.2 The Landlord's refusal to accept rent at a time when it would or might have been entitled to reenter the Premises

2.3       Any variation of the terms of this Lease


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                                       37

2.4 Any change in the constitution structure or powers of the Guarantor the Tenant or the Landlord or the administration liquidation or bankruptcy of the Tenant or Guarantor

2.5       Any act which is beyond the powers of the Tenant

2.6       The surrender of part of the Premises

2.7       The transfer of the reversion expectant on the Term

2.8 Any other act or thing (other than the default of the Landlord) by which (but for this provision) the Guarantor would have been released

3 Where the Guarantor is more than one person the release of one or more of them shall not release the others

4 The Guarantor shall not be entitled to participate in any rental deposit held by the Landlord in respect of the Tenant's obligations or stand in the Landlord's place in respect of such rental deposit

5 If this Lease is disclaimed or forfeited and if the Landlord within 6 months of receipt of the notice of disclaimer and forfeiture requires in writing the Guarantor will (at the option of the Landlord) either

5.1 enter into a new lease of the Premises at the cost of the Guarantor on the terms of this Lease (but as if this Lease had continued and so that any outstanding matters relating to rent review or otherwise shall be determined as between the Landlord and the Guarantor) for the residue of the Term from and with effect from the date of the disclaimer or forfeiture or

5.2 pay to the Landlord on demand an amount equal to the moneys which would otherwise have been payable under the Lease until the earlier of 6 months after the disclaimer or forfeiture and the date on which the Premises are fully relet

6 The Guarantor may not assign its rights or delegate its obligations under this Guarantee in whole or in part (and any purported assignment or delegation is void) except for an assignment of all the Guarantor's rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organisation in whatever form (the "Successor") that succeeds to all or substantially all of the Guarantor's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such assignment and assumption of obligations the Guarantor shall give written notice thereof to the


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                                       38

          Landlord and subject to the Landlord having received in a form reasonably satisfactory to the Landlord, a deed executed by the Successor (accompanied by a legal opinion in a form reasonably satisfactory to the Landlord addressed to the Landlord from a reputable firm of lawyers in the relevant jurisdiction confirming inter alia enforceability and due execution) whereby the Successor assumes and covenants with the Landlord to perform all outstanding and future obligations of the Guarantor under this Agreement, whether such assumption is by operation of law or by virtue of such deed, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption, but without prejudice to the antecedent breach.


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                                       39

ON COUNTERPART

THE COMMON SEAL of BRITEL FUND          }
TRUSTEES LIMITED was hereunto           }
affixed in the presence of:

                              Authorised Signing Officer
                                                        ------------------------

                              Authorised Signing Officer
                                                        ------------------------

THE COMMON SEAL of GOLDMAN              }
SACHS INTERNATIONAL                     }
was hereunto affixed in the presence of:

                                        Director
                                                        ------------------------

                                        Secretary
                                                        ------------------------

THE GOLDMAN SACHS GROUP
L.P. by The Goldman Sachs                               ------------------------
Corporation

by

Executive Vice President


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

                               [GRAPHIC OMITTED]

                                     [LOGO]

                                   ROLFE JUDD

                        planning architecture interiors

     Old Church Court [ILLEGIBLE] London [ILLEGIBLE] Telephone [ILLEGIBLE]
     ---------------------------------------------------------------------
     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


     ---------------------------------------------------------------------
     Drawing

     SITE PLAN - GROUND FLOOR

     CITY WALKWAY / HIGHWAY DEMISE
     ---------------------------------------------------------------------
     Scale             Date             [ILLEGIBLE]            [ILLEGIBLE]

     1:100             04/01/97         SA
     ---------------------------------------------------------------------
     Drawing No.                                               [ILLEGIBLE]

     2897/GS/19-2005
     ----------------------------------------------------------
     [ILLEGIBLE]

     2897\GS\19-2005 DWG

     (C) Rolfe Judd Group Practice Ltd - Copyright

PLAN NO. 1

                               [GRAPHIC OMITTED]

                                  SECTION X-X

                                     [LOGO]

                                   ROLFE JUDD

                        planning architecture interiors

     Old Church Court [ILLEGIBLE] London [ILLEGIBLE] Telephone [ILLEGIBLE]
     ---------------------------------------------------------------------
     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


     ---------------------------------------------------------------------
     Drawing

     RESTAURANT

     SECTION X-X
     ---------------------------------------------------------------------
     Scale             Date             [ILLEGIBLE]            [ILLEGIBLE]

     1:50              01/02/96         SA
     ---------------------------------------------------------------------
     Drawing No.                                               [ILLEGIBLE]

     2897/TC/03-5010                                           C
     ----------------------------------------------------------
     [ILLEGIBLE]

     2897\TC\03-5010DWG

     (C) Rolfe Judd Group Practice Ltd - Copyright

Plan No. 2
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                        planning architecture interiors

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     ---------------------------------------------------------------------
     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL

     LONDON EC4
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     Drawing

     RESTAURANT

     LOWER GROUND FLOOR PLAN
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     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL

     LONDON EC4
     ---------------------------------------------------------------------
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     GROUND FLOOR PLAN
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     1:50              12/12/95         SA
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     2897/TC/03-5003                                           C
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                        planning architecture interiors

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     ---------------------------------------------------------------------
     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


     ---------------------------------------------------------------------
     Drawing

     BASEMENT PLAN

     ONE CARTER LANE
     ---------------------------------------------------------------------
     Scale             Date             [ILLEGIBLE]            [ILLEGIBLE]

     1:100             29/09/95         SA
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     2897/BS/02-8000                                           F
     ----------------------------------------------------------
     [ILLEGIBLE]

     2897\BS\02-8000DWG

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     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


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     2897/TC/03-5015                                           B
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                        planning architecture interiors

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     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


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                        planning architecture interiors

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     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


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                        planning architecture interiors

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     Client

     MEPC
     ---------------------------------------------------------------------
     Project

     PETERSHILL, LONDON EC4


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     SITE PLAN - GROUND FLOOR

     CITY WALKWAY / HIGHWAY DEMISE
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     2897/GS/19-2005
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     2897\GS\19-2005 DWG

     (C) Rolfe Judd Group Practice Ltd - Copyright

PLAN No. 9

                                   Appendix F

                                   APPENDIX E

                          The Licence for Fit Out Works

DATED                                                                       1998
--------------------------------------------------------------------------------

                          BRITEL FUND TRUSTEES LIMITED

                                      -AND-

                           GOLDMAN SACHS INTERNATIONAL

                                      -AND-

                          THE GOLDMAN SACHS GROUP, L.P.

--------------------------------------------------------------------------------

Agreed Draft 19.3.98

                                     LICENCE

                      FOR WORKS TO 1 CARTER LANE LONDON EC4

--------------------------------------------------------------------------------

                                 MAXWELL BATLEY
                                27 CHANCERY LANE
                                 LONDON WC2A 1PA

                                   REF: 77.503

                          LICENCE FOR FITTING OUT WORKS

DATE                                                                        1998

The Landlord         BRITEL FUND TRUSTEES LIMITED (Company Number 1687513) whose registered office is at Standon House 21 Mansell Street
                     London E1 8AA

The Tenant           GOLDMAN SACHS INTERNATIONAL (Company Number 226395) whose
                     registered office is at Peterborough Court 133 Fleet Street
                     London EC4A 2BB

The Guarantor        GOLDMAN SACHS GROUP, L.P. whose office is at 85 Broad
                     Street New York New York 10004 and whose address for service in the UK is C/o The Facilities Manager Goldman
                     Sachs International Peterborough Court 133 Fleet Street
                     London EC4A 2BB

1.    DEFINITIONS

      (1) In this Deed unless the context otherwise requires the following expressions have the meanings respectively assigned to them:

            "the  Lease"            the lease of the Premises dated [     ] and
                                    made between the Landlord (1) the Tenant (2)
                                    and the Guarantor (3)

            "the Premises"          the premises known as 1 Carter Lane London
                                    EC4 and more particularly described in the Lease

            "the  Approved Plans"   the plans numbered [and the specifications
                                    dated      ] annexed to this Deed as amended
                                    from time to time in accordance with the provisions of this Deed

            "the  Works"            the fitting out works to the Premises all as
                                    specified in those of the Approved Plans as relate thereto and briefly described in the schedule to this Deed

      (2) The provisions of Clause 2 of the Lease shall apply to this Deed mutatis mutandis

      (3) Unless the context otherwise requires all other expressions in this Deed that appear also in the Lease have the meanings given to them by the Lease

2.    PRELIMINARY

      (1)   This Deed is supplemental to the Lease

      (2) The Tenant wishes to carry out the Works and the Landlord has agreed to grant licence for the Works upon the terms set out below

      (3) The Guarantor has agreed to enter into this Deed to confirm its continuing liability

3.    OPERATIVE PROVISIONS

      (1) The Landlord at the request of the Guarantor consents to the carrying out of the Works upon the terms of and subject to compliance in all respects with the provisions of this Deed and of the Lease

      (2)   The Tenant covenants with the Landlord as follows: -

            (a)   Before commencing the Works and at the Tenant's own expense: -

                  (i) when necessary to obtain all necessary permits planning bye-law building regulation and other permissions and consents which are necessary for the Works to be carried out including if appropriate building control and fire officer consents

                  (ii) to produce copies of all such permits permissions and consents obtained for the Works to the Landlord

                  (iii) to give such particulars of the Works to the Landlord as the insurers of the Premises may require

            (b) To pay promptly on demand any additional premiums which properly arise as a result of the Works and which the insurers may require to be paid from time to time

            (c) In the event that the Tenant proceeds with the Works to carry out the Works in their totality and

                  (i) in a sound and workmanlike manner in conformity in all respects with the Approved Plans and with new materials of good quality

                  (ii) so as to comply with all relevant planning permissions and building regulations consents and other consents and requirements and standards of all relevant authorities and bodies and all statutory provisions relative to the carrying out of the Works

                  (iii) without prejudice to the other requirements of this Deed in accordance with the requirements of Clause 4.29 of the Lease

                  (iv) so as to cause as little disturbance and inconvenience as possible and no avoidable nuisance or obstruction to the owners and occupiers or users of the Restaurant

                  (v) to the reasonable satisfaction of the Landlord's surveyors and other appropriate consultants

                  (vi) so as not at any time to damage or render unsafe the Premises or the Restaurant or adversely affect any means of escape

                  (vii) in so doing to treat and maintain materials in
                        accordance with manufacturer's recommendations

                  (viii) Without prejudice to the other requirements of this
                        Deed without using or specifying for use or knowingly permitting to be used in or in relation to the Works any materials which are generally accepted or reasonably suspected as being deleterious at such time which without prejudice to the generality thereof shall include any material which:

                        (aa) poses a threat to the health and safety of any person who may come into contact with the Works (whether during their construction or after their completion) or the Premises or

                        (bb) poses a threat to the physical integrity of the Works or the Premises or any part of either of them or

                        (cc) may have the effect of reducing the normal life expectancy of the Premises or any part of them

                  (ix) so that the Works are completed no later than 31 December 1999

            (e) To obtain promptly from its contractor a certificate under the latest edition of the I.E.E. Regulations that those parts (if any) of the Works comprising electrical works are satisfactory and comply with the appropriate recommended standards and to supply a copy of such certificate to the Landlord promptly upon its receipt

            (f) Subject to the provisions of clause 4.21 of the Lease to permit the Landlord and anyone authorised by it to inspect the Works upon reasonable prior appointment during and for a reasonable time following completion of the Works to examine the carrying out of the Works and materials used or intended to be used

            (g) Fully and effectually to indemnify the Landlord from and against all Liability by reason of or arising in any way out of the carrying out of the Works or the alterations thereby effected or their subsequent use or any failure by the Tenant to observe or perform any of its obligations under this Deed

            (h) To notify the Landlord in writing of the dates of commencement and completion of the Works

      (3) Notwithstanding the covenant as to insurance by the Landlord in the Lease the Works shall be at the sole risk of the Tenant until the Works shall have been practically completed and in the meantime the Tenant shall: -

            (a) insure or procure the insurance of the Works with insurers of repute for their full reinstatement cost (including professional fees) against loss and damage by fire lightning explosion storm tempest flood bursting or overflowing of water tanks apparatus or pipes earthquake aircraft and other aerial devices or articles dropped therefrom riot civil and commotion

            (b) promptly pay all premiums and on demand to produce to the Landlord evidence of the policy or policies of insurance and the receipt for the current premiums

            (c) in the event of damage or destruction forthwith restore and reinstate the Works fully in accordance with the provisions of this Deed and apply all money received by virtue of such insurance in so restoring and reinstating the Works and in case the money shall be insufficient for that purpose the Tenant will make up the deficiency out of the Tenant's own resources and thereafter the provisions of the Lease as to insurance shall apply

      (4)   (a)   The carrying out of the Works is subject to all rights of the owners and occupiers of the Restaurant and the Adjoining
                  Property and where necessary the Tenant shall obtain all necessary consents from such persons

            (b) The proviso for re-entry on breach or non-observance of the Tenant's covenants and obligations in the Lease shall be read and construed henceforth as including a reference to the Tenant's covenants and obligations contained in this Deed

            (c) The covenants in the Lease shall henceforth take effect as if the Works had always formed part of the Premises and had been mentioned in the definition of the Premises demised by the Lease but without prejudice to sub-clause (3) of this clause 3

            (d) The grant of this licence and any approvals or consents pursuant to it by the Landlord or anyone on its behalf do not imply any warranty by or on behalf of the Landlord in respect of the Works or any part of them nor diminish in any way the full liability of the Tenant for all its obligations in this Deed

      (5) For the avoidance of doubt the Guarantor covenants with the Landlord that its guarantee given in the Lease extends to and includes the obligations undertaken by the Tenant in this Deed

      (6) This Deed shall not commence to have effect (save for this sub-clause) until it is dated or if earlier when it is expressly agreed between the parties or on their respective behalfs that it shall have effect

      THIS Deed has been duly executed on the date stated above

                                  THE SCHEDULE
                        (brief description of the Works)

                         [

                                                       ]

Executed as a deed under the Common Seal          )
of BRITEL FUND TRUSTEES LIMITED                   )
in the presence of: -                             )

                           Authorised Signing Officer

                           Authorised Signing Officer

Executed as a deed under the Common Seal          )
of GOLDMAN SACHS INTERNATIONAL                    )
in the presence of: -                             )

                                    Director

                                    Secretary

Executed as a deed by THE GOLDMAN                 )
SACHS GROUP, L.P.                                 )
By The Goldman Sachs Corporation                  )


By
   -----------------------------
   Executive Vice President

                                   Appendix G

                           [LETTERHEAD OF ROLFE JUDD]

IMcl/mct/2897/A1
11 March 1998

By Fax and Post

Mr Bob Wright
MEPC UK Ltd
12 St James's Square
London SW1Y 4LB

Dear Bob

Petershill, London EC4

In accordance with the terms and conditions of our appointment and in particular clause 3.9, we write to confirm our position with regard to the deleterious materials listed under the First Schedule of the document.

We can confirm that no deleterious materials or components as identified in the First Schedule have been specified or knowingly authorised by the Architect with the exception of thermal insulants which have been HCFC blown.

HCFC blown insulation has been knowingly accepted in the project in some situations where a suitably durable alternative could be not be found.

Yours sincerely


/s/ Ian McIntosh

Ian McIntosh
Rolfe Judd Architecture

                                   Appendix H

  Review of Contractors Defects List and Comments Based Upon the Inspection of
                Services at No. 1 Carter Lane, Petershill, London

The information utilised to review the situation regarding the progress of defect rectification was produced by MACE, the Management Company, dated 20th February 1998 and it may well be that as of the publication date of this document, further defects have been dealt with.

According to the weekly progress report from MACE, generally attention to defects has been noted as being progressive.

Those items outstanding at the 20th February 1998 date, relative to the aspects of concerning this document are;

                           1.00      Mechanical Services

                           2.00      Electrical Services

                           3.00      Fire Detection Systems

                           4.00      Lifts

                           5.00      BMS Controls

                           6.00      Thermal Insulation

Non completed defects relative to the above `work packages' were noted as follows:

Mechanical Services - Work Package 6300

Defects No.   Description

3874          Clean Condenser Coils
4632          Cap Drain Cocks (also 6716, 8307, & 4811)
6712          Insulation Cover to Pipework Section
7164          Rewire Boiler Controls
7432          Install Toilet Overflow Tundish
7940          Decision required to fit Grilles to Ducts in Plenums
8287          Commission and Document 4th Floor Suite
8679          Resolve excessive sound levels from 4th Floor Fan Coil Units


Cont/d...

2/...


BMS Controls - Work Package 6700

Defects No.   Description

2008          Install Trunking Bend
2955          Install Earthing Tag to Trunking Joint
6683          Paint Touch-Up
7146          Re-Check Chiller Interface when Works complete
7152          Commission KWH Meter in LV Room
7155          Calibrate Solar Radiation Sensor at 5th Floor
7156          Commission and Demonstrate Modems
7157          Install and Commission Portable Key-Pad
7162          Boiler High Limit Stat Operation to be Resolved

Electrical Installation - Work Package 7000

Defects No.   Description

4679          Cable Tray Transition not acceptable
4606          Cable Tray Bends to be replaced
7345          Conduit bend to be fitted
8303          Conduit Box Lids to be fitted
8452          Complete installation of Car Park Barrier and Commission

Fire Detection & Alarms - Work Package 7050

Defect No.    Description

4986          Fix 2 No. Cables to Soffit
5431          HV Sounder 2nd Floor not level
8232          Install correctly, Detector at 5th Floor
8282          Install Break/Glass Beacon 5th Floor
8293          Fix Detector to Stair Lobby
8319          Firemans Override Switch Labels in Alarm Panel to be corrected
8323          Trunking up to Fire alarm Panel required
8345          Fix Sounders in Entrance Area
8347          Fit Smoke Detector Head Lower Ground Floor

3/.....


Lifts - Work Package 7400

Defect No.    Description

7646          Improve Lift Car Emergency Light Levels - Lift 6
8337          Repair damage to Lift Door - Lift 4
8332          Polish minor scratches to all Doors - All
8334          Polish minor scratches to all Doors - All
8335          Polish minor scratches to all Architrave's - Lift 4
8338          Polish minor scratches to all Architrave's - Lift 5
8339          Polish minor scratches to all Doors - Lift 5
8339          Polish minor scratches to all Doors - Lift 5
8339          Polish minor scratches to all Architrave's - Lift 4
8476          Polish minor scratches to all Doors - Lift 5
8477          Remove dents to doors - Lift 5
8873          Lift Inspection Report action required

The above defects should be monitored for status throughout the defects liability period.

In addition to those items noted under the Management Companies System, the following random instances were noted.

 .01   Both Chillers appeared to be inoperative due to what was understood to be communication problems with the system monitoring.

 .02   Lack of fluid in System 1 AHU filter indicator.

 .03   Open smoke vents at the rear of the Boiler Room AHU to be investigated.

 .04   Water leaks detected from Primary Heating Pump No. 1.

 .06   A quantity of water leakage was noted at the rear of Boiler No. 2.

 .07   Redundant pipe and insulation to be removed from behind the Heating
      Pressurisation Units.

 .08   A water leak was detected from Heating Secondary Pump No. 3.

 .09   Redundant insulation sections to be removed from behind the main plant control panel.

CARTER LANE, LONDON EC4
--------------------------------------------------------------------------------

LISTS OF SNAGGING WORKS AGREED BY MEPC AND JONES LANG
WOOTTON (ON BEHALF OF GOLDMAN SACHS INTERNATIONAL)

                                  17 March 1998

BUILDING FABRIC

In addition to the items outstanding on the main project snagging list dated 25th February 1998, the following items have been identified by Jones Lang Wootton and the actions [ILLEGIBLE] with MEPC are noted.

Rainwater gully covers missing to all flat roof and balcony areas. Gully covers to be installed. Pavings to be completed in these locations.

Hydrotech paint-on waterproofing to roof not completed around south west rainwater gully in fifth floor plant area.

Metal covers to fifth floor plant mounting plinths split. Splits to be repaired.

Fifth floor plant enclosure cradle access doors. Ferrous screws to hinges to be replaced with non-ferrous screws. Locks to be provided to restraint stays. Rolfe Judd are to confirm that they have rechecked and are satisfied that the design of these doors and their fixings take into account the appropriate exposure ratings for this location.

The external glazing, spandrel panels and architectural ironmongery is dirty. Agreed that a full cleaning down of all these surfaces will be carried out as a matter of urgency.

Minor seepage from external planter at first floor level (southern elevation). Mace to investigate and report on cause and proposed remedial works.

Wind noise and noise break in via lightweight covering to roof slopes on fifth and fourth floor levels. Agreed to monitor the situation in use. In particular to recheck to see if problem persists post completion of tenant fitting out works in these areas.

North west staircase. Temporary nosings to the staircase treads to be removed and any necessary making good completed.

South west staircase. Balustrade and tread repairs outstanding on the upper levels. A number of missing internal decor panels to curtain walling. Agreed to instruct trade contractors to complete these outstanding works.

Southern end of fourth floor elevation mid point. Minor water penetration at low level. Agreed to investigate and implement the necessary remedial works.

Southern end of first floor elevation mid point. Minor water penetration at low level. Agreed that this be investigated and monitored to establish necessary [ILLEGIBLE] works.


--------------------------------------------------------------------------------
Jones Lang Wootton                                                             1

[ILLEGIBLE]


--------------------------------------------------------------------------------
                                                                               2

                                                                  [LOGO] m|a|c|e

                     Package De-snag Weekly Progress Report

--------------------------------------------------------------------------------

Report Date: 20.02.98

Issued by: Carlo Tugulu

Distribution: MEPC RJ OAP CFA ARP HERMES APS

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Target
Package No. & Name               Company             Previous Week Total   Current Week Total     Completion Date
---------------------------------------------------------------------------------------------------------------------
2160 Waterproofing               Coverite                     46                  46
---------------------------------------------------------------------------------------------------------------------
2350 Concrete Structure          PC Harrington                10                  10
---------------------------------------------------------------------------------------------------------------------
2800 Structural Steelwork        SG Industrial                 1                   1
---------------------------------------------------------------------------------------------------------------------
2850 Restaurant Cladding         EAG                          24                  18
---------------------------------------------------------------------------------------------------------------------
3211 Cladding Installation       Thames Contract             218                 217
---------------------------------------------------------------------------------------------------------------------
3220 Entrance Glazing            T & WIDE                      4                   4
---------------------------------------------------------------------------------------------------------------------
3600 Roof Finishes               Coverite                     10                  10
---------------------------------------------------------------------------------------------------------------------
3700 Masonry                     Irvine Whitlock              27                  25
---------------------------------------------------------------------------------------------------------------------
3800 Drylining                   BR Hodgson                  240                  90
---------------------------------------------------------------------------------------------------------------------
4200 Toilet Fit-out              HL Smith                    173                 173
---------------------------------------------------------------------------------------------------------------------
4500 Arch. Metalwork             Glazzards                    61                  24
---------------------------------------------------------------------------------------------------------------------
4575 Metal Doors                 Hendn. Bostwick               9                   9
---------------------------------------------------------------------------------------------------------------------
4750 Entrance Fit-out            A Davies                      6                   6
---------------------------------------------------------------------------------------------------------------------
4755 Marketing Suite Fitout      HL Smith                    127                 127
---------------------------------------------------------------------------------------------------------------------
5500 Facade Maintenance          Facade Hoists                 2                   2
---------------------------------------------------------------------------------------------------------------------
6300 Mechanical Service          And. Weatherfoil             20                  12
---------------------------------------------------------------------------------------------------------------------
6700 BMS Controls                Sync. Systems                76                   9
---------------------------------------------------------------------------------------------------------------------
6900 Thermal Insulation          Abbey Thermal                 3                   3
---------------------------------------------------------------------------------------------------------------------
7000 Electrical Services         NG Bailey                    28                  14
---------------------------------------------------------------------------------------------------------------------
7050 Fire Detection Alarms       Cerberus                     11                   9
---------------------------------------------------------------------------------------------------------------------
7400 Lifts                       Otis                         16                  12
---------------------------------------------------------------------------------------------------------------------
8100 Hard Landscaping            McNicholas                   46                  39
---------------------------------------------------------------------------------------------------------------------
TOTAL                            3500                       1158                 860
---------------------------------------------------------------------------------------------------------------------

                                                       Mace Limited
                                                       Petershill Site Office
                                                       1, Carter Lane
                                                       Off Knightrider Court
                                                       London EC4V 5ER

                                                       Tel 0171 236 3711
                                                       [ILLEGIBLE]

                                                                  [LOGO] m|a|c|e

                        Packaging Snagging Status Report

--------------------------------------------------------------------------------

Report Date: 25.02.98

Issued by: Carlo Tugulu

Distribution:  MEPC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Package No. & Name               Company                         Current
                                                               Week Total
--------------------------------------------------------------------------------
2160 Waterproofing               Coverite                            41
--------------------------------------------------------------------------------
2350 Concrete Structure          PC Harrington                       10
--------------------------------------------------------------------------------
2850 Restaurant Cladding         EAG                                 17
--------------------------------------------------------------------------------
3211 Cladding Installation       Thames Contract                    205
--------------------------------------------------------------------------------
3220 Entrance Glazing            T & WIDE                             4
--------------------------------------------------------------------------------
3600 Roof Finishes               Coverite                            10
--------------------------------------------------------------------------------
3700 Masonry                     Irvine Whitlock                     24
--------------------------------------------------------------------------------
3800 Drylining                   BR Hodgson                          61
--------------------------------------------------------------------------------
4200 Toilet Fit-out              HL Smith                           156
--------------------------------------------------------------------------------
4500 Arch. Metalwork             Glazzards                           20
--------------------------------------------------------------------------------
4575 Metal Doors                 Hendn. Bostwick                      9
--------------------------------------------------------------------------------
4750 Entrance Fit-out            A Davies                             2
--------------------------------------------------------------------------------
4755 Marketing Suite Fitout      HL Smith                           123
--------------------------------------------------------------------------------
5500 Facade Maintenance          Facade Hoists                        2
--------------------------------------------------------------------------------
6300 Mechanical Service          And. Weatherfoil                    12
--------------------------------------------------------------------------------
6700 BMS Controls                Sync. Systems                        9
--------------------------------------------------------------------------------
6900 Thermal Insulation          Abbey Thermal                        3
--------------------------------------------------------------------------------
7000 Electrical Services         NG Bailey                           14
--------------------------------------------------------------------------------
7050 Fire Detection Alarms       Cerberus                             9
--------------------------------------------------------------------------------
7400 Lifts                       Otis                                12
--------------------------------------------------------------------------------
8100 Hard Landscaping            McNicholas                          25
--------------------------------------------------------------------------------
TOTAL                                                               768
--------------------------------------------------------------------------------

                                                       Mace Limited
                                                       Petershill Site Office
                                                       1, Carter Lane
                                                       Off Knightrider Court
                                                       London EC4V 5ER

                                                       Tel 0171 236 3711
                                                       [ILLEGIBLE]

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 2160 - 2160                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 2160               Waterproofing                                                                            Coverite Limited
------------------------------------------------------------------------------------------------------------------------------------
6648        Terraces       5th Floor    General          OW      Complete anodised cover flashing to parapet brickwork elevations
------------------------------------------------------------------------------------------------------------------------------------
6649        Terraces       4th Floor    General          OW      Complete anodised cover flashing to parapet brickwork elevations
------------------------------------------------------------------------------------------------------------------------------------
6836        Restaurant     Ground       Balcony          OW      Re-do paving to balcony where incorrect level
------------------------------------------------------------------------------------------------------------------------------------
7319        Plenums        Basement     B B/8-9          OW      Mastic to be completed to termination of hydrotech?
------------------------------------------------------------------------------------------------------------------------------------
7324        Plenums        Basement     9/E-D            DW      Mastic joint to top of hydrotech
------------------------------------------------------------------------------------------------------------------------------------
7327        Plenums        Basement     9/E-D            DW      West column - termination bar has come away from column - gap behind hydrotech?
------------------------------------------------------------------------------------------------------------------------------------
7334        Plenums        Basement     F/7-6            DW      Adjacent to south door - 2 Nr. paving slabs to be replaced -
                                                                 terram sheet to be checked and replaced if required
------------------------------------------------------------------------------------------------------------------------------------
7339        Plenums        Basement     F/7-6            DW      Termination angle and mastic to be completed to top of hydrotech
------------------------------------------------------------------------------------------------------------------------------------
7348        Plenums        Basement     7/B-C            DW      Terram sheet to be placed, paving slabs and shingle completed
------------------------------------------------------------------------------------------------------------------------------------
7349        Plenums        Basement     C/3-7            DW      North door adjacent to door - termination bar missing
------------------------------------------------------------------------------------------------------------------------------------
7351        Plenums        Basement     C/3-7            DW      Termination bar come away from wall adjacent to steps
------------------------------------------------------------------------------------------------------------------------------------
7354        Plenums        Basement     C/3-7            DW      Paving to be completed adjacent to LEB room (inclusive of terram and shingle)
------------------------------------------------------------------------------------------------------------------------------------
7355        Plenums        Basement     A/1-2            DW      Termination bar damaged generally
------------------------------------------------------------------------------------------------------------------------------------
7356        Plenums        Basement     A/1-2            DW      Termination bar missing south end of plenum
------------------------------------------------------------------------------------------------------------------------------------
7357        Plenums        Basement     A/1-2            DW      Vertical mastic joint missed to centre column - full height
------------------------------------------------------------------------------------------------------------------------------------
7363        Plenums        Basement     1/A-H            DW      Step adjacent to post room door - paving slab to be cut to appropriate size - currently overhanging step
------------------------------------------------------------------------------------------------------------------------------------
7364        Plenums        Basement     1/A-H            DW      Paving slab missing (plantroom 1) section (2 bays) paving slab laid and shingle reinstated
------------------------------------------------------------------------------------------------------------------------------------
7365        Plenums        Basement     1/A-H            DW      Paving slab missing to section (adjacent to lift motor room) -
                                                                 paving slab laid and shingle reinstated
------------------------------------------------------------------------------------------------------------------------------------
7366        Terraces       5th Floor    General          DW      Ballast to be cleared of debris
------------------------------------------------------------------------------------------------------------------------------------
7367        Terraces       5th Floor    General          DW      Terram to vertical hydrotech on parapet and cladding missing
------------------------------------------------------------------------------------------------------------------------------------
7374        Terraces       5th Floor    Elevation 1      DW      Pavings rocking/not level
------------------------------------------------------------------------------------------------------------------------------------
7375        Terraces       5th Floor    Elevation 1      OW      Slotted pavings to RWP gully to lay
------------------------------------------------------------------------------------------------------------------------------------
7388        Terraces       5th Floor    Elevation 12     DW      Paving not level/lipping (exit from elevation 12)
------------------------------------------------------------------------------------------------------------------------------------
7389        Terraces       5th Floor    Elevation 12     DW      Clean pavings where stained
------------------------------------------------------------------------------------------------------------------------------------
7397        Terraces       5th Floor    Elevation 2      OW      RWP outlet to have slotted paving slab
------------------------------------------------------------------------------------------------------------------------------------
7407        Terraces       5th Floor    Elevation 3      DW      Replace damaged paving stones (3 Nr.)
------------------------------------------------------------------------------------------------------------------------------------
7424        Terraces       5th Floor    Elevation 11     DW      Paving layout not lined through
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 2160               Waterproofing                                                                            Coverite Limited
------------------------------------------------------------------------------------------------------------------------------------
6648           Mace Limited - CT                     24/11/97     01/12/97           o                                6648
------------------------------------------------------------------------------------------------------------------------------------
6649           Mace Limited - CT                     24/11/97     01/12/97           o                                6649
------------------------------------------------------------------------------------------------------------------------------------
6836           Mace Limited - CT                     26/11/97     03/12/97           o                                6836
------------------------------------------------------------------------------------------------------------------------------------
7319           Mace Limited - MPH                    03/12/97     10/12/97           o                                7319
------------------------------------------------------------------------------------------------------------------------------------
7324           Mace Limited - MPH                    03/12/97     10/12/97           o                                7324
------------------------------------------------------------------------------------------------------------------------------------
7327           Mace Limited - MPH                    03/12/97     10/12/97           o                                7327
------------------------------------------------------------------------------------------------------------------------------------
7334           Mace Limited - MPH                    03/12/97     10/12/97           o                                7334
------------------------------------------------------------------------------------------------------------------------------------
7339           Mace Limited - MPH                    03/12/97     10/12/97           o                                7339
------------------------------------------------------------------------------------------------------------------------------------
7348           Mace Limited - MPH                    03/12/97     10/12/97           o                                7348
------------------------------------------------------------------------------------------------------------------------------------
7349           Mace Limited - MPH                    03/12/97     10/12/97           o                                7349
------------------------------------------------------------------------------------------------------------------------------------
7351           Mace Limited - MPH                    03/12/97     10/12/97           o                                7351
------------------------------------------------------------------------------------------------------------------------------------
7354           Mace Limited - MPH                    03/12/97     10/12/97           o                                7354
------------------------------------------------------------------------------------------------------------------------------------
7355           Mace Limited - MPH                    03/12/97     10/12/97           o                                7355
------------------------------------------------------------------------------------------------------------------------------------
7356           Mace Limited - MPH                    03/12/97     10/12/97           o                                7356
------------------------------------------------------------------------------------------------------------------------------------
7357           Mace Limited - MPH                    03/12/97     10/12/97           o                                7357
------------------------------------------------------------------------------------------------------------------------------------
7363           Mace Limited - MPH                    03/12/97     10/12/97           o                                7363
------------------------------------------------------------------------------------------------------------------------------------
7364           Mace Limited - MPH                    03/12/97     10/12/97           o                                7364
------------------------------------------------------------------------------------------------------------------------------------
7365           Mace Limited - MPH                    03/12/97     10/12/97           o                                7365
------------------------------------------------------------------------------------------------------------------------------------
7366           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7366
------------------------------------------------------------------------------------------------------------------------------------
7367           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7367
------------------------------------------------------------------------------------------------------------------------------------
7374           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7374
------------------------------------------------------------------------------------------------------------------------------------
7375           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7375
------------------------------------------------------------------------------------------------------------------------------------
7375           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7375
------------------------------------------------------------------------------------------------------------------------------------
7388           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7388
------------------------------------------------------------------------------------------------------------------------------------
7389           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7389
------------------------------------------------------------------------------------------------------------------------------------
7397           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7397
------------------------------------------------------------------------------------------------------------------------------------
7407           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7407
------------------------------------------------------------------------------------------------------------------------------------
7424           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7424
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 2160 - 2160                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 2160               Waterproofing                                                                            Coverite Limited
------------------------------------------------------------------------------------------------------------------------------------
7431        Terraces       4th Floor    General          DW      paving layouts to be corrected
------------------------------------------------------------------------------------------------------------------------------------
7432        Terraces       4th Floor    General          DW      Slotted paving stone required to gully points
------------------------------------------------------------------------------------------------------------------------------------
7433        Terraces       4th Floor    General          DW      Clean out ballast of all debris
------------------------------------------------------------------------------------------------------------------------------------
7436        Terraces       4th Floor    General          DW      Terram detail incorrect - not up vertical edges
------------------------------------------------------------------------------------------------------------------------------------
7440        Terraces       4th Floor    General          DW      Lipping of paving stones
------------------------------------------------------------------------------------------------------------------------------------
7529        Lift (Rf A)    5th Floor                     DW      Metal flashings over the 4No concrete plinths, under the
                                                                 support brackets for Facade Hoists Ltd Lift.
                                                                 Flashings cut to fit and require re-welding.
------------------------------------------------------------------------------------------------------------------------------------
7928        Plenums        Basement     2-3/A            DW      No termination bar or mastic fitted to top of hydrotech.
------------------------------------------------------------------------------------------------------------------------------------
7939        Plenums        Basement     3/E-H            DW      Both Gulley outlets blocked - full of pebbles etc.
------------------------------------------------------------------------------------------------------------------------------------
7950        Plenums        Basement     2-3/H            DW      Mastic not completed to hydrotech termination bar
------------------------------------------------------------------------------------------------------------------------------------
7952        Plenums        Basement     2-3/H            DW      Terram sheet not fitted to under of paving and shingle.
------------------------------------------------------------------------------------------------------------------------------------
7967        Plenums        Lower Grou   1-2/H            DW      Mastic to termination bar to be completed
------------------------------------------------------------------------------------------------------------------------------------
8768        Internal       4th Floor    General          DW      Hydrotech to be cleaned from steel columns
------------------------------------------------------------------------------------------------------------------------------------
8769        Internal       5th Floor    General          DW      Hydrotech to be cleaned from steel columns
------------------------------------------------------------------------------------------------------------------------------------
8872        Terraces       5th Roof                      DW      Complete flashing detail to base of all steel stanchions Roof
                                                                 Plan area
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 2160               Waterproofing                                                                            Coverite Limited
------------------------------------------------------------------------------------------------------------------------------------
7431           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7431
------------------------------------------------------------------------------------------------------------------------------------
7432           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7432
------------------------------------------------------------------------------------------------------------------------------------
7433           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7433
------------------------------------------------------------------------------------------------------------------------------------
7436           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7436
------------------------------------------------------------------------------------------------------------------------------------
7440           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7440
------------------------------------------------------------------------------------------------------------------------------------
7529           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7529
------------------------------------------------------------------------------------------------------------------------------------
7928           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7928
------------------------------------------------------------------------------------------------------------------------------------
7939           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7939
------------------------------------------------------------------------------------------------------------------------------------
7950           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7950
------------------------------------------------------------------------------------------------------------------------------------
7952           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7952
------------------------------------------------------------------------------------------------------------------------------------
7967           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                7967
------------------------------------------------------------------------------------------------------------------------------------
8768           Mace Limited - MPH                    08/12/97     15/12/97           o                                8768
------------------------------------------------------------------------------------------------------------------------------------
8769           Mace Limited - MPH                    08/12/97     15/12/97           o                                8769
------------------------------------------------------------------------------------------------------------------------------------
8872           Rolfe Judd Architecture Ltd. - CT     09/12/97     16/12/97           o                                8872
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 2160    Waterproofing                         Total number of snags                 41
                           Coverite Limited                      Number of snags uncleared, by Mace    41        by team 41
                                                                 Number of overdue snags               41
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 41
                                                                 Number of snags uncleared, by Mace    41        by team 41
                                                                 Number of overdue snags               41
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IW   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 2350 - 2350                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description   Originator Logged Action Overdue?       Not by PC?
                                                                                before         Cleaned by........       Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 2350               Concrete Structure                                                             P C Harrington Contractors
------------------------------------------------------------------------------------------------------------------------------------
2081        Contractor     basement     6/F              DW      Complete delta drain membrane and concrete topping below the propping for the hoist. Works to be co-ordinated with Canteen opening.
------------------------------------------------------------------------------------------------------------------------------------
2132        All            Basement                      DW      Apply mastic sealant to expansion joints formed in the delta drain topping, joints formed by PCH. To be completed when advised.
------------------------------------------------------------------------------------------------------------------------------------
3186        Plant - 4      Basement                      DW      Gulley cover missing to gulley adj to north wall
------------------------------------------------------------------------------------------------------------------------------------
6789        Loading B      Basement                      DW      Petrol intersepteor cover to be replaced
------------------------------------------------------------------------------------------------------------------------------------
6797        Ramp           Basement                      DW      Concrete snots to be scrabbled from top of ramp
------------------------------------------------------------------------------------------------------------------------------------
7315        Cleaners       Basement                      DW      Flowcrete topping to be made good - foot marks
------------------------------------------------------------------------------------------------------------------------------------
7317        Plenums        Basement     B B/8-9          DW      Gulley cover to be fitted
------------------------------------------------------------------------------------------------------------------------------------
7325        Plenums        Basement     9/E-D            DW      ACO raising piece to west plenum - elevation 9.
------------------------------------------------------------------------------------------------------------------------------------
7335        Plenums        Basement     F/7-6            DW      ACO drain covers to south end to be re-fixed out of line not fixed (loose)
------------------------------------------------------------------------------------------------------------------------------------
7362        Plenums        Basement     1/A-H            DW      Step within plenum adjacent to post room door - Aco drain should have a stop end fitted - currently un-acceptable.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 2350               Concrete Structure                                                             P C Harrington Contractors
------------------------------------------------------------------------------------------------------------------------------------
2081           Mace Limited - RJ                    30/07/97     06/08/97           o                                 2081
------------------------------------------------------------------------------------------------------------------------------------
2132           Mace Limited - RJ                    05/08/97     12/08/97           o                                 2132
------------------------------------------------------------------------------------------------------------------------------------
3186           Mace Limited - MPH                   25/09/97     02/10/97           o                                 3186
------------------------------------------------------------------------------------------------------------------------------------
6789           Mace Limited - MPH                   25/11/97     02/12/97           o                                 6789
------------------------------------------------------------------------------------------------------------------------------------
6797           Mace Limited - MPH                   25/11/97     02/12/97           o                                 6797
------------------------------------------------------------------------------------------------------------------------------------
7315           Mace Limited - MPH                   03/12/97     10/12/97           o                                 7315
------------------------------------------------------------------------------------------------------------------------------------
7317           Mace Limited - MPH                   03/12/97     10/12/97           o                                 7317
------------------------------------------------------------------------------------------------------------------------------------
7325           Mace Limited - MPH                   03/12/97     10/12/97           o                                 7325
------------------------------------------------------------------------------------------------------------------------------------
7335           Mace Limited - MPH                   03/12/97     10/12/97           o                                 7335
------------------------------------------------------------------------------------------------------------------------------------
7362           Mace Limited - MPH                   03/12/97     10/12/97           o                                 7362
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 2350    Concrete Structure                    Total number of snags                 10
                           P C Harrington Contractors            Number of snags uncleared, by Mace    10        by team 10
                                                                 Number of overdue snags               10
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 10
                                                                 Number of snags uncleared, by Mace    10        by team 10
                                                                 Number of overdue snags               10
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 2850 - 2850                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 2850               Restaurant Cladding                                                         English Architectural Glazing
------------------------------------------------------------------------------------------------------------------------------------
3916        Restauran      Ground                        OW      Complete mastic sealant between granite capping and rainscreen
                                                                 (approx. 10% to do)
------------------------------------------------------------------------------------------------------------------------------------
6830        Restauran      Ground       Drum             DW      Screen print to drum glazing to be transluscent not white
------------------------------------------------------------------------------------------------------------------------------------
6832        Restauran      Roof                          DW      Chain links to access panel pegs rusting (throughway behind funnel)
------------------------------------------------------------------------------------------------------------------------------------
6834        Restauran      Ground       Lift Lobby       DW      Glatt panel damaged to top L/H of lift lobby entrance.
------------------------------------------------------------------------------------------------------------------------------------
6835        Restauran      Ground       East             DW      2 No. Glatt panels/rainscreen damaged
------------------------------------------------------------------------------------------------------------------------------------
6838        Restauran      Ground       Balcony          DW      Rat-hole to be weather-sealed at internal splay junction drum glazing reveal/render/granite.
------------------------------------------------------------------------------------------------------------------------------------
6842        Restauran      Drum                          OW      Complete threshold and ironmongery to curved drum door
------------------------------------------------------------------------------------------------------------------------------------
7111        Restauran      Ground       Lift Lobby       DW      Gap in soffit at ext, corner panel not sized correctly.
------------------------------------------------------------------------------------------------------------------------------------
7112        Restauran      Ground       Lift Lobby       DW      Flashing to ext. L/H corner of outer wall not mitred correctly.
------------------------------------------------------------------------------------------------------------------------------------
7113        Restauran      Ground       Lift Lobby       DW      Soffit edge trim not following line of panels
------------------------------------------------------------------------------------------------------------------------------------
7115        Restauran      Ground       Lift Lobby       DW      Cover trim missing rear of soffit panel
------------------------------------------------------------------------------------------------------------------------------------
7116        Restauran      Ground       Lift Lobby       DW      Cover trims not fixed flush at ext. corners
------------------------------------------------------------------------------------------------------------------------------------
7117        Restauran      Ground       Lift Lobby       DW      Folded corners to glatt panels not acceptable - damage and holes.
------------------------------------------------------------------------------------------------------------------------------------
7124        Restauran      Ground                        DW      Soffit panels to fit to cladding over-panels above glass units
                                                                 (2 No.)
------------------------------------------------------------------------------------------------------------------------------------
7462        Restauran      Lower Grou                    OW      Mastic seal to complete to lower canopy joint at render.
------------------------------------------------------------------------------------------------------------------------------------
7466        Restauran      Ground                        DW      Clean thresholds of 2 No. sliding doors
------------------------------------------------------------------------------------------------------------------------------------
7468        Restauran      Ground       Drum             DW      Mastic joint to L/H internal PPC column casing unacceptable
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 2850               Restaurant Cladding                                                         English Architectural Glazing
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3916           Mace Limited - CT                     06/10/97     13/10/97           o                                3916
------------------------------------------------------------------------------------------------------------------------------------
6830           Mace Limited - CT                     26/11/97     03/12/97           o                                6830
------------------------------------------------------------------------------------------------------------------------------------
6832           Mace Limited - CT                     26/11/97     03/12/97           o                                6832
------------------------------------------------------------------------------------------------------------------------------------
6834           Mace Limited - CT                     26/11/97     03/12/97           o                                6834
------------------------------------------------------------------------------------------------------------------------------------
6835           Mace Limited - CT                     26/11/97     03/12/97           o                                6835
------------------------------------------------------------------------------------------------------------------------------------
6838           Mace Limited - CT                     26/11/97     03/12/97           o                                6838
------------------------------------------------------------------------------------------------------------------------------------
6842           Mace Limited - CT                     26/11/97     03/12/97           o                                6842
------------------------------------------------------------------------------------------------------------------------------------
7111           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7111
------------------------------------------------------------------------------------------------------------------------------------
7112           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7112
------------------------------------------------------------------------------------------------------------------------------------
7113           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7113
------------------------------------------------------------------------------------------------------------------------------------
7115           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7115
------------------------------------------------------------------------------------------------------------------------------------
7116           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7116
------------------------------------------------------------------------------------------------------------------------------------
7117           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7117
------------------------------------------------------------------------------------------------------------------------------------
7124           Rolfe Judd Architecture Ltd. - CT     28/11/97     05/12/97           o                                7124
------------------------------------------------------------------------------------------------------------------------------------
7462           Rolfe Judd Architecture Ltd - CG      03/12/97     10/12/97           o                                7462
------------------------------------------------------------------------------------------------------------------------------------
7466           Rolfe Judd Architecture Ltd - CG      03/12/97     10/12/97           o                                7466
------------------------------------------------------------------------------------------------------------------------------------
7468           Rolfe Judd Architecture Ltd - CG      03/12/97     10/12/97           o                                7468
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 2850    Restaurant Cladding                   Total number of snags                 17
                           English Architectural Glazing         Number of snags uncleared, by Mace    17        by team 17
                                                                 Number of overdue snags               17


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 2850 - 2850                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 2850               Restaurant Cladding                                                         English Architectural Glazing
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 17
                                                                 Number of snags uncleared, by Mace    17        by team 17
                                                                 Number of overdue snags               17
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
2049        Elev.1         2nd Floor    Bay 48           DW      Scratches to R/H fin - respray not touch-up.
------------------------------------------------------------------------------------------------------------------------------------
2904        Elev.11        3rd Floor    Bay 36           DW      Review extrusion 14 at upper spandrel level bare aluminium to be re-sprayed
------------------------------------------------------------------------------------------------------------------------------------
3603        Core C         Basement                      OW      External cladding to be completed internally
------------------------------------------------------------------------------------------------------------------------------------
5045        Internal       3rd Floor    Bay 1            DW      Escutcheon cover damaged. Replace - L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
5046        Internal       3rd Floor    Bay 2            DW      Escutcheon cover damaged. Replace - L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
5334        Internal       1st Floor    Bay 41           DW      Vertical scratch to file down and touch in to face of fixed transom R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
5786        Internal       3rd Floor    General          DW      Edges of spandrells to be rounded off
------------------------------------------------------------------------------------------------------------------------------------
5792        Internal       3rd Floor    Bay 1            DW      L/H spandrell rattles - To review
------------------------------------------------------------------------------------------------------------------------------------
5795        Internal       3rd Floor    Bay 3            DW      Top L/H mitre joint to window light (L/H WSF) To be tightened
------------------------------------------------------------------------------------------------------------------------------------
5797        Internal       3rd Floor    Bay 4            DW      Top L/H corner of L/H spandrel Kicking out of frame
------------------------------------------------------------------------------------------------------------------------------------
5805        Internal       3rd Floor    Bay 8            DW      L/H spandrel kicks out at top L/H corner and rattles
------------------------------------------------------------------------------------------------------------------------------------
5807        Internal       3rd Floor    Bay 9            DW      L/H spandrel rippling at L/H edge. Trim behind panel damaged
------------------------------------------------------------------------------------------------------------------------------------
5861        Internal       3rd Floor    Bay 11           DW      L/Hbows out and
------------------------------------------------------------------------------------------------------------------------------------
5868        Internal       3rd Floor    Bay 15           DW      R/H Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5876        Internal       3rd Floor    Bay 23           DW      L/H spandrel panel rattles
------------------------------------------------------------------------------------------------------------------------------------
5877        Internal       3rd Floor    Bay 23           DW      Middle spandrel panel rattles
------------------------------------------------------------------------------------------------------------------------------------
5879        Internal       3rd Floor    Bay 24           DW      R/H Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5880        Internal       3rd Floor    Bay 25           DW      L/H spandrel bows out and rattles
------------------------------------------------------------------------------------------------------------------------------------
5881        Internal       3rd Floor    Bay 25           DW      R/H Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5884        Internal       3rd Floor    Bay 29           DW      L/H spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5887        Internal       3rd Floor    Bay 31           DW      R/H Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5892        Internal       3rd Floor    Bay 34           DW      R/H Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5900        Internal       3rd Floor    Bay 37           DW      R/H spandrel bowing out
------------------------------------------------------------------------------------------------------------------------------------
5903        Internal       3rd Floor    Bay 40           DW      Trim behind spandrel badly dented/damaged L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
5905        Internal       3rd Floor    Bay 42           DW      L/H spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5909        Internal       3rd Floor    Bay 49           DW      2 No L/H and middle right spandrels rattle
------------------------------------------------------------------------------------------------------------------------------------
5915        Internal       3rd Floor    Bay 53           DW      R/H side of trim behind top of spandrel L/H WSF bent
------------------------------------------------------------------------------------------------------------------------------------
5920        Internal       3rd Floor    Bay 55           DW      Both spandrels rattle
------------------------------------------------------------------------------------------------------------------------------------
5921        Internal       3rd Floor    Bay 55           DW      R/H trim back of spandrel to be fixed correctly
------------------------------------------------------------------------------------------------------------------------------------
5936        Internal       3rd Floor    Bay 68           DW      R/H spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5939        Internal       3rd Floor    Bay 70           DW      Both spandrels rattle. R/H panel bowing at top L/H corner
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
2049           Mace Limited - CT                     23/07/97     30/07/97           o                                2049
------------------------------------------------------------------------------------------------------------------------------------
2904           Mace Limited - CT                     18/09/97     25/09/97           o                                2904
------------------------------------------------------------------------------------------------------------------------------------
3603           Mace Limited - MPH                    03/10/97     10/10/97           o                                3603
------------------------------------------------------------------------------------------------------------------------------------
5045           Mace Limited - CT                     30/10/97     06/11/97           o                                5045
------------------------------------------------------------------------------------------------------------------------------------
5046           Mace Limited - CT                     30/10/97     06/11/97           o                                5046
------------------------------------------------------------------------------------------------------------------------------------
5334           Rolfe Judd Architecture Ltd. - CT     03/11/97     10/11/97           o                                5334
------------------------------------------------------------------------------------------------------------------------------------
5786           Rolfe Judd Architecture Ltd. - CT     12/11/97     14/11/97           o                                5786
------------------------------------------------------------------------------------------------------------------------------------
5792           Rolfe Judd Architecture Ltd. - CT     12/11/97     14/11/97           o                                5792
------------------------------------------------------------------------------------------------------------------------------------
5795           Rolfe Judd Architecture Ltd. - CT     12/11/97     14/11/97           o                                5795
------------------------------------------------------------------------------------------------------------------------------------
5797           Rolfe Judd Architecture Ltd. - CT     12/11/97     14/11/97           o                                5797
------------------------------------------------------------------------------------------------------------------------------------
5805           Rolfe Judd Architecture Ltd. - CT     12/11/97     14/11/97           o                                5805
------------------------------------------------------------------------------------------------------------------------------------
5807           Rolfe Judd Architecture Ltd. - CT     12/11/97     14/11/97           o                                5807
------------------------------------------------------------------------------------------------------------------------------------
5861           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5861
------------------------------------------------------------------------------------------------------------------------------------
5868           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5868
------------------------------------------------------------------------------------------------------------------------------------
5876           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5876
------------------------------------------------------------------------------------------------------------------------------------
5877           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5877
------------------------------------------------------------------------------------------------------------------------------------
5879           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5879
------------------------------------------------------------------------------------------------------------------------------------
5880           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5880
------------------------------------------------------------------------------------------------------------------------------------
5881           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5881
------------------------------------------------------------------------------------------------------------------------------------
5884           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5884
------------------------------------------------------------------------------------------------------------------------------------
5887           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5887
------------------------------------------------------------------------------------------------------------------------------------
5892           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5892
------------------------------------------------------------------------------------------------------------------------------------
5900           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5900
------------------------------------------------------------------------------------------------------------------------------------
5903           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5903
------------------------------------------------------------------------------------------------------------------------------------
5905           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5905
------------------------------------------------------------------------------------------------------------------------------------
5909           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5909
------------------------------------------------------------------------------------------------------------------------------------
5915           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5915
------------------------------------------------------------------------------------------------------------------------------------
5920           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5920
------------------------------------------------------------------------------------------------------------------------------------
5921           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5921
------------------------------------------------------------------------------------------------------------------------------------
5936           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5936
------------------------------------------------------------------------------------------------------------------------------------
5939           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                                5939
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone        Floor         Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211              Cladding Installation                                                             Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
5945        Internal      3rd Floor     Bay 73           DW      L/H spandrel bows out top R/H corner
------------------------------------------------------------------------------------------------------------------------------------
5946        Internal      3rd Floor     Bay 74           DW      L/H spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
5951        Internal      3rd Floor     Bay 77           DW      Spandrels to be reviewed - R/H bowing. Middle rattles
------------------------------------------------------------------------------------------------------------------------------------
6469        Internal      Ground        Bay 1            DW      Escutcheon damaged L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
6494        Internal      Ground        Bay 16           DW      Grey plastic escutcheon cover ring damaged R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
6499        Internal      Ground        Elevation 9      DW      Spandrels bow (all bays)
------------------------------------------------------------------------------------------------------------------------------------
6502        Internal      Ground        Elevation 10     DW      All spandrels bow out
------------------------------------------------------------------------------------------------------------------------------------
6504        Internal      Ground        Elevation 10     DW      Touch in ppc at fixed transom where flaking off (all bays)
------------------------------------------------------------------------------------------------------------------------------------
6506        Internal      Ground        Elevation 11     DW      Touch in flaked ppc/scratches to fixed transoms (all bays)
------------------------------------------------------------------------------------------------------------------------------------
6551        Internal      Ground        Bay 61           DW      Large scratch/paint flaking to top edge fixed transom L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
6662        Internal      2nd Floor     Bay 1            DW      Spandrel panel top trim bent
------------------------------------------------------------------------------------------------------------------------------------
6664        Internal      2nd Floor     Bay 2            DW      Spandrel panel top trim bent
------------------------------------------------------------------------------------------------------------------------------------
6668        Internal      2nd Floor     Bay 39           DW      Spandrel bowing top R/H corner
------------------------------------------------------------------------------------------------------------------------------------
6670        Internal      2nd Floor     Bay 60           DW      Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
6671        Internal      2nd Floor     Bay 61           DW      Spandrel rattles
------------------------------------------------------------------------------------------------------------------------------------
6672        Internal      2nd Floor     Bay 73           DW      Top trim behind spandrel not fixed properly
------------------------------------------------------------------------------------------------------------------------------------
6803        Internal      1st Floor     Bay 10           DW      Spandrel panels proud of window sub frame
------------------------------------------------------------------------------------------------------------------------------------
6804        Internal      1st Floor     Bay 56           DW      Spandrel panels proud of window sub frame
------------------------------------------------------------------------------------------------------------------------------------
6811        Internal      1st Floor     Bay 29           DW      Spandrel panels bowing out
------------------------------------------------------------------------------------------------------------------------------------
6812        Internal      1st Floor     Bay 30           DW      Spandrel panels bowing out
------------------------------------------------------------------------------------------------------------------------------------
6996        Internal      Lower Grou    Bay 4            DW      Grey plastic escutcheon damaged R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
7047        Internal      Lower Grou    Elevation 9      DW      Large spandrels bow out
------------------------------------------------------------------------------------------------------------------------------------
7054        Internal      Lower Grou    Elevation 10     DW      All spandrels bow out
------------------------------------------------------------------------------------------------------------------------------------
7255        Internal      Ground        General          DW      Glass to be cleaned
------------------------------------------------------------------------------------------------------------------------------------
7256        Internal      Ground        General          DW      Spandrel panels loose/rattle in some areas, check/rectify
------------------------------------------------------------------------------------------------------------------------------------
7257        Internal      Ground        General          DW      Gap around windows not consistent in some areas, check/rectify
------------------------------------------------------------------------------------------------------------------------------------
7263        Internal      Ground                         DW      Spandrel panel trim missing B46
------------------------------------------------------------------------------------------------------------------------------------
7624        Core A        1st Floor     Core             DW      Cladding closure pieces to be fitted to top of door
------------------------------------------------------------------------------------------------------------------------------------
7737        Core C        Ground        Core             DW      Cill detail to be completed
------------------------------------------------------------------------------------------------------------------------------------
7759        Core C        Lower Grou    Core             DW      SV break glass to be fitted
------------------------------------------------------------------------------------------------------------------------------------
7899        Internal      5th Floor     General          DW      Spandrels rattles/blowing
------------------------------------------------------------------------------------------------------------------------------------
7903        Internal      5th Floor     General          DW      Fill and spray butt joint of trim behind top of spandrel
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...              Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
5945           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                            5945
------------------------------------------------------------------------------------------------------------------------------------
5946           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                            5946
------------------------------------------------------------------------------------------------------------------------------------
5951           Rolfe Judd Architecture Ltd. - CT     13/11/97     19/11/97           o                            5951
------------------------------------------------------------------------------------------------------------------------------------
6469           Mace Limited - CT                     21/11/97     28/11/97           o                            6469
------------------------------------------------------------------------------------------------------------------------------------
6494           Mace Limited - CT                     21/11/97     28/11/97           o                            6494
------------------------------------------------------------------------------------------------------------------------------------
6499           Mace Limited - CT                     21/11/97     28/11/97           o                            6499
------------------------------------------------------------------------------------------------------------------------------------
6502           Mace Limited - CT                     21/11/97     28/11/97           o                            6502
------------------------------------------------------------------------------------------------------------------------------------
6504           Mace Limited - CT                     21/11/97     28/11/97           o                            6504
------------------------------------------------------------------------------------------------------------------------------------
6506           Mace Limited - CT                     21/11/97     28/11/97           o                            6506
------------------------------------------------------------------------------------------------------------------------------------
6551           Mace Limited - CT                     21/11/97     28/11/97           o                            6551
------------------------------------------------------------------------------------------------------------------------------------
6662           Rolfe Judd Architecture Ltd. - GF     24/11/97     01/12/97           o                            6662
------------------------------------------------------------------------------------------------------------------------------------
6664           Rolfe Judd Architecture Ltd. - GF     24/11/97     01/12/97           o                            6664
------------------------------------------------------------------------------------------------------------------------------------
6668           Rolfe Judd Architecture Ltd. - GF     24/11/97     01/12/97           o                            6668
------------------------------------------------------------------------------------------------------------------------------------
6670           Rolfe Judd Architecture Ltd. - GF     24/11/97     01/12/97           o                            6670
------------------------------------------------------------------------------------------------------------------------------------
6671           Rolfe Judd Architecture Ltd. - GF     24/11/97     01/12/97           o                            6671
------------------------------------------------------------------------------------------------------------------------------------
6672           Rolfe Judd Architecture Ltd. - GF     24/11/97     01/12/97           o                            6672
------------------------------------------------------------------------------------------------------------------------------------
6803           Rolfe Judd Architecture Ltd. - GF     25/11/97     02/12/97           o                            6803
------------------------------------------------------------------------------------------------------------------------------------
6804           Rolfe Judd Architecture Ltd. - GF     25/11/97     02/12/97           o                            6804
------------------------------------------------------------------------------------------------------------------------------------
6811           Rolfe Judd Architecture Ltd. - GF     25/11/97     02/12/97           o                            6811
------------------------------------------------------------------------------------------------------------------------------------
6812           Rolfe Judd Architecture Ltd. - GF     25/11/97     02/12/97           o                            6812
------------------------------------------------------------------------------------------------------------------------------------
6996           Rolfe Judd Architecture Ltd. - GF     28/11/97     05/12/97           o                            6996
------------------------------------------------------------------------------------------------------------------------------------
7047           Rolfe Judd Architecture Ltd. - GF     28/11/97     05/12/97           o                            7047
------------------------------------------------------------------------------------------------------------------------------------
7054           Rolfe Judd Architecture Ltd. - GF     28/11/97     05/12/97           o                            7054
------------------------------------------------------------------------------------------------------------------------------------
7255           Rolfe Judd Architecture Ltd. - GF     30/11/97     08/12/97           o                            7255
------------------------------------------------------------------------------------------------------------------------------------
7256           Rolfe Judd Architecture Ltd. - GF     30/11/97     08/12/97           o                            7256
------------------------------------------------------------------------------------------------------------------------------------
7257           Rolfe Judd Architecture Ltd. - GF     30/11/97     08/12/97           o                            7257
------------------------------------------------------------------------------------------------------------------------------------
7263           Rolfe Judd Architecture Ltd. - GF     30/11/97     08/12/97           o                            7263
------------------------------------------------------------------------------------------------------------------------------------
7624           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                            7624
------------------------------------------------------------------------------------------------------------------------------------
7737           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                            7737
------------------------------------------------------------------------------------------------------------------------------------
7759           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                            7759
------------------------------------------------------------------------------------------------------------------------------------
7899           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7899
------------------------------------------------------------------------------------------------------------------------------------
7903           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7903
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
7921        Internal       5th Floor    Bay 1            DW      Joint to internal trim behind spandrel not acceptable
------------------------------------------------------------------------------------------------------------------------------------
7927        Internal       5th Floor    Bay 1            DW      Make good or fill junction of beam fascia will steel column in corner
------------------------------------------------------------------------------------------------------------------------------------
7929        Internal       5th Floor    Bay 2            DW      Bottom of spandrel not fixed behind column
------------------------------------------------------------------------------------------------------------------------------------
7943        Plenums        Basement     3/E-H            DW      Mastic pointing required to window sub-frame (bay 21) within the plenum
------------------------------------------------------------------------------------------------------------------------------------
7958        Internal       5th Floor    Bay 8            DW      Review detail as spandrel behind steel column
------------------------------------------------------------------------------------------------------------------------------------
7960        Internal       5th Floor    Bay 9            DW      Damage to R/H lower corner of window light
------------------------------------------------------------------------------------------------------------------------------------
7969        Internal       5th Floor    Bay 10           DW      Rivets to spandrel edges not acceptable
------------------------------------------------------------------------------------------------------------------------------------
7975        Internal       5th Floor    Bay 11           DW      Internal spandrel detail to complete behind steel column
------------------------------------------------------------------------------------------------------------------------------------
7997        Internal       5th Floor    Bay 26           DW      Bay 49 - damaged escutcheon cover
------------------------------------------------------------------------------------------------------------------------------------
8005        Internal       5th Floor    Bay 33           DW      Escutcheon split
------------------------------------------------------------------------------------------------------------------------------------
8008        Internal       5th Floor    Bay 35           DW      Escutcheon split
------------------------------------------------------------------------------------------------------------------------------------
8009        Core A         Ground       Core             DW      (GL-LGF Flight) - Fire stopping between stair slab and door to be completed
------------------------------------------------------------------------------------------------------------------------------------
8046        Internal       5th Floor    Bay 43           DW      Spandrel panel to be fixed behind column
------------------------------------------------------------------------------------------------------------------------------------
8077        Internal       5th Floor    Bay 48/49        DW      Gap between 2 frames behind column
------------------------------------------------------------------------------------------------------------------------------------
8082        Internal       5th Floor    Bay 49           DW      Glazing unit to replace (window light to remain ?)
------------------------------------------------------------------------------------------------------------------------------------
8088        Internal       5th Floor    Bay 52           DW      Escutcheon damaged
------------------------------------------------------------------------------------------------------------------------------------
8103        Internal       5th Floor    Bay 70           DW      Escutcheon missing
------------------------------------------------------------------------------------------------------------------------------------
8109        Internal       5th Floor    Bay 87           DW      Escutcheon damaged
------------------------------------------------------------------------------------------------------------------------------------
8111        Internal       5th Floor    Bay 88           DW      Escutcheon missing
------------------------------------------------------------------------------------------------------------------------------------
8121        Internal       4th Floor    General          DW      Joint to trim behind spandrels to be filled/sprayed
------------------------------------------------------------------------------------------------------------------------------------
8136        Internal       4th Floor    Bay 71           DW      Trim missing behind top of spandrel
------------------------------------------------------------------------------------------------------------------------------------
8151        Internal       4th Floor    Bay 1            DW      Visible fixings to spandrel shadow gap R/H side
------------------------------------------------------------------------------------------------------------------------------------
8158        Internal       4th Floor    Bay 4            DW      Detail behind column to be completed
------------------------------------------------------------------------------------------------------------------------------------
8180        Internal       4th Floor    Bay 16           DW      Skirting detail behind spandrel/beam
------------------------------------------------------------------------------------------------------------------------------------
8188        Internal       4th Floor    Bay 17           DW      Door - paint repairs to ppc finish to perimeter frame
------------------------------------------------------------------------------------------------------------------------------------
8191        Internal       4th Floor    Bay 18           DW      Detail to complete behind column/spandrel
------------------------------------------------------------------------------------------------------------------------------------
8193        Internal       4th Floor    Bay 20           DW      Detail behind stanchion/spandrel to complete
------------------------------------------------------------------------------------------------------------------------------------
8198        Internal       4th Floor    Bay 27           DW      Split escutcheon cover
------------------------------------------------------------------------------------------------------------------------------------
8205        Internal       4th Floor    Bay 38           DW      Details to spandrel behind stanchion to complete
------------------------------------------------------------------------------------------------------------------------------------
8208        Internal       4th Floor    Bay 40           DW      Detail between spandrel/stanchion
------------------------------------------------------------------------------------------------------------------------------------
8212        Internal       4th Floor    Bay 42           DW      Door - damage to ppc finishes to perimeter of doors
------------------------------------------------------------------------------------------------------------------------------------
8225        Internal       4th Floor    Bay 50           DW      Visible fixing on spandrel runs
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...              Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
7921           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7921
------------------------------------------------------------------------------------------------------------------------------------
7927           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7927
------------------------------------------------------------------------------------------------------------------------------------
7929           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7929
------------------------------------------------------------------------------------------------------------------------------------
7943           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                            7943
------------------------------------------------------------------------------------------------------------------------------------
7958           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7958
------------------------------------------------------------------------------------------------------------------------------------
7960           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7960
------------------------------------------------------------------------------------------------------------------------------------
7969           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7969
------------------------------------------------------------------------------------------------------------------------------------
7975           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7975
------------------------------------------------------------------------------------------------------------------------------------
7997           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            7997
------------------------------------------------------------------------------------------------------------------------------------
8005           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8005
------------------------------------------------------------------------------------------------------------------------------------
8008           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8008
------------------------------------------------------------------------------------------------------------------------------------
8009           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                            8009
------------------------------------------------------------------------------------------------------------------------------------
8046           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8046
------------------------------------------------------------------------------------------------------------------------------------
8077           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8077
------------------------------------------------------------------------------------------------------------------------------------
8082           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8082
------------------------------------------------------------------------------------------------------------------------------------
8088           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8088
------------------------------------------------------------------------------------------------------------------------------------
8103           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8103
------------------------------------------------------------------------------------------------------------------------------------
8109           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8109
------------------------------------------------------------------------------------------------------------------------------------
8111           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8111
------------------------------------------------------------------------------------------------------------------------------------
8121           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8121
------------------------------------------------------------------------------------------------------------------------------------
8136           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8136
------------------------------------------------------------------------------------------------------------------------------------
8151           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8151
------------------------------------------------------------------------------------------------------------------------------------
8158           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8158
------------------------------------------------------------------------------------------------------------------------------------
8180           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8180
------------------------------------------------------------------------------------------------------------------------------------
8188           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8188
------------------------------------------------------------------------------------------------------------------------------------
8191           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8191
------------------------------------------------------------------------------------------------------------------------------------
8193           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8193
------------------------------------------------------------------------------------------------------------------------------------
8198           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8198
------------------------------------------------------------------------------------------------------------------------------------
8205           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8205
------------------------------------------------------------------------------------------------------------------------------------
8208           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8208
------------------------------------------------------------------------------------------------------------------------------------
8212           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8212
------------------------------------------------------------------------------------------------------------------------------------
8225           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8225
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 3                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
8227        Internal       4th Floor    Bay 51           DW      Visible fixing on spandrel runs
------------------------------------------------------------------------------------------------------------------------------------
8359        Terraces       5th Floor    General          DW      Soffits not level elevation 12 and corners. To review
------------------------------------------------------------------------------------------------------------------------------------
8360        Terraces       5th Floor    General          DW      Fixings to corner soffits visible
------------------------------------------------------------------------------------------------------------------------------------
8364        Terraces       5th Floor    General          DW      Detail incorrect to soffit/fascia junction
------------------------------------------------------------------------------------------------------------------------------------
8366        Terraces       5th Floor    Bay 9            DW      Damage to front edge of transom
------------------------------------------------------------------------------------------------------------------------------------
8369        Terraces       5th Floor    Bay 12           DW      Long scratch to inside face of R/H mullion. Respray
------------------------------------------------------------------------------------------------------------------------------------
8371        Terraces       5th Floor    Bay 14           DW      Touch in chips high level R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8372        Terraces       5th Floor    Bay 14           DW      Bad chip/damage to inside R/H mullion, file and respray
------------------------------------------------------------------------------------------------------------------------------------
8373        Terraces       5th Floor    Bay 15           DW      Make good and spray L/H mullion damage
------------------------------------------------------------------------------------------------------------------------------------
8374        Terraces       5th Floor    Bay 15           DW      Touch in chips to fixed transom
------------------------------------------------------------------------------------------------------------------------------------
8377        Terraces       5th Floor    Bay 17           DW      Touch in chip to transom
------------------------------------------------------------------------------------------------------------------------------------
8378        Terraces       5th Floor    Bay 18           DW      File and touch in chip to R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8379        Terraces       5th Floor    Bay 19           DW      Touch in chip to L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8381        Terraces       5th Floor    Bay 21           DW      Touch in edge of fixed transom
------------------------------------------------------------------------------------------------------------------------------------
8382        Terraces       5th Floor    Bay 21/22        DW      Seal required to gap in system behind fin?
------------------------------------------------------------------------------------------------------------------------------------
8383        Terraces       5th Floor    Bay 23           DW      Touch in chips to R/H mullion and L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8385        Terraces       5th Floor    Bay 31           DW      Chips to mullions both sides
------------------------------------------------------------------------------------------------------------------------------------
8386        Terraces       5th Floor    Bay 32/33        DW      Seal gap between panels back of fin
------------------------------------------------------------------------------------------------------------------------------------
8387        Terraces       5th Floor    Bay 33           DW      2 large chips to make good at L/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8389        Terraces       5th Floor    Bay 34           DW      Touch in scratch to inside mullion and L/H side high level
------------------------------------------------------------------------------------------------------------------------------------
8390        Terraces       5th Floor    Bay 35           DW      Chip to make good R/H mullion and L/H side above transom
------------------------------------------------------------------------------------------------------------------------------------
8391        Terraces       5th Floor    Bay 36           DW      Large chip to R/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8392        Terraces       5th Floor    Bay 37           DW      Large chip to make good R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8393        Terraces       5th Floor    Bay 36/37        DW      Seal gap between panels back of fin
------------------------------------------------------------------------------------------------------------------------------------
8395        Terraces       5th Floor    Bay 38           DW      File and touch in chip R/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8401        Terraces       5th Floor    Bay 39           DW      Touch in chip to R/H mullion (head height)
------------------------------------------------------------------------------------------------------------------------------------
8402        Terraces       5th Floor    Bay 42           DW      Touch in 2 Nr. chip to top of spandrel (at fixing block)
------------------------------------------------------------------------------------------------------------------------------------
8407        Terraces       5th Floor    Bay 49           DW      Damage to L/H mullion low level
------------------------------------------------------------------------------------------------------------------------------------
8410        Terraces       5th Floor    Bay 52           DW      Make good damage to fixed transom edge
------------------------------------------------------------------------------------------------------------------------------------
8413        Terraces       5th Floor    Bay 53           DW      Chips to edge of fixed transom
------------------------------------------------------------------------------------------------------------------------------------
8415        Terraces       5th Floor    Bay 56           DW      Touch in chip to transom R/H side
------------------------------------------------------------------------------------------------------------------------------------
8417        Terraces       5th Floor    Bay 61           DW      Minor chips to transom
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...              Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
8227           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8227
------------------------------------------------------------------------------------------------------------------------------------
8359           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8359
------------------------------------------------------------------------------------------------------------------------------------
8360           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8360
------------------------------------------------------------------------------------------------------------------------------------
8364           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8364
------------------------------------------------------------------------------------------------------------------------------------
8366           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8366
------------------------------------------------------------------------------------------------------------------------------------
8369           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8369
------------------------------------------------------------------------------------------------------------------------------------
8371           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8371
------------------------------------------------------------------------------------------------------------------------------------
8372           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8372
------------------------------------------------------------------------------------------------------------------------------------
8373           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8373
------------------------------------------------------------------------------------------------------------------------------------
8374           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8374
------------------------------------------------------------------------------------------------------------------------------------
8377           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8377
------------------------------------------------------------------------------------------------------------------------------------
8378           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8378
------------------------------------------------------------------------------------------------------------------------------------
8379           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8379
------------------------------------------------------------------------------------------------------------------------------------
8381           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8381
------------------------------------------------------------------------------------------------------------------------------------
8382           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8382
------------------------------------------------------------------------------------------------------------------------------------
8383           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8383
------------------------------------------------------------------------------------------------------------------------------------
8385           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8385
------------------------------------------------------------------------------------------------------------------------------------
8386           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8386
------------------------------------------------------------------------------------------------------------------------------------
8387           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8387
------------------------------------------------------------------------------------------------------------------------------------
8389           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8389
------------------------------------------------------------------------------------------------------------------------------------
8390           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8390
------------------------------------------------------------------------------------------------------------------------------------
8391           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8391
------------------------------------------------------------------------------------------------------------------------------------
8392           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8392
------------------------------------------------------------------------------------------------------------------------------------
8393           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8393
------------------------------------------------------------------------------------------------------------------------------------
8395           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8395
------------------------------------------------------------------------------------------------------------------------------------
8401           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8401
------------------------------------------------------------------------------------------------------------------------------------
8402           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8402
------------------------------------------------------------------------------------------------------------------------------------
8407           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8407
------------------------------------------------------------------------------------------------------------------------------------
8410           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8410
------------------------------------------------------------------------------------------------------------------------------------
8413           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8413
------------------------------------------------------------------------------------------------------------------------------------
8415           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8415
------------------------------------------------------------------------------------------------------------------------------------
8417           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8417
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 4                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
8422        Terraces       5th Floor    Bay 64           DW      Make good and spray damage to edge of fixed transom
------------------------------------------------------------------------------------------------------------------------------------
8423        Terraces       5th Floor    Bay 65           DW      Make good chips to edge of transom
------------------------------------------------------------------------------------------------------------------------------------
8424        Terraces       5th Floor    Bay 67           DW      Make good deep scratches (2Nr.) to R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8425        Terraces       5th Floor    Bay 68           DW      Make good touch in chips to edge of transom
------------------------------------------------------------------------------------------------------------------------------------
8426        Terraces       5th Floor    Bay 70           DW      Make good damage to edge of transom
------------------------------------------------------------------------------------------------------------------------------------
8428        Terraces       5th Floor    Bay 71           DW      Make good chip to R/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8433        Terraces       5th Floor    Louvre 5         DW      Make good chip to R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8441        Terraces       5th Floor    Bay 85           DW      Make good chip to centre of transom
------------------------------------------------------------------------------------------------------------------------------------
8443        Terraces       5th Floor    Bay 86           DW      Make good chip to edge of transom
------------------------------------------------------------------------------------------------------------------------------------
8445        Terraces       5th Floor    Bay 92           DW      Shadow box - make good damage to R/H mullion above transom and chip to L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8446        Terraces       5th Floor    Bay 93           DW      Make good 2 Nr. chips to L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8447        Terraces       5th Floor    Bay 94           DW      Make good chip to L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8448        Terraces       5th Floor    Bay 95           DW      Make good damage/chips to L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8487        Terraces       5th Floor    Bay 101          DW      Make good 2 Nr. chips L/H side of transom
------------------------------------------------------------------------------------------------------------------------------------
8488        Terraces       5th Floor    Bay 101          DW      Make good chip in nose of L/H fin at parapet wall
------------------------------------------------------------------------------------------------------------------------------------
8489        Terraces       4th Floor    General          DW      Soffit details at corners to review (fixing of fascia)
------------------------------------------------------------------------------------------------------------------------------------
8490        Terraces       4th Floor    General          DW      Joint size between soffit panels vary, to review
------------------------------------------------------------------------------------------------------------------------------------
8494        Terraces       4th Floor    Bay 2            DW      Make good chips/damage L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8495        Terraces       4th Floor    Bay 3            DW      Make good chips/damage to L/H mullion and transom
------------------------------------------------------------------------------------------------------------------------------------
8497        Terraces       4th Floor    Bay 4            DW      Make good chips/scratch to edge of transom
------------------------------------------------------------------------------------------------------------------------------------
8500        Terraces       4th Floor    Bay 6            DW      Make good numerous chips to L/H and R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8508        Terraces       4th Floor    Bay 20           DW      Make good 2 Nr. chips to transom
------------------------------------------------------------------------------------------------------------------------------------
8509        Terraces       4th Floor    Bay 22           DW      Touch in/spray exposed aluminium to face of transom
------------------------------------------------------------------------------------------------------------------------------------
8510        Terraces       4th Floor    Bay 22           DW      Make good chips/scratches to L/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8512        Terraces       4th Floor    Bay 23           DW      Touch in scratches to R/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8514        Terraces       4th Floor    Bay 31           DW      Make good chip to transom and R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8515        Terraces       4th Floor    Bay 32           DW      Make good chip to transom R/H side
------------------------------------------------------------------------------------------------------------------------------------
8516        Terraces       4th Floor    Bay 33           DW      Make good chip to mullion R/H side of spandrel
------------------------------------------------------------------------------------------------------------------------------------
8517        Terraces       4th Floor    Bay 34           DW      Make good chips to transom and remove glue/mastic
------------------------------------------------------------------------------------------------------------------------------------
8518        Terraces       4th Floor    Bay 35           DW      Make good damage to R/H mullion above transom
------------------------------------------------------------------------------------------------------------------------------------
8519        Terraces       4th Floor    Bay 35           DW      Make good chip to transom R/H side
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...              Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                            Thames Contracts Limited
------------------------------------------------------------------------------------------------------------------------------------
8422           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8422
------------------------------------------------------------------------------------------------------------------------------------
8423           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8423
------------------------------------------------------------------------------------------------------------------------------------
8424           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8424
------------------------------------------------------------------------------------------------------------------------------------
8425           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8425
------------------------------------------------------------------------------------------------------------------------------------
8426           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8426
------------------------------------------------------------------------------------------------------------------------------------
8428           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8428
------------------------------------------------------------------------------------------------------------------------------------
8433           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8433
------------------------------------------------------------------------------------------------------------------------------------
8441           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8441
------------------------------------------------------------------------------------------------------------------------------------
8443           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8443
------------------------------------------------------------------------------------------------------------------------------------
8445           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8445
------------------------------------------------------------------------------------------------------------------------------------
8446           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8446
------------------------------------------------------------------------------------------------------------------------------------
8447           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8447
------------------------------------------------------------------------------------------------------------------------------------
8448           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                            8448
------------------------------------------------------------------------------------------------------------------------------------
8487           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8487
------------------------------------------------------------------------------------------------------------------------------------
8488           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8488
------------------------------------------------------------------------------------------------------------------------------------
8489           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8489
------------------------------------------------------------------------------------------------------------------------------------
8490           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8490
------------------------------------------------------------------------------------------------------------------------------------
8494           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8494
------------------------------------------------------------------------------------------------------------------------------------
8495           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8495
------------------------------------------------------------------------------------------------------------------------------------
8497           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8497
------------------------------------------------------------------------------------------------------------------------------------
8500           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8500
------------------------------------------------------------------------------------------------------------------------------------
8508           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8508
------------------------------------------------------------------------------------------------------------------------------------
8509           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8509
------------------------------------------------------------------------------------------------------------------------------------
8510           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8510
------------------------------------------------------------------------------------------------------------------------------------
8512           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8512
------------------------------------------------------------------------------------------------------------------------------------
8514           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8514
------------------------------------------------------------------------------------------------------------------------------------
8515           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8515
------------------------------------------------------------------------------------------------------------------------------------
8516           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8516
------------------------------------------------------------------------------------------------------------------------------------
8517           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8517
------------------------------------------------------------------------------------------------------------------------------------
8518           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8518
------------------------------------------------------------------------------------------------------------------------------------
8519           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                            8519
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 5                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                             Thames Contacts Limited
------------------------------------------------------------------------------------------------------------------------------------
8520        Terraces       4th Floor    Bay 36           DW      Make good chips to transom
------------------------------------------------------------------------------------------------------------------------------------
8522        Terraces       4th Floor    Bay 38           DW      Make good 2 Nr. chips to transom
------------------------------------------------------------------------------------------------------------------------------------
8524        Terraces       4th Floor    Bay 38/39        DW      Touch in scratches to nose of corner mullion
------------------------------------------------------------------------------------------------------------------------------------
8525        Terraces       4th Floor    Bay 39           DW      Make good chips to transom
------------------------------------------------------------------------------------------------------------------------------------
8527        Terraces       4th Floor    Bay 40           DW      Make good chip to bottom edge of transm at fixing block
------------------------------------------------------------------------------------------------------------------------------------
8528        Terraces       4th Floor    Bay 40           DW      Touch in scratches to L/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8531        Terraces       4th Floor    Bay 41           DW      Make good chips to L/H of transom and R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8535        Terraces       4th Floor    Bay 43           DW      Shadow box elevation 8/9 - make good chips to R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8538        Terraces       4th Floor    Bay 45           DW      Re-spray face of transom and L/H mullion chips
------------------------------------------------------------------------------------------------------------------------------------
8539        Terraces       4th Floor    Bay 46           DW      File down and touch in chips to transom
------------------------------------------------------------------------------------------------------------------------------------
8544        Terraces       4th Floor    Bay 49           DW      Make good chips to L/H and R/H mullion
------------------------------------------------------------------------------------------------------------------------------------
8563        Elev. 1        Ground       Bay 42           DW      Touch in chips (2 Nr.) to R/H mullion of R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8571        Elev. 1        Ground       Bay 43           DW      Make good 2 Nr. chips L/H mullion L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8575        Elev. 1        Ground       Bay 43           DW      Chip to transom R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8577        Elev. 1        Ground       Bay 45           DW      Damage to transom
------------------------------------------------------------------------------------------------------------------------------------
8580        Elev. 1        Ground       Bay 46           DW      Chip to transom L/H WSF and dent to transom R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8585        Elev. 1        Ground       Bay 47           DW      Make good chips to both transoms
------------------------------------------------------------------------------------------------------------------------------------
8590        Elev. 1        Ground       Bay 48           DW      Chips to transom L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8591        Elev. 1        Ground       Bay 48           DW      Damage to side of L/H mullion R/H WSF (between fin)
------------------------------------------------------------------------------------------------------------------------------------
8593        Elev. 1        Ground       Bay 48           DW      Touch in scratches/damage to bottom of fin
------------------------------------------------------------------------------------------------------------------------------------
8598        Elev. 1        Ground       Bay 50           DW      Chip to bottom R/H corner of WSF mullion/transom
------------------------------------------------------------------------------------------------------------------------------------
8602        Elev. 1        Ground       Bay 51           DW      Make good transom L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8609        Elev. 1        Ground       Bay 54           DW      Chips to transom L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8612        Elev. 1        Ground       Bay 55           DW      Damage to transom L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8618        Elev. 1        Ground       Bay 56           DW      Scratches to bottom of corner mullion (between fin)
------------------------------------------------------------------------------------------------------------------------------------
8625        Elev. 2        Ground       Bay 58           DW      Paint remedials to hinges at doors and overpanels
------------------------------------------------------------------------------------------------------------------------------------
8628        Elev. 2        Ground       Bay 58           DW      Minor scratches to door frame
------------------------------------------------------------------------------------------------------------------------------------
8631        Elev. 2        Ground       Bay 59           DW      Chips to top of L/H door, door frame bent (weather seal not working, gap visible)
------------------------------------------------------------------------------------------------------------------------------------
8632        Elev. 2        Ground       Bay 59           DW      Hinges to have paint remedials
------------------------------------------------------------------------------------------------------------------------------------
8635        Elev. 2        Ground       Bay 60           DW      L/H transom to be re-sprayed
------------------------------------------------------------------------------------------------------------------------------------
8650        Elev. 3        Lower Grou   Bay 64           DW      Touch in damage to internal transom R/H corner R/H WSF
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                             Thames Contacts Limited
------------------------------------------------------------------------------------------------------------------------------------
8520           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8520
------------------------------------------------------------------------------------------------------------------------------------
8522           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8522
------------------------------------------------------------------------------------------------------------------------------------
8524           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8524
------------------------------------------------------------------------------------------------------------------------------------
8525           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8525
------------------------------------------------------------------------------------------------------------------------------------
8527           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8527
------------------------------------------------------------------------------------------------------------------------------------
8528           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8528
------------------------------------------------------------------------------------------------------------------------------------
8531           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8531
------------------------------------------------------------------------------------------------------------------------------------
8535           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8535
------------------------------------------------------------------------------------------------------------------------------------
8538           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8538
------------------------------------------------------------------------------------------------------------------------------------
8539           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8539
------------------------------------------------------------------------------------------------------------------------------------
8544           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8544
------------------------------------------------------------------------------------------------------------------------------------
8563           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8563
------------------------------------------------------------------------------------------------------------------------------------
8571           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8571
------------------------------------------------------------------------------------------------------------------------------------
8575           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8575
------------------------------------------------------------------------------------------------------------------------------------
8577           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8577
------------------------------------------------------------------------------------------------------------------------------------
8580           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8580
------------------------------------------------------------------------------------------------------------------------------------
8585           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8585
------------------------------------------------------------------------------------------------------------------------------------
8590           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8590
------------------------------------------------------------------------------------------------------------------------------------
8591           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8591
------------------------------------------------------------------------------------------------------------------------------------
8593           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8593
------------------------------------------------------------------------------------------------------------------------------------
8598           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8598
------------------------------------------------------------------------------------------------------------------------------------
8602           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8602
------------------------------------------------------------------------------------------------------------------------------------
8609           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8609
------------------------------------------------------------------------------------------------------------------------------------
8612           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8612
------------------------------------------------------------------------------------------------------------------------------------
8618           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8618
------------------------------------------------------------------------------------------------------------------------------------
8625           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8625
------------------------------------------------------------------------------------------------------------------------------------
8628           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8628
------------------------------------------------------------------------------------------------------------------------------------
8631           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8631
------------------------------------------------------------------------------------------------------------------------------------
8632           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8632
------------------------------------------------------------------------------------------------------------------------------------
8635           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8635
------------------------------------------------------------------------------------------------------------------------------------
8650           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97       o                                     8650
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 6                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                             Thames Contacts Limited
------------------------------------------------------------------------------------------------------------------------------------
8670        Elev. 8        Lower Grou   Bay 17           DW      Door-hinges to re-paint. Smoke panel door not flush at top L/H corner, weatherseal
------------------------------------------------------------------------------------------------------------------------------------
8700        Elev. 4        Lower Grou   Bay 71           DW      L/H transom dented, R/H transom badly scratched
------------------------------------------------------------------------------------------------------------------------------------
8701        Elev. 4        Lower Grou   Bay 71           DW      Chip to R/H mullion of L/H upper spandrel
------------------------------------------------------------------------------------------------------------------------------------
8705        Elev. 4        Lower Grou   Bay 72           DW      Chip to R/H mullion of L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8709        Elev. 4        Lower Grou   Bay 74           DW      Make good chips to staining to both WSF transoms
------------------------------------------------------------------------------------------------------------------------------------
8710        Elev. 4        Lower Grou   Bay 75           DW      Scratch to transom R/H WSF and L/H
------------------------------------------------------------------------------------------------------------------------------------
8720        Elev. 6        Lower Grou   Bay 1            DW      Gasket missing R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8725        Elev. 6        Lower Grou   General          DW      Chip to transom R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8736        Elev. 7        Lower Grou   Bay 8            DW      Chip to R/H mullion R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8738        Elev. 7        Lower Grou   Bay 9            DW      Make good chip to R/H mullion R/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8740        Elev. 7        Lower Grou   Bay 11           DW      Repair/respray damage to transom L/H WSF
------------------------------------------------------------------------------------------------------------------------------------
8742        External       Colonnade    Colonnade        DW      Cover/jambs required to brick/cladding junction
------------------------------------------------------------------------------------------------------------------------------------
8747        External       Colonnade    General          DW      Corner detail/plate required
------------------------------------------------------------------------------------------------------------------------------------
8748        External       Colonnade    General          DW      Clean down all colonnade and soffits
------------------------------------------------------------------------------------------------------------------------------------
8749        External       Colonnade    General          DW      Make good chips to transoms elevation 10 and mullion
------------------------------------------------------------------------------------------------------------------------------------
8752        External       Colonnade    General          DW      Bay 22 glass to be fitted, jambs & internal 2nd fix to complete
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                             Thames Contacts Limited
------------------------------------------------------------------------------------------------------------------------------------
8670           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8670
------------------------------------------------------------------------------------------------------------------------------------
8700           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8700
------------------------------------------------------------------------------------------------------------------------------------
8701           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8701
------------------------------------------------------------------------------------------------------------------------------------
8705           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8705
------------------------------------------------------------------------------------------------------------------------------------
8709           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8709
------------------------------------------------------------------------------------------------------------------------------------
8710           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8710
------------------------------------------------------------------------------------------------------------------------------------
8720           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8720
------------------------------------------------------------------------------------------------------------------------------------
8725           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8725
------------------------------------------------------------------------------------------------------------------------------------
8736           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8736
------------------------------------------------------------------------------------------------------------------------------------
8738           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8738
------------------------------------------------------------------------------------------------------------------------------------
8740           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8740
------------------------------------------------------------------------------------------------------------------------------------
8742           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8742
------------------------------------------------------------------------------------------------------------------------------------
8747           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8747
------------------------------------------------------------------------------------------------------------------------------------
8748           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8748
------------------------------------------------------------------------------------------------------------------------------------
8749           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8749
------------------------------------------------------------------------------------------------------------------------------------
8752           Rolfe Judd Architecture Ltd - GF     08/12/97     15/12/97         o                                   8752
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 3211    Cladding Installation                 Total number of snags                 205
                           Thames Contracts Limited              Number of snags uncleared, by Mace    205       by team 205
                                                                 Number of overdue snags               205


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 7                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3211 - 3211                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3211               Cladding Installation                                                             Thames Contacts Limited
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Overdue?          Not by PC?
Nr                         Originator                    Logged    Action before               Cleared by...             Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3211
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 205
                                                                 Number of snags uncleared, by Mace    205       by team 205
                                                                 Number of overdue snags               205

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 8                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3220 - 3220                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3220               Entrance Glazing & Canopy                                                                   T & W Ide Ltd
------------------------------------------------------------------------------------------------------------------------------------
4538        Entrance       Ground       Canopy           DW      Screws to canopy aerofoil not lining through and joint not flush
                                                                 (bows)
------------------------------------------------------------------------------------------------------------------------------------
5083        Entrance       Ground       Doors            DW      Door keep to be re-fixed to R/H door (viewed internally)
------------------------------------------------------------------------------------------------------------------------------------
7448        Entrance       Ground       Elev. 1          DW      Replace scratched single glazed glass unit L/H side of doors.
------------------------------------------------------------------------------------------------------------------------------------
7452        Entrance       Ground       Elev. 1          DW      Bottom lock to centre left door (viewed externally) not turning properly.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3220               Entrance Glazing & Canopy                                                                   T & W Ide Ltd
------------------------------------------------------------------------------------------------------------------------------------
4538           Mace Limited - MH                    15/10/97     22/10/97         o                                   4538
------------------------------------------------------------------------------------------------------------------------------------
5083           Mace Limited - CT                    31/10/97     07/11/97         o                                   5083
------------------------------------------------------------------------------------------------------------------------------------
7448           Rolfe Judd Architecture Ltd. - CT    03/12/97     10/12/97         o                                   7448
------------------------------------------------------------------------------------------------------------------------------------
7452           Rolfe Judd Architecture Ltd. - CG    03/12/97     10/12/97         o                                   7452
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 3220    Entrance Glazing & Canopy             Total number of snags                 4
                           T & W Ide Ltd                         Number of snags uncleared, by Mace    4         by team 4
                                                                 Number of overdue snags               4
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 4
                                                                 Number of snags uncleared, by Mace    4         by team 4
                                                                 Number of overdue snags               4
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3600 - 3600                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3600               Roof Finishes                                                                            Coverite Limited
------------------------------------------------------------------------------------------------------------------------------------
2514        Rf AL-L        5th Floor    C8               OW      Fireman's access door - grommits to be provided to screw fixing holes
------------------------------------------------------------------------------------------------------------------------------------
7416        Terraces       5th Floor    Elevation 10     DW      RWP missing (dummy) at bay 26
------------------------------------------------------------------------------------------------------------------------------------
7553        Rf C           Roof         C/1              DW      Damage to underside of the anodised fascia - (4th RWO from Bay
                                                                 49.) Fascia to be MG or replaced.
------------------------------------------------------------------------------------------------------------------------------------
7554        Rf C           Roof         G-H/1            DW      Scratch evident to the anodised fascia - (4th to 5th RWO from Bay
                                                                 49.) Fascia to be MG or replaced.
------------------------------------------------------------------------------------------------------------------------------------
7556        Rf Gen         Roof                          DW      Alignment of powder coated fascia corners to be checked for line and level. Currently not in level with adjacent straight runs of fascia.
------------------------------------------------------------------------------------------------------------------------------------
7557        Rf Gen         Roof                          DW      Alignment of Kal-zip fascia flashing corners to be checked for line and level. Currently not in level with adjacent straight runs of fascia.
------------------------------------------------------------------------------------------------------------------------------------
7558        Rf Gen         Roof                          DW      Welding of Kal-zip fascia flashing corners poor, welding not dressed properly.
------------------------------------------------------------------------------------------------------------------------------------
7559        Rf B           Roof                          DW      Elevation 10 - Fascia junction @ office/louvre section of cladding
                                                                 - Kal-zip top fascia damaged @ underside, MG or replace.
------------------------------------------------------------------------------------------------------------------------------------
7560        Rf B           Roof                          DW      Kal-zip fascia junction of roof B & C - corner junction poor, also pop rivet to be removed from front face.
------------------------------------------------------------------------------------------------------------------------------------
7563        Rf Gen         Roof                          DW      Kal-zip to be cleaned down and dents dressed out generally.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3600               Roof Finishes                                                                            Coverite Limited
------------------------------------------------------------------------------------------------------------------------------------
2514           Mace Limited - MPH                    01/09/97     08/09/97          o                                 2514
------------------------------------------------------------------------------------------------------------------------------------
7416           Rolfe Judd Architecture Ltd - CT      03/12/97     10/12/97          o                                 7416
------------------------------------------------------------------------------------------------------------------------------------
7553           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7553
------------------------------------------------------------------------------------------------------------------------------------
7554           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7554
------------------------------------------------------------------------------------------------------------------------------------
7556           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7556
------------------------------------------------------------------------------------------------------------------------------------
7557           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7557
------------------------------------------------------------------------------------------------------------------------------------
7558           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7558
------------------------------------------------------------------------------------------------------------------------------------
7559           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7559
------------------------------------------------------------------------------------------------------------------------------------
7560           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7560
------------------------------------------------------------------------------------------------------------------------------------
7563           Rolfe Judd Arch - KG/GF               04/12/97     10/12/97          o                                 7563
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 3600    Roof Finishes                         Total number of snags                 10
                           Coverite Limited                      Number of snags uncleared, by Mace    10         by team 10
                                                                 Number of overdue snags               10
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 10
                                                                 Number of snags uncleared, by Mace    10         by team 10
                                                                 Number of overdue snags               10
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3700 - 3700                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3700               Masonry                                                                           Irvine Whitlock Limited
------------------------------------------------------------------------------------------------------------------------------------
2249        Elev. 12       2nd Floor    General          DW      White stains where sealer to slate on extrusion 14.
------------------------------------------------------------------------------------------------------------------------------------
2543        Elev. 2        2nd Floor    Bay 60           DW      Clean white stains to extrusion 14 L/H WSF below h/rail
------------------------------------------------------------------------------------------------------------------------------------
2565        Elev. 2        2nd Floor    Bay 59           DW      Remove white stains from extrusion 14 caused by slate sealer
------------------------------------------------------------------------------------------------------------------------------------
2573        Elev. 2        2nd Floor    Bay 58           DW      Clean white stains from extrusion 14 caused by slate sealer at low level
------------------------------------------------------------------------------------------------------------------------------------
2578        Elev. 2        2nd Floor    Bay 57           DW      Clean white stains from extrusion 14 caused by slate sealer
------------------------------------------------------------------------------------------------------------------------------------
4948        Restaurant     Basement                      OW      NW corner-Block to be placed once temp electrics are removed and mastic is made good
------------------------------------------------------------------------------------------------------------------------------------
5114        Elev. 7        1st Floor    Bays 9-11        DW      Complete pointing and m/g to copings at Balcony
------------------------------------------------------------------------------------------------------------------------------------
6655        Plenums        Basement     A/1-2            OW      Complete vertical mastic blockwork to concrete HL @ Grills
------------------------------------------------------------------------------------------------------------------------------------
7320        Plenums        Basement     B B/8-9          DW      Blockwork joint to be made good where security conduit box screwed through blockwork joint
------------------------------------------------------------------------------------------------------------------------------------
7353        Plenums        Basement     C/3-7            DW      Cavity not closed either side of bottom of LEB doors - cavity closure fitted and mastic completed
------------------------------------------------------------------------------------------------------------------------------------
7402        Terraces       5th Floor    Elevation 3      DW      Stone repair unacceptable to capitals
------------------------------------------------------------------------------------------------------------------------------------
7404        Terraces       5th Floor    Elevation 3      DW      Clean stone reveals (capitals)
------------------------------------------------------------------------------------------------------------------------------------
7406        Terraces       5th Floor    Elevation 3      DW      Complete repairs to arrises of capitals
------------------------------------------------------------------------------------------------------------------------------------
7415        Terraces       5th Floor    Elevation 4      DW      Stone repairs and make good to complete
------------------------------------------------------------------------------------------------------------------------------------
7421        Terraces       5th Floor    Elevation 10     DW      Complete making good and repairs to capitals
------------------------------------------------------------------------------------------------------------------------------------
7428        Terraces       5th Floor    Elevation 11     DW      Make good stone repairs to capitals
------------------------------------------------------------------------------------------------------------------------------------
7439        Terraces       4th Floor    General          DW      Make good and complete stone repairs to capitals
------------------------------------------------------------------------------------------------------------------------------------
7973        Plenums        Lower Grou   1-2/H            DW      Cavity to be closed above the head of the door
------------------------------------------------------------------------------------------------------------------------------------
8560        Elev. 1        Ground       Bay 42           DW      Mastic pointing to complete R/H side granite stone
------------------------------------------------------------------------------------------------------------------------------------
8605        Elev. 1        Ground       Bay 47           DW      Vertical mastic joints to blockwork below plenum to complete
------------------------------------------------------------------------------------------------------------------------------------
8665        Elev. 7        Lower Grou   Bay 14           DW      Mastic or mortar to blockwork below L/H of plenum
------------------------------------------------------------------------------------------------------------------------------------
8690        Elev. 3        Lower Grou   Bay 67           DW      Stone mortar snots on systems to clean off
------------------------------------------------------------------------------------------------------------------------------------
8696        Elev. 4        Lower Grou   Bay 69/68        DW      Repair stone return to window frame bay 68 1st course and 4th course
------------------------------------------------------------------------------------------------------------------------------------
8737        Elev. 7        Lower Grou   Bay 10/9         DW      Unacceptable epoxy repair to top of granite both corners
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3700               Masonry                                                                           Irvine Whitlock Limited
------------------------------------------------------------------------------------------------------------------------------------
2249           Mace Limited - CT                     12/08/97     19/08/97          o                                 2249
------------------------------------------------------------------------------------------------------------------------------------
2543           Mace Limited - CT                     03/09/97     10/09/97          o                                 2543
------------------------------------------------------------------------------------------------------------------------------------
2565           Mace Limited - CT                     03/09/97     10/09/97          o                                 2565
------------------------------------------------------------------------------------------------------------------------------------
2573           Mace Limited - CT                     03/09/97     10/09/97          o                                 2573
------------------------------------------------------------------------------------------------------------------------------------
2578           Mace Limited - CT                     03/09/97     10/09/97          o                                 2578
------------------------------------------------------------------------------------------------------------------------------------
4948           Mace Limited - MPH                    27/10/97     03/11/97          o                                 4948
------------------------------------------------------------------------------------------------------------------------------------
5114           Mace Limited - CT                     31/10/97     07/11/97          o                                 5114
------------------------------------------------------------------------------------------------------------------------------------
6655           Mace Limited - CT                     24/11/97     01/12/97          o                                 6655
------------------------------------------------------------------------------------------------------------------------------------
7320           Mace Limited - MPH                    03/12/97     10/12/97          o                                 7320
------------------------------------------------------------------------------------------------------------------------------------
7353           Mace Limited - MPH                    03/12/97     10/12/97          o                                 7353
------------------------------------------------------------------------------------------------------------------------------------
7402           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7402
------------------------------------------------------------------------------------------------------------------------------------
7404           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7404
------------------------------------------------------------------------------------------------------------------------------------
7406           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7406
------------------------------------------------------------------------------------------------------------------------------------
7415           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7415
------------------------------------------------------------------------------------------------------------------------------------
7421           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7421
------------------------------------------------------------------------------------------------------------------------------------
7428           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7428
------------------------------------------------------------------------------------------------------------------------------------
7439           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97          o                                 7439
------------------------------------------------------------------------------------------------------------------------------------
7973           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97          o                                 7973
------------------------------------------------------------------------------------------------------------------------------------
8560           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97          o                                 8560
------------------------------------------------------------------------------------------------------------------------------------
8605           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97          o                                 8605
------------------------------------------------------------------------------------------------------------------------------------
8665           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97          o                                 8665
------------------------------------------------------------------------------------------------------------------------------------
8690           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97          o                                 8690
------------------------------------------------------------------------------------------------------------------------------------
8696           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97          o                                 8696
------------------------------------------------------------------------------------------------------------------------------------
8737           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97          o                                 8737
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 3700    Masonry                               Total number of snags                24
                           Irvine Whitlock Limited               Number of snags uncleared, by Mace   24         by team 24
                                                                 Number of overdue snags              24


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3700 - 3700                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref        Type     Description etc.

------------------------------------------------------------------------------------------------------------------------------------
Package 3700               Masonry                                                                           Irvine Whitlock Limited
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                24
                                                                 Number of snags uncleared, by Mace   24         by team 24
                                                                 Number of overdue snags              24
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3800 - 3800                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
5384        Core A         2nd Floor    Ext              DW      L.L plasterboard strips below skirting trim to be completed into
                                                                 Lift 5 Reveals.
------------------------------------------------------------------------------------------------------------------------------------
5386        Core A         2nd Floor    Ext              DW      Mastic to be completed generally to all vertical joints in plasterboard L.L smoke seals.
------------------------------------------------------------------------------------------------------------------------------------
5390        Core A         2nd Floor    Lobby            DW      HL Trim at top of plasterboard/concrete soffit-penetrations to be filled with mastic.
------------------------------------------------------------------------------------------------------------------------------------
5397        Core A         2nd Floor    Ext              DW      South Wall - Top angle to soffit and plasterboard to be completed to South-East corner of core @ HL.
------------------------------------------------------------------------------------------------------------------------------------
5398        Core A         2nd Floor    Ext              DW      Mastic to be completed to smoke seal and cladding slab panel (Bay
                                                                 60).
------------------------------------------------------------------------------------------------------------------------------------
5400        Core A         2nd Floor    Ext              DW      Top coat generally - All excess top coat/jointing to be removed and minor marks made good.
------------------------------------------------------------------------------------------------------------------------------------
5405        Core D         2nd Floor    Ext              DW      Mastic to deflection head @ H.L. above Lift 1 (West door - north bank.) to be cut back and made good.
------------------------------------------------------------------------------------------------------------------------------------
5419        Core B         2nd Floor    Ext              DW      Shadow gap to RHS of double doors in electrical riser -
                                                                 un-acceptable - to be improved.
------------------------------------------------------------------------------------------------------------------------------------
5489        Core A         3rd Floor    Ext              OW      Smoke seal detail to be completed to the Lift 5 door reveal, once lift ramp removed.
------------------------------------------------------------------------------------------------------------------------------------
5490        Core A         3rd Floor    Ext              DW      Skirting junction to core A wall/bay 60 skirting, kicking out and also skirting trim flexible and to be packed out.
------------------------------------------------------------------------------------------------------------------------------------
5491        Core A         3rd Floor    Ext              DW      Skirting corner junction to south west core of core to be improved.
------------------------------------------------------------------------------------------------------------------------------------
5498        Core D         3rd Floor    Ext              DW      Deflection head south of lifts east side - not completed @
                                                                 external corner to be taken down and re-fixed flush with
                                                                 plasterboard & mastic seal completed.
------------------------------------------------------------------------------------------------------------------------------------
5521        Core B         3rd Floor    Ext              DW      Mastic above maple vaneer door @ HL RHS to be tidied.
------------------------------------------------------------------------------------------------------------------------------------
5546        Core A         1st Floor    Lobby            DW      Dry riser wall - external corner adjacent to dry riser - running out @ bottom
------------------------------------------------------------------------------------------------------------------------------------
5551        Core A         1st Floor    Lobby            DW      Excess gap to MV architrave to be fitted (gap between MV and
                                                                 p/board
------------------------------------------------------------------------------------------------------------------------------------
5580        Core A         1st Floor    Ext              DW      Cladding panel bay 57 to be cleaned down also shadow gap not consistent
------------------------------------------------------------------------------------------------------------------------------------
5614        Core A         1st Floor    Ext              DW      Fire alarm glass to be fitted properly and plasterboard to be made good
------------------------------------------------------------------------------------------------------------------------------------
5621        Core A         1st Floor    Ext              DW      Smoke seal detail to be completed to lift 5 reveals once ramp removed
------------------------------------------------------------------------------------------------------------------------------------
5649        Core A         1st Floor    Ext              DW      South/East corner (adj to bay 60) - smoke seal not fixed and no mastic - to be completed, also skirting lipping
------------------------------------------------------------------------------------------------------------------------------------
5658        Core C         1st Floor    Ext 24           DW      External corner NE of electrical riser at LL make good jointing to skirting bead
------------------------------------------------------------------------------------------------------------------------------------
5659        Core D         1st Floor    Ext              DW      Mastic/Painters mate to lift door frame and plaster board to all four lifts
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
5384           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5384
------------------------------------------------------------------------------------------------------------------------------------
5386           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5386
------------------------------------------------------------------------------------------------------------------------------------
5390           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5390
------------------------------------------------------------------------------------------------------------------------------------
5397           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5397
------------------------------------------------------------------------------------------------------------------------------------
5398           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5398
------------------------------------------------------------------------------------------------------------------------------------
5400           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5400
------------------------------------------------------------------------------------------------------------------------------------
5405           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5405
------------------------------------------------------------------------------------------------------------------------------------
5419           Mace Limited - MPH                    05/11/97     12/11/97          o                                 5419
------------------------------------------------------------------------------------------------------------------------------------
5489           Mace Limited - MPH                    06/11/97     12/11/97          o                                 5489
------------------------------------------------------------------------------------------------------------------------------------
5490           Mace Limited - MPH                    06/11/97     12/11/97          o                                 5490
------------------------------------------------------------------------------------------------------------------------------------
5491           Mace Limited - MPH                    06/11/97     12/11/97          o                                 5491
------------------------------------------------------------------------------------------------------------------------------------
5498           Mace Limited - MPH                    06/11/97     12/11/97          o                                 5498
------------------------------------------------------------------------------------------------------------------------------------
5521           Mace Limited - MPH                    06/11/97     12/11/97          o                                 5521
------------------------------------------------------------------------------------------------------------------------------------
5546           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5546
------------------------------------------------------------------------------------------------------------------------------------
5551           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5551
------------------------------------------------------------------------------------------------------------------------------------
5580           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5580
------------------------------------------------------------------------------------------------------------------------------------
5614           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5614
------------------------------------------------------------------------------------------------------------------------------------
5621           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5621
------------------------------------------------------------------------------------------------------------------------------------
5649           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5649
------------------------------------------------------------------------------------------------------------------------------------
5658           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5658
------------------------------------------------------------------------------------------------------------------------------------
5659           Mace Limited - MPH                    07/11/97     14/11/97          o                                 5659
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3800 - 3800                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
5673        Core D         1st Floor    Ext              DW      Mastic joint to vertical strips of plasterboard under skirting trim
------------------------------------------------------------------------------------------------------------------------------------
5674        Core D         1st Floor    Ext              DW      Internal corner to north wall/entrance hall wall to be improved
------------------------------------------------------------------------------------------------------------------------------------
5687        Core D         1st Floor    Ext              DW      External corner to lift/toilet core west side - further rubbing down required
------------------------------------------------------------------------------------------------------------------------------------
5701        Core B         1st Floor    Ext              DW      Double door electrical riser - external corner and shadow gap @
                                                                 LL-RHS - jointing to be improved also skirting detail and smoke seal detail under door to be improved - mastic, glue etc. to skirting trim
------------------------------------------------------------------------------------------------------------------------------------
6395        Core A         All          General          OW      Lobby - Deflection head detail to north wall where soffit sets back from p/board leaving a void to be completed (i.e., void filled and deflection angle fitted)
------------------------------------------------------------------------------------------------------------------------------------
6396        Core C         All          General          OW      Lobby - Deflection head detail to north wall where soffit sets back from p/board leaving a void to be completed (i.e., void filled and deflection angle fitted)
------------------------------------------------------------------------------------------------------------------------------------
6407        Core A         2nd Floor                     DW      Lobby - Quality of sealant around pipe penetrations adj to deflection head, not acceptable
------------------------------------------------------------------------------------------------------------------------------------
6411        Core C         1st Floor                     DW      External - Make good required to plasterboard to pyro fire alarm cables
------------------------------------------------------------------------------------------------------------------------------------
6417        Core B         Lower Grou                    DW      External - sealing to pipe penetrations - generally
------------------------------------------------------------------------------------------------------------------------------------
6420        Core C         Lower Grou                    OW      Lobby - general completion of all penetrations through wall and deflection head and core sealing to be completed
------------------------------------------------------------------------------------------------------------------------------------
7483        Core A         5th Floor    Core             DW      Remove radiator and complete plasterboard behind radiator
------------------------------------------------------------------------------------------------------------------------------------
7494        Core A         5th Floor    Core             DW      Hole in plasterboard at junction of 5th floor landing slab and shaftwall to be made good
------------------------------------------------------------------------------------------------------------------------------------
7507        Core A         4th Floor    Lobby            DW      Back to back box to be completed
------------------------------------------------------------------------------------------------------------------------------------
7521        Core A         4th Floor    Core             DW      Make good cladding wall plasterboard between wall and stringer of stairs
------------------------------------------------------------------------------------------------------------------------------------
7541        Core A         3rd Floor    Lobby            DW      Deflection head junction completed to south wall
------------------------------------------------------------------------------------------------------------------------------------
7601        Core A         1st Floor    Lobby            DW      Deflection head detail to be completed to north wall
------------------------------------------------------------------------------------------------------------------------------------
7633        Core A         Ground       Lobby            DW      Fire rated mastic to junction box in SW of lobby unacceptable
------------------------------------------------------------------------------------------------------------------------------------
7637        Core A         Ground       Lobby            DW      North Wall - deflection headwork to be completed
------------------------------------------------------------------------------------------------------------------------------------
7675        Core C         All          General          DW      1/2 Landing - North wall - strip running straight down to 3rd floor level, junction at landing level to be rubbed down and made good
------------------------------------------------------------------------------------------------------------------------------------
7781        Core B         5th Floor    Lobby            DW      Lobby adjacent to ceiling  - gap evident to plasterboard wall and ceiling. Shadow trim
------------------------------------------------------------------------------------------------------------------------------------
7787        Core B         5th Floor    Lobby            DW      Ceiling trim adjacent to MV door (opposite male toilet) wall bowed to be dubbed out gap between trim and board
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5673           Mace Limited - MPH                    07/11/97     14/11/97           o                                5673
------------------------------------------------------------------------------------------------------------------------------------
5674           Mace Limited - MPH                    07/11/97     14/11/97           o                                5674
------------------------------------------------------------------------------------------------------------------------------------
5687           Mace Limited - MPH                    07/11/97     14/11/97           o                                5687
------------------------------------------------------------------------------------------------------------------------------------
5701           Mace Limited - MPH                    07/11/97     14/11/97           o                                5701
------------------------------------------------------------------------------------------------------------------------------------
6395           Corporation of London - RJ            19/11/97     25/11/97           o                                6395
------------------------------------------------------------------------------------------------------------------------------------
6396           Corporation of London - RJ            19/11/97     25/11/97           o                                6396
------------------------------------------------------------------------------------------------------------------------------------
6407           Corporation of London - RJ            19/11/97     25/11/97           o                                6407
------------------------------------------------------------------------------------------------------------------------------------
6411           Corporation of London - RJ            19/11/97     25/11/97           o                                6411
------------------------------------------------------------------------------------------------------------------------------------
6417           Corporation of London - RJ            19/11/97     25/11/97           o                                6417
------------------------------------------------------------------------------------------------------------------------------------
6420           Corporation of London - RJ            19/11/97     25/11/97           o                                6420
------------------------------------------------------------------------------------------------------------------------------------
7483           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7483
------------------------------------------------------------------------------------------------------------------------------------
7494           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7494
------------------------------------------------------------------------------------------------------------------------------------
7507           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7507
------------------------------------------------------------------------------------------------------------------------------------
7521           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7521
------------------------------------------------------------------------------------------------------------------------------------
7541           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7541
------------------------------------------------------------------------------------------------------------------------------------
7601           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7601
------------------------------------------------------------------------------------------------------------------------------------
7633           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7633
------------------------------------------------------------------------------------------------------------------------------------
7637           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7637
------------------------------------------------------------------------------------------------------------------------------------
7675           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7675
------------------------------------------------------------------------------------------------------------------------------------
7781           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7781
------------------------------------------------------------------------------------------------------------------------------------
7787           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7787
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3800 - 3800                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
7794        Core B         5th Floor    Lobby            DW      Ceiling trim - gap between plasterboard and trim - generally to be made good/completed. Also mitres poor to be improved
------------------------------------------------------------------------------------------------------------------------------------
8016        Core A         Ground       Core             DW      (GF-LGF Flight) - South dry-lining to be continued from HL between cladding/stair up to 1st floor level.
------------------------------------------------------------------------------------------------------------------------------------
8017        Core A         Ground       Core             DW      (GF-LGF Flight) - Aris to trim onto door to be improved (both sides of the door.)
------------------------------------------------------------------------------------------------------------------------------------
8019        Core A         Ground       Core             DW      (GF-LGF Flight) - RHS of door - plasterboard return to underside of the door to be improved - currently not flush and jointing very un-tidy. Flush edges to be formed.
------------------------------------------------------------------------------------------------------------------------------------
8026        Core A         Ground       Core             DW      (GF-LGF Flight) - SE internal corner poor to be made good.
------------------------------------------------------------------------------------------------------------------------------------
8030        Core A         Ground       Core             DW      (GF-LGF Flight) - SW arris to centre well wall to be improved.
------------------------------------------------------------------------------------------------------------------------------------
8034        Core A         Lower Grou   Core             DW      Aris to external corner - LHS of lobby door to be improved.
------------------------------------------------------------------------------------------------------------------------------------
8038        Core A         Lower Grou   Core             DW      HL bulkhead ceiling built in-correctly - should cover the fire alarm cable and also the MG around the dry riser pipe
------------------------------------------------------------------------------------------------------------------------------------
8054        Core A         Lower Grou   Lobby            DW      Plasterboard to be continued above smoke vent door.
------------------------------------------------------------------------------------------------------------------------------------
8065        Core A         Lower Grou   Core             DW      Internal corner to 1/2 landing (SE & SW) to be improved -
                                                                 especially @ handrail level
------------------------------------------------------------------------------------------------------------------------------------
8068        Internal       5th Floor    Core A           DW      Firestopping to complete 2 nr. ducts above handrail
------------------------------------------------------------------------------------------------------------------------------------
8070        Internal       5th Floor    Core A           DW      Review firestop mastic to top of walls/beams (quality)
------------------------------------------------------------------------------------------------------------------------------------
8253        Core C         4th Floor    Lobby            DW      South wall steelwork fire proofing to be completed up to south lobby wall
------------------------------------------------------------------------------------------------------------------------------------
8254        Core C         4th Floor    Lobby            DW      Existing steelwork fire proofing to be T&J (as office area)
------------------------------------------------------------------------------------------------------------------------------------
8257        Core C         4th Floor    Lobby            DW      Arris to shadow gap onto cladding (both sides) to be MG/improved.
                                                                 LH detail currently un-acceptable
------------------------------------------------------------------------------------------------------------------------------------
8260        Core C         4th Floor    Lobby            DW      Plasterboard junction and mastic junction onto firemans hatch to be improved.
------------------------------------------------------------------------------------------------------------------------------------
8268        Core C         All          General          DW      Lobbys - Fire rating to concrete slab/screed and plasterboard to be improved - excessive gaps evident.
------------------------------------------------------------------------------------------------------------------------------------
8329        Lifts Gene     All                           DW      Tidy junction of architrave and plasterboard reveal.
------------------------------------------------------------------------------------------------------------------------------------
8796        Core A         All          Lift 5           DW      Complete plasterboard cants to internal Lift shaft & sealant works
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
7794           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7794
------------------------------------------------------------------------------------------------------------------------------------
8016           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8016
------------------------------------------------------------------------------------------------------------------------------------
8017           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8017
------------------------------------------------------------------------------------------------------------------------------------
8019           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8019
------------------------------------------------------------------------------------------------------------------------------------
8026           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8026
------------------------------------------------------------------------------------------------------------------------------------
8030           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8030
------------------------------------------------------------------------------------------------------------------------------------
8034           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8034
------------------------------------------------------------------------------------------------------------------------------------
8038           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8038
------------------------------------------------------------------------------------------------------------------------------------
8054           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8054
------------------------------------------------------------------------------------------------------------------------------------
8065           Rolfe Judd Architecture Ltd. -  KG/G  05/12/97     12/12/97           o                                8065
------------------------------------------------------------------------------------------------------------------------------------
8068           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                                8068
------------------------------------------------------------------------------------------------------------------------------------
8070           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                                8070
------------------------------------------------------------------------------------------------------------------------------------
8253           Rolfe Judd Ltd - KG                   05/12/97     12/12/97           o                                8253
------------------------------------------------------------------------------------------------------------------------------------
8254           Rolfe Judd Ltd - KG                   05/12/97     12/12/97           o                                8254
------------------------------------------------------------------------------------------------------------------------------------
8257           Rolfe Judd Ltd - KG                   05/12/97     12/12/97           o                                8257
------------------------------------------------------------------------------------------------------------------------------------
8260           Rolfe Judd Ltd - KG                   05/12/97     12/12/97           o                                8260
------------------------------------------------------------------------------------------------------------------------------------
8268           Rolfe Judd Ltd - KG                   05/12/97     12/12/97           o                                8268
------------------------------------------------------------------------------------------------------------------------------------
8329           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8329
------------------------------------------------------------------------------------------------------------------------------------
8796           Mace Limited - MPH                    08/12/97     15/12/97           o                                8796
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 3800    Drylining                             Total number of snags                 61
                           B. R. Hodgson Ltd                     Number of snags uncleared, by Mace    61       by team 61
                                                                 Number of overdue snags               61


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 3                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 3800 - 3800                            One Carter Lane
                 Status   Only uncleared snags listed

Nr     Zone    Floor    Grid ref    Type     Description   Originator     Logged   Action    Overdue?    Not by PC?
                                                                                   before         Cleared by...         Nr
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Package 3800               Drylining                                                                               B. R. Hodgson Ltd
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 61
                                                                 Number of snags uncleared, by Mace    61       by team 61
                                                                 Number of overdue snags               61
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 4                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
3363        South Corr     Basement     Door B53         OW      Gap above Door B53 (leading into steps up to ramp) to be
                                                                 fitted/fire stopped
------------------------------------------------------------------------------------------------------------------------------------
4505        North Corr     Basement                      OW      Doors dirty and damage occurring, paint quality to be improved.
------------------------------------------------------------------------------------------------------------------------------------
4700        Boiler Rm      Basement                      OW      Access Panel adj to west door to be fitted
------------------------------------------------------------------------------------------------------------------------------------
4771        North Corr     Basement     Door B16         OW      North Corridor (painted area) - Packers for the architrave to be removed and painters mate to be applied to the architrave (gap between blockwork and architrave very evident.)
------------------------------------------------------------------------------------------------------------------------------------
5199        Toilet(S)      Basement                      DW      External lock to be replaced - damaged.
------------------------------------------------------------------------------------------------------------------------------------
5413        Core B         2nd Floor    Ext              DW      Single door to electrical riser - door warped and does not sit flush within the frame.
------------------------------------------------------------------------------------------------------------------------------------
5415        Core B         2nd Floor    Ext              DW      Double doors to electrical riser warped and does not sit flush within the frame.
------------------------------------------------------------------------------------------------------------------------------------
5422        Core C         2nd Floor    Ext              DW      Double doors to electrical riser - do not sit flush when closed and locked.
------------------------------------------------------------------------------------------------------------------------------------
5508        Core D         3rd Floor    Ext              DW      Male toilet wall @ HL mastic joint to perimeter of infill board, also excess mastic tidied generally.
------------------------------------------------------------------------------------------------------------------------------------
5689        Core D         1st Floor    Ext              DW      South-east external corner to be made good
------------------------------------------------------------------------------------------------------------------------------------
5713        Core C         2nd Floor    External         DW      Elec riser - LH leaf not sitting flush @ central hinges
------------------------------------------------------------------------------------------------------------------------------------
5714        Core C         2nd Floor    External         DW      Elec riser - Frame cracked @ joint-bottom LHS
------------------------------------------------------------------------------------------------------------------------------------
5819        Disabled       Lower Grou                    DW      Difusser (above toilet) - both ends of difusser not square with central section.
------------------------------------------------------------------------------------------------------------------------------------
5832        Disabled       Lower Grou                    DW      External architrave - french polishing to be improved to pin holes
                                                                 & chips to architrave reveals onto frame.
------------------------------------------------------------------------------------------------------------------------------------
5849        Disabled       Ground                        DW      Access panel (above toilet) - Top and top RHS is proud of adj tiling and dificult to open - improve.
------------------------------------------------------------------------------------------------------------------------------------
5956        Core A         3rd Floor    Lobby            DW      1/4 Core Door: Damage to door - attempt @ making good adj to top lock - made good to an acceptable standard or replaced
------------------------------------------------------------------------------------------------------------------------------------
5964        Core A         3rd Floor    Lobby            DW      MV Door: Damage to architrave reveal approx 1m from slab
------------------------------------------------------------------------------------------------------------------------------------
5979        Core B         3rd Floor    Lobby            DW      Core Door (Both 1/4 and main): door to be rubbed down and
                                                                 repainted - excessive damage/marks
------------------------------------------------------------------------------------------------------------------------------------
5982        Core B         3rd Floor    Lobby            DW      MV Door: Final polishing required - especially to mitre joints in architrave
------------------------------------------------------------------------------------------------------------------------------------
5986        Core B         3rd Floor    Lobby            DW      Double door (electrical): Top lock very stiff to close (LH door)
------------------------------------------------------------------------------------------------------------------------------------
5999        Core C         3rd Floor    Lobby            DW      Core Door (painted): door to be cleaned down inside core and MG and repainted
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
3363           Mace Limited - MPH                    29/09/97     06/10/97           o                                3363
------------------------------------------------------------------------------------------------------------------------------------
4505           Rolfe Judd Architecture Ltd. - GF     13/10/97     20/10/97           o                                4505
------------------------------------------------------------------------------------------------------------------------------------
4700           Mace Limited - MPH                    16/10/97     23/10/97           o                                4700
------------------------------------------------------------------------------------------------------------------------------------
4771           Mace Limited - MPH                    17/10/97     23/10/97           o                                4771
------------------------------------------------------------------------------------------------------------------------------------
5199           Mace Limited - MPH                    02/11/97     07/11/97           o                                5199
------------------------------------------------------------------------------------------------------------------------------------
5413           Mace Limited - MPH                    05/11/97     12/11/97           o                                5413
------------------------------------------------------------------------------------------------------------------------------------
5415           Mace Limited - MPH                    05/11/97     12/11/97           o                                5415
------------------------------------------------------------------------------------------------------------------------------------
5422           Mace Limited - MPH                    05/11/97     12/11/97           o                                5422
------------------------------------------------------------------------------------------------------------------------------------
5508           Mace Limited - MPH                    06/11/97     12/11/97           o                                5508
------------------------------------------------------------------------------------------------------------------------------------
5689           Mace Limited - MPH                    07/11/97     14/11/97           o                                5689
------------------------------------------------------------------------------------------------------------------------------------
5713           Mace Limited - MPH                    07/11/97     14/11/97           o                                5713
------------------------------------------------------------------------------------------------------------------------------------
5714           Mace Limited - MPH                    07/11/97     14/11/97           o                                5714
------------------------------------------------------------------------------------------------------------------------------------
5819           Mace Limited - MPH                    12/11/97     19/11/97           o                                5819
------------------------------------------------------------------------------------------------------------------------------------
5832           Mace Limited - MPH                    12/11/97     19/11/97           o                                5832
------------------------------------------------------------------------------------------------------------------------------------
5849           Mace Limited - MPH                    13/11/97     19/11/97           o                                5849
------------------------------------------------------------------------------------------------------------------------------------
5956           Mace Limited - MPH                    13/11/97     20/11/97           o                                5956
------------------------------------------------------------------------------------------------------------------------------------
5964           Mace Limited - MPH                    13/11/97     20/11/97           o                                5964
------------------------------------------------------------------------------------------------------------------------------------
5979           Mace Limited - MPH                    13/11/97     20/11/97           o                                5979
------------------------------------------------------------------------------------------------------------------------------------
5982           Mace Limited - MPH                    13/11/97     20/11/97           o                                5982
------------------------------------------------------------------------------------------------------------------------------------
5986           Mace Limited - MPH                    13/11/97     20/11/97           o                                5986
------------------------------------------------------------------------------------------------------------------------------------
5999           Mace Limited - MPH                    13/11/97     20/11/97           o                                5999
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
6005        Core C         3rd Floor    Lobby            DW      Core Door (painted): Push plate - dirty and scratched - excessive give evident - MG or replace
------------------------------------------------------------------------------------------------------------------------------------
6010        Core C         3rd Floor    Lobby            DW      MV door: Push plate to be cleaned down
------------------------------------------------------------------------------------------------------------------------------------
6021        Core C         3rd Floor    Lobby            DW      Double Doors: Chip to bottom LH door
------------------------------------------------------------------------------------------------------------------------------------
6023        Core C         1st Floor                     DW      Core Door (painted): Core side - RHS @ HL - architrave damaged to be made good
------------------------------------------------------------------------------------------------------------------------------------
6028        Core C         1st Floor                     DW      Core Door (painted): All scratches and marks to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6029        Core C         1st Floor                     DW      Core Door (painted): Damage to top of door - side above top hinge
                                                                 (lobby side)
------------------------------------------------------------------------------------------------------------------------------------
6037        Core C         1st Floor                     DW      Mech Door: LHS frame not flush with drylining
------------------------------------------------------------------------------------------------------------------------------------
6040        Core C         1st Floor                     DW      Mech Door: Internal mastic seal to drylining and door frame -
                                                                 mastic to be made good - packers cut back and mastic made good
------------------------------------------------------------------------------------------------------------------------------------
6045        Core C         1st Floor                     DW      Electrical Double Doors: Door not flush within the frame - centre hinge pertruding
------------------------------------------------------------------------------------------------------------------------------------
6053        Core B         1st Floor                     DW      Core Door (Painted): Chips to be made good, adj to lock side of door
------------------------------------------------------------------------------------------------------------------------------------
6055        Core B         1st Floor                     DW      Core Door (Painted): Bottom RHS of door - chipped by frame packer-packer cut back and door MG
------------------------------------------------------------------------------------------------------------------------------------
6089        Core B         1st Floor                     DW      Single Electrical Door: Door warped @ HL (LHS above lock)
------------------------------------------------------------------------------------------------------------------------------------
6174        Core A         Ground                        DW      MV Door: Marks and indents to be made good to MV over panel and head of MV door
------------------------------------------------------------------------------------------------------------------------------------
6177        Core A         Ground                        DW      MV Door: Filling and polishing of mitre architrave to be improved
------------------------------------------------------------------------------------------------------------------------------------
6185        Core A         Ground                        DW      Mechanical Riser: Lock very stiff to door - Ease
------------------------------------------------------------------------------------------------------------------------------------
6196        Core B         Ground                        DW      MV Door: Scratch to architrave - LHS @ LL
------------------------------------------------------------------------------------------------------------------------------------
6198        Core B         Ground                        DW      MV Door: Chips to head of door
------------------------------------------------------------------------------------------------------------------------------------
6200        Core B         Ground                        DW      MV Door: french polishing to nail holes to be improved generally
------------------------------------------------------------------------------------------------------------------------------------
6205        Core B         Ground                        DW      Electrical Riser (Single Door): Door is warped - virtually impossible to lock - Door is not acceptable
------------------------------------------------------------------------------------------------------------------------------------
6229        Core B         Ground                        DW      Mechanical Riser (inside riser): Packers cut away and mastic made good
------------------------------------------------------------------------------------------------------------------------------------
6235        Core C         Ground                        DW      Core Door: 1/4 door top lock keep to be made good and paint removed
------------------------------------------------------------------------------------------------------------------------------------
6242        Core C         Ground                        DW      MV Door: Marks to door ajdacent to 'D' handle
------------------------------------------------------------------------------------------------------------------------------------
6246        Core C         Ground                        DW      MV Door: Marks to bottom RHS of door (office side)
------------------------------------------------------------------------------------------------------------------------------------
6248        Core C         Ground                        DW      MV Door: Chips to architrave reveals to be made good
------------------------------------------------------------------------------------------------------------------------------------
6254        Core C         Ground                        DW      Mechanical Riser: Packers to be cut back and mastic made good
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
6005           Mace Limited - MPH                    13/11/97     20/11/97           o                                6005
------------------------------------------------------------------------------------------------------------------------------------
6010           Mace Limited - MPH                    13/11/97     20/11/97           o                                6010
------------------------------------------------------------------------------------------------------------------------------------
6021           Mace Limited - MPH                    13/11/97     20/11/97           o                                6021
------------------------------------------------------------------------------------------------------------------------------------
6023           Mace Limited - MPH                    13/11/97     20/11/97           o                                6023
------------------------------------------------------------------------------------------------------------------------------------
6028           Mace Limited - MPH                    13/11/97     20/11/97           o                                6028
------------------------------------------------------------------------------------------------------------------------------------
6029           Mace Limited - MPH                    13/11/97     20/11/97           o                                6029
------------------------------------------------------------------------------------------------------------------------------------
6037           Mace Limited - MPH                    13/11/97     20/11/97           o                                6037
------------------------------------------------------------------------------------------------------------------------------------
6040           Mace Limited - MPH                    13/11/97     20/11/97           o                                6040
------------------------------------------------------------------------------------------------------------------------------------
6045           Mace Limited - MPH                    14/11/97     20/11/97           o                                6045
------------------------------------------------------------------------------------------------------------------------------------
6053           Mace Limited - MPH                    14/11/97     20/11/97           o                                6053
------------------------------------------------------------------------------------------------------------------------------------
6055           Mace Limited - MPH                    14/11/97     20/11/97           o                                6055
------------------------------------------------------------------------------------------------------------------------------------
6089           Mace Limited - MPH                    14/11/97     20/11/97           o                                6089
------------------------------------------------------------------------------------------------------------------------------------
6174           Mace Limited - MPH                    17/11/97     24/11/97           o                                6174
------------------------------------------------------------------------------------------------------------------------------------
6177           Mace Limited - MPH                    17/11/97     24/11/97           o                                6177
------------------------------------------------------------------------------------------------------------------------------------
6185           Mace Limited - MPH                    17/11/97     24/11/97           o                                6185
------------------------------------------------------------------------------------------------------------------------------------
6196           Mace Limited - MPH                    17/11/97     24/11/97           o                                6196
------------------------------------------------------------------------------------------------------------------------------------
6198           Mace Limited - MPH                    17/11/97     24/11/97           o                                6198
------------------------------------------------------------------------------------------------------------------------------------
6200           Mace Limited - MPH                    17/11/97     24/11/97           o                                6200
------------------------------------------------------------------------------------------------------------------------------------
6205           Mace Limited - MPH                    17/11/97     24/11/97           o                                6205
------------------------------------------------------------------------------------------------------------------------------------
6229           Mace Limited - MPH                    17/11/97     24/11/97           o                                6229
------------------------------------------------------------------------------------------------------------------------------------
6235           Mace Limited - MPH                    17/11/97     24/11/97           o                                6235
------------------------------------------------------------------------------------------------------------------------------------
6242           Mace Limited - MPH                    17/11/97     24/11/97           o                                6242
------------------------------------------------------------------------------------------------------------------------------------
6246           Mace Limited - MPH                    17/11/97     24/11/97           o                                6246
------------------------------------------------------------------------------------------------------------------------------------
6248           Mace Limited - MPH                    17/11/97     24/11/97           o                                6248
------------------------------------------------------------------------------------------------------------------------------------
6254           Mace Limited - MPH                    17/11/97     24/11/97           o                                6254
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
6257        Core C         Ground                        OW      Electrical Riser Concertina Doors: Locks to be fitted both set of doors
------------------------------------------------------------------------------------------------------------------------------------
6579        General        All                           DW      Floor sealant un-acceptable to all toilets - sealant 'pooling' and patchy to be improved.
------------------------------------------------------------------------------------------------------------------------------------
6589        Core A         Lower Grou   MV Door          DW      Nail holes to be made good and polished both inside core and office area
------------------------------------------------------------------------------------------------------------------------------------
6595        Core A         Lower Grou   Mech. Door       DW      Frame to be cleaned down - make good to all chips/indents and painted
------------------------------------------------------------------------------------------------------------------------------------
6596        Core A         Lower Grou   Mech. Door       DW      Cill to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6603        Core B         Lower Grou   MV Door          DW      Final polish to be completed
------------------------------------------------------------------------------------------------------------------------------------
6611        Core B         Lower Grou   Double Elec      DW      Packers to be cut back to frame
------------------------------------------------------------------------------------------------------------------------------------
6617        Core B         Lower Grou   Mech. Door       DW      Metal air seal and cill level - damage to be replaced
------------------------------------------------------------------------------------------------------------------------------------
6623        Core B         Lower Grou   Mech. Door       DW      Packers to be cut away and mastic made good
------------------------------------------------------------------------------------------------------------------------------------
6636        Core C         Lower Grou   Mech. Door       DW      Shadow gap trim/door frame - paint cracked on R/H side to be made good
------------------------------------------------------------------------------------------------------------------------------------
6759        Boiler Rm      Basement     Door B5          DW      Door threshold to door onto plenum damaged - to be made good
------------------------------------------------------------------------------------------------------------------------------------
6826        Internal       1st Floor    Core A           DW      Dirty marks/stains to lobby door
------------------------------------------------------------------------------------------------------------------------------------
6845        Tennants       Basement     Door B1          DW      Door made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6853        EL9 Plenu      Basement     Door B72         DW      Cill to be cleaned made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6854        EL9 Plenu      Basement     Door B72         DW      Head of frame inside plenum to have a fire stop seal
------------------------------------------------------------------------------------------------------------------------------------
6856        EL9 Plenu      Basement     Door B72         DW      Door cleaned made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6857        L.V. Room      Basement     Door B70         DW      Both doors to be cleaned down, made good, and paint touched up
------------------------------------------------------------------------------------------------------------------------------------
6864        L.V. Room      Basement     Door B69         DW      Chips, indents to door and frame to be made good and repainted
------------------------------------------------------------------------------------------------------------------------------------
6874        Plant - 4      Basement     Door B67         DW      Cill - plant on cill damaged, to be made good or replaced
------------------------------------------------------------------------------------------------------------------------------------
6875        Plant - 4      Basement     Door B67         DW      Door to be cleaned down, made good, and painted where required
------------------------------------------------------------------------------------------------------------------------------------
6879        Plant - 4      Basement     Door B62         DW      Frame and door to be cleaned down, made good, and painted
------------------------------------------------------------------------------------------------------------------------------------
6883        Plant - 4      Basement     Door B63         DW      Plenum side - fire stopping between head and door, and smoke vent
------------------------------------------------------------------------------------------------------------------------------------
6884        Plant - 4      Basement     Door B63         DW      Cill - damage to cill plant - to be made good or replaced
------------------------------------------------------------------------------------------------------------------------------------
6885        Plant - 4      Basement     Door B63         DW      Door cleaned down - made good and re-painted (if required)
------------------------------------------------------------------------------------------------------------------------------------
6900        South Corr     Basement     Door B54         DW      Door stops to be fitted
------------------------------------------------------------------------------------------------------------------------------------
6908        South Corr     Basement     Door B51         DW      Chips/indents made good and re-painted
------------------------------------------------------------------------------------------------------------------------------------
6909        South Corr     Basement     Door B51         DW      MG to be improved
------------------------------------------------------------------------------------------------------------------------------------
6914        Restaurant     Basement     Door B49         DW      Signage not fitted
------------------------------------------------------------------------------------------------------------------------------------
6915        Restaurant     Basement     Door B49         DW      Chips/indents/screw holes to be made good and paint touched up
------------------------------------------------------------------------------------------------------------------------------------
6918        Restaurant     Basement     Door B49         DW      Chips to head of frame to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6926        Loading B      Basement     Door B50         DW      General make good and touch up of paintwork
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
6257           Mace Limited - MPH                    17/11/97     24/11/97           o                                6257
------------------------------------------------------------------------------------------------------------------------------------
6579           Rolfe Judd Architecture Ltd. - GF     21/11/97     28/11/97           o                                6579
------------------------------------------------------------------------------------------------------------------------------------
6589           Mace Limited - MPH                    23/11/97     01/12/97           o                                6589
------------------------------------------------------------------------------------------------------------------------------------
6595           Mace Limited - MPH                    23/11/97     01/12/97           o                                6595
------------------------------------------------------------------------------------------------------------------------------------
6596           Mace Limited - MPH                    23/11/97     01/12/97           o                                6596
------------------------------------------------------------------------------------------------------------------------------------
6603           Mace Limited - MPH                    23/11/97     01/12/97           o                                6603
------------------------------------------------------------------------------------------------------------------------------------
6611           Mace Limited - MPH                    23/11/97     01/12/97           o                                6611
------------------------------------------------------------------------------------------------------------------------------------
6617           Mace Limited - MPH                    23/11/97     01/12/97           o                                6617
------------------------------------------------------------------------------------------------------------------------------------
6623           Mace Limited - MPH                    23/11/97     01/12/97           o                                6623
------------------------------------------------------------------------------------------------------------------------------------
6636           Mace Limited - MPH                    23/11/97     01/12/97           o                                6636
------------------------------------------------------------------------------------------------------------------------------------
6759           Mace Limited - MPH                    25/11/97     02/12/97           o                                6759
------------------------------------------------------------------------------------------------------------------------------------
6826           Rolfe Judd Architecture Ltd. - GF     25/11/97     02/12/97           o                                6826
------------------------------------------------------------------------------------------------------------------------------------
6845           Mace Limited - MPH                    27/11/97     04/12/97           o                                6845
------------------------------------------------------------------------------------------------------------------------------------
6853           Mace Limited - MPH                    27/11/97     04/12/97           o                                6853
------------------------------------------------------------------------------------------------------------------------------------
6854           Mace Limited - MPH                    27/11/97     04/12/97           o                                6854
------------------------------------------------------------------------------------------------------------------------------------
6856           Mace Limited - MPH                    27/11/97     04/12/97           o                                6856
------------------------------------------------------------------------------------------------------------------------------------
6857           Mace Limited - MPH                    27/11/97     04/12/97           o                                6857
------------------------------------------------------------------------------------------------------------------------------------
6864           Mace Limited - MPH                    27/11/97     04/12/97           o                                6864
------------------------------------------------------------------------------------------------------------------------------------
6874           Mace Limited - MPH                    27/11/97     04/12/97           o                                6874
------------------------------------------------------------------------------------------------------------------------------------
6875           Mace Limited - MPH                    27/11/97     04/12/97           o                                6875
------------------------------------------------------------------------------------------------------------------------------------
6879           Mace Limited - MPH                    27/11/97     04/12/97           o                                6879
------------------------------------------------------------------------------------------------------------------------------------
6883           Mace Limited - MPH                    27/11/97     04/12/97           o                                6883
------------------------------------------------------------------------------------------------------------------------------------
6884           Mace Limited - MPH                    27/11/97     04/12/97           o                                6884
------------------------------------------------------------------------------------------------------------------------------------
6885           Mace Limited - MPH                    27/11/97     04/12/97           o                                6885
------------------------------------------------------------------------------------------------------------------------------------
6900           Mace Limited - MPH                    27/11/97     04/12/97           o                                6900
------------------------------------------------------------------------------------------------------------------------------------
6908           Mace Limited - MPH                    27/11/97     04/12/97           o                                6908
------------------------------------------------------------------------------------------------------------------------------------
6909           Mace Limited - MPH                    27/11/97     04/12/97           o                                6909
------------------------------------------------------------------------------------------------------------------------------------
6914           Mace Limited - MPH                    27/11/97     04/12/97           o                                6914
------------------------------------------------------------------------------------------------------------------------------------
6915           Mace Limited - MPH                    27/11/97     04/12/97           o                                6915
------------------------------------------------------------------------------------------------------------------------------------
6918           Mace Limited - MPH                    27/11/97     04/12/97           o                                6918
------------------------------------------------------------------------------------------------------------------------------------
6926           Mace Limited - MPH                    27/11/97     04/12/97           o                                6926
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 3                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
6931        Core A         Basement     Door B40         DW      Core side-to LH mitre to be improved
------------------------------------------------------------------------------------------------------------------------------------
6932        Core A         Basement     Door B40         DW      Chips/indents to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6934        Core A         Basement     Door B41         DW      Paintwork quality to head of door - un-acceptable
------------------------------------------------------------------------------------------------------------------------------------
6935        Core A         Basement     Door B41         DW      End of door - (adj to push plate) to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6936        Core A         Basement     Door B41         DW      Chips and indents generally
------------------------------------------------------------------------------------------------------------------------------------
6940        Plant - 1      Basement     Door B28         DW      Signage to be completed
------------------------------------------------------------------------------------------------------------------------------------
6942        Plant - 1      Basement     Door B28         DW      General chips, indents - MG and painted
------------------------------------------------------------------------------------------------------------------------------------
6945        Plant - 1      Basement     Door B30         DW      Fire seal strips damaged
------------------------------------------------------------------------------------------------------------------------------------
6949        Plant - 1      Basement     Door B30         DW      Mitre to top RHS (corridor side) to be improved
------------------------------------------------------------------------------------------------------------------------------------
6952        Cleaners       Basement     Door B18         DW      Damage to door RHS of 'D' handle
------------------------------------------------------------------------------------------------------------------------------------
6953        Cleaners       Basement     Door B18         DW      End of door - paint quality poor, also lump in door adj to top of push plate
------------------------------------------------------------------------------------------------------------------------------------
6958        LMR - B        Basement     Door B19         DW      (Inside LMR) top LH architrave - cut in-accurately - to be made good
------------------------------------------------------------------------------------------------------------------------------------
6969        EL 12 Plen     Basement     Door B3          DW      Screw holes make good to be improved
------------------------------------------------------------------------------------------------------------------------------------
6970        EL 12 Plen     Basement     Door B3          DW      Final clean, make good and paintwork touch up
------------------------------------------------------------------------------------------------------------------------------------
7033        Internal       Lower Grou   Bay 16/17        DW      Outer core - gap between architrave and board
------------------------------------------------------------------------------------------------------------------------------------
7035        Internal       Lower Grou   Bay 16/17        OW      Core door - draft exluder missing from overpanel?
------------------------------------------------------------------------------------------------------------------------------------
7037        Internal       Lower Grou   Bay 16/17        DW      Core door - damage/dents to door of architraves, nail fillings visible
------------------------------------------------------------------------------------------------------------------------------------
7127        All            Basement     General          DW      Doors damaged - marked and dirty
------------------------------------------------------------------------------------------------------------------------------------
7129        All            Basement     General          DW      Holes in architrave to be filled
------------------------------------------------------------------------------------------------------------------------------------
7130        All            Basement     General          DW      Screw heads showing through
------------------------------------------------------------------------------------------------------------------------------------
7131        All            Basement     General          DW      Gap between blockwork and frame to be completed
------------------------------------------------------------------------------------------------------------------------------------
7174        Restauran      Basement     Door B50         DW      Door to be cleaned down yellow packer and bottom of frame (LGS) to be cut back, also made good and painted where required
------------------------------------------------------------------------------------------------------------------------------------
7175        Restauran      Basement     Door B50         DW      Screw made good to be improved
------------------------------------------------------------------------------------------------------------------------------------
7176        North Corr     Basement     Door B11         DW      Door to be cleaned, especially push plates, made good and painted
------------------------------------------------------------------------------------------------------------------------------------
7191        LMR A          Basement     Door B8          DW      Door to be cleaned, made good and painted, especially mitres
------------------------------------------------------------------------------------------------------------------------------------
7202        Plant - 3      Basement     Door B79         DW      Making good required to end of door above lock
------------------------------------------------------------------------------------------------------------------------------------
7203        Plant - 3      Basement     Door B79         DW      Plenum side - RHS at LL - packer to be cut back and mastic made good
------------------------------------------------------------------------------------------------------------------------------------
7205        Plant - 3      Basement     Door B79         DW      Cill to be cleaned down and made good and painted if required
------------------------------------------------------------------------------------------------------------------------------------
7206        Plant - 3      Basement     Door B79         DW      Mastic to be completed to cill on plantroom side
------------------------------------------------------------------------------------------------------------------------------------
7207        Plant - 3      Basement     Door B79         DW      To be fitted
------------------------------------------------------------------------------------------------------------------------------------
7220        Plant - 2      Basement     Door 33          DW      Painters mate required to blockwork/frame junction
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
6931           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6931
------------------------------------------------------------------------------------------------------------------------------------
6932           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6932
------------------------------------------------------------------------------------------------------------------------------------
6934           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6934
------------------------------------------------------------------------------------------------------------------------------------
6935           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6935
------------------------------------------------------------------------------------------------------------------------------------
6936           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6936
------------------------------------------------------------------------------------------------------------------------------------
6940           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6940
------------------------------------------------------------------------------------------------------------------------------------
6942           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6942
------------------------------------------------------------------------------------------------------------------------------------
6945           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6945
------------------------------------------------------------------------------------------------------------------------------------
6949           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6949
------------------------------------------------------------------------------------------------------------------------------------
6952           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6952
------------------------------------------------------------------------------------------------------------------------------------
6953           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6953
------------------------------------------------------------------------------------------------------------------------------------
6958           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6958
------------------------------------------------------------------------------------------------------------------------------------
6969           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6969
------------------------------------------------------------------------------------------------------------------------------------
6970           Mace Limited - MPH                   27/11/97     04/12/97           o                                 6970
------------------------------------------------------------------------------------------------------------------------------------
7033           Rolfe Judd Architecture Ltd - CT     28/11/97     05/12/97           o                                 7033
------------------------------------------------------------------------------------------------------------------------------------
7035           Rolfe Judd Architecture Ltd - CRT    28/11/97     05/12/97           o                                 7035
------------------------------------------------------------------------------------------------------------------------------------
7037           Rolfe Judd Architecture Ltd - CT     28/11/97     05/12/97           o                                 7037
------------------------------------------------------------------------------------------------------------------------------------
7127           Rolfe Judd Architecture Ltd - GF     30/11/97     08/12/97           o                                 7127
------------------------------------------------------------------------------------------------------------------------------------
7129           Rolfe Judd Architecture Ltd - GF     30/11/97     08/12/97           o                                 7129
------------------------------------------------------------------------------------------------------------------------------------
7130           Rolfe Judd Architecture Ltd - GF     30/11/97     08/12/97           o                                 7130
------------------------------------------------------------------------------------------------------------------------------------
7131           Rolfe Judd Architecture Ltd - GF     30/11/97     08/12/97           o                                 7131
------------------------------------------------------------------------------------------------------------------------------------
7174           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7174
------------------------------------------------------------------------------------------------------------------------------------
7175           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7175
------------------------------------------------------------------------------------------------------------------------------------
7176           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7176
------------------------------------------------------------------------------------------------------------------------------------
7191           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7191
------------------------------------------------------------------------------------------------------------------------------------
7202           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7202
------------------------------------------------------------------------------------------------------------------------------------
7203           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7203
------------------------------------------------------------------------------------------------------------------------------------
7205           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7205
------------------------------------------------------------------------------------------------------------------------------------
7206           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7206
------------------------------------------------------------------------------------------------------------------------------------
7207           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7207
------------------------------------------------------------------------------------------------------------------------------------
7220           Mace Limited - MPH                   30/11/97     08/12/97           o                                 7220
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 4                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7221        Plant -2       Basement     Access pan       DW      Rubs on frame - difficult to open, requires plaining
------------------------------------------------------------------------------------------------------------------------------------
7224        Plant -2       Basement     Access Pan       DW      Paint quality improved to frame (adjacent hinges)
------------------------------------------------------------------------------------------------------------------------------------
7225        LMR C          Basement     Door 34          DW      General clean down, made good and painted
------------------------------------------------------------------------------------------------------------------------------------
7226        LMR C          Basement     Door 34          DW      Making good to frame to be improved to architrave (inside LMR)
                                                                 adjacent to light switch
------------------------------------------------------------------------------------------------------------------------------------
7231        LMR C          Basement     Door 34          DW      Door handle and lock scratched, make good
------------------------------------------------------------------------------------------------------------------------------------
7233        Post Rm        Basement     Door B36         DW      Cill to be cleaned down, made good and painted if required
------------------------------------------------------------------------------------------------------------------------------------
7267        Internal       Ground                        DW      New filling to maple doors not acceptable
------------------------------------------------------------------------------------------------------------------------------------
7281        Toilet (S)     Basement                      DW      2 Nr. holes behind radiator to be made good
------------------------------------------------------------------------------------------------------------------------------------
7310        Post Roo       Basement                      DW      Paint adjacent to cistern to be made good
------------------------------------------------------------------------------------------------------------------------------------
7358        Plenums        Basement     1/A-H            DW      Door stop required to top of door from boiler room
------------------------------------------------------------------------------------------------------------------------------------
7473        Core A         5th Floor    Lobby            DW      Lobby door architrave mitres to be improved both sides
------------------------------------------------------------------------------------------------------------------------------------
7474        Core A         5th Floor    Lobby            DW      MV door - french polishing to be completed
------------------------------------------------------------------------------------------------------------------------------------
7480        Core A         5th Floor    Core             DW      Lobby door (core side) make good around sign
------------------------------------------------------------------------------------------------------------------------------------
7509        Core A         4th Floor    Lobby            DW      MV door - mitres to be filled, nail holes fitted and door and french polishing generally
------------------------------------------------------------------------------------------------------------------------------------
7515        Core A         4th Floor    Lobby            DW      Lobby door - make good around top lock in 1/4 door
------------------------------------------------------------------------------------------------------------------------------------
7531        Core A         3rd Floor    Core             DW      Arris to door damaged - make good and paint
------------------------------------------------------------------------------------------------------------------------------------
7583        Core A         2nd Floor    Lobby            DW      MV Door - French polishing to be completed
------------------------------------------------------------------------------------------------------------------------------------
7596        Core A         1st Floor    Core             DW      Lobby door - 'D' handle and ironmongery to be cleaned down
------------------------------------------------------------------------------------------------------------------------------------
7603        Core A         1st Floor    Lobby            DW      MV Door - french polishing to be completed
------------------------------------------------------------------------------------------------------------------------------------
7604        Core A         1st Floor    Lobby            DW      MV Door - paint to be cleaned from door
------------------------------------------------------------------------------------------------------------------------------------
7607        Core A         1st Floor    Lobby            DW      MV Door - LH architrave to be made good
------------------------------------------------------------------------------------------------------------------------------------
7608        Core A         1st Floor    Lobby            DW      MV Door - gap between architrave and drylining unacceptable
------------------------------------------------------------------------------------------------------------------------------------
7630        Core A         Ground       Core             DW      Lobby Door - damage to architrave to be made good
------------------------------------------------------------------------------------------------------------------------------------
7634        Core A         Ground       Lobby            DW      MV door - door is damaged in corners/arrises made good and french polish whole door
------------------------------------------------------------------------------------------------------------------------------------
7635        Core A         Ground       Lobby            DW      MV Door - overpanel damaged in the corner (bottom left hand side)
------------------------------------------------------------------------------------------------------------------------------------
7661        Core C         4th Floor    Core             DW      Sign to lobby door damaged and screws to be replaced, countersunk aluminium screws
------------------------------------------------------------------------------------------------------------------------------------
7662        Core C         4th Floor    Core             DW      Architrave damaged at high level - to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
7744        Core C         Ground       Core             DW      Door does not self close
------------------------------------------------------------------------------------------------------------------------------------
7771        Core C         Lower Grou   Core             DW      Well Door - Chip to be made good at Low level
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7221           Mace Limited - MPH                    30/11/97     08/12/97           o                                7221
------------------------------------------------------------------------------------------------------------------------------------
7224           Mace Limited - MPH                    30/11/97     08/12/97           o                                7224
------------------------------------------------------------------------------------------------------------------------------------
7225           Mace Limited - MPH                    30/11/97     08/12/97           o                                7225
------------------------------------------------------------------------------------------------------------------------------------
7226           Mace Limited - MPH                    30/11/97     08/12/97           o                                7226
------------------------------------------------------------------------------------------------------------------------------------
7231           Mace Limited - MPH                    30/11/97     08/12/97           o                                7231
------------------------------------------------------------------------------------------------------------------------------------
7233           Mace Limited - MPH                    30/11/97     08/12/97           o                                7233
------------------------------------------------------------------------------------------------------------------------------------
7267           Rolfe Judd Architecture Ltd. - GF     30/11/97     08/12/97           o                                7267
------------------------------------------------------------------------------------------------------------------------------------
7281           Mace Limited - MPH                    03/12/97     10/12/97           o                                7281
------------------------------------------------------------------------------------------------------------------------------------
7310           Mace Limited - MPH                    03/12/97     10/12/97           o                                7310
------------------------------------------------------------------------------------------------------------------------------------
7358           Mace Limited - MPH                    03/12/97     10/12/97           o                                7358
------------------------------------------------------------------------------------------------------------------------------------
7473           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7473
------------------------------------------------------------------------------------------------------------------------------------
7474           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7474
------------------------------------------------------------------------------------------------------------------------------------
7480           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7480
------------------------------------------------------------------------------------------------------------------------------------
7509           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7509
------------------------------------------------------------------------------------------------------------------------------------
7515           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7515
------------------------------------------------------------------------------------------------------------------------------------
7531           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7531
------------------------------------------------------------------------------------------------------------------------------------
7583           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7583
------------------------------------------------------------------------------------------------------------------------------------
7596           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7596
------------------------------------------------------------------------------------------------------------------------------------
7603           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7603
------------------------------------------------------------------------------------------------------------------------------------
7604           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7604
------------------------------------------------------------------------------------------------------------------------------------
7607           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7607
------------------------------------------------------------------------------------------------------------------------------------
7608           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7608
------------------------------------------------------------------------------------------------------------------------------------
7630           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7630
------------------------------------------------------------------------------------------------------------------------------------
7634           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7634
------------------------------------------------------------------------------------------------------------------------------------
7635           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7635
------------------------------------------------------------------------------------------------------------------------------------
7661           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7661
------------------------------------------------------------------------------------------------------------------------------------
7662           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7662
------------------------------------------------------------------------------------------------------------------------------------
7744           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7744
------------------------------------------------------------------------------------------------------------------------------------
7771           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7771
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 5                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7778        Core B         5th Floor    Lobby            DW      South Wall - toilet wall at junction with curtain wall door LL, recess trim to be continued to underside of raised floor
------------------------------------------------------------------------------------------------------------------------------------
7779        Core B         5th Floor    Lobby            DW      South Wall - toilet wall at junction with cladding - cracked at junction with door frame - mastic
------------------------------------------------------------------------------------------------------------------------------------
7785        Core B         5th Floor    Lobby            DW      MV door opposite to male toilet - clean down, french polished and made good
------------------------------------------------------------------------------------------------------------------------------------
7786        Core B         5th Floor    Lobby            DW      MV Door - architrave at office side rough, requires filling and polishing
------------------------------------------------------------------------------------------------------------------------------------
7789        Core B         5th Floor    Lobby            DW      External corner to RHS of female toilet door to be improved
------------------------------------------------------------------------------------------------------------------------------------
7790        Core B         5th Floor    Lobby            DW      Complete taping and jointing above male female toilet door
------------------------------------------------------------------------------------------------------------------------------------
7797        Core B         5th Floor    Lobby            DW      MV Door - Filling of mitres to be improved
------------------------------------------------------------------------------------------------------------------------------------
7844        Core B         2nd Floor    Lobby            DW      Lobby Door - make good generally all damage and paint/touch up
------------------------------------------------------------------------------------------------------------------------------------
7845        Core B         All          General          DW      MV Door - Architrave to be cut to level of fit out raised floor
                                                                 (all doors)
------------------------------------------------------------------------------------------------------------------------------------
7853        Core B         1st Floor    Lobby            DW      MV Door - Remove paint from architrave at HL RHS
------------------------------------------------------------------------------------------------------------------------------------
7881        Core B         Lower Grou   Lobby            DW      Lobby Corridor (outer lobby) - MV door to be french polished.
------------------------------------------------------------------------------------------------------------------------------------
7982        Plenums        Lower Grou   1-2/H            DW      Detail of the door to be resolved - currently un-acceptable
------------------------------------------------------------------------------------------------------------------------------------
7984        Plenums        Lower Grou   1-2/H            DW      Skirting detail to be completed - below access hatch.
------------------------------------------------------------------------------------------------------------------------------------
8063        Internal       5th Floor    Core A           DW      Make good gap between P/B and door architrave
------------------------------------------------------------------------------------------------------------------------------------
8269        Core C         All          General          DW      Lobbys - MV Doors to be cleaned, chips made good and french polished.
------------------------------------------------------------------------------------------------------------------------------------
8774        Core C         Basement     A/7-E            DW      Budget locks to be provided to Core C outer lobby
------------------------------------------------------------------------------------------------------------------------------------
8775        Core A         Basement     -                DW      Budget locks to be provided to core A lobby smoke vent door
------------------------------------------------------------------------------------------------------------------------------------
8810        Lift 6         Lower Grou   Door LG38        DW      Ironmongery to be fitted, top coat of paint to be completed.
------------------------------------------------------------------------------------------------------------------------------------
8811        Entrance       Ground                        DW      Push plate to be fitted to main entrance side door onto office area.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7778           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7778
------------------------------------------------------------------------------------------------------------------------------------
7779           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7779
------------------------------------------------------------------------------------------------------------------------------------
7785           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7785
------------------------------------------------------------------------------------------------------------------------------------
7786           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7786
------------------------------------------------------------------------------------------------------------------------------------
7789           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7789
------------------------------------------------------------------------------------------------------------------------------------
7790           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7790
------------------------------------------------------------------------------------------------------------------------------------
7797           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7797
------------------------------------------------------------------------------------------------------------------------------------
7844           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7844
------------------------------------------------------------------------------------------------------------------------------------
7845           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7845
------------------------------------------------------------------------------------------------------------------------------------
7853           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7853
------------------------------------------------------------------------------------------------------------------------------------
7881           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7881
------------------------------------------------------------------------------------------------------------------------------------
7982           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                7982
------------------------------------------------------------------------------------------------------------------------------------
7984           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                7984
------------------------------------------------------------------------------------------------------------------------------------
8063           Rolfe Judd Architecture Ltd. - GF     05/12/97     12/12/97           o                                8063
------------------------------------------------------------------------------------------------------------------------------------
8269           Rolfe Judd Ltd - KG                   05/12/97     12/12/97           o                                8269
------------------------------------------------------------------------------------------------------------------------------------
8774           Mace Limited - MPH                    08/12/97     15/12/97           o                                8774
------------------------------------------------------------------------------------------------------------------------------------
8775           Mace Limited - MPH                    08/12/97     15/12/97           o                                8775
------------------------------------------------------------------------------------------------------------------------------------
8810           Mace Limited - MPH                    08/12/97     15/12/97           o                                8810
------------------------------------------------------------------------------------------------------------------------------------
8811           Mace Limited - MPH                    08/12/97     15/12/97           o                                8811
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Totals for package 4200    Toilet Fit-Out                       Total number of snags                 156
                           H L Smith Construction Limited       Number of snags uncleared, by Mace    156       by team 156
                                                                Number of overdue snags               156
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 6                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4200 - 4200                            One Carter Lane
                 Status   Only uncleared snags listed

                                                                                                            Overdue?      Not by PC?
                                                                                                       Action
NR    Zone    Floor    Grid Ref.   Type     Description   Originator                        Logged     Before     Cleared by      Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4200               Toilet Fit-out                                                             H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 156
                                                                 Number of snags uncleared, by Mace    156       by team 156
                                                                 Number of overdue snags               156
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 7                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4500 - 4500                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref         Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4500               Architectural Metalwork                                                       R Glazzard (Dudley) Limited
------------------------------------------------------------------------------------------------------------------------------------
3927        Restaurant     Ground                        OW      Complete S/S handrail to west balcony
------------------------------------------------------------------------------------------------------------------------------------
6329        Core A         Basement                      DW      Basement 1/2 landing-bottom screw to perimeter handrail bracket currently spans movement joint
------------------------------------------------------------------------------------------------------------------------------------
7307        Basement       Basement     General          DW      All smoke vents to be cleaned, writing removed, dents dressed out
------------------------------------------------------------------------------------------------------------------------------------
7371        Terraces       5th Floor    Elevation 2      DW      Packers unacceptable under corner posts, mastic?
------------------------------------------------------------------------------------------------------------------------------------
7379        Terraces       5th Floor    Elevation 1      DW      Corner post/stool to ext. bay 49 not fixed correctly
------------------------------------------------------------------------------------------------------------------------------------
7398        Terraces       5th Floor    Elevation 2      DW      Paint stains to top rail
------------------------------------------------------------------------------------------------------------------------------------
7399        Terraces       5th Floor    Elevation 3      DW      Corner balcony guard bay 61 - joints on top rail incorrect
------------------------------------------------------------------------------------------------------------------------------------
7430        Terraces       5th Floor    Elevation 11     DW      Small return top rail wrong length - not mitreing correctly
------------------------------------------------------------------------------------------------------------------------------------
7617        Core C         All          Core             DW      Handrail brackets on stringer - all bolts to be checked that they are fixed level and washers are provided.
------------------------------------------------------------------------------------------------------------------------------------
7669        Core C         4th Floor    All              DW      1/2 Landing - All handrail fixings to be flush with wall
------------------------------------------------------------------------------------------------------------------------------------
7677        Core C         All          General          DW      3rd - 3rd Floor 1/2 landing - Support brackets missing, just below landing level
------------------------------------------------------------------------------------------------------------------------------------
7805        Core B         All          General          DW      Handrail brackets fixing to stringer and wall to be filled so no gap evident
------------------------------------------------------------------------------------------------------------------------------------
7814        Core B         5th Floor    Core             DW      1/2 Landing - Timber handrail marked at corner
------------------------------------------------------------------------------------------------------------------------------------
7836        Core B         3rd Floor    Core             DW      1/2 Landing - Joint to west handrail unacceptable (gap evident)
------------------------------------------------------------------------------------------------------------------------------------
7841        Core B         2nd Floor    Core             DW      Handrail brackets loose - 1st and 2nd bracket up from 2nd fire landing
------------------------------------------------------------------------------------------------------------------------------------
7935        Plenums        Basement     2-3/A            DW      Support grille for plenum grille (adjacent to granite) to be fixed in the centre.
------------------------------------------------------------------------------------------------------------------------------------
8080        Core A         Basement     Core             DW      Fixed blade louvre - screw fixings poor & paint quality to be improved.
------------------------------------------------------------------------------------------------------------------------------------
8556        External       Ground       General          DW      Line level grilles and level with paving
------------------------------------------------------------------------------------------------------------------------------------
8751        External       Colonnade    General          DW      Clean grilles, line level, brackets to follow
------------------------------------------------------------------------------------------------------------------------------------
8761        Core B         All                           DW      Complete fixings to brackets underside timber handrail (both well
                                                                 & perimeter rails)
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4500               Architectural Metalwork                                                       R Glazzard (Dudley) Limited
------------------------------------------------------------------------------------------------------------------------------------
3927           Mace Limited - CT                     06/10/97     13/10/97           o                                3927
------------------------------------------------------------------------------------------------------------------------------------
6329           Mace Limited - MPH                    18/11/97     25/11/97           o                                6329
------------------------------------------------------------------------------------------------------------------------------------
7307           Rolfe Judd Architecture Ltd. - MPH    03/12/97     10/12/97           o                                7307
------------------------------------------------------------------------------------------------------------------------------------
7371           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7371
------------------------------------------------------------------------------------------------------------------------------------
7379           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7379
------------------------------------------------------------------------------------------------------------------------------------
7398           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7398
------------------------------------------------------------------------------------------------------------------------------------
7399           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7399
------------------------------------------------------------------------------------------------------------------------------------
7430           Rolfe Judd Architecture Ltd. - CT     03/12/97     10/12/97           o                                7430
------------------------------------------------------------------------------------------------------------------------------------
7617           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7617
------------------------------------------------------------------------------------------------------------------------------------
7669           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7669
------------------------------------------------------------------------------------------------------------------------------------
7677           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7677
------------------------------------------------------------------------------------------------------------------------------------
7805           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7805
------------------------------------------------------------------------------------------------------------------------------------
7814           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7814
------------------------------------------------------------------------------------------------------------------------------------
7836           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7836
------------------------------------------------------------------------------------------------------------------------------------
7841           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7841
------------------------------------------------------------------------------------------------------------------------------------
7935           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7935
------------------------------------------------------------------------------------------------------------------------------------
8080           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8080
------------------------------------------------------------------------------------------------------------------------------------
8556           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                                8556
------------------------------------------------------------------------------------------------------------------------------------
8751           Rolfe Judd Architecture Ltd. - GF     08/12/97     15/12/97           o                                8751
------------------------------------------------------------------------------------------------------------------------------------
8761           Mace Limited - MMPH                   08/12/97     15/12/97           o                                8761
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Totals for package 4500    Architectural Metalwork               Total number of snags                 20
                           R Glazzard (Dudley) Limited           Number of snags uncleared, by Mace    20        by team 20
                                                                 Number of overdue snags               20
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

SNAGGING REPORT      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4500 - 4500                            One Carter Lane
                 Status   Only uncleared snags listed

                                                                                                            Overdue?      Not by PC?
                                                                                                       Action
NR    Zone    Floor    Grid Ref.   Type     Description   Originator                        Logged     Before     Cleared by      Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4500               Architectural Metalwork                                                       R Glazzard (Dudley) Limited
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 20
                                                                 Number of snags uncleared, by Mace    20        by team 20
                                                                 Number of overdue snags               20
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4575 - 4575                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4575               Metal Doors                                                   Henderson Bostwick Industrial Doors Limited
------------------------------------------------------------------------------------------------------------------------------------
3554        North Corr     Basement                      OW      RS4, 5 & 6 - Inspection to the fireproofing to the back of the
                                                                 Rolfer shutter once Fire-proofing completed to behind the shutter boxes, (blockwork not formed due to close proximity of services.)
------------------------------------------------------------------------------------------------------------------------------------
3557        General        Basement                      OW      All Rolfer shutters (No.s Rs1, 2, 3, 4, 5, 6, 7, 8, 12)
                                                                 commissioned and test certificate forwarded to Mace.
------------------------------------------------------------------------------------------------------------------------------------
3562        General        Lower Grou                    OW      Final clean and offer for inspection of all Metal Doors Ref No.s
                                                                 B26M, LG36, LG29.)
------------------------------------------------------------------------------------------------------------------------------------
6371        General        Basement                      OW      Detailed Specification to be issued (as according to the Trade
                                                                 Contract.)
------------------------------------------------------------------------------------------------------------------------------------
6375        Sprinkler      Lower Grou                    DW      'D' handle to door reference LG39m to be changed for a 'D' handle which is RAL 7021 (similar to the door.)
------------------------------------------------------------------------------------------------------------------------------------
6376        Ramp           Basement                      DW      External push button to RS8 - conduit running down external face of the galvanised steel channel to be removed - conduit to exit push button box from the back, so as not visible.
------------------------------------------------------------------------------------------------------------------------------------
7299        General        Basement                      DW      All Rolfer shutters and metal doors to be cleaned down generally
------------------------------------------------------------------------------------------------------------------------------------
7303        Restaurant     Ground                        DW      RS7 - Marks to be cleaned down on HL box
------------------------------------------------------------------------------------------------------------------------------------
7305        Sprinkler      Lower Grou                    DW      Metal door to be adjusted, does not close fully on closure
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4575               Metal Doors                                                   Henderson Bostwick Industrial Doors Limited
------------------------------------------------------------------------------------------------------------------------------------
3554           Mace Limited - MPH                    02/10/97     09/10/97           o                                3554
------------------------------------------------------------------------------------------------------------------------------------
3557           Mace Limited - MPH                    02/10/97     09/10/97           o                                3557
------------------------------------------------------------------------------------------------------------------------------------
3562           Mace Limited - MPH                    02/10/97     09/10/97           o                                3562
------------------------------------------------------------------------------------------------------------------------------------
6371           Mace Limited - MPH                    18/11/97     25/11/97           o                                6371
------------------------------------------------------------------------------------------------------------------------------------
6375           Mace Limited - MPH                    18/11/97     25/11/97           o                                6375
------------------------------------------------------------------------------------------------------------------------------------
6376           Mace Limited - MPH                    18/11/97     25/11/97           o                                6376
------------------------------------------------------------------------------------------------------------------------------------
7299           Mace Limited - MPH                    13/12/97     10/12/97           o                                7299
------------------------------------------------------------------------------------------------------------------------------------
7303           Mace Limited - MPH                    13/12/97     10/12/97           o                                7303
------------------------------------------------------------------------------------------------------------------------------------
7305           Mace Limited - MPH                    13/12/97     10/12/97           o                                7305
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 4575    Metal Doors                           Total number of snags                 9
                           Henderson Bostwick Industrial Doors   Number of snags uncleared, by Mace    9         by team 9
                            Limited                              Number of overdue snags               9
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 9
                                                                 Number of snags uncleared, by Mace    9         by team 9
                                                                 Number of overdue snags               9
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4750 - 4750                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4750               Entrance Hall Fit-out                                                A Davies & Co. (Shopfitters) Limited
------------------------------------------------------------------------------------------------------------------------------------
7457        Entrance       Ground       Elev. 1          DW      Damaged linear grille at high level ceiling to entrance at junction with fin
------------------------------------------------------------------------------------------------------------------------------------
7460        Entrance       Ground       Elev. 1          DW      Limestone wall chipped - 3rd course from ceiling (L/H wall viewed internally)
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4750               Entrance Hall Fit-out                                                A Davies & Co. (Shopfitters) Limited
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
7457           Rolfe Judd Architecture Ltd. - CG     03/12/97    10/12/97           o                                7457
------------------------------------------------------------------------------------------------------------------------------------
7460           Rolfe Judd Architecture Ltd. - CG     03/12/97    10/12/97           o                                7460
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 4570    Entrance Hall Fit-out                 Total number of snags                 2
                           A Davies & Co. (Shopfitters) Limited  Number of snags uncleared, by Mace    2         by team 2
                                                                 Number of overdue snags               2
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 2
                                                                 Number of snags uncleared, by Mace    2         by team 2
                                                                 Number of overdue snags               2
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4755 - 4755                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
5680        Core C         2nd Floor    Lobby            DW      Core door above bottom hinge, chip evident to door to be made good
------------------------------------------------------------------------------------------------------------------------------------
5716        Core B         2nd Floor    Lobby            DW      Lobby door - generally to be made good and paint quality improved
                                                                 (all chips and indents removed
------------------------------------------------------------------------------------------------------------------------------------
5729        Core A         2nd Floor    Lobby            DW      Lobby door - all marks and indents to be made good and paint quality to be improved
------------------------------------------------------------------------------------------------------------------------------------
5955        Core A         3rd Floor    Lobby            DW      Core door: Chips and indents to the side of door and also 1/4 door of side - to be made good and decorated
------------------------------------------------------------------------------------------------------------------------------------
5958        Core A         3rd Floor    Lobby            DW      Core Door: Paint peeling - adj to top hinge
------------------------------------------------------------------------------------------------------------------------------------
5974        Core B         3rd Floor    Lobby            DW      Core Door: paint on hinges-door to be cleaned down and made good where required
------------------------------------------------------------------------------------------------------------------------------------
5976        Core B         3rd Floor    Lobby            DW      Core Door (1/2 Door): Chips to be made good to side (adj seal brushes)
------------------------------------------------------------------------------------------------------------------------------------
6168        Core A         Ground                        DW      Core Door (Painted): MG required to 1/4 door lock keep-on
                                                                 architrave
------------------------------------------------------------------------------------------------------------------------------------
6187        Core B         Ground                        DW      Core Door (Painted): Door to be cleaned down and MG and paint all chips/indents etc.
------------------------------------------------------------------------------------------------------------------------------------
6192        Core B         Ground                        DW      Core Door (Painted): Paint quality not sharp either side of black seal strip
------------------------------------------------------------------------------------------------------------------------------------
6238        Core C         Ground                        DW      Core Door: Architrave mitres-Excess filler to be rubbed down and repainted
------------------------------------------------------------------------------------------------------------------------------------
6607        Core B         Lower Grou   Single Elect     DW      Making good required to frame R/H side (rubbed down and paint touched up)
------------------------------------------------------------------------------------------------------------------------------------
6621        Core B         Lower Grou   Mech. Door       DW      Door to have final clean down, made good if required
------------------------------------------------------------------------------------------------------------------------------------
6634        Core C         Lower Grou   Mech. Door       DW      Head of frame adjacent to metal seal to be made good and painted
------------------------------------------------------------------------------------------------------------------------------------
6768        Toller Corr    Basement                      DW      Painters mate to all gaps between architrave and blockwork
------------------------------------------------------------------------------------------------------------------------------------
7274        North Corr     Basement                      DW      North Corridor (unpainted) - SV sign missing from HL smoke vent
                                                                 (at junction of north/west corridor)
------------------------------------------------------------------------------------------------------------------------------------
7481        Core A         5th Floor    Core             DW      Make good damage
------------------------------------------------------------------------------------------------------------------------------------
7489        Core A         5th Floor    Core             DW      Make good dry riser box at low level (especially external corners)
------------------------------------------------------------------------------------------------------------------------------------
7501        Core A         4th Floor    Core             DW      Make good paintwork to lobby door, also 'D' handle loose
------------------------------------------------------------------------------------------------------------------------------------
7503        Core A         4th Floor    Lobby            DW      Lobby door - clean, fill and re-paint (especially at high level)
------------------------------------------------------------------------------------------------------------------------------------
7518        Core A         All          Lobby            DW      Make good paintwork below power socket
------------------------------------------------------------------------------------------------------------------------------------
7522        Core A         4th Floor    Core             DW      Make good cladding wall plasterboard between wall and stringer of stairs
------------------------------------------------------------------------------------------------------------------------------------
7525        Core A         4th Floor    Core             DW      Soffit to 4th (1/2 landing) to 3rd floor - pin holes not filled, make good
------------------------------------------------------------------------------------------------------------------------------------
7530        Core A         3rd Floor    Core             DW      'Fire door keep shut' signed to be replaced
------------------------------------------------------------------------------------------------------------------------------------
7562        Core A         3rd Floor    Core             DW      Concrete stringer for 4th floor (1/2 landing) to be made good and re-painted
------------------------------------------------------------------------------------------------------------------------------------
7567        Core A         3rd Floor    Core             DW      1/2 landing - shaft wall at landing - splatter marks on wall
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
5680           Mace Limited - MPH                    07/11/97     14/11/97           o                                5680
------------------------------------------------------------------------------------------------------------------------------------
5716           Mace Limited - MPH                    07/11/97     14/11/97           o                                5716
------------------------------------------------------------------------------------------------------------------------------------
5729           Mace Limited - MPH                    07/11/97     14/11/97           o                                5729
------------------------------------------------------------------------------------------------------------------------------------
5955           Mace Limited - MPH                    13/11/97     20/11/97           o                                5955
------------------------------------------------------------------------------------------------------------------------------------
5958           Mace Limited - MPH                    13/11/97     20/11/97           o                                5958
------------------------------------------------------------------------------------------------------------------------------------
5974           Mace Limited - MPH                    13/11/97     20/11/97           o                                5974
------------------------------------------------------------------------------------------------------------------------------------
5976           Mace Limited - MPH                    13/11/97     20/11/97           o                                5976
------------------------------------------------------------------------------------------------------------------------------------
6168           Mace Limited - MPH                    17/11/97     24/11/97           o                                6168
------------------------------------------------------------------------------------------------------------------------------------
6187           Mace Limited - MPH                    17/11/97     24/11/97           o                                6187
------------------------------------------------------------------------------------------------------------------------------------
6192           Mace Limited - MPH                    17/11/97     24/11/97           o                                6192
------------------------------------------------------------------------------------------------------------------------------------
6238           Mace Limited - MPH                    17/11/97     24/11/97           o                                6238
------------------------------------------------------------------------------------------------------------------------------------
6607           Mace Limited - MPH                    23/11/97     01/12/97           o                                6607
------------------------------------------------------------------------------------------------------------------------------------
6621           Mace Limited - MPH                    23/11/97     01/12/97           o                                6621
------------------------------------------------------------------------------------------------------------------------------------
6634           Mace Limited - MPH                    23/11/97     01/12/97           o                                6634
------------------------------------------------------------------------------------------------------------------------------------
6768           Mace Limited - MPH                    25/11/97     02/12/97           o                                6768
------------------------------------------------------------------------------------------------------------------------------------
7274           Mace Limited - MPH                    03/12/97     10/12/97           o                                7274
------------------------------------------------------------------------------------------------------------------------------------
7481           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7481
------------------------------------------------------------------------------------------------------------------------------------
7489           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7489
------------------------------------------------------------------------------------------------------------------------------------
7501           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7501
------------------------------------------------------------------------------------------------------------------------------------
7503           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7503
------------------------------------------------------------------------------------------------------------------------------------
7518           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7518
------------------------------------------------------------------------------------------------------------------------------------
7522           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7522
------------------------------------------------------------------------------------------------------------------------------------
7525           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7525
------------------------------------------------------------------------------------------------------------------------------------
7530           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7530
------------------------------------------------------------------------------------------------------------------------------------
7562           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7562
------------------------------------------------------------------------------------------------------------------------------------
7567           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7567
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4755 - 4755                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7570        Core A         2nd Floor    Core             DW      Lobby door - damage to architrave - fill and re-paint
------------------------------------------------------------------------------------------------------------------------------------
7575        Core A         2nd Floor    Lobby            DW      Lobby door - make good all damage and repaint
------------------------------------------------------------------------------------------------------------------------------------
7576        Core A         2nd Floor    Lobby            DW      Lobby door - mitres unacceptable
------------------------------------------------------------------------------------------------------------------------------------
7577        Core A         2nd Floor    Lobby            DW      Paint cutting in around dry riser box to be improved
------------------------------------------------------------------------------------------------------------------------------------
7584        Core C         All          Core             DW      Clean glue over-spill on stringer & nosings - general comment to all floors.
------------------------------------------------------------------------------------------------------------------------------------
7586        Core C         All          Core             DW      Vinyl in certain locations coming away - not stuck down
                                                                 sufficiently - all levels to be checked and re-stuck where required.
------------------------------------------------------------------------------------------------------------------------------------
7587        Core C         All          Core             DW      Threshold detail to be completed to all lobby door threshold.
------------------------------------------------------------------------------------------------------------------------------------
7595        Core A         1st Floor    Core             DW      Lobby door - paint quality to be improved
------------------------------------------------------------------------------------------------------------------------------------
7598        Core C         All          Core             DW      Mastic to vinyl joints to be completed generally.
------------------------------------------------------------------------------------------------------------------------------------
7599        Core C         All          Core             DW      Skirting mitres to be improved generally.
------------------------------------------------------------------------------------------------------------------------------------
7602        Core C         All          Core             DW      Stringer trim to be higher than tread vinyl - (example being 2nd tread down from 1st floor.)
------------------------------------------------------------------------------------------------------------------------------------
7605        Core C         All          Core             DW      1/2 Landing - junction of landing and three step landing leading up, grey nosing strip to run over tread skirting detail - not to be cut in.
------------------------------------------------------------------------------------------------------------------------------------
7613        Core C         All          Core             DW      Vinyl to have all paint cleaned down from vinyl - cleaning quality generally un-acceptable.
------------------------------------------------------------------------------------------------------------------------------------
7614        Core C         All          Core             DW      Vinyl tile pattern to line through with adjacent vinyl tiles -
                                                                 currently un-acceptable in certain locations.
------------------------------------------------------------------------------------------------------------------------------------
7615        Core C         All          Core             DW      1/2 landing - Vinyl to continue around the stringer as the pre-agreed detail - strip missing.
------------------------------------------------------------------------------------------------------------------------------------
7616        Core C         All          Core             DW      Nosing generally not stuck down sufficiently - certain situations vinyl nosings coming away.
------------------------------------------------------------------------------------------------------------------------------------
7618        Core C         All          Core             DW      West face of concrete stringer (adjacent to cladding) to be painted.
------------------------------------------------------------------------------------------------------------------------------------
7663        Core C         4th Floor    Core             DW      3rd tread from top - vinyl not stuck down LH corner
------------------------------------------------------------------------------------------------------------------------------------
7664        Core C         4th Floor    Core             DW      Vinyl backing to riser - not level
------------------------------------------------------------------------------------------------------------------------------------
7666        Core C         All          General          DW      Vinyl detail - junction to three step landing detail not as agreed. Requires finishing off
------------------------------------------------------------------------------------------------------------------------------------
7673        Core C         4th Floor    Core             DW      1/2 Landing - Grey strip to run through into riser black strip
------------------------------------------------------------------------------------------------------------------------------------
7676        Core C         All          General          DW      3rd Floor Landing Flight - 4th/1st tread from 3rd floor - LH vinyl end strip to be continuous (example)
------------------------------------------------------------------------------------------------------------------------------------
7679        Core C         All          General          DW      Stringer - adjacent to cladding (going up) not painted
------------------------------------------------------------------------------------------------------------------------------------
7683        Core C         3rd Floor    Core             DW      Timber fillet missing at high level above core door should run through and stop at dry riser wall
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7570           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7570
------------------------------------------------------------------------------------------------------------------------------------
7575           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7575
------------------------------------------------------------------------------------------------------------------------------------
7576           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7576
------------------------------------------------------------------------------------------------------------------------------------
7577           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7577
------------------------------------------------------------------------------------------------------------------------------------
7584           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7584
------------------------------------------------------------------------------------------------------------------------------------
7586           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7586
------------------------------------------------------------------------------------------------------------------------------------
7587           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7587
------------------------------------------------------------------------------------------------------------------------------------
7595           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7595
------------------------------------------------------------------------------------------------------------------------------------
7598           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7598
------------------------------------------------------------------------------------------------------------------------------------
7599           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7599
------------------------------------------------------------------------------------------------------------------------------------
7602           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7602
------------------------------------------------------------------------------------------------------------------------------------
7605           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7605
------------------------------------------------------------------------------------------------------------------------------------
7613           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7613
------------------------------------------------------------------------------------------------------------------------------------
7614           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7614
------------------------------------------------------------------------------------------------------------------------------------
7615           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7615
------------------------------------------------------------------------------------------------------------------------------------
7616           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7616
------------------------------------------------------------------------------------------------------------------------------------
7618           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7618
------------------------------------------------------------------------------------------------------------------------------------
7663           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7663
------------------------------------------------------------------------------------------------------------------------------------
7664           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7664
------------------------------------------------------------------------------------------------------------------------------------
7666           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7666
------------------------------------------------------------------------------------------------------------------------------------
7673           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7673
------------------------------------------------------------------------------------------------------------------------------------
7676           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7676
------------------------------------------------------------------------------------------------------------------------------------
7679           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7679
------------------------------------------------------------------------------------------------------------------------------------
7683           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7683
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4755 - 4755                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7691        Core C         3rd Floor    Core             DW      1/2 Landing - Vinyl perimweter skirting detail to be improved at junction with movement joint
------------------------------------------------------------------------------------------------------------------------------------
7698        Core C         3rd Floor    Core             DW      1/2 Landing - Standing at lower landing looking directly up -
                                                                 taping and jointing to be made good and paint quality to be improved
------------------------------------------------------------------------------------------------------------------------------------
7702        Core C         2nd Floor    Core             DW      Single window - taping and jointing to be improved to RHS of window jamb at HL and painted
------------------------------------------------------------------------------------------------------------------------------------
7707        Core C         2nd Floor    Core             DW      Dry riser - external corner - metal bead showing, paint touch up required
------------------------------------------------------------------------------------------------------------------------------------
7710        Core C         2nd Floor    Core             DW      1/2 landing - hole to be made good and painted above light fitting
                                                                 (north wall)
------------------------------------------------------------------------------------------------------------------------------------
7716        Core C         1st Floor    Core             DW      Paint quality to be improved around high level light to west wall
------------------------------------------------------------------------------------------------------------------------------------
7723        Core C         1st Floor    Core             DW      Lobby door - to be made good, quality unacceptable
------------------------------------------------------------------------------------------------------------------------------------
7726        Core C         1st Floor    Core             DW      SE internal corner at LL - adjacent to lobby door hinges, taping and jointing to be improved and re-painted
------------------------------------------------------------------------------------------------------------------------------------
7743        Core C         Ground       Core             DW      Dry riser walls - north wall bowed also taping and jointing and painting quality to be improved at low level (around light socket etc)
------------------------------------------------------------------------------------------------------------------------------------
7751        Core C         Ground       Core             DW      1/2 landing - Timber soffit - mitre joints poor, to be improved
------------------------------------------------------------------------------------------------------------------------------------
7756        Core C         Lower Grou   Core             DW      Timber capping skirting - to underside of junction
------------------------------------------------------------------------------------------------------------------------------------
7764        Core C         Lower Grou   Core             DW      Vinyl skirting detail to be completed to central well
------------------------------------------------------------------------------------------------------------------------------------
7768        Core C         Lower Grou   Core             DW      Paint quality to be improved around (and behind) radiator
------------------------------------------------------------------------------------------------------------------------------------
7776        Core C         Lower Grou   Core             DW      1/2 Landing - Cladding wall - paint to be finished to above light fitting
------------------------------------------------------------------------------------------------------------------------------------
7807        Core B         5th Floor    Core             DW      Concrete soffit supporting north shaftwall, filling and painting to be improved at LHS
------------------------------------------------------------------------------------------------------------------------------------
7810        Core B         5th Floor    Core             DW      1/2 landing - Chips to 5th floor soffit to be made good
------------------------------------------------------------------------------------------------------------------------------------
7812        Core B         5th Floor    Core             DW      1/2 Landing - paint quality to be improved under light fitting
------------------------------------------------------------------------------------------------------------------------------------
7816        Core B         4th Floor    Core             DW      Lobby door to be cleaned down touched up and made good
------------------------------------------------------------------------------------------------------------------------------------
7826        Core B         3rd Floor    Core             DW      Make good mitre joint to timber soffit between soffit for landing and soffit for above flight of stairs
------------------------------------------------------------------------------------------------------------------------------------
7827        Core B         3rd Floor    Core             DW      Lobby Door - Make good chips to architrave at HL
------------------------------------------------------------------------------------------------------------------------------------
7828        Core B         3rd Floor    Core             DW      Lobby Door - make good around 1/4 door keep
------------------------------------------------------------------------------------------------------------------------------------
7829        Core B         3rd Floor    Core             DW      Lobby Door - Generally making good marks and dents/chips to door
------------------------------------------------------------------------------------------------------------------------------------
7832        Core B         3rd Floor    Lobby            DW      Touch up paint work and make good
------------------------------------------------------------------------------------------------------------------------------------
7839        Core B         2nd Floor    Core             DW      Make good and paint east wall below light fitting
------------------------------------------------------------------------------------------------------------------------------------
7843        Core B         2nd Floor    Lobby            DW      Lobby Door - Make good around lock and paint
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7691           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7691
------------------------------------------------------------------------------------------------------------------------------------
7698           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7698
------------------------------------------------------------------------------------------------------------------------------------
7702           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7702
------------------------------------------------------------------------------------------------------------------------------------
7707           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7707
------------------------------------------------------------------------------------------------------------------------------------
7710           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7710
------------------------------------------------------------------------------------------------------------------------------------
7716           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7716
------------------------------------------------------------------------------------------------------------------------------------
7723           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7723
------------------------------------------------------------------------------------------------------------------------------------
7726           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7726
------------------------------------------------------------------------------------------------------------------------------------
7743           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7743
------------------------------------------------------------------------------------------------------------------------------------
7751           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7751
------------------------------------------------------------------------------------------------------------------------------------
7756           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7756
------------------------------------------------------------------------------------------------------------------------------------
7764           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7764
------------------------------------------------------------------------------------------------------------------------------------
7768           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7768
------------------------------------------------------------------------------------------------------------------------------------
7776           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7776
------------------------------------------------------------------------------------------------------------------------------------
7807           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7807
------------------------------------------------------------------------------------------------------------------------------------
7810           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7810
------------------------------------------------------------------------------------------------------------------------------------
7812           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7812
------------------------------------------------------------------------------------------------------------------------------------
7816           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7816
------------------------------------------------------------------------------------------------------------------------------------
7826           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7826
------------------------------------------------------------------------------------------------------------------------------------
7827           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7827
------------------------------------------------------------------------------------------------------------------------------------
7828           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7828
------------------------------------------------------------------------------------------------------------------------------------
7829           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7829
------------------------------------------------------------------------------------------------------------------------------------
7832           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7832
------------------------------------------------------------------------------------------------------------------------------------
7839           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7839
------------------------------------------------------------------------------------------------------------------------------------
7843           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7843
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 3                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4755 - 4755                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7847        Core B         2nd Floor    Core             DW      NE internal corner - paint cracking around, and inside the movement joint to be made good
------------------------------------------------------------------------------------------------------------------------------------
7854        Core B         1st Floor    Core             DW      Lobby Door - Make good all chips/indents especially to
                                                                 architrave and re-paint where required
------------------------------------------------------------------------------------------------------------------------------------
7860        Core B         Ground       Core             DW      East Wall - improve paint quality to movement joint
                                                                 (adjacent 1st floor soffit)
------------------------------------------------------------------------------------------------------------------------------------
7861        Core B         Ground       Core             DW      Paint touch up generally
------------------------------------------------------------------------------------------------------------------------------------
7862        Core B         Ground       Core             DW      Make good smoothing compound around staircase corner
------------------------------------------------------------------------------------------------------------------------------------
7863        Core B         Ground       Lobby            DW      MG marks to paintwork - generally
------------------------------------------------------------------------------------------------------------------------------------
7865        Core B         Ground       Lobby            DW      Dents, chips and marks to be MG to architrave and door
                                                                 - re-painted if required.
------------------------------------------------------------------------------------------------------------------------------------
7867        Core B         Ground       Lobby            DW      Lobby door - chip to be MG adj to push plate.
------------------------------------------------------------------------------------------------------------------------------------
7869        Core B         Ground       Core             DW      West wall - Paint quality poor - directly behind handrail
------------------------------------------------------------------------------------------------------------------------------------
7870        Core B         Ground       Core             DW      1/2 landing - NW internal corner - movement joint quality to be improved.
------------------------------------------------------------------------------------------------------------------------------------
7871        Core B         Lower Grou   Lobby            DW      Lobby door - architrave/door to be MG and paint
                                                                 touched up
------------------------------------------------------------------------------------------------------------------------------------
7886        Core B         Lower Grou   Core             DW      1/2 landing - T&J/paint quality to be improved above
                                                                 light to east wall
------------------------------------------------------------------------------------------------------------------------------------
7890        Core B         Basement     Core             DW      Arris of external corner LHS of lobby door to be
                                                                 improved.
------------------------------------------------------------------------------------------------------------------------------------
7892        Core B         Basement     Core             DW      Painters mate detail to around door frame head & RH of
                                                                 door frame to be improved.
------------------------------------------------------------------------------------------------------------------------------------
7895        Core B         Basement     Core             DW      Paint cutting in around sounder to be improved.
------------------------------------------------------------------------------------------------------------------------------------
7901        Core B         Basement     Core             DW      SW internal corner - paint quality to be improved.
------------------------------------------------------------------------------------------------------------------------------------
7912        Core B         Basement     Lobby            DW      Ceiling tiles - 3rd from south-west corner damage - replace.
------------------------------------------------------------------------------------------------------------------------------------
7915        Core B         Basement     Lobby            DW      Ceiling tiles - NW tile and margin does not sit properly together.
------------------------------------------------------------------------------------------------------------------------------------
7991        Plenums        Lower Grou   1-2/H            DW      Smoke Vent sign to be fitted onto plenum door -
                                                                 rather than blockwork
------------------------------------------------------------------------------------------------------------------------------------
8013        Core A         Ground       Core             DW      (GF-LGF Flight) - Nosing to be completed to vinyl to
                                                                 top two steps.
------------------------------------------------------------------------------------------------------------------------------------
8028        Core A         Ground       Core             DW      (GF-LGF Flight) - North Wall - wall to be MG and
                                                                 painted adj to around and below light & sounder.
------------------------------------------------------------------------------------------------------------------------------------
8031        Core A         Lower Grou   Core             DW      Walls to be MG generally of all damage and re-painted.
------------------------------------------------------------------------------------------------------------------------------------
8035        Core A         Lower Grou   Core             DW      Filling and paint quality poor around door frame.
------------------------------------------------------------------------------------------------------------------------------------
8057        Core A         Lower Grou   Lobby            DW      Plasterboard to be continued above smoke vent door & painted.
------------------------------------------------------------------------------------------------------------------------------------
8064        Core A         Lower Grou   Lobby            DW      Back to back remedial to be improved around the light
                                                                 switches - further rubbing down and painting.
------------------------------------------------------------------------------------------------------------------------------------
8138        Core C         All          General          DW      Vinyl generally un-acceptable - gaps evident to tiles
                                                                 and trims and also between tiles
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
7847           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7847
------------------------------------------------------------------------------------------------------------------------------------
7854           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7854
------------------------------------------------------------------------------------------------------------------------------------
7860           Rolfe Judd Arch - KG/GF               04/12/97     11/12/97           o                                7860
------------------------------------------------------------------------------------------------------------------------------------
7861           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7861
------------------------------------------------------------------------------------------------------------------------------------
7862           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7862
------------------------------------------------------------------------------------------------------------------------------------
7863           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7863
------------------------------------------------------------------------------------------------------------------------------------
7865           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7865
------------------------------------------------------------------------------------------------------------------------------------
7867           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7867
------------------------------------------------------------------------------------------------------------------------------------
7869           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7869
------------------------------------------------------------------------------------------------------------------------------------
7870           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7870
------------------------------------------------------------------------------------------------------------------------------------
7871           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7871
------------------------------------------------------------------------------------------------------------------------------------
7886           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7886
------------------------------------------------------------------------------------------------------------------------------------
7890           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7890
------------------------------------------------------------------------------------------------------------------------------------
7892           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7892
------------------------------------------------------------------------------------------------------------------------------------
7895           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7895
------------------------------------------------------------------------------------------------------------------------------------
7901           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7901
------------------------------------------------------------------------------------------------------------------------------------
7912           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7912
------------------------------------------------------------------------------------------------------------------------------------
7915           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7915
------------------------------------------------------------------------------------------------------------------------------------
7991           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                7991
------------------------------------------------------------------------------------------------------------------------------------
8013           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8013
------------------------------------------------------------------------------------------------------------------------------------
8028           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8028
------------------------------------------------------------------------------------------------------------------------------------
8031           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8031
------------------------------------------------------------------------------------------------------------------------------------
8035           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8035
------------------------------------------------------------------------------------------------------------------------------------
8057           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8057
------------------------------------------------------------------------------------------------------------------------------------
8064           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8064
------------------------------------------------------------------------------------------------------------------------------------
8064           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8064
------------------------------------------------------------------------------------------------------------------------------------
8138           Rolfe Judd Architecture Ltd. - KG/G   05/12/97     12/12/97           o                                8138
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 4                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4755 - 4755                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
8146        Core C         All          General          DW      Vinyl edge trim badly cut - leaving rough cut evident,
                                                                 to be MG or replaced.
------------------------------------------------------------------------------------------------------------------------------------
8147        Core C         All          General          DW      Vinyl edge details to be improved when vinyl trims
                                                                 return around corners on landings - example LFG well wall -
                                                                 trim around upper landing and last three treads.
------------------------------------------------------------------------------------------------------------------------------------
8238        Core A         All          General          DW      Vinyl in certain locations coming away - not stuck
                                                                 down sufficiently - all levels to be checked and re-stuck
                                                                 where required.
------------------------------------------------------------------------------------------------------------------------------------
8240        Core A         All          General          DW      Mastic to vinyl joints to be completed generally.
------------------------------------------------------------------------------------------------------------------------------------
8241        Core A         All          General          DW      Skirting mitres to be improved generally.
------------------------------------------------------------------------------------------------------------------------------------
8242        Core A         All          General          DW      Stringer trim to be higher than tread vinyl.
------------------------------------------------------------------------------------------------------------------------------------
8244        Core A         All          General          DW      Vinyl tile pattern to run through with adjacent tiles,
                                                                 currently un-acceptable in certain locations.
------------------------------------------------------------------------------------------------------------------------------------
8245        Core A         All          General          DW      1/2 landing vinyl to continue around the stringer as
                                                                 the pre-agreed detail - strip missing.
------------------------------------------------------------------------------------------------------------------------------------
8246        Core A         All          General          DW      Vinyl nosings to be stuck down - certain locations
                                                                 nosing coming away from the tread.
------------------------------------------------------------------------------------------------------------------------------------
8247        Core A         All          General          DW      Gaps evident between vinyl tiles and trims.
------------------------------------------------------------------------------------------------------------------------------------
8248        Core A         All          General          DW      Edge vinyl trim badly cut leaving rough edges - to be
                                                                 made good.
------------------------------------------------------------------------------------------------------------------------------------
8249        Core A         All          General          DW      Vinyl to be generally snagged by HLS prior to area
                                                                 specific snag.
------------------------------------------------------------------------------------------------------------------------------------
8250        Core C         All          General          DW      Vinyl to be generally snagged by HLS prior to area
                                                                 specific snag.
------------------------------------------------------------------------------------------------------------------------------------
8255        Core C         4th Floor    Lobby            DW      Lobby door - MG chips and indents and paint touch up
                                                                 required.
------------------------------------------------------------------------------------------------------------------------------------
8259        Core C         4th Floor    Lobby            DW      MG paintwork marks, chips, indents generally.
------------------------------------------------------------------------------------------------------------------------------------
8264        Core C         All          General          DW      Making good around the Dry riser boxes to be improved.
------------------------------------------------------------------------------------------------------------------------------------
8265        Core A         All          General          DW      Making good around the Dry riser boxes to be improved.
------------------------------------------------------------------------------------------------------------------------------------
8267        Core C         All          General          DW      Lobbys - Damage to plasterboard/paint MG & re-painted.
------------------------------------------------------------------------------------------------------------------------------------
8766        Core B         All          Core             DW      Damage to paintwork to walls and core door(s) to be
                                                                 made good and paint touched up.
------------------------------------------------------------------------------------------------------------------------------------
8787        Core C         Lower Grou   Core             DW      (LGF - 1/2 landing) - Paint required to concrete slab
                                                                 level at 1/2 landing leading down to Basement Level. Please note there is no skirting detail (concrete just sealed).
------------------------------------------------------------------------------------------------------------------------------------
8812        All            Basement     General          DW      Signage currently screwed into high level cable trays/cable tray supports, to be replaced with signage hung properly from high level services/concrete soffit (where possible.) Also all high level signage to achieve 2.1m minimum clearance from
                                                                 concrete slab.
------------------------------------------------------------------------------------------------------------------------------------
8815        Core C         All          General          DW      Fire exit directional signs to be fitted within core
                                                                 (FE80 as Core B & A).
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged      Action           Overdue?          Not by PC?
                                                                 Before                  Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                                    H L Smith Construction Limited
------------------------------------------------------------------------------------------------------------------------------------
8146           Rolfe Judd Architecture Ltd. - KG/G  05/12/97     12/12/97           o                                 8146
------------------------------------------------------------------------------------------------------------------------------------
8147           Rolfe Judd Architecture Ltd. - KG/G  05/12/97     12/12/97           o                                 8147
------------------------------------------------------------------------------------------------------------------------------------
8238           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8238
------------------------------------------------------------------------------------------------------------------------------------
8240           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8240
------------------------------------------------------------------------------------------------------------------------------------
8241           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8241
------------------------------------------------------------------------------------------------------------------------------------
8242           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8242
------------------------------------------------------------------------------------------------------------------------------------
8244           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8244
------------------------------------------------------------------------------------------------------------------------------------
8245           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8245
------------------------------------------------------------------------------------------------------------------------------------
8246           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8246
------------------------------------------------------------------------------------------------------------------------------------
8247           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8247
------------------------------------------------------------------------------------------------------------------------------------
8248           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8248
------------------------------------------------------------------------------------------------------------------------------------
8249           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8249
------------------------------------------------------------------------------------------------------------------------------------
8250           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8250
------------------------------------------------------------------------------------------------------------------------------------
8255           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8255
------------------------------------------------------------------------------------------------------------------------------------
8259           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8259
------------------------------------------------------------------------------------------------------------------------------------
8264           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8264
------------------------------------------------------------------------------------------------------------------------------------
8265           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8265
------------------------------------------------------------------------------------------------------------------------------------
8267           Rolfe Judd Ltd - KG                  05/12/97     12/12/97           o                                 8267
------------------------------------------------------------------------------------------------------------------------------------
8766           Mace Limited - MPH                   08/12/97     15/12/97           o                                 8766
------------------------------------------------------------------------------------------------------------------------------------
8787           Rolfe Judd Architecture Ltd. - GF    08/12/97     15/12/97           o                                 8787
------------------------------------------------------------------------------------------------------------------------------------
8812           Mace Limited - MPH                   08/12/97     15/12/97           o                                 8812
------------------------------------------------------------------------------------------------------------------------------------
8815           Mace Limited - MPH                   08/12/97     15/12/97           o                                 8815
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 5                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 4755 - 4755                            One Carter Lane
                 Status   Only uncleared snags listed

                                                                                                           Overdue?      Not by PC?
                                                                                                       Action
NR    Zone    Floor    Grid Ref     Type    Description        Originator                   Logged     Before     Cleared by      Nr

-----------------------------------------------------------------------------------------------------------------------------------
Package 4755               Marketing suite fit out                                         H L Smith Construction Limited
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Totals for package 4755   Marketing suite fit out     Total number of snags                 123
                          H L Smith Construction      Number of snags uncleared, by Mace    123       by team     123
                                                      Number of overdue snags               123
----------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
----------------------------------------------------------------------------------------------------------------------------
Report totals                                         Total number of snags                 123
                                                      Number of snags uncleared, by Mace    123       by team     123
                                                      Number of overdue snags               123
----------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 6                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 5500 - 5500                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 5500               Facade Maintenance Equipment                                                        Facade Hoists Limited
------------------------------------------------------------------------------------------------------------------------------------
4409        Rf C Track Roof                              DW      Elevation 1,2,3,4,10,11,12 - All plate washer to be inspected and replaced where required with bigger galvanised plate washer -
                                                                 current plate washer too small and pulling the bolts from vertical.
------------------------------------------------------------------------------------------------------------------------------------
4424        Track Gen Roof                               OW      Safety signage to be provided to Cradle, Trolley and double doors.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged      Action           Overdue?          Not by PC?
                                                                 Before                  Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 5500               Facade Maintenance Equipment                                                        Facade Hoists Limited
------------------------------------------------------------------------------------------------------------------------------------
4409           Mace Limited - MPH                   06/10/97     13/10/97       o                                     4409
------------------------------------------------------------------------------------------------------------------------------------
4424           Mace Limited - MPH                   06/10/97     13/10/97       o                                     4424
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 5500    Facade Maintenance Equipment          Total number of snags                 2
                           Facade Hoists Limited                 Number of snags uncleared, by Mace    2         by team 2
                                                                 Number of overdue snags               2
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 2
                                                                 Number of snags uncleared, by Mace    2         by team 2
                                                                 Number of overdue snags               2
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 6300 - 6300                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 6300               Mechanical Services                                                           Andrews Weatherfoil Limited
------------------------------------------------------------------------------------------------------------------------------------
3874        External       Roof                          IW      Clean condensor coils.
------------------------------------------------------------------------------------------------------------------------------------
4532        General        Basement                      OW      Cap all drain valves at conns to AHU coils.
------------------------------------------------------------------------------------------------------------------------------------
6712        Plant - 3      Basement                      IW      Hammerclad section of pipework above fresh air
                                                                 ductwork to A/S 15.
------------------------------------------------------------------------------------------------------------------------------------
6716        General        All                           IW      Caps required on all drain cocks.
------------------------------------------------------------------------------------------------------------------------------------
7164        Boiler Rm      Basement                      DW      Boiler height limit stat operation in conjunction with
                                                                 system high limit stat to be resolved by wiring in series.
------------------------------------------------------------------------------------------------------------------------------------
7423        Terraces       5th Floor    Elevation 11     IW      Overflow hopper required from toilets.
------------------------------------------------------------------------------------------------------------------------------------
7484        Core A         5th Floor    Core             IW      Remove radiator and complete plasterboard behind
                                                                 radiator (Pk 3800)
------------------------------------------------------------------------------------------------------------------------------------
7940        Plenums        Basement     3/E-H            DW      Grille to be provided to air intake and extract ducts
                                                                 within the plenum?
------------------------------------------------------------------------------------------------------------------------------------
8287        Marketing      4th Floor                     OW      Environmental checks
------------------------------------------------------------------------------------------------------------------------------------
8307        Core B         2nd Floor                     DW      Hose union cap required
------------------------------------------------------------------------------------------------------------------------------------
8311        Core C         1st Floor                     DW      Hose union and cap missing from CHWF
------------------------------------------------------------------------------------------------------------------------------------
8679        Marketing      4th Floor                     DW      Resolve noise problem to all FCU
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 6300               Mechanical Services                                                           Andrews Weatherfoil Limited
------------------------------------------------------------------------------------------------------------------------------------
3874           Mace Limited - AP                    05/10/97     13/10/97           o                                 3874
------------------------------------------------------------------------------------------------------------------------------------
4532           Ernest Griffiths and Sons - NG       14/10/97     21/10/97           o                                 4532
------------------------------------------------------------------------------------------------------------------------------------
6712           Mace Limited - AP                    24/11/97     01/12/97           o                                 6712
------------------------------------------------------------------------------------------------------------------------------------
6716           Mace Limited - AP                    24/11/97     01/12/97           o                                 6716
------------------------------------------------------------------------------------------------------------------------------------
7164           Mace Limited - TP                    30/11/97     08/12/97           o                                 7164
------------------------------------------------------------------------------------------------------------------------------------
7423           Rolfe Judd Architecture Ltd - CT     03/12/97     10/12/97           o                                 7423
------------------------------------------------------------------------------------------------------------------------------------
7484           Rolfe Judd Arch - KG/GF              04/12/97     11/12/97           o                                 7484
------------------------------------------------------------------------------------------------------------------------------------
7940           Rolfe Judd Arch - KG/GF              05/12/97     11/12/97           o                                 7940
------------------------------------------------------------------------------------------------------------------------------------
8287           Rolfe Judd Ltd - AP                  05/12/97     12/12/97           o                                 8287
------------------------------------------------------------------------------------------------------------------------------------
8307           Rolfe Judd Ltd - AP                  05/12/97     12/12/97           o                                 8307
------------------------------------------------------------------------------------------------------------------------------------
8311           Rolfe Judd Ltd - AP                  05/12/97     12/12/97           o                                 8311
------------------------------------------------------------------------------------------------------------------------------------
8679           Mace Limited - AP                    08/12/97     15/12/97           o                                 8679
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 6300    Mechanical Services                   Total number of snags                 12
                           Andrews Weatherfoil Limited           Number of snags uncleared, by Mace    12        by team 12
                                                                 Number of overdue snags               12
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 12
                                                                 Number of snags uncleared, by Mace    12        by team 12
                                                                 Number of overdue snags               12
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 6700 - 6700                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 6700               BMS / Controls                                                                       Synchronised Systems
------------------------------------------------------------------------------------------------------------------------------------
2008        Plant - 1      Basement                      DW      Install factory made 90 deg bend on trunking above sump pump panels.
------------------------------------------------------------------------------------------------------------------------------------
2955        Core A         3rd Floor    Riser            DW      Install earth tag across trunking joint.
------------------------------------------------------------------------------------------------------------------------------------
6683        Plant - 3      Basement                      IW      Touch up paint to center section of MCC 3.
------------------------------------------------------------------------------------------------------------------------------------
7146        External       5th Floor                     OW      Re-check C 1R/chiller interface when chiller works complete.
------------------------------------------------------------------------------------------------------------------------------------
7152        LV Room        Basement                      OW      Commission KWH meter once NGB rectify pulse
------------------------------------------------------------------------------------------------------------------------------------
7155        External       5th Floor                     OW      Calibrate and demonstrate solar radiation sensor
------------------------------------------------------------------------------------------------------------------------------------
7156        Plant - 4      Basement                      OW      Commissioni and demonstrate modem
------------------------------------------------------------------------------------------------------------------------------------
7157        Plant - 1      Basement                      OW      Install and commissioni portable keypad
------------------------------------------------------------------------------------------------------------------------------------
7162        Boiler Rm      Basement                      DW      Boiler height limit stat operation in conjunction with
                                                                 system high limit stat to be resolved
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 6700               BMS / Controls                                                                   Synchronised Systems plc
------------------------------------------------------------------------------------------------------------------------------------
2008           Mace Limited - AP                     21/07/97    28/07/97           o                                 2008
------------------------------------------------------------------------------------------------------------------------------------
2955           Mace Limited - AP                     22/09/97    29/09/97           o                                 2955
------------------------------------------------------------------------------------------------------------------------------------
6683           Ove Arup & Partners - GP              24/11/97    01/12/97           o                                 6683
------------------------------------------------------------------------------------------------------------------------------------
7146           Mace Limited - TP                     30/11/97    08/12/97           o                                 7146
------------------------------------------------------------------------------------------------------------------------------------
7152           Mace Limited - TP                     30/11/97    08/12/97           o                                 7152
------------------------------------------------------------------------------------------------------------------------------------
7155           Mace Limited - TP                     30/11/97    08/12/97           o                                 7155
------------------------------------------------------------------------------------------------------------------------------------
7156           Mace Limited - TP                     30/11/97    08/12/97           o                                 7156
------------------------------------------------------------------------------------------------------------------------------------
7157           Mace Limited - TP                     30/11/97    08/12/97           o                                 7157
------------------------------------------------------------------------------------------------------------------------------------
7162           Mace Limited - TP                     30/11/97    08/12/97           o                                 7162
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 6700    BMS / Controls                        Total number of snags                 9
                           Synchronised Systems plc              Number of snags uncleared, by Mace    9         by team 9
                                                                 Number of overdue snags               9
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 9
                                                                 Number of snags uncleared, by Mace    9         by team 9
                                                                 Number of overdue snags               9
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 6900 - 6900                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 6900               Building Fabric Insulation & Firestopping                                Abbey Thermal Insulation Limited
------------------------------------------------------------------------------------------------------------------------------------
7326        Plenums        Basement     General          DW      HL thermal insulation to have thermal protection to butt joints and angle fitted
------------------------------------------------------------------------------------------------------------------------------------
7938        Plenums        Basement     3/E-H            DW      Thermal insulation not completed to east concrete beam.
------------------------------------------------------------------------------------------------------------------------------------
7959        Plenums        Basement     2-3/H            DW      Thermal insulation not completed to within the plenum?
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 6900               Building Fabric Insulation & Firestopping                                Abbey Thermal Insulation Limited
------------------------------------------------------------------------------------------------------------------------------------
7326           Mace Limited - MPH                    03/12/97     10/12/97           o                                7326
------------------------------------------------------------------------------------------------------------------------------------
7938           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7938
------------------------------------------------------------------------------------------------------------------------------------
7959           Rolfe Judd Arch - KG/GF               05/12/97     11/12/97           o                                7959
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 6900    Building Fabric Insulation &
                               Firestopping                      Total number of snags                 3
                           Abbey Thermal Insulation Limited      Number of snags uncleared, by Mace    3         by team 3
                                                                 Number of overdue snags               3
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 3
                                                                 Number of snags uncleared, by Mace    3         by team 3
                                                                 Number of overdue snags               3
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 7000 - 7000                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 7000               Electrical Installation                                                            N. G. Bailey & Co. Ltd
------------------------------------------------------------------------------------------------------------------------------------
4679        North Corr     Basement                      DW      Transition from 100 to 600 tray not acceptable.  Add 100 bend and transition to level of 600 tray with mechanica fixing.
                                                                 (corner of PR2 and lift 5)
------------------------------------------------------------------------------------------------------------------------------------
4686        North Corr     Basement                      DW      Replace bends with factory manufactured components.
------------------------------------------------------------------------------------------------------------------------------------
4992        West Corri     Basement     7-8              DW      Transition of all tray from core C to Corridor to be resolved.
------------------------------------------------------------------------------------------------------------------------------------
4993        West Corri     Basement     6-7              DW      Replace tray horizontal off set with factory components
                                                                 - Adjacent LV Room
------------------------------------------------------------------------------------------------------------------------------------
4995        West Corri     Basement     3-6              DW      Replace tray off sets with factory made components adjacent to plantroom 3
------------------------------------------------------------------------------------------------------------------------------------
4999        South Corr     Basement     F                DW      Replace trunking offset with factory manufactured units
------------------------------------------------------------------------------------------------------------------------------------
5002        South Corr     Basement     D                DW      Replace off set with factory made unit on trunking
------------------------------------------------------------------------------------------------------------------------------------
5004        South Corr     Basement     B                DW      Replace off set with factory made unit on trunking
------------------------------------------------------------------------------------------------------------------------------------
5005        South Corr     Basement     B                DW      Replace tray off set with factory made unit
------------------------------------------------------------------------------------------------------------------------------------
5006        West Corri     Basement     8                DW      Transition from 100 to 600 tray to have physical connection where entering the L.V room
------------------------------------------------------------------------------------------------------------------------------------
5008        West Corri     Basement     7-8              DW      Tray from core C to 600 to L.V room requires bend, off set and physical connection.  Damaged end to replace
------------------------------------------------------------------------------------------------------------------------------------
7345        Plenums        Basement     7/B-C            DW      Conduit above second SV from west to have proper bend fitted within conduit - cable currently exposed
------------------------------------------------------------------------------------------------------------------------------------
8303        Internal       All          -                DW      Fit besa box lids to future conduits
------------------------------------------------------------------------------------------------------------------------------------
8452        Ramp           Lower Grou                    OW      Complete installation of car park barrier and commissioning.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 7000               Electrical Installation                                                            N. G. Bailey & Co. Ltd
------------------------------------------------------------------------------------------------------------------------------------
4679           Mace Limited - AP                     16/10/97     23/10/97           o                                4679
------------------------------------------------------------------------------------------------------------------------------------
4686           Mace Limited - AP                     16/10/97     23/10/97           o                                4686
------------------------------------------------------------------------------------------------------------------------------------
4992           Mace Limited - TP                     28/10/97     04/11/97           o                                4992
------------------------------------------------------------------------------------------------------------------------------------
4993           Mace Limited - TP                     28/10/97     04/11/97           o                                4993
------------------------------------------------------------------------------------------------------------------------------------
4995           Mace Limited - TP                     28/10/97     04/11/97           o                                4995
------------------------------------------------------------------------------------------------------------------------------------
4999           Mace Limited - TP                     28/10/97     04/11/97           o                                4999
------------------------------------------------------------------------------------------------------------------------------------
5002           Mace Limited - TP                     29/10/97     04/11/97           o                                5002
------------------------------------------------------------------------------------------------------------------------------------
5004           Mace Limited - TP                     29/10/97     04/11/97           o                                5004
------------------------------------------------------------------------------------------------------------------------------------
5005           Mace Limited - TP                     29/10/97     04/11/97           o                                5005
------------------------------------------------------------------------------------------------------------------------------------
5006           Mace Limited - TP                     29/10/97     04/11/97           o                                5006
------------------------------------------------------------------------------------------------------------------------------------
5008           Mace Limited - TP                     29/10/97     04/11/97           o                                5008
------------------------------------------------------------------------------------------------------------------------------------
7345           Mace Limited - MPH                    03/12/97     10/12/97           o                                7345
------------------------------------------------------------------------------------------------------------------------------------
8303           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8303
------------------------------------------------------------------------------------------------------------------------------------
8452           Mace Limited - AP                     08/12/97     15/12/97           o                                8452
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Totals for package 7000    Electrical Installation               Total number of snags                 14
                           N. G. Bailey & Co. Ltd                Number of snags uncleared, by Mace    14        by team 14
                                                                 Number of overdue snags               14
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 7000 - 7000                            One Carter Lane
                 Status   Only uncleared snags listed

                                                                                                           Overdue?      Not by PC?
                                                                                                       Action
NR    Zone    Floor    Grid Ref.    Type    Description        Originator                   Logged     Before     Cleared by      Nr
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Package 7000               Electrical Installation                                                            N. G. Bailey & Co. Ltd
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 14
                                                                 Number of snags uncleared, by Mace    14        by team 14
                                                                 Number of overdue snags               14
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 7050 - 7050                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 7050               Fire Detection & Alarms                                                                  Cerberus Limited
------------------------------------------------------------------------------------------------------------------------------------
4986           BMS Roo     Basement                      DW      2No cables (NE corner) from plant room 4, to be fixed back to the soffit
------------------------------------------------------------------------------------------------------------------------------------
5431           Core C      2nd Floor    Ext              DW      HL sounder (adj to Lobby door) not level.
------------------------------------------------------------------------------------------------------------------------------------
8232           Core B      5th Floor    -                DW      Install smoke detector in ceiling correctly
------------------------------------------------------------------------------------------------------------------------------------
8282           External    5th Floor    -                OW      Install in final location break glass/beacon
------------------------------------------------------------------------------------------------------------------------------------
8293           Core A      4th Floor    -                DW      Fit detector to slab soffit stair lobby
------------------------------------------------------------------------------------------------------------------------------------
8319           General     Ground       -                OW      Firemans override switch labels on fore alarm panel to be corrected
------------------------------------------------------------------------------------------------------------------------------------
8323           General     Ground       -                OW      Trunking up required for fire alarm panel
------------------------------------------------------------------------------------------------------------------------------------
8345           Core A      Ground       -                DW      Fix sounder properly in entrance area
------------------------------------------------------------------------------------------------------------------------------------
8347           Core B      Lower Grou   -                DW      Fit smoke detector head
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 7050               Fire Detection & Alarms                                                                  Cerberus Limited
------------------------------------------------------------------------------------------------------------------------------------
4986           Mace Limited - MPH                    27/10/97     03/11/97           o                                4986
------------------------------------------------------------------------------------------------------------------------------------
5431           Mace Limited - MPH                    05/11/97     12/11/97           o                                5431
------------------------------------------------------------------------------------------------------------------------------------
8232           Mace Limited - AP                     05/12/97     12/12/97           o                                8232
------------------------------------------------------------------------------------------------------------------------------------
8282           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8282
------------------------------------------------------------------------------------------------------------------------------------
8293           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8293
------------------------------------------------------------------------------------------------------------------------------------
8319           Andrew Reid & Partners - SF           05/12/97     12/12/97           o                                8319
------------------------------------------------------------------------------------------------------------------------------------
8323           Andrew Reid & Partners - SF           05/12/97     12/12/97           o                                8323
------------------------------------------------------------------------------------------------------------------------------------
8345           Mace Limited - AP                     05/12/97     12/12/97           o                                8345
------------------------------------------------------------------------------------------------------------------------------------
8347           Mace Limited - AP                     05/12/97     12/12/97           o                                8347
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 7050    Fire Detection & Alarms               Total number of snags                 9
                           Cerberus Limited                      Number of snags uncleared, by Mace    9        by team 9
                                                                 Number of overdue snags               9
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 9
                                                                 Number of snags uncleared, by Mace    9        by team 9
                                                                 Number of overdue snags               9
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 7400 - 7400                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 7400               Lifts                                                                                            Otis plc
------------------------------------------------------------------------------------------------------------------------------------
7646           Lift 6      All          Lifts            DW      Improve lux of lift car emergency lights
------------------------------------------------------------------------------------------------------------------------------------
8331           Lift 4      5th Floor                     DW      Repair damage to LHS door
------------------------------------------------------------------------------------------------------------------------------------
8332           Lift Gener  All                           DW      Polish minor scratches to all doors.
------------------------------------------------------------------------------------------------------------------------------------
8334           Lift 5      2nd Floor                     DW      Polish scratches to RH door
------------------------------------------------------------------------------------------------------------------------------------
8335           Lift 4      1st Floor                     DW      Polish scratches upper architrave.
------------------------------------------------------------------------------------------------------------------------------------
8338           Lift 5      1st Floor                     DW      Polish scratches RH corner architrave.
------------------------------------------------------------------------------------------------------------------------------------
8339           Lift 5      Lower Grou                    DW      Polish scratches RH & LH door panels
------------------------------------------------------------------------------------------------------------------------------------
8340           Lift 5      Lower Grou                    DW      Polish scratches RH & LH door panels
------------------------------------------------------------------------------------------------------------------------------------
8474           Lift 4      Basement     -                OW      Polish scratches on RH architrave.
------------------------------------------------------------------------------------------------------------------------------------
8476           Lift 5      Basement     -                OW      Polish scratches on RH door panels.
------------------------------------------------------------------------------------------------------------------------------------
8477           Lift 5      Basement     -                OW      Remove dents to LH & RH door panels.
------------------------------------------------------------------------------------------------------------------------------------
8873           Lift 6      Lower Grou                    OW      Corporation of London inspection of lift 6 - carry out works resulting from the Inspection (see separate list)
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 7400               Lifts                                                                                            Otis plc
------------------------------------------------------------------------------------------------------------------------------------
7646           Andrew Reid & Partners - SF           04/12/97     11/12/97           o                                7646
------------------------------------------------------------------------------------------------------------------------------------
8331           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8331
------------------------------------------------------------------------------------------------------------------------------------
8332           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8332
------------------------------------------------------------------------------------------------------------------------------------
8334           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8334
------------------------------------------------------------------------------------------------------------------------------------
8335           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8335
------------------------------------------------------------------------------------------------------------------------------------
8338           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8338
------------------------------------------------------------------------------------------------------------------------------------
8339           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8339
------------------------------------------------------------------------------------------------------------------------------------
8340           Rolfe Judd Ltd - AP                   05/12/97     12/12/97           o                                8340
------------------------------------------------------------------------------------------------------------------------------------
8474           Mace Limited - AP                     08/12/97     12/12/97           o                                8474
------------------------------------------------------------------------------------------------------------------------------------
8476           Mace Limited - AP                     08/12/97     12/12/97           o                                8476
------------------------------------------------------------------------------------------------------------------------------------
8477           Mace Limited - AP                     08/12/97     12/12/97           o                                8477
------------------------------------------------------------------------------------------------------------------------------------
8873           Mace Limited - AP                     10/12/97     17/12/97           o                                8873
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 7400    Lifts                                 Total number of snags                 12
                           Otis plc                              Number of snags uncleared, by Mace    12       by team 12
                                                                 Number of overdue snags               12
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 12
                                                                 Number of snags uncleared, by Mace    12       by team 12
                                                                 Number of overdue snags               12
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 8100 - 8100                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 8100               Hard Landscaping                                                                           McNicholas plc
------------------------------------------------------------------------------------------------------------------------------------
6069        External       Ground       General          OW      Plastic demarcation studs (Corporation highway) to be fixed
------------------------------------------------------------------------------------------------------------------------------------
6084        GF5            Ground       General                  Lipping between y/s
------------------------------------------------------------------------------------------------------------------------------------
6086        GF5            Ground       General                  Brass signage plates to knock-out panels
------------------------------------------------------------------------------------------------------------------------------------
6094        GF5            -            General                  Lipping to y/s at lamp column
------------------------------------------------------------------------------------------------------------------------------------
6095        GF5            -            General                  Cut y/s to edge of planter not securely bedded
------------------------------------------------------------------------------------------------------------------------------------
6098        GF5            -            -                        Replace y/s with granite to match CFA detail
------------------------------------------------------------------------------------------------------------------------------------
6102        LG11           -            -                        Lipping between top granite step and y/s
------------------------------------------------------------------------------------------------------------------------------------
6106        LG11A          -            -                        Lipping between y/s and top granite step
------------------------------------------------------------------------------------------------------------------------------------
6107        LG11A          -            -                        Cracked joints to be repointed
------------------------------------------------------------------------------------------------------------------------------------
6108        LG5            -            -                        Brass sign plate to be fitted to smoke vents
------------------------------------------------------------------------------------------------------------------------------------
6123        LG5            -            -                        Fit brass sign to smoke vent
------------------------------------------------------------------------------------------------------------------------------------
6277        LG11           All          General          DW      Y/stone lipping to this area and ramps
------------------------------------------------------------------------------------------------------------------------------------
7465        Restauran      EXTERNAL     General          DW      Review performance of render at low level where rising damp visible.
------------------------------------------------------------------------------------------------------------------------------------
8823        LG6            Lower Grou   Elev. 11         DW      Fix 2 No. handrails to steps and plenum grille/planter end
                                                                 Elevation 11
------------------------------------------------------------------------------------------------------------------------------------
8832        LG10           Lower Grou                    DW      General pointing remedials and lipping between slabs as marked in yellow crayon
------------------------------------------------------------------------------------------------------------------------------------
8833        LG10A          Lower Grou                    DW      General pointing remedials and lipping between slabs as marked in yellow crayon
------------------------------------------------------------------------------------------------------------------------------------
8834        GF6            Ground                        DW      1 no. handrail support spigot bent/damaged at Drum planter.
                                                                 Rail out of line/level
------------------------------------------------------------------------------------------------------------------------------------
8836        LG10A          Lower Grou                    DW      Complete mastic pointing to paving/metal threshold of curved glass door of Restaurant
------------------------------------------------------------------------------------------------------------------------------------
8839        External       All                           DW      Remove staining to render finishes on Drum, Restaurant and planters
------------------------------------------------------------------------------------------------------------------------------------
8842        External       All                           DW      Pointing remedials and lipping to paving slabs/junctions to be rectified as marked by yellow crayon.  To be complete 19.12.97 latest
------------------------------------------------------------------------------------------------------------------------------------
8870        External       General                       DW      Monitor render finish to Drum planter, Restaurant planter and balcony where drip detail in question and rectify if proved inadequate.
------------------------------------------------------------------------------------------------------------------------------------
8883        GF7/8          Ground                        DW      Render to be improved to external lights set within drum planter and Restaurant wall
------------------------------------------------------------------------------------------------------------------------------------
8884        GF6            Ground                        DW      Render to be improved/corrected at R/H edge of drum planter junction with Building facade (elev. 2). Curve not true.
------------------------------------------------------------------------------------------------------------------------------------
8885        GF6            Ground                        DW      Scan. House Plinth - 2 No. granite plinth stones broken.
                                                                 Unacceptable repairs. REPLACE.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 8100               Hard Landscaping                                                                           McNicholas plc
------------------------------------------------------------------------------------------------------------------------------------
6069           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6069
------------------------------------------------------------------------------------------------------------------------------------
6084           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6084
------------------------------------------------------------------------------------------------------------------------------------
6086           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6086
------------------------------------------------------------------------------------------------------------------------------------
6094           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6094
------------------------------------------------------------------------------------------------------------------------------------
6095           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6095
------------------------------------------------------------------------------------------------------------------------------------
6098           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6098
------------------------------------------------------------------------------------------------------------------------------------
6102           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6102
------------------------------------------------------------------------------------------------------------------------------------
6106           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6106
------------------------------------------------------------------------------------------------------------------------------------
6107           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6107
------------------------------------------------------------------------------------------------------------------------------------
6108           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6108
------------------------------------------------------------------------------------------------------------------------------------
6123           Charles Funke Associates - CT        14/11/97     21/11/97           o                                 6123
------------------------------------------------------------------------------------------------------------------------------------
6277           Corporation of London - CT           17/11/98     24/11/97           o                                 6277
------------------------------------------------------------------------------------------------------------------------------------
7465           Rolfe Judd Architecture Ltd. - CG    03/12/97     10/12/97           o                                 7465
------------------------------------------------------------------------------------------------------------------------------------
8823           Mace Limited -                       09/12/97     16/12/97           o                                 8823
------------------------------------------------------------------------------------------------------------------------------------
8832           Corporation of London -              09/12/97     16/12/97           o                                 8832
------------------------------------------------------------------------------------------------------------------------------------
8833           Corporation of London -              09/12/97     16/12/97           o                                 8833
------------------------------------------------------------------------------------------------------------------------------------
8834           Mace Limited -                       09/12/97     16/12/97           o                                 8834
------------------------------------------------------------------------------------------------------------------------------------
8836           Mace Limited -                       09/12/97     16/12/97           o                                 8836
------------------------------------------------------------------------------------------------------------------------------------
8839           Mace Limited -                       09/12/97     16/12/97           o                                 8839
------------------------------------------------------------------------------------------------------------------------------------
8842           Corporation of London -              09/12/97     16/12/97           o                                 8842
------------------------------------------------------------------------------------------------------------------------------------
8870           Rolfe Judd Architecture Ltd. - CT    09/12/97     16/12/97           o                                 8870
------------------------------------------------------------------------------------------------------------------------------------
8883           Rolfe Judd Architecture Ltd. - CT    10/12/97     17/12/97           o                                 8883
------------------------------------------------------------------------------------------------------------------------------------
8884           Rolfe Judd Architecture Ltd. - CT    10/12/97     17/12/97           o                                 8884
------------------------------------------------------------------------------------------------------------------------------------
8885           Rolfe Judd Architecture Ltd. - CT    10/12/97     17/12/97           o                                 8885
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 1                                   m|a|c|e

Snagging report      Report limited as follows     MEPC - Petershill, London EC4
                 Packages 8100 - 8100                            One Carter Lane
                 Status   Only uncleared snags listed

Nr            Zone         Floor        Grid ref.        Type     Description

------------------------------------------------------------------------------------------------------------------------------------
Package 8100               Hard Landscaping                                                                           McNicholas plc
------------------------------------------------------------------------------------------------------------------------------------
8891        GF5            Lower Grou                    DW      Complete paving between Blitz memorial and tree pit.
------------------------------------------------------------------------------------------------------------------------------------

Nr             Originator                            Logged       Action          Overdue?          Not by PC?
                                                                  Before                 Cleared by...                  Nr
------------------------------------------------------------------------------------------------------------------------------------
Package 8100               Hard Landscaping                                                                           McNicholas plc
------------------------------------------------------------------------------------------------------------------------------------
8891           Rolfe Judd Architecture Ltd. - CT     10/12/97     17/12/97         o                                  8891
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Totals for package 8100    Hard Landscaping                      Total number of snags                 25
                           McNicholas plc                        Number of snags uncleared, by Mace    25        by team 25
                                                                 Number of overdue snags               25
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Report totals                                                    Total number of snags                 25
                                                                 Number of snags uncleared, by Mace    25        by team 25
                                                                 Number of overdue snags               25
------------------------------------------------------------------------------------------------------------------------------------

Key to work types
DQ   Design Query
UW   Unfinished Work
LD   Latent Defect
OW   Outstanding works
IN   Instructed works
DW   Defective works


--------------------------------------------------------------------------------
Mace Limited
25 February 1998                Page 2                                   m|a|c|e

                                   APPENDIX I

                                 ONE CARTER LANE
                            at Petershill, London EC4

                                  SPECIFICATION

                           BASE BUILDING SPECIFICATION

                                 ONE CARTER LANE
                            at Petershill, London EC4

                           BASE BUILDING SPECIFICATION

      INDEX

      SECTION 1 - GENERAL

      1.1   Introduction
      1.2   Design Standards
      1.3   Fire Strategy

      SECTION 2 - STRUCTURE

      2.1   General
      2.2   Design Standards
      2.3   Imposed Conditions
      2.4   Performance Requirements
      2.5   Stability and Movement Joints
      2.6   Substructure
      2.7   Superstructure

      SECTION 3 - EXTERNAL ENVELOPE

      3.1   Elevations
      3.2   Roof
      3.3   Cleaning and Maintenance

      SECTION 4 - INTERNAL FINISHES

      4.1   Entrance Hall
      4.2   Reception Area
      4.3   Show Suite
      4.4   Shell Office Areas
      4.5   Lift Lobbies
      4.6   Toilets
      4.7   Staircases

      SECTION 5 - MECHANICAL SERVICES

      5.1   Design Standards
      5.2   Incoming Service
      5.3   Offices Air Conditioning

      5.4   Offices Fresh Air
      5.5   Toilet Ventilation
      5.6   Ventilation Plant
      5.7   Ancillary Spaces
      5.8   Central Plant
      5.9   Domestic Water
      5.10  Foul Drainage
      5.11  Surface Water Drainage
      5.12  Dry Risers
      5.13  First Aid Fire fighting
      5.14  Sprinklers
      5.15  BMS and Controls
      5.16  Commissioning

      SECTION 6 - ELECTRICAL SERVICES

      6.1   Incoming Mains
      6.2   Standby Generation
      6.3   Distribution Systems
      6.4   Lighting
      6.5   Fire Alarms
      6.6   Security
      6.7   Lightning Protection
      6.8   Earthing and Bonding
      6.9   Communications

      SECTION 7 - LIFT INSTALLATION

      SECTION 8 - EXTERNAL

      8.1   Hard Landscape
      8.2   Soft Landscape
      8.3   City Walkway Lift
      8.4   External Lighting

      SECTION 9 - ANCILLARY AREAS

      9.1   Service Bay and Ramp
      9.2   Car Parking
      9.3   Basement "Multi-use" Areas
      9.4   Basement Areas

      SECTION 10 - FLOOR AREAS

      SECTION 11 - PROFESSIONAL TEAM

      SECTION 1 - GENERAL

1.1   Introduction

      Petershill is located immediately to the south of St Paul's Cathedral within the heart of the City of London.

      MEPC have obtained planning permission for two new office buildings totalling 14,300m/2/ and a restaurant unit.

      MEPC will construct One Carter Lane, which will provide 10,500m/2/ of office accommodation on 7 floors. The entrance is in the centre of the facade which fronts St Paul's Cathedral. Goods servicing and 16 basement car spaces will be accessed from Distaff Lane.

      The site of One Old Change Court has been sold to Nissho Iwai Europe plc who will construct a 4800m/2/ office building as their new London headquarters.

      Areas of civic space will be created: Peters Hill Steps will be remodelled to create an enhanced vista of St Paul's Cathedral from the Thames and a new square will be formed at the centre of the scheme. This new public square will be enhanced by locating a restaurant as the focal point of the scheme.

1.2   Design Standards

      The design parameters for One Carter Lane are as follows:-

      o     Environmental design based on 1 person per 10 square metres.

      o Means of escape calculations based on 1 person per 7.5 square metres.

      o Toilet provision based on 1 person per 14 square metres with 60/60 male/female split except the fifth floor which is based on 50/50.

      o Restrictions are imposed on the height of the building by St. Paul's heights. The roof cladding and cleaning rails are designed to lie below these critical sight lines.

      o The depth of the foundations are restricted by the requirements of the St. Paul's Act - known as St. Paul's depths.

      o Structural design to office areas is 4kN/m/2/ imposed load with 1kN/m/2/ for partitions. Plantroom loads are 7.5kN/m/2/.

      The plan of the offices is based on a central core containing lifts, stair, toilets and principle risers. Two secondary stairs are provided at opposite ends of the building for fire fighting and as means of escape in case of fire.

      All external and internal setting out is based on an internal 1.5 metre space planning grid.

      The acoustic requirement for the office space is NR35.

      Where appropriate the design is executed to comply with all relevant British Standards and Codes of Practice as administered by the District Surveyor of the Corporation of London. Refer to section 1.3 of this report with regard to the agreements reached with the District Surveyor relating to the Fire Strategy for the project.

1.3   Fire Strategy

      A complete Fire Strategy document prepared by Warrington Fire Research Consultancy is available on request. The main items are highlighted as follows:

1.3.1 Statutory Considerations

      The project is subject to the requirements of the Building Regulations 1991. It is necessary to comply with Schedule 1 of the Regulations relating to:

      o     B1 (means of escape)

      o     B2 (internal fire spread (linings)

      o     B3 (internal fire spread/structure)

      o     B4 (external fire spread) and

      o     B5 (access and facilities for the fire service)

      One Carter Lane has a footprint greater than 930m/2/ in area and has a storey part of which is more than 25 metres above the level of the footway in Distaff Lane at the rear of the building. The building is therefore subject to control under Section 20 of the London Building Acts (Amendment) Act 1939 which provides that The Corporation of London may, after consulting the fire authority, impose conditions for the provision and maintenance of fire fighting and prevention devices.

      Compliance with these requirements is normally achieved by meeting the standards contained in the Home Office Guide.

1.3.2 Principles of Fire Strategy

      Means of Escape arrangements are based on 7.5 m/2/per person to office areas, 30m/2/per person for storage and 1m/2//per person for possible conference/restaurant use in the basement.

      Office floors will be capable of occupation as a single tenancy or split into two. The tenancy subdivisions will be located to allow access for each occupier to two stairs.

      Means of escape is based on single stage evacuation.

      Stairs are approached by 30 minute lobbies.

      All stairs calculated to be 1100 mm width.

      All wall and ceiling linings achieve Class "0" in circulation spaces and Class "1" elsewhere.

      All elements of structure are designed to 90 minute standard of fire resistance. Apart from the basement car park which is to 2 hours.

      Calculations have been prepared to define areas of unprotected facade.

      The strategy for meeting the requirements of Section 20 is based upon the provision of the fire safety measures which can reasonably be required in the case of this building and reflects agreements reached with the Corporation of London. These agreements dictate that there is no requirement for dedicated fire fighting lifts and that sprinklers are omitted from all areas with the exception of the basement storey.

      The basement storey is provided with a sprinkler system designed to BS 5306 Part 2.

      The lower ground, ground and upper storeys are provided with openable windows equal in area to 2.5% of the floor area at each level arranged on opposing faces of the building to facilitate smoke venting.

      Access to the interior of the office buildings is via fire fighting shafts designed in accordance with the recommendations of BS 5588 Part 5.

      The basement storey is provided with means of venting smoke in the form of natural vents equal in area to 2.5% of the floor area. Apart from the substation and oil storage area for which ventilation is 5%.

      The car park in One Carter Lane will be smoke vented using natural ventilation via breakout panels. A mechanical system will be used for vehicle and petroleum exhaust.

      The fire alarm system and control panels are described in Section 6.

      Fire brigade tender access is available along the Carter Lane frontage and from Distaff Lane. The section of Petershill steps adjacent to the south west corner of the building is capable of supporting the weight of a fire tender as is an area of the City Walkway between One Carter Lane and Scandinavia House.

      SECTION 2 - STRUCTURE

2.1   General

      The site is within the vicinity of St Paul's and therefore basement and foundation depth is controlled by the St Paul's Act of 1935 and in terms of roof height by the St Paul's sightlines.

      The site slopes approximately three metres between the north and south boundaries. At its lowest level it is still several metres above the ground water table.

      The building is a reinforced concrete beam and slab structure with columns generally on a 9m x 9m or 9m x 6m grid. The building is founded on pad and strip foundations in gravel underlain by London Clay.

2.2   Design Standards

      The building is designed in accordance with the Building Regulations 1991 as administered by the District Surveyor of the Corporation of London and the following statutory regulations and bye-laws:

2.2.1 Codes of Practice and Standards

      BS 8004                     :            Foundations

      BS 6399: Part 1: 1984       :            Design Loading for Buildings -
                                               Dead and Imposed Loads

      BS 6399: Part 3: 1988       :            Design Loading for Buildings -
                                               Imposed Roof Loads

      CP3: Chapter V: Part 2      :            Wind Loading

      BS 5950                     :            Structural Use of Steelwork

      BS 8110                     :            Structural Use of Concrete

2.2.2 Technical References

      Commentary on BS 5959: Part 3: Section 3.1 Steel Construction Institute 1990 (SCI Publication 078).

2.3   Imposed Conditions

2.3.1 Loadings

      The office areas are designed to 4kN/m/2/ live load and 1kN/m/2/ for demountable partitions. Plant areas are designed to 7.5kN/m/2/. Live load reduction factors have been used in the column load take downs.

2.3.2 Wind/Minimum Stability

      Wind loadings have been assessed in accordance with CP3. Ch V: Part 2.

2.3.3 Imposed Movements

      Settlement

      Relative column rotations are less than 1/1000

      Deflection Limits

      The structure is designed to comply with the recommendations in current codes of practice for both vertical and horizontal deflections. Under characteristic wind loads the relative lateral deflection in any storey will not exceed H/500

2.4   Performance Requirements

2.4.1 Fire Resistance Periods

      The building is designed to allow 90 minutes fire resistance, although some basement areas are 2 hour fire resistant, and the slab between basement and offices above is four hours fire resistant.

2.4.2 Protection Against Ground Water

      The basement structure is designed to BS 8110, with a drained cavity around the perimeter walls and over parts of the basement floor level.

2.4.3 Retaining Wall

      The perimeter boundary retaining walls, constructed as part of the 1960's development are retained for this building. The general principle adopted is that no additional horizontal or vertical loads have been imposed on these walls. The first structural bay of the basement slab has been replaced at the same level to maintain its propping effect at the toe of the existing walls. Backing structure to the walls has been provided as required where the original lateral support system has been changed. A new retaining wall has been provided along the south side of the site.

2.4.4 Progressive Collapse

      The buildings will be designed to comply with the relevant code requirements for peripheral and internal ties.

2.4.5 Durability

      In general the structural elements are not exposed and concrete elements are classed as mild exposure conditions. Roof steelwork within the warm and dry envelope will not require any corrosion protection.

      The following exceptions apply:

      o Concrete in contact with the group is classed as moderate exposure in accordance with the site investigation results.

      o Concrete surfaces trafficked by vehicles (i.e., the loading areas and the car parks) are likely to be directly or indirectly exposed to de- icing salts and will be classed as very severe exposure conditions.

      o Exposed steelwork or steelwork likely to subject to regular condensation or steelwork within the building envelope will have an appropriate corrosion protection system.

2.5   Stability and Movement Joints

2.5.1 Stability

      Lateral stability to the building is provided by reinforced concrete lift shaft walls and the moment frame action of the southern spine beams and columns. The steel roof is stabilised by a combination of bracing down to the supporting concrete slab and cantilever action of to columns.

2.5.2 Movement Joints

      The building is not of sufficient size nor has a core arrangement such that movement joints are required within its floor plate. Refer to CIRIA Technical Note 107.

      A dedicated movement joint is located in the E-W direction along the demise line between One Carter Lane and the site of One Old Change Court.

2.6   Substructure

2.6.1 Retaining Walls and Foundations

      The original retaining wall remains around the perimeter of the site. The first internal bay of the existing basement slab has been retained or replaced at the same level to prop the wall at its toe. The superstructure above is supported independently on columns cast adjacent to the inside face of the wall.

      The foundations of the buildings are shallow pad and strip footings. Their depth is limited by compliance with St Paul's Depths.

      The core walls and concrete shear walls at the east and west sides of the building below ground resist horizontal earth pressure imbalance.

2.6.2 Basement Slab

      The basement slab is 200mm thick on 50mm blinding cast monolithically with the foundations. Watertightness to all "multi-use" areas and electrical plantrooms in the basement is provided by a 100mm delta drain cavity system installed on the slab surface with associated underground drainage. Other plantroom areas are not so provided, in accordance with the CIRIA guidance.

2.6.3 Public Open Space Slab

      The slab is a beam and slab arrangement with 250mm or 275mm slab supported typically on 600mm x 600mm deep or 600mm x 500mm deep beams. Localised framing occurs around the tree planter areas and smoke vents.

2.7   Superstructure

2.7.1 The floors are in-situ reinforced concrete ribbed slabs. The 125mm concrete deck spans onto continuous ribs 600mm wide and 425mm deep at 3m centres. These in turn span 9m and are supported by a central 2m by 425mm deep spine beam and the perimeter columns. The spine beam spans up to 9m.

      The constant 425 mm depth allows maximum flexibility for the services arrangement in the void below while the 3m centre to centre spacing of the ribs provides additional space for the crossover of ducts.

      Future occupiers will have the ability to create holes through the slab areas between the beams.

      The steel roof is supported off the 4th and 5th floor slabs and consists of decking supported off Z-purlins which span between and in the same plane as the roof beams.

      The plant itself is supported on plinths mounted onto the roof slab.

      The steel frame is connected to the concrete frame such that the voltage from a lightning strike can be transmitted via the reinforcement down to dedicated earthing rods in the ground.

      SECTION 3 - EXTERNAL ENVELOPE

3.1   Elevations

      The elevations consist of brick piers, granite plinths, slate bands and aluminium windows and cladding. The elevations are designed to minimise the use of vertical movement joints. The composite construction of the external walls provides a "U" value of 0.35 watts per square metre overall.

      Various decorative elements of metalwork are attached to the brickwork and cladding.

3.1.1 Brickwork and Stonework

      The brickwork to One Carter Lane building is a grey/brown facing brick laid in a modified Flemish bond.

      The pointing consists of a reddish coloured sand cement mortar with an 8mm recessed/raked joint to perpends and bed joints.

      The brickwork is supported at most floor levels on stainless steel support angles with pistol bricks and mastic soft joints below.

      The brickwork loads are spread horizontally by proprietary serviced slip trip 2 slip membranes to obviate requirements for vertical movement joints. The slip membranes are fronted by mastic in the brickwork.

      The structure is designed to carry the loads imposed by the facade. These have been estimated at 2.5kn/m/2/ for the masonry and 1.0kn/m/2/ for the glazed curtain wall elements. (This will be confirmed during trade-contractor design of the windows and cladding).

      Rustications are contained in the lower parts of the brickwork. Glass blocks are used for feature relief at parapet level.

      Steelwork decorative handrail features finished with galvanising and polyester powder coating are fixed to the brickwork.

      Decorative stainless steel rails are fixed as part of the cladding system.

      The granite columns at base level are non-loadbearing and restrained back to the structure.

      The cappings and columns are built into the brickwork as are the band courses.

      SECTION 3 - EXTERNAL ENVELOPE

3.1   Elevations

      The elevations consist of brick piers, granite plinths, slate bends and aluminium windows and cladding. The elevations are designed to minimise the use of vertical movement joints. The composite construction of the external walls provides a "U" value of 0.35 watts per square metre overall.

      Various decorative elements of metalwork are attached to the brickwork and cladding.

3.1.1 Brickwork and Stonework

      The brickwork to One Carter Lane building is a grey/brown facing brick laid in a modified Flemish bond.

      The pointing consists of a reddish coloured sand cement mortar with an 8mm recessed/raked joint to perpends and bed joints.

      The brickwork is supported at most floor levels on stainless steel support angles with pistol bricks and mastic soft joints below.

      The brickwork loads are spread horizontally by proprietary serviced slip trip 2 slip membranes to obviate requirements for vertical movement joints. The slip membranes are fronted by mastic in the brickwork.

      The structure is designed to carry the loads imposed by the facade. These have been estimated at 2.5kn/m/2/ for the masonry and 1.0kn/m/2/ for the glazed curtain wall elements. (This will be confirmed during trade-contractor design of the windows and cladding).

      Rustications are contained in the lower parts of the brickwork. Glass blocks are used for feature relief at parapet level.

      Steelwork decorative handrail features finished with galvanising and polyester powder coating are fixed to the brickwork.

      Decorative stainless steel rails are fixed as part of the cladding system.

      The granite columns at base level are non-loadbearing and restrained back to the structure.

      The cappings and columns are built into the brickwork as are the band courses.

3.1.2 Windows and Cladding

      The window frames and cladding elements are fabricated in aluminium and finished in dark blue grey anodising. The windows have thermally broken frames. A proportion of them are bottom hung opening lights for purposes of smoke clearance and possible natural or emergency ventilation. The glazing units are double glazed comprising:

      o 10mm Luxguard low E/solar coated clear glass outer

      o 12mm cavity

      o 6.8mm laminated glass inner

      The acoustic performance of the window/cladding element is designed to achieve NR35 to the office areas. The inner laminated glazing provides a measure of protection in the event of failure.

3.2   Roof

      The main roof is as standing seam aluminium pitched roofing system supported on a steel frame and purlins. The "U" value achieved by the composite construction is 0.45 watts per square metre.

      Areas of flat roof are constructed with a Hydrotech monolithic roof membrane with insulation above; predominantly in plant areas and on balconies. Such areas are finished with concrete paving slabs surrounded by gravel.

3.2.1 Pitched Roof Area

      The Kal-zip standing seam notify system is manufactured by Hoogovens. The build-up at the roof system is liner tray, vapour barrier, insulation and standing seam roof; all in accordance with the manufacturers recommendations. Services penetrations and caves use standard components and detailing. Ridges and hips are welded to achieve a finer junction.

3.2.2 Flat Roof Areas

      The Hydrotech water proofing system is a flexible, self-healing, reinforced monolithic membrane formulated of modified bitumens, synthetic rubbered and antioxidants. The build up in membrane, insulation, filter sheet and slab gravel as appropriate.

3.3   Cleaning and Maintenance

      The major parts of the facades are cleaned from mechanised cleaning cradles supported by rails at roof level.

      Some elements of glass and cladding at roof terrace and ground levels are cleaned from the surrounding level. Drawings are available to detail such areas.

3.3.1 Access Equipment

      A single unit comprising of cradle and mobile jib, operates from a pair of roof mounted tracks.

      To maintain a complete circuit of the building using one unit, the tracks on fifth and sixth roof levels are linked at an enclosed docking area by means of a lift and traversing turntable.

      All elements are powered and controlled from a remote handset.

3.3.2 Access from Ground

      Access for cleaning and maintenance within the "colonnade" area can be provided by a proprietary piece of equipment which can be manhandled to the required location but stored within the service yard. Access is provided to both the wall surfaces and soffit. Details are incorporated in the Technical Guide.

      Other areas where access is gained from the ground are accessible using ladders or other equipment customarily used, and supplied, by cleaning and maintenance contractors.

      SECTION 4 - INTERNAL FINISHES

4.1   Entrance Hall

      The Entrance Hall is entered through two pairs of plate glass doors fitted with stainless steel ironmongery and fittings set within the fully glazed entrance screen. Signage for the building name or occupier can be provided on the glazed screen; above the entrance doors but below the level of the canopy. The entrance has a canopy constructed from glass and steel. Parts of the steel structure are encased in anodised aluminium shaped casings. All of the steel work is finished in polyester powder coating. There is a concealed gutter which discharges into the rainwater system within the building.

      The pavement immediately outside the Entrance Hall is of York stone paving. The same brickwork with rustications, as used generally, returns towards the fully glazed screen.

      There are two pairs of entrance doors. The entrance screen is as fully glazed as practicable. There is no over door heater as the Entrance Hall is regarded as a transition zone between outside and the Reception Area. There are "heating only" fancoil units within the Entrance Hall. Three discharge over the entrance screen and three over the opening between Entrance hall and Reception Area.

      A matwell extends for a distance of two metres inside the line of the entrance doors. The mat incorporates natural coir set within aluminium strips and is removable for cleaning. The entire floor width ramps slightly to deal with the difference in levels between pavement and Reception Area. This way there are no steps or ramp edges nor requirements for handrails or balustrades. The York stone, bedded on a screed extends to the top of the ramp and into the Reception Area beyond. The area is heated by under floor hot water trench heating, with grilles to each side of the Entrance Hall running the entire length of the side wall, in combination with the high level fancoil units.

      The walls are clad full height in sealed limestone. The side walls incorporate horizontal rustications which follow Moleanos through on the lines of the external rustications. The wall through to the Reception Area incorporates similarly sized rustications both horizontally and vertically.

      The ceiling is of demountable plaster tiles on an exposed grid and lighting is provided by a grid pattern of Concorde metal halide downlighters. The spacing of the grid matches that of the rustications in the walls.

      Switches and sockets will be brushed stainless steel.

      There is a stainless steel fire alarm repeater panel immediately outside the entrance screen set into the brickwork return.

4.2   Reception Area

      The York stone floor continues into the Reception Area as a perimeter margin which returns into the lift lobby. The inner floor area is of limestone. The walls are clad Ball height with sealed Moleanos limestone. The horizontal joint in the Moleanos limestone follow through from the Entrance Hall but without the expressed rustications. The walls and soffit of the opening from the Entrance Hall to the Reception Area are clad in Moleanos limestone.

      There is a feature wall behind the reception desk. This wall is finished with square maple veneered panels trimmed with stainless steel. It has the potential to incorporate the name of the occupier and is illuminated by low voltage downlighters.

      The Reception Area is discreetly air conditioned using fancoil units concealed behind the feature wall. Air is taken in at the sides and discharged at high level across the ceiling. Access to the fancoil units is incorporated in the feature wall behind the reception desk. There is a doorway from the Reception Area through to the ground floor offices. The door and frame are of maple with stainless steel ironmongery as used elsewhere. The lift architraves, doors and full height over panels are of brushed stainless steel. There is a cupboard at the rear of the wall between entrance hall and Reception Area. The door and frame are of maple. This cupboard contains the main fire alarm panel and light switches although there is a small repeater panel incorporated into the reception desk.

      Glass signboards are available which can be supported on stainless steel fittings, mounted on each of the walls leading towards the lift lobby. This signage is flexible to incorporate any or a combination of building name, occupier, sub-tenants, departments, etc. The signboards are illuminated by the low voltage downlighters in the ceiling above.

      The ceiling is a plain plasterboard ceiling painted white and without access panels. Lighting is by low voltage downlighters on a variety of circuits whereby fittings illuminate the space generally but also highlight the reception desk, feature wall, signboards and lift entrances. The transformers for the downlighters are accessed through the apertures in the ceiling into which the fittings are fixed.

      The reception desk is a combination of maple, glass, pre-patinated copper and natural anodised aluminium and incorporates the fire alarm repeater panel and facilities for the occupiers security system.

      The passenger lift cars incorporate metal surfaces of brushed stainless steel. The floors are of York and Molcanos stone. The walls are clad with a series of Moleanos limestone panels bonded to the stainless steel walls. The ceilings are of plasterboard painted white and incorporating low voltage downlighters.

4.3   Show Suite

      The Show Suite, in the front part of the fourth floor, is partially fitted out in accordance with the specification for the Category A allowances.

      There is a fully accessible medium grade raised floor system with a nominal depth of 150mm (inclusive of panel) and incorporating 600mm x 600mm panels. The raised floor panels are of corrosion resistant steel with cementitious infill supported on adjustable pedestals. The void is complete with all required barriers or fire breaks.

      The exposed inner surfaces of the cladding system are finished with off white polyester powder coating. This includes the panels underneath the glazing.

      The windows are openable for smoke venting or natural ventilation and bottom hung inward opening. Each window is fitted with a polyester powder coated narrow venetian blind.

      The masonry piers, core walls and columns are drylined with plasterboard and painted white. Skirtings are of polyester powder coated aluminium to match the cladding.

      The ceiling is a combination of perimeter margin and gridwork for a suspended ceiling system. The perimeter margin is of plasterboard painted white and incorporates blind boxes to each window and continuous slot diffusers.

      The suspended ceiling gridwork is to suit a 500mm x 500mm perforated metal tile system with concealed grid; CAPL Ceiling System 120 or equivalent. The ceiling tiles installed for use as a marketing suite are to be removed and a contribution made to the Tenant for the replacement with new tiles. The ceiling is at 2.65m clear height from the floor tile surface.

      The LG3 Category 2 luminaires installed for use as a marketing suite are to be removed and a contribution has been given to the Tenant to replace with new luminaires. The lighting installation is wired via connection boxes which provide a potential interface with a lighting control system by the occupier. There are a series of separately dimmable circuits to adjust the lighting level. At the perimeter, air is supplied by a continuous 3-slot diffusers. In the inner zone air is supplied via 500mm x 500mm 4-way grilles which are co-ordinated with the ceiling grid.

      All doors and frames facing the office space are of maple hardwood with stainless steel ironmongery. Door frames are full height and each door has an over panel. The duct access doors are painted softwood with flashgap details to minimise visual impact.

4.4   Shell Office Areas

      The floor is the exposed top surface of the concrete slab ready to receive raised floor. The 'ceiling' is the exposed concrete soffit ready to receive services and suspended ceiling.

      The internal face of the cladding system is self finished as before.

      The masonry piers and core walls are drylined with plasterboard finished ready to receive decoration but without skirtings.

      Columns are left exposed with rainwater pipes to be boxed in by tenants. This provides flexibility for condensate drains, light switches and controls by the occupier, to be provided to suit his requirements.

      Office doors and duct access doors as described above.

4.5   Lift Lobbies

      Except for the ground floor and fourth floor show suite, all lift lobbies are treated as an extension of the shell office areas.

      At all levels the lifts incorporate brushed stainless steel architraves and doors.

4.6   Toilets

      There are male and female toilets to each floor. There is a single disabled toilet on each floor adjoining the rear of the lift shaft. The male and female toilets are "back to back" sharing a common services duct. The design is such that they are "extendable". By removing the end wall and extending the common duct further cubicles can be incorporated to suit a higher occupancy on a particular floor. The floor and wall materials have been selected to be subject to continued availability.

      The floors are finished slate slabs bedded onto a screed.

      The majority of the walls, including those which form the cubicles are clad in 300mm x 300mm ceramic tiles which have a limestone colouring and texture but with the durability of ceramic tiles. The wall which runs the full length of the toilets is drylined with plasterboard and painted with a "strong" colour. This wall is picked out by a row of compact fluorescent downlighters in the ceiling above. There is a full height mirror in the ladies toilet.

      The doors and flames flown office to lobby and lobby to toilets are maple hardwood with brushed stainless steel ironmongery. The cubicle doors are frameless, finished in maple hardwood, and hung on pivot hinges. The back and access panels to the am of the cubicles are similarly finished. A typical cubicle door incorporates a push plate on the outside, a door lock/engaged sign and handle on the inside and a coat hook. Each cubicle incorporates a door stop, toilet roll holder and tundish. All are in brushed stainless steel

      The ceiling is a combination of white painted plasterboard margins around a suspended ceiling of 300mm x 300mm plain metal pan ceiling tiles. Air supply and extract is by way of linear diffusers set at the junction between margin end suspended ceiling. Lighting is by compact fluorescent downlighters generally set into the margin but on occasion in the tiles.

      The sanitary ware is all white ceramic.

      The toilets are complete with six litre concealed cistern and white seat and cover.

      The vanity tops are of slate complete with under counter top basins and chrome taps offset to one side. There is a stainless steel strip between each vanity top which incorporates a pressed stainless steel soap dish.

      Above each vanity top there is an individual polished plate straight edged mirror fixed 20mm from the wall surface on stainless steel fixings.

      Each male and female toilet incorporates a satin stainless steel electric hand-drier.

      All switches, band-drier points and shaving sockets are of brushed stainless steel.

      The disabled toilets are generally as above but with a wheelchair accessible toilet complete with all associated grab rails. The door lock/engaged sign is the disabled model for easier opening. There is a stainless steel towel rail.

4.7   Staircases

4.7.1 Stairs to Core A and C

      The stairs to core A and C are both designed for fire fighting access and means of escape. Each core is provided with a hosereel and a dry riser.

      Ventilation is provided by opening windows to provide the statutory ventilation to both lobby and stair at each level.

      The core walls are constructed in dry lining to achieve the 120 minute fire rating, with some blockwork at lower levels. All walls are painted white.

      Doors and frames which face into the stairs are painted softwood in softwood frames.

      Stair flights and landings are concrete.

      Balustrades are hand painted mild steel.

      Four compact fluorescent wall lights are provided at each level to achieve minimum 100 lux lighting level.

      Staircases are heated by hot water served Hudevad panel radiators at each floor level.

      All switches and sockets are brushed stainless steel.

      Fascias and soffits are white painted concrete.

      Goings, riser, and landings are to be finished with studded rubber class "O" floorings; this material will also form nosings and coved skirtings at landings.

4.7.2 Stairs in Core "B"

      The stair to core B is designed for means of escape only.

      No ventilation is required to this stair.

      The core walls are constructed in dry lining to achieve the 90 minute fire rating, with some blockwork at lower levels. All walls are painted white.

      Doors and frames which face into this stair are painted softwood in softwood frames.

      Stair flights and landings are in concrete.

      Balustrades are hand painted mild steel with maple wreathed hardwood handrails.

      Four compact fluorescent wall lights are provided at each floor level to achieve minimum 100 lux lighting levels at each level.

      As the staircase is internal there is one Hudevad radiator at basement level only.

      All switches and sockets are brushed stainless steel.

      Fascias and soffits are white painted concrete.

      Goings, risers and landings are to be left unfinished. An allowance will be passed to the Tenant as a contribution to cover the cost of surface preparation, trims and installation. The carpet and nosings will be supplied.

      SECTION 5 - MECHANICAL SERVICES

5.1   Design Standards

      The building services are designed in accordance with Building regulations and Codes of Practice, including CIBSE Guidance and the IEE 16th Edition Regulations.

      Design conditions are tabulated below:

      =========================================================================
      Outside Design Condition
                               Summer           28 C DB/21 C WB
                               Winter        -5.5 C DB/-5.5 C WB
      =========================================================================
      Office Design Condition
                               Summer               22 C +/- 2 C
                               Winter               20 C +/- 2 C
      =========================================================================
      IT Cooling Load                             23 + 10 w/m/2/
      =========================================================================
      Fresh Air to Office Areas 1/s/m/2/                     1.3
      =========================================================================
      Air Change Rate for Car Parks                      6 ac/hr
      =========================================================================
      Air Change Rate for Toilets                        6 ac/hr
      =========================================================================
      Number of Boilers                             2 @ 66% load
      =========================================================================
      Approximate Total Boiler Capacity KW                  2190
      =========================================================================
      Number of Chillers                                       2
      =========================================================================
      Approximate Total Chiller Capacity
      KW                                                    1500
      =========================================================================
      Number of Office Supply Air
      Handling Units                                           2
      =========================================================================
      Number of Office Extract Air Handling                    2
      Units
      =========================================================================

5.2   Incoming Services

      A gas main, a water main and duplicate fire mains enter the building from Carter lane.

      Drainage connections are made by gravity to sewers in Carter Lane and Distaff lane.

5.3   Offices Air Conditioning

      The offices are generally fitted out to shell and core. This description refers to the show suite and forms the basis of the Category A Specification.

      The offices are air conditioned by a fan coil unit system.

      At the perimeters a 4 pipe system provides both heating and cooling. In central areas the system provides cooling only.

      The fan coil units are connected in a reverse return arrangement to ensure that they are self balancing.

      Fan coil units are of the air side control type for reduced maintenance. Air flow across the heating and cooling coils is controlled by face and bypass dampers to cater for load variations.

      Air handling plants in the basements provide fresh air to the office fan coil units. Constant volume dampers are incorporated on all branches from the main supply air risers. This will ensure that each floor operates independently of the others and that a constant volume of air passes into the occupied spaces. This will avoid the necessity to re-balance all floors when floors are being fitted out.

      Return air is through the luminaires into the ceiling void and to builderswork shafts to the basement air handling plants.

5.4   Offices Fresh Air

      Air handling plants supplying fresh air are designed to provide air to the offices at a rate of 1.3 litres per square metre.

      The cooling coil is designed to offset heat gains from the luminaires and provide the necessary dehumidification to offset the latent heat gains from the office occupants.

      Variable volume fans are used in the central supply and extract air handling plants to allow the total amount of air to be varied. This allows flexibility in controlling floors on an individual or half floor basis floor.

      The air conditioning system incorporates two separate systems to suit a possible occupational split.

5.5   Toilet Ventilation

      Toilets will be ventilated at a rate of 6 air changes per hour the toilet supply unit is fitted with a cooling coil. The toilets will be supplied at a constant air temperature of 20 C.

5.6   Ventilation Plant

      The car park, loading bay and basement plantroom spaces are mechanically ventilated with local units.

      Space provision has been allowed for future plant to serve the basement "multi-use" space. Connections are provided to the landlords heating water circuit.

5.7   Ancillary Space

      The entrance hall is heated.

      The reception area is air conditioned.

      The staircases are heated with a radiator system.

      The basement corridors are heated with a radiator system.

5.8   Central Plant

      Air cooled chillers using R134a refrigerant are positioned at roof level below an open screen. The associated pump sets are located at basement level.

      Gas fired boilers are positioned at basement level.

5.9   Domestic Water

      A metered incoming mains water supply is provided. The main will supply storage tank located in the basement sized to provide water for one working day in the event of supply mains failure.

      From the tank water is boosted throughout the building to serve toilets and tenant vending/tea rooms for which capped branches are incorporated in Cores A and C. Connections are also made to mechanical plant, washdown taps and window cleaning equipment.

      Within each toilet area an unvented local electric water heater is provided to serve wash hand basin. Hot water to vending/drinks rooms will installed by the occupier.

5.10  Foul Drainage

      Soil stacks serving toilet cores drop to basement level and discharge by gravity to the street sewers via intercepting traps. Anti-syphon pipes are provided adjacent to each stack with cross connections to maintain water traps. Stacks are vented above roof level. Soil stacks and anti-siphon pipes with capped off branches are provided in Cores A and C to serve vending/tea rooms.

      All basement mechanical plantrooms are provided with floor gullies draining to pump sumps. These lift water into the high level gravity foul drainage system. Foul drainage is provided to the basement toilet area and capped off drainage points for tenant use are left in the "multi-use" area in the basement.

      Drainage from car park and unloading bay areas is collected in a series of channels and gullies and passes through a petrol interceptor to pump sumps before discharging to the gravity sewers.

5.11  Surface Water Drainage

      Rainwater is collected at roof level by a series of gutters and outlets.

      Down pipes drop to basement level and discharge by gravity to the street sewers via intercepting traps. Connections are made into this system from outlets located within the basement air intake/exhaust plenums.

5.12  Dry Risers

      A dry riser is provided for LFCDA use within Cores A and C. An inlet is provided in the external facade at ground level and outlet valves provided at all floor levels including basement but excluding ground floor.

5.13  First Aid Firefighting

      A water storage tank and booster pump set are provided in the basement. The boosted water main serves hosereels at each floor at Cores A, B and C and throughout the basement.

      Hosereels are provided at each stair core.

      Extinguishers are to be provided by the occupier.

5.14  Sprinklers

      The office floors do not require sprinklers but to meet the District Surveyor's requirements a sprinkler system is provided to cover all basement areas except for the London Electricity Plc substation, LV room, battery room and communications room as these contain sensitive essential equipment.

      The Thames Water mains flow and pressure is sufficient to serve the installation directly without the need for tanks and pumps. The system comprises of incoming fire mains serving two installation control valves located within a valve chamber at lower ground floor level. One installation is a wet system serving all internal basement areas. The second installation is an alternate wet and dry system serving the car park and loading bay areas.

      This later system allows for winter draining of water and replacing with compressed air to prevent freezing.

5.15  BMS and Controls

      The control and monitoring of mechanical services plant is provided by a Trend Building Management System incorporating intelligent outstations and a central operator's station.

      The control system provides the following features for central plant:

      o     Optimised start/stop of plant
      o     Night set back protection (frost)
      o     Direct digital control
      o     Boiler sequencing
      o     Sequential plant start
      o     Floor isolation

      The fan coil units in the Show Suite are fitted with intelligent unitary controllers which provide temperature control and enable local temperatures to be monitored centrally. Remote units are provided for set point adjustment and for setting extended occupancy of groups of fan coil units.

      In addition to the usual automatic control features the building is fitted with kWh metres which are monitored by the BMS for future billing purposes.

      The system is designed to allow an easy upgrade and for connection of additional fan coil units during floor fit out.

5.16  Commissioning

      The works will include as follows:

      o     Pre-commissioning
      o     Commissioning
      o     Performance Testing

      They will be carried out in accordance with:

      o     CIBSE Commissioning Codes
      o     BSRIA Application Guides

      Pre-commissioning comprises the activities to advance the works from static completion to commissioning.

      Commissioning will be the advancement from static completion to full working order in accordance with the CIBSE Commissioning Codes and BSRIA Application Guides.

      Performance testing will be the evaluation of the commissioned system to prove its operation within the stipulated tolerances. Performance testing will be carried out on the Show Suite for a fourteen day period to record:

      o     Dry bulb temperature
      o     West bulb temperature or relative humidity
      o     Radiant temperature
      o     Air velocity
      o     Supply air temperature
      o     Chilled water flow and return temperature
      o     Supply temperatures in air ducts

      MEPC has appointed Andrew Reid & Partners as Commissioning Consultants to mange the above processes.

      SECTION 6 - ELECTRICAL SERVICES

6.1   Incoming Mains Supply and Metering

6.1.1 General

      The substation will be leased to London Electricity Plc.

      The estimated maximum demand is 1200 kVA derived from four low voltage supplies from London Electricity Plc.

      The build up to the estimated maximum demand is as follows:

================================================================================
                                      Load                   Load
                           Area m/2/  w/s mm      Diversity  kVA
================================================================================
      Office                 11605     50         90         550
--------------------------------------------------------------------------------
      Car Park                1145     10        100          12
--------------------------------------------------------------------------------
      Plant Space             3850     10         75          30
--------------------------------------------------------------------------------
      Storage                 1365     15        100          22
--------------------------------------------------------------------------------
      Conference                 0     70         50           0
--------------------------------------------------------------------------------
      Vertical Transport   5 Lifts     88kW       20          20
--------------------------------------------------------------------------------
      Mechanical                     1180kW       40         546
--------------------------------------------------------------------------------
      Public Health                    76kW       25          20
================================================================================
      Estimated Maximum Demand      1200 kVA
================================================================================


      The low voltage supplies from the substation will terminate on a main low voltage switchboard in the basement serving various items of plant and tenancies via low smoke and fume cables and a system of rising busbars.

      The Substation is located in the basement. Twenty four hour access is provided from the colonnade area. One of the air grilles is lockable and hinged. When lifted it provides access down a steel staircase. A further door provides access to the substation. This staircase/lobby area is separated from the building in general and is additionally used to ventilate the substation. One of the distribution boards to the City Walkway lighting is in this area. The other is within a weatherproof cupboard at the head of the ramp. Keys to the openable grille are held by the occupier, London Electricity plc and Corporation of London. London Electricity plc are the sole key holders to the door to the substation. There will be a pair of doors, for plant access, from the substation to the corridor. London Electricity plc are the sole key holders. There is a planked opening between the hard landscape of Petershill Steps and the corridor leading to the substation.

6.1.2 Metering

      A central landlords meter will be provided on the incoming supplies to the buildings. Each potential tenancy will have to apply for a supply from his selected Regional Electricity Company (REC) appointing a meter operator who will provide a metered supply.

6.2   Standby Generation

6.2.1 Landlords Generation

      The car park and unloading bay air handling units require a secondary power supply from a landlords generator rated at 50kVA. The exhaust discharges into the loading bay area.

6.2.2 Occupiers Generators

      Provision has been made in terms of space allowance and in the design of the electrical distribution to provide for the possible installation by the occupiers of standby generators at basement level. Space is allowed for generator flues to be routed to roof level. Space is allowed for radiators at roof level. There is also space at roof level for smaller sized packaged generators.

6.3   Distribution Systems

      Distribution of general power and information technology to workstations from riser positions will be via the raised floor. The underfloor services will be provided by the occupier to suit his requirements.

6.4   Lighting

      Lighting to office areas is designed generally to the requirements of the CIBSE Lighting Code of Practice. General office lighting consists of recessed modular fluorescent luminaires with low brightness LG3 category 2 louvres. General office lighting levels are designed for an average of 500 lux in cellular offices at a working plane 800mm above floor level.

      Once luminaires are wired from a modular wiring system and "lighting connection boxes" and switched in banks from switchplates throughout the office area. Dimming has been provided from each of the switchplates and a central location to set the levels via a lighting control system by Simmtronic.

      Lighting to stair core areas is provided by compact fluorescent luminaires locally switched.

      The lighting in plantrooms uses fluorescent luminaires with a trough type reflector. The basement car park is illuminated using fluorescent luminaires in corrosion resistant scaled bodies.

      Other areas with a higher headroom (eg Service Bay, Vehicle Ramp) are to be illuminated with low bay industrial type luminaires using high intensity discharge lamps with fully sealed diffusers.

      Emergency lighting is designed to comply with the requirements of BS5266,
      Part I, 1988 and ICEL Guidance and incorporating all known requirements of future European Codes.

      The emergency lighting will be based on 3 hour battery packs.

      Emergency exit signage luminaires will be provided to satisfy the requirements of the Building Control Officer.

6.5   Fire Alarms

      An addressable analogue automatic fire detection system is provided. The system will be designed to a standard which incorporates protection of life and property and in accordance with the requirements of BS5839. A fire alarm control panel is located within the ground floor entrance hall services cupboard with repeater panels outside the entrance screen and on the reception desk.

      The system will be designed for single stage evacuation by means of sounders. The system will have the provision for future extension and connection of equipment to be provided by the occupier. The occupier will have to provide detection points (break glass manual call points and smoke/heat detector units) and sounders to suit the office partitioning layout.

      The fire alarm installation will be zoned on a floor by floor basis. The fire alarm system will interface with the BMS, the lifts for lift homing and the basement sprinkler installation.

6.6   Security

      The security provisions will includes conduit work systems to enable the occupier to install, if he so chooses:

      o Alarm system to all office doors and windows adjacent to ground level areas or the shared areas as above.

6.7   Lightning Protection

      A lightning protection system is installed in accordance with BS6651

      The steel roof and structural elements are used with bonds provided to the window cleaning equipment, services on the roof and parapet handrails.

      The structural steel and reinforcement will serve as down conductors with bonds to the cladding and using the lower structural elements as an earth.

6.8   Earthing and Bonding

      Earthing and Bonding will be carried out in accordance with the IEE 16th Edition Regulations.

6.9   Communications

      The primary incoming route for communication is from the "walk-in" duct which runs the length of Petershill Stops alongside the basement. Sleeved ducts provide entry from the duct into the adjoining "multi-use" basement area which can be fitted with combined or separate communications rooms as preferred. A second incoming route, to provide diversity of routing, is provided by a set of sleeved ducts which enter the basement corridor in the S.E. corner adjacent to Distaff Lane. Ducts link across the roadway to the new "walk-in" cut which in turn links with that within Queen Victoria Street. Thus second supplies can be brought in from Queen Victoria Street.

      There is a major distribution route of cable tray along the basement corridors. There are two rising communications ducts; one in Core A and the second in Core C. If a typical floor were to be divided a communications duct would serve each part. The communications ducts link into the raised floor void. The communications duct in Core C continues to roof level where it links with a flat occupiers plant area which can be used to locate satellite communications dishes; amongst a variety of other occupiers plant usages.

      No incoming communications links have been installed but they have been checked to be available within the timetable of an occupiers fit-out.

      SECTION 7 - LIFT INSTALLATION


      The recommendations of CIBSE Guide D have been used as a basis for the design of the lift service. The handling capacity of the lifts is based on 17% of the building population arriving with a five minute period.

      Due to the restrictions of the St Paul's Heights all the lifts will be underslung electric traction with basement machine rooms.

      Four 16 persons 1250kg 1.6m/s lifts, giving an average waiting interval of 25 seconds will be provided.

      The passenger lift finishes consist of a stone floor limestone walls in a square grid with brushed stainless steel trim and a painted MDF ceiling with low voltage lighting including emergency. The control panel will be brushed stainless steel on one side of the car, a mirror will be on the other side. Doors will be brushed stainless steel.

      Provision for drapes will be provided in one passenger lift.

      A 1600kg goods lift with internal dimensions of 2500mm x 1350mm, which can accommodate a 2650mm full eight partition diagonally will be provided.

      The goods lift will be brushed stainless steel walls/ceiling and studded rubber flooring to match that used on stairs A and C.

      SECTION 8 - EXTERNAL

8.1   Hard Landscape

8.1.1 Design Criteria

      The Hard Landscape provides accessibility throughout the linked network of usable public open spaces, using robust detailing and quality natural materials. The works to all external areas will be taken over by the City Corporation as City Walkway.

      The landscape design has been carried out to meet the requirements of the following Corporation of London documents:

      o     City Walkway Outline Specification

      o     General Specification for Street Improvement Works in the City of
            London

      o     Designing an accessible City for people with disabilities.

      o Draft Guidance note on improving the City's Street Furniture and Paving.

8.1.2 Construction

      Construction above slab to include waterproofing, insulation, concrete upstand walls and step formations, bulk fill with high density expanded polystyrene (to make up large differences of levels between slab and finish levels between slab and finish where required) and D.O.T. Type I or concrete as appropriate to pedestrian/vehicular use.

      City Walkway designed to resist a live load of 5.0 KN/m(2)

      Surface falls generally 1:40 - 1:60.

      Access Ramps generally 1:20 to avoid requirement for handrails and where necessary 1:15 or 1:12 with handrails generally 1.8 m width (minimum 1.2).

      Steps generally 400mm treads and risers 130 - 150mm dependent on location. Nosings are demarked in association with handrails to assist partially sighted.

      Handrails are provided 900mm above nosings/ramps and project 300mm beyond top and bottom of level changes.

      All vertical elements meet the City Walkways requirement for 0.74/KN/m loading and minimum height for any parapet/balustrade is 1.070m.

      Drainage is through slotted channels and slabs of matching appearance to surrounding paving and leads into subsurface gullies and piping.

      Boundary demarcations, smoke vent knock out panels and paved over access hatches (LEB and generator room) will be denoted with brass studs and strips within paving surface.

      Manhole and access covers will all be recessed flush with the finished hard landscape surfaces.

8.1.3 Materials

      Predominant paving material to be new diamond cut Yorkstone, 75mm thick in vehicular trafficked areas and 50mm thick where only pedestrian, laid stretcher bond in 600mm widths, random lengths (although majority 1200mm) with 6mm pointed joints on 25mm 1:3 lime/sharp sand mortar bed.

      Feature paving grid in new sawn bottom flame textured granite sett units giving acceptable finish for pushchair/wheelchair access.

      Steps in sold piece flame textured mid grey granite with rounded nosings.

      Upstand walls, seats and planters are all stone clad concrete, in either granite or limestone dependent on location, to match stone of adjacent building when in direct proximity.

      Handrails to be tubular stainless steel supported on painted, galvanised mild steel posts or wall supports.

      Railings to be black painted galvanised mild steel panels fixed into walls and columns with bolted plates.

8.2   Soft Landscape

8.2.1 Design Criteria

      The landscape is predominantly hard urban townscape but the focus and definition to the spaces will be provided by planting; in particular by the use of framework and feature semi-mature tree planting.

      The maintenance of the scheme is to be undertaken by MEPC for one year following practical completion (to include defects liability) when it will be handed over to the City Corporation Parks Department.

8.2.2 Planters

      Planters have been designed as an integral part of the scheme, either into the ground or coupled with seating.

      All planters are designed with drainage, underground guying systems. watering and inspection points and are to receive manual rather than automatic irrigation to ensure closer attention to maintenance.

8.2.3 Materials

      Quercus palustris (Pin Oak) will be the tree forming the single line along Sermon Lane and Distaff Lane as well as providing the largest specimen tree on site at the upper level adjacent to the restaurant.

      Platanus acerifolia (London Plane) will form the free grove at the heart of the scheme, Old Change Court, emanating horn raised seating planters.

      Robinia pseudoacacia (False Acacia) will provide the light, architectural canopies for the seating area off Petershill Steps within the western recess of One Old Change Court

      Underplanting in the raised planters beneath trees will allow for an element of seasonal bedding by the City Corporation (preferably a mass of single species and white) within a framework of Buxux sempevirens (Box) edging.

      Framework shrub planting at building plinths and adjacent to courtyard seating will comprise of formally clipped evergreen "tables" using Taxus baccata (Yew).

      Larger shrub planting (including climbers/trailers) will take place in 3 areas of the overall scheme, one of these being the "drum" planter adjacent to the elliptical steps in order to soften the edges and replicate the planting in the nearby Scandinavia House beds.

8.3   City Walkway Lift

      A City Walkway lift will be provided in accordance with the requirements of the Highways Agreement. It is located adjacent to the restaurant building. It is self contained and its sole use is to link upper and lower levels of the City Walkway, primarily for use by the disabled. The Corporation of London would like this lift to be monitored by the tenant of the office building. If the tenant will not agree to this the Corporation of London will monitor the lift via a modem link in which case the tenant will be required to allow the Corporation of London to install necessary wiring.

      It is an 8 person 630kg hydraulic lift. The lift car finishes are in accordance with the requirements of the Highways Agreement and include hardwearing and vandal resistant finishes. In due course this lift will be taken over and maintained by Corporation of London as part of the City Walkway.

8.4   External Lighting

      Almost all external areas are City Walkway and are to be illuminated in accordance with the requirements of the Highways Agreement. The external lighting scheme includes as follows:

      o     Fittings mounted on some of the masonry piers of the building.

      o     Fully recessed uplighters set within the tree planters.

      o     Low level brick lights to illuminate steps and ramps.

      o Fully recessed uplighters set within the paving to illuminate the face of the restaurant; fed from the restaurant electrical supply.

      Subject to the approval of Corporation of London.

      The electrical supplies for lighting to the City Walkway are taken direct from London Electricity street lighting circuits. They will be switched in conjunction with surrounding street lighting. The distribution boards will be in locations agreed with Corporation of London; one in the colonnade area and the other at the top of the ramp. In both cases they are directly accessible from outside. Once the external lighting has been taken over in accordance with the provisions of the Highways Agreements it will be maintained by Corporation of London.

      The colonnade does not form part of the City Walkway and the lighting to the soffit is connected to supplies within the building and controlled by the occupier.

      SECTION 9 - ANCILLARY AREAS

9.1   Service Bay and Ramp

      One Carter lane is serviced from a below ground service yard approached from a two way ramp (car or service vehicle) off Distaff Lane. The service yard also provides servicing for the restaurant, Two Old Change court. Both have designated service bays separated by a combined turning circle.

      The facilities are as follows:

      o     One Carter Lane:  Two 8m vehicular service bays.
                              One refuse compactor bay.
                              One recycled refuse zone.

      o     Restaurant:       One 8m vehicular service bay (capable of
                              servicing dray vehicles.

      The finishes to this area are exposed blockwork walls concrete soffit and concrete ground slab laid to falls.

      The One Carter Lane goods lift is located within the office core but adjacent to the service yard.

9.2   Car Parking

      Consists of 15 car spaces supplemented by 15 motorcycle bays and 15 bicycle locations. 1 maintenance bay is supplied in addition to the above. This is the maximum provision under present planning guidelines.

      A corridor link provides access from the car park to the passenger lifts.

      The finishes to this area are exposed blockwork and concrete.

9.3   Basement "Multi-Use" Areas

      The basement contains "multi-use" spaces fitted to shell only. These spaces can be fitted out as the following:

      o     Internal restaurant/canteen, with full kitchen facilities.
      o     Conference facilities
      o     Storage
      o     Communications rooms

      Adequate escape facilities have been provided.

      The space is accessed directly from the lobby to the passenger lifts. This lobby is fitted with a 300mm by 300mm suspended ceiling with same sized recessed fluorescent light fittings.

      Drainage facilities have been installed to provide flexibility for toilet and kitchen requirements for the above.

      Shell finishes are as follows:

      o     Delta drain screed floor
      o     Fairfaced blockwork walls
      o     Concrete soffit

9.4   Basement Areas

9.4.1 Lobbies and Corridors

      Fairfaced blockwork walls, concrete soffit, Delta Drain or concrete floor.

      Lobbies to cores A, B and C are finished with drylined walls and Delta Drain composite floor system.

      Doors throughout the basement are softwood painted fire rated as necessary.

9.4.2 Cleaners Cupboards

      4 units each with a Belfast cleaners storage facilities located adjacent to the "multi-use" area

      Finished in fairfaced blockwork.

      A further 4 units can be constructed alongside.

9.4.3 Toilet Facilities

      2 unisex shower and toilet facilities arc sited to the west of the main lift lobby. They are for the use of those arriving by bicycle, carrying out sports or maintenance staff

      Each facility contains a toilet, wash hand basin and shower unit

      The floors and walls are ceramic tiled. The ceiling is demountable.

      One further toilet unit with wash hand basin is located adjacent to the service yard, generally as above. This is for the use of staff controlling the service bay and, at the occupiers discretion, messengers and delivery drivers.

9.4.4 Service Bay Control/Post Room

      o A control room and post receiving facility is located adjacent to the service bay.

      o Walls are fairfaced blockwork. The floor is Delta Drain composite floor system. The ceiling is the exposed concrete soffit.

      SECTION 10 - FLOOR AREAS

10.1  AREA SCHEDULE

      FLOOR AREAS (Net)

                            m/2/       sq ft
      Fifth                  752        8,095
      Fourth               1,586       17,072
      Third                1,709       18,396
      Second               1,705       18,353
      First                1,641       17,664
      Ground               1,528       16,448
      Lower Ground         1,584       17,050
      Basement             1,100       11,840
---------------------------------------------

      Total               11,605      124,918

      Areas have been taken from current drawings and may be subject to variation.

SECTION 11 - PROFESSIONAL TEAM

Architects                         Rolfe Judd Architecture Limited
Quantity Surveyors                 Cyril Sweett & Partners Limited
Structural Engineers               Ove Arup & Partners
Services Engineers                 Ove Arup & Partners
Landscape Consultants              Charles Funke Associates
Commissioning Consultants          Andrew Reid & Partners
Development Consultants            Jones Lang Wootton
Space Planners                     Gensler & Associates
Letting Agents                     Jones Lang Wooton
                                   DTZ Debenham Thorpe

                              Petershill London EC4

                                 One Carter Lane

                        Indices from [Illegible] Manuals

                                  together with

                          Lists of 'as built' drawings

          as compiled by

                              Bob Wight MEPC

                              Mike Tiplady JLW

                                                       17/3/98

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

Health and Safety File Structure

Volume 1   Principal Reference Document

Volume 2   Pre-construction Data            Architectural
                                            Structural
                                            Public Health
                                            Landscape Architect

Volume 3   Waterproofing and roofing        Coverite Limited

Volume 4   Concrete Structure &             P C Harrington Contractors Limited
           Underground Drainage

Volume 5   Structural Steelwork             Swift Structures Limited

Volume 6   Cladding                         C.I.R. Cooperative Industriale
                                            Romagnola S.C.A.R.L.

Volume 7   Entrance Glazing & Canopy        T W Ide Limited

Volume 8   Masonry                          Irvine Whitlock Limited

Volume 9   Drylining                        B.R. Hodgson Limited

Volume 10  Toilet Fit Out                   H L Smith Construction Limited

Volume 11  Metalwork                        R Glazzard (Dudley) Limited

Volume 12  Metal Doors Roller Shutters      Henderson Bostwick Limited

Volume 13  Entrance Hall Fit Out            A Davies Limited

Volume 14  Marketing Suite Fit Out          H.L. Smith Construction Limited

Volume 15  Facade Maint. Equipment          Facade Hoists Limited

Volume 16  Mechanical Services              Andrews Weatherfoil plc

Volume 17  Controls / BMS                   Synchronised Systems Limited

Volume 18  Thermal Insulation &             Abbey Thermal Insulation Limited
           Fire Stopping

Volume 19  Electrical Services              N G Bailey Limited

Volume 20  Fire Detection & Alarms          Cerberus Limited

Volume 21  Lightning Protection             R C Cutting Limited

Volume 22  Lifts                            Otis plc

Volume 23  Hard Landscaping                 McNicholas plc

Volume 24  Soft Landscaping                 Hasmead Limited


                                                                            mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

7.2 Structural Engineer    Ove Arup & Partners General Arrangement Drawings

  ------------------------------------------------------------------------------
  CL/S/0-0C          General Notes
  CL/S/0-1M          Ground Floor Structural Plan
  CL/S/1-1H          1st Floor Structural Plan
  CL/S/1-2F          Restaurant Roof Steelwork
  CL/S/2-1F          2nd Floor Structural Plan
  CL/S/3-1G          3rd Floor Structural Plan
  CL/S/4-1H          4th Floor Structural Plan
  CL/S/5-1M          5th Floor Structural Plan
  CL/S/6-1C          6th Floor Structural Plan
  CL/S/B1-1U         Lower Grd Floor Structural Plan
  CL/S/B2-1N         Basement Structural Plan
  CL/S/B2-2          Screen to Delta Drain
  CL/S/B3-1N         One Carter Lane Foundation Plan
  CL/S/S-20F         Foundation/Basement Sect-Sht 1
  CL/S/S-21E         Foundation/Basement Sect-Sht 2
  CL/S/S-22L         Lower Grd Floor Sections-Sht 1
  CL/S/S-23E         Foundation/Basement Sect-Sht 3
  CL/S/S-24F         Foundation/Basement Sect-Sht 4
  CL/S/S-25C         Foundation/Basement Sect-Sht 5
  CL/S/S-26E         Foundation/Basement Sect-Sht 6
  CL/S/S-27L         Foundation/Basement Sect-Sht 7
  CL/S/S-28C         Foundation/Basement Sect-Sht 8
  CL/S/S-29E         Foundation/Basement Sect-Sht 9
  CL/S/S-30L         Lower Ground Floor Sect-Sht 2
  CL/S/S-31F         Lower Ground Floor Sect-Sht 3
  CL/S/S-32D         Lower Ground Floor Sect-Sht 4
  CL/S/S-33C         Lower Ground Floor Sect-Sht 5
  CL/S/S-34F         Lower Ground Floor Sect-Sht 6
  CL/S/S-35E         Ground Floor Sections-Sht 1
  CL/S/S-36C         Ground Floor Sections-Sht 2
  CL/S/S-37D         Lower Ground Floor Sect-Sht 7
  CL/S/S-38B         One Carter Lane Floor Sect-Sht 1
  CL/S/S-40E         One Carter Lane Floor Sect-Sht 2
  CL/S/S-41E         One Carter Lane Floor Sect-Sht 3
  CL/S/S-42D         One Carter Lane Floor Sect-Sht 4
  CL/S/S-43F         One Carter Lane Floor Sect-Sht 5
  CL/S/S-44E         One Carter Lane Floor Sect-Sht 6
  CL/S/S-45G         One Carter Lane Floor Sect & Typical Stair Details-Sht 7
  CL/S/S-46H         One Carter Lane Floor Sect-Sht 8
  CL/S/S-47B         One Carter Lane Floor Sect-Sht 9
  CL/S/S-48B         Stair Core A Insitu Concrete Stair
  CL/S/S-50B         Stair Core B Precast Stair Detail
  CL/S/S-51B         Stair Core C Insitu Stairs
  CL/S/S-52B         One Carter Ln Stair Core C-Sht 1
  CL/S/S-54C         One Carter Ln Stair Core C-Sht 2
  CL/S/S-55C         One Carter Lane Core B General Arrangement - Sheet 1
  CL/S/S-56D         One Carter Lane Core B General Arrangement - Sheet 2
  CL/S/S-57D         One Carter Lane Core B Precast Stair Details
  CL/S/S-58D         Roof Steelwork Sect-Sheet 1 of 2
  CL/S/S-60D         Roof Steelwork Sect-Sheet 2 of 2
  CL/S/S-618         Roof Steelwork Details -Sheet 1
  CL/S/S-62E         One Carter Lane Ramp
  CL/S/S 100A        Corporation Duct Wall Elevation
  ------------------------------------------------------------------------------


                              Section 7 page 2 of 9                         mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

      --------------------------------------------------------------------------
      SP/0-1A     Structural Penetrations Through     Ground Floor Plan
      SP/1-1A     Structural Penetrations Through     First Floor Plan
      SP/2-1A     Structural Penetrations Through     Second Floor Plan
      SP/3-1A     Structural Penetrations Through     Third Floor Plan
      SP/4-1A     Structural Penetrations Through     Fourth Floor Man
      SP/5-1A     Structural Penetrations Through     Fifth Floor Plan
      SP/B1-1A    Structural Penetrations Through     Lower Ground Floor Plan
      SP/S-50A    Structural Penetrations Through     Core A Sheet 1 of 3
      SP/S-51A    Structural Penetrations Through     Core A Sheet 2 of 3
      SP/S-54A    Structural Penetrations Through     Core C Sheet 1
      SP/S-56A    Structural Penetrations Through     Core B Sheet 1 of 2
      SP/S-57A    Structural Penetrations Through     Core B Sheet 2 of 2
      --------------------------------------------------------------------------

7.2       Structural Engineer   Ove Arup & Partners Reinforcement Drawings

      --------------------------------------------------------------------------
      R001        Foundation Details - Sheet 1
      R002A       Foundation Details - Sheet 2
      R003        Foundation Details - Sheet 3
      R004        Foundation Details - Sheet 4
      R005        Foundation Details - Sheet 5
      R006        Foundation Details - Sheet 6
      R007A       Foundation Details - Sheet 7
      R008A       Foundation Details - Sheet 8
      R009B       Foundation Details - Sheet 9
      R010        Foundation Details - Sheet 10
      R011A       Foundation Details - Sheet 11
      R012        Foundation Details - Sheet 12
      R013A       Foundation Details - Sheet 13
      R014        Foundation Details - Sheet 14
      R015B       Foundation Details - Sheet 15
      R016A       Foundation Details - Sheet 16
      R017        Details of Waling Beam Between Basement & Lower Ground Floor
      R018A       Foundation Details - Sheet 18
      R019A       Retaining walls
      R020A       Basement Slab-Sheet 1
      R021A       Basement Slab-Sheet 2
      R022        Basement Slab-Sheet 3
      R023A       Basement Slab-Sheet 4
      R024B       Basement Slab-Sheet 5
      R025        Manhole Details
      R026        Petrol Interceptor
      R027E       Column Starters
      R028B       Key Plan to Columns
      R029C       Col. Foundation Level to Lwr Grd Flr
      R030D       Col. Foundation to Lwr Grd-Sht 2
      R031        Core C Stair Case Basement to Lower Ground Floor
      R032A       Foundation Details - Sheet 17
      R033A       Core D Wall Details - Base to Grd Shear Wall at Grid A-Base to LGF
      R034A       Shear Wall on Grid H -Foundation to LGF
      R035        Core A Stair
      R036        Core A Stair
      R037B       Col-Sht 3 Foundatn Level to LGF
      R038        Wall Adjacent to Ramp
      --------------------------------------------------------------------------


                              Section 7 page 3 of 9                         mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

      --------------------------------------------------------------------------
      R039        Detail of Walls Basement to LGF
      R040        250mm Thick RC Wall Sth of & Parallel to GL9
      R041        Foundation to Corp. Duct - Sht 1
      R042        Foundation to Corp. Duct - Sht 2
      R043        Col Details Basement- Grd Flr
      R044        Detail of Wall to Corp. Duct
      R045        Staircase Details Base to LGF
      R046        Core B S/case Base to 5 Flr - Sht1
      R047        Core B S/case Base to 5 Flr - Sht2
      R100A       Lower Ground Floor Slab Detail
      R10lA       Lower Ground Floor Beam Detail
      R102A       Lower Ground Floor Beams
      R103        Detail of Lower Ground Flr Beam
      R104        Transfer Beams, Lower Grd Flr
      R105A       Lower Ground Floor Beam Detail
      R106A       Lower Ground Floor Slab & Beam
      R107        Lower Ground Floor Beam Detail
      R108        Lower Ground Floor Beam Detail
      R109        Detail of Lower Ground Flr Beam
      R110A       Lower Ground Flr Details of Slab
      R111A       Lower Ground Flr Details of Slab
      R112        Beam Details LGF Zones 3&4
      R113        Beam Details LGF Zones 3&4
      R114        Lower Ground Flr-Detail of Beam
      R115A       Shear-Walls at Grid Lines A & H Lower Ground to Ground Floor
      R116A       One Carter Lane RC Details of Lower Ground Floor Beams
      R117        One Carter Lane RC Details of Lower Ground Floor Beams
      R118        Col. LGF to Ground Floor
      R119        Core CS/case LGF to 4th Flr Plan
      R120        Core CS/case LGF to 4th Flr Sect
      R121        Details of LGF Slab
      R122        Col. Zone 3&4 - LGF to Grd Flr
      R123        Col. Zone 3&4 - LGF to Grd Flr
      R124        Walls & Slab to Drum Plaza East
      R125A       LGF Plaza East Beams - Sheet 1
      R126        LGF Beams Plaza East
      R127        LGF Beams Plaza East
      R128        LGF Plaza East Beams - Sheet 2
      R129        LGF Slab Plaza East
      R130A       LGF Slab Plaza East
      R13lA       LGF Slab Plaza East
      R132A       LGF Stab Plaza East
      R133        LGF Slab Plaza West
      R134        LGF Slab Plaza West
      R135        LGF Slab Plaza West
      R136        LGF Slab Plaza West
      R137        LGF Slab Plaza West
      R138A       LGF Beams Plaza West
      R139        LGF Beams Plaza West
      R140        LGF Beams Plaza West
      R141        LGF Beams Plaza West
      R142        LGF Plaza West Beams
      R143        LGF Beams Plaza West
      R144        LGF Slab Plaza East
      R145        Detail of Walls LGF to Grd Flr
      R200A       Waling Beam Detail - GF - Sht 1
      R201        Waling Beam Detail - GF - Sht 2
      --------------------------------------------------------------------------


                              Section 7 page 4 of 9                         mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

      --------------------------------------------------------------------------
      R202A       Ground Floor Slab Details
      R203A       Ground Floor Slab Details
      R204A       Ground Floor Slab Details
      R205A       Ground Floor Slab Details
      R206B       Ground Floor Slab & Beams
      R207        Ground Floor Beam Details
      R208        Col. Ground Floor to First Floor
      R209        Core A Stairs
      R210        Core A Stairs
      R211A       Ground Floor Detail of Slab
      R212        Ground Floor Beam Details
      R213        Beam Detail Grd Flr Zones 3&4
      R214        RC Details of Ground Floor Beam
      R215        RC Details of Ground Floor Beam
      R216        RC Details of Ground Floor Beam
      R217        RC Details of Ground Floor Beam
      R218        Ground Floor Plaza East Slab
      R219        Ground Floor Plaza East Beams
      R220        Ground Floor Beams Plaza East
      R221        Ground Floor Beams Plaza East
      R222        Ground Floor Plaza East Beams
      R223        Col. Zones 3&4 Grd to 1st Floor
      R224        Ground Floor Slab Plaza East
      R225        Ground Floor Slab Plaza East
      R226        Core D Wall Details Grd to 6th Flr
      R227        Grd Floor Beams Plaza East
      R300        1st Floor Slab Details - Sheet 1
      R301        1st Floor Slab Details - Sheet 2
      R302        1st Floor Beams
      R303        1st Floor Beams
      R304        1st Floor Beams
      R305A       1st Floor Slab & Beams
      R306        1st Floor Beam Details
      R307        Col. Zones 1 - 1st to 2nd Floor
      R308A       1st Floor Slab Details
      R309A       1st Floor Slab Details - Sht 2
      R310A       1st Floor Slab Details - Sht 3
      R311        RC Details of 1st Floor Beams
      R312        RC Details of 1st Floor Beams
      R313A       1st Floor Beam Details - Sht 3
      R314A       1st Floor Beam Details - Sht 4
      R315        1st Floor Beam Details - Sht 5
      R316A       1st Floor Beam Details - Sht 6
      R317        Col. Zones 2 - 1st to 2nd Floor
      R318        Col. Zones 3 & 4 - 1st to 3rd Floor
      R319        Core C Beams
      R400        2nd Floor Slab Details - Sheet 1
      R401        2nd Floor Slab Details - Sheet 2
      R402        2nd Floor Beam Details - Sheet 1
      R403        2nd Floor Beam Details - Sheet 2
      R404        2nd Floor Beam Details - Sheet 3
      R405        2nd Floor Slab & Details
      R406A       2nd Floor Slab Details
      R407        2nd Floor Slab Details
      R408        2nd Floor Slab Details
      R409        2nd Floor Beam Details
      R410        2nd Floor Beam Details
      --------------------------------------------------------------------------


                              Section 7 page 5 of 9                         mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

      --------------------------------------------------------------------------
      R411A       2nd Floor Beam Details
      R412        2nd Floor Beam Details
      R413        2nd Floor Beam Details
      R414A       2nd Floor Beam Details
      R415        Col. Zone 1 - 2nd to 3rd Floor
      R500        3rd Floor Slab Details
      R501        3rd Floor Slab Details - Sheet 2
      R502        3rd Floor Beam Details
      R503        3rd Floor Beam Details
      R504        3rd Floor Beam Details
      R505        3rd Floor Slab & Beam Details
      R506A       3rd Floor Slab Details
      R507        3rd Floor Slab Details
      R508        3rd Floor Slab Details
      R509        3rd Floor Beam Details
      R510        3rd Floor Beam Details
      R511A       3rd Floor Beam Details
      R512        3rd Floor Beam Details
      R513        3rd Floor Beam Details
      R514A       3rd Floor Beam Details
      R515        Col. Details Zone 1&23rd - 5th Flr
      R516        Col. Details Zone 1&23rd - 5th Flr
      R517A       Col. Details Zone 3&43rd - 5th Flr
      R600        4th Floor Slab - Sheet 1
      R601        4th Floor Slab - Sheet 2
      R602        4th Floor Beam Details
      R603        4th Floor Beam Details
      R604        4th Floor Beam Details
      R605        4th Floor Slab & Beam Details
      R606        4th Floor Slab Details
      R607        4th Floor Slab Details
      R608        4th Floor Slab Details
      R609        4th Floor Beam Details
      R610        4th Floor Beam Details
      R611        4th Floor Beam Details
      R612        4th Floor Beam Details
      R613        4th Floor Beam Details
      R614        4th Floor Beam Details
      R700A       5th Flr Slab/Beam Details - Zone 1
      R701A       5th Floor Beam Details - Zone 1
      R702B       5th Flr Slab/Beam Details - Zone 2
      R703        5th Floor Slab Details - Sheet 1
      R704        5th Floor Slab Details - Sheet 2
      R705        5th Floor Beams - Zone 3&4
      R706        5th Floor Beams - Zone 3&4
      R707        5th Floor Beans - Zone 3&4
      R708A       5th Floor Beams - Zone 3&4
      R709        5th Floor Beans - Zone 3&4
      R710        5th Floor Beams - Zone 3&4
      R711        5th Floor Beams - Zone 3&4
      --------------------------------------------------------------------------


                              Section 7 page 6 of 9                         mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document

7.3    Public Health -Ove Arup & Partners  Services Drawings

      --------------------------------------------------------------------------
      CL/P1-0-1     Gr'nd fl'r. Public Health services
      CL/P1-20-1    Manholes, sumps, interceptors
      CL/P1-20-2    Manholes, sumps, interceptors
      CL/P1-20-3    Manhole schedule
      CL/P1-3-1     1st. - 3rd Public Health services
      CL/P1-30-1    Water & Fire Hose Reel Schem.
      CL/P1-30-2    Sprinkler & dry riser schematic
      CL/P1-30-3    Services detail sheet
      CL/P1-30-4    Foul water drainage schematic
      CL/P1-4-1     4th floor Public Health services
      CL/P1-5-1     5th floor Public Health services
      CL/P1-B1-1    LGF Public Health services
      CL/P1-B2-1    Basement PH services-Water
      CL/P2-B2-1    Automatic sprinkler installation
      CL/P3-B2-1    Substructure drainage and incoming services ducts
      --------------------------------------------------------------------------

7.4    Mechanical & Electrical Engineer       Ove Arup & Partners      Drawings


      --------------------------------------------------------------------------
                   All information on Mechanical & Electrical Building
                   Services is contained in Trade Contractor records
      --------------------------------------------------------------------------


                              Section 7 page 7 of 9                         mace

Health and Safety File                               One Carter Lane, London EC4
--------------------------------------------------------------------------------
Volume I - Principal Reference Document


  7.5  Landscape Architect Charles Funke Associates Contract Drawings

      --------------------------------------------------------------------------
      PL 05 E     Overall Landscape Plan
      PL 06 M     Landscape detail Plan
      PL 09 A     Planting plan
      PL 11 F     Construction detail - ramp steps
      PL 12 E     Construction detail - granite surface
      PL 13 F     Construction detail - yorkstone
      PL 14 E     Construction detail - seat planter
      PL 15 D     Construction detail - seat planter
      PL 16 E     Construction detail - tree pits
      PL 19 D     Construction detail - bollard/handrail
      PL 20       Construction detail - wall/railing
      PL 21 D     Construction detail - wall/railing
      PL 23 D     Construction detail - ramp steps
      PL 25 F     Construction detail - restaurant sections
      PL 26 C     Planting details
      PL 29 C     Construction detail - parapet
      PL 30 E     Landscaping setting out plan
      PL 32 B     Drainage setting out
      PL 36 B     Light setting out
      PL 37 A     Stud setting out
      PL 39       Restaurant wall lights
      PL 40       Drum planter wall lights
      --------------------------------------------------------------------------


                              Section 7 page 8 of 9                         mace

                        OPERATING AND MAINTENANCE MANUAL

                                COVERITE LIMITED

                             PETERSHILL DEVELOPMENT
                              1 CARTER LANE, LONDON

                          ELEMENT 2160 - WATERPROOFING


           Signed on behalf of the Trade Contractor   /s/ [Illegible]
                                                      --------------------

                                                      Coverite Limited
                                                      --------------------

                                                      Palace Gates
                                                      --------------------

                                                      Bridge Road
                                                      --------------------

                                                      Wood Green
                                                      --------------------

                                                      London N22 4SP
                                                      --------------------

                                          Date        14th January 1997
                                                      --------------------


                                                               contracts

--------------------------------------------------------------------------------

                        OPERATING AND MAINTENANCE MANUAL

--------------------------------------------------------------------------------
                                                      EFFECTIVE DATE
PETERSHILL DEVELOPMENT, LONDON                                       14.10.97

--------------------------------------------------------------------------------

                                    CONTENTS
                                    --------

         SECTION No.                SECTION TITLE                PAGE No.
         -----------                -------------                --------

             1                      General Particulars          1-2
             2                      Repairs                      3
             3                      Replacements                 4-5
             4                      Operations                   6
             5                      Maintenance                  7
             6                      As Built Drawings            8

--------------------------------------------------------------------------------

Package 2160                      Coverite Ltd                 Waterproofing

2160/LSP/ 1001   rev C
             2   rev B
             3   --
          2001
          1039   rev A
          1040   rev A
          1041   rev B
          1042   rev C
          1043   rev A
          1044   rev A
          1045   rev A
          1046   rev B
          1047   rev B
          1048   rev B
          1049   rev A
          1050   rev A
          1051   rev B
          1052   rev B
          1053   rev A
          1054   rev B
          1055   rev B
          1056   rev A
          1057   rev B
          1059   rev B
          1061   rev A
          1062   rev A
          1063   rev B
          1064   rev B
          1065   rev A
          2010   rev C
          2011   rev B
  SK/2160/1001   rev A
          1002   rev A
          1011   rev D
          1012   rev E
          1013   rev D
          1014   rev D
          1015   rev A
          1016   rev A
          1017   rev B
          1018   rev C
          1019   rev D
          1020   rev A
          1021   rev A
          1022   rev A
          1023   rev B
          1024   rev B
          1025   rev A
          1026   rev D
          1027   rev B
          1028   rev B
          1029   rev D

 2160/LSP/1030   rev A
          1031   rev D
          1032   rev D
          1033   rev A
          1034   rev A
          1035   rev A
          1036   rev A
          1037   rev A
          1038   rev B

                   [LOGO] P.C. HARRINGTON CONTRACTORS LIMITED
                            PETERSHILL, LONDON E.C.4

ref:oom1

                                  Package 2350
--------------------------------------------------------------------------------

                            OPERATION AND MAINTENANCE
                                  INSTRUCTIONS
                                     for the
                          SUBSTRUCTURE, SUPERSTRUCTURE
                                        &
                              SUBSTRUCTURE DRAINAGE


11/06/97

                                        1
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

                   [LOGO] P.C. HARRINGTON CONTRACTORS LIMITED
                            PETERSHILL, LONDON E.C.4

ref:oom1

--------------------------------------------------------------------------------

INDEX

SECTION 1       GENERAL

SECTION 2       THE INSTALLATION

SECTION 3       SCHEDULES

SECTION 4       OPERATION OF THE INSTALLATION

SECTION 5       MAINTENANCE OF THE INSTALLATION

SECTION 6       SYSTEM RECORDS

SECTION 7       AS BUILT RECORD DRAWINGS

SECTION 8       MANUFACTURERS LITERATURE

SECTION 9       STATIC TEST CERTIFICATES

SECTION 10      COMMISSIONING RESULTS

APPENDIX 1

APPENDIX 2


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                                        3
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              file

                   [LOGO] P.C. HARRINGTON CONTRACTORS LIMITED
                            PETERSHILL, LONDON E.C.4

ref:oom1

--------------------------------------------------------------------------------

7       RECORD DRAWINGS

--------------------------------------------------------------------------------
AS BUILT DRAWING NUMBER           TITLE
--------------------------------------------------------------------------------
PCH/CL/S/B2-1/SL/A                Basement slab levels
PCH/CL/S/B2-1/CP/A                Basement column positions
PCH/CL/S/B2-1/SFL/A               Basement Soffit levels
PCH/CL/S/B1-1-1/SL/A              Lower ground floor slab levels
PCH/CL/S/B1-1/CP/A                Lower ground floor column and slab edge
                                  positions
PCH/CL/S/B1-1/SFL/A               Lower ground floor Soffit levels
PCH/CL/S/0-1/SL/A                 Ground floor slab levels
PCH/CL/S/0-1/CP/A                 Ground floor column and slab edge positions
PCH/CL/S/0-1/SFL/A                Ground floor Soffit levels
PCH/CL/S/1-1/SL/A                 First floor slab levels
PCH/CL/S/1-1/CP/A                 First floor column and slab edge positions
PCH/CL/S/1-1/SFL/A                First floor Soffit levels
PCH/CL/S/2-1/SL/A                 Second floor slab levels
PCH/CL/S/2-1/CP/A                 Second floor column and slab edge positions
PCH/CL/S/2-1/SFL/A                Second floor Soffit levels
PCH/CL/S/3-1/SL/A                 Third floor slab levels
PCH/CL/S/3-1/CP/A                 Third floor column and slab edge positions
PCH/CL/S/3-1/SFL/A                Third floor Soffit levels
PCH/CL/S/4-1/SL/A                 Fourth floor slab levels
PCH/CL/S/4-1/CP/A                 Fourth floor column and slab edge positions
PCH/CL/S/4-1/SFL/A                Fourth floor Soffit levels
PCH/CL/S/5-1/SL/A                 Fifth floor slab levels
PCH/CL/S/5-1/CP/A                 Fifth floor column and slab edge positions
PCH/CL/S/5-1/SFL/A                Fifth floor Soffit levels
PCH/CL/S/B1-1-2/AB/A              Drainage
--------------------------------------------------------------------------------

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                                       12
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

[GRAPHIC OMITTED]
                                                            Package 2800
                                                            Structural Steelwork
                                                            Swift Structures Ltd

                              Trading as
                                S. G. INDUSTRIAL

                             Operations/Maintenance
                                     Manual


Project Title:                         Petershill -- Structural Steelwork
                                       Package 2800

Project Address:                       Petershill
                                       1 Carter Lane
                                       London

Project Managers:                      M.A.C.E. Ltd

Consulting Engineers:                  Ove Arup & Partners

Architect:                             Rolfe Judd

Concrete Package
Contractor:                            P.C.Harrington (Reference only)

[GRAPHIC OMITTED]
                                      INDEX

1.       Fabrication/Erection Contractor/Welder Certification

2.       Design Engineers/Calculations

3.       Erection Method Statement

4.       Steel Section Suppliers

5.       Paint Suppliers/Specification/Paint Applicators

6.       Component/Fixings Suppliers

7.       Consulting Engineers Drawing Packages

8.       S.G.I. Drawing and Mark No Package

9.       Materials Specification Packages

[GRAPHIC OMITTED]
                                 S.G.I. DRAWINGS

             8.1          Drawing No D744 -- 100 Rev A
                          Steelwork 5th Floor
                          Hold Down Bolt Assembly

             8.2          Drawing No D744 -- 100 Rev B
                          Steelwork 5th Floor
                          Column Marking Plan

             8.3          Drawing No D744 -- 102 Rev D
                          Steelwork 5th Floor Marking Plan

             8.4          Drawing No D744 -- 103 Rev A
                          Purlin Marking Plan -- Roof B & C

             8.5          Drawing No D744 -- 300 Rev A
                          Steelwork Holding Down Bolt Assembly &
                          Column Marking Plan -- 4th Floor

             8.6          Drawing No D744 -- 301 Rev F
                          Steelwork 5th Floor Marking Plan

             8.7          Drawing No D744 -- 600 Rev D
                          Steelwork Restaurant Holding Down Bolt &
                          Column Marking Plans

             8.8          Drawing No D744 -- 658 Rev
                          Restaurant Roof Marking Plan

Cir (Imola) Limited
Via Bicocca n. 14/c
Imola
Italy

Telephone:     0039 542 62 15 11
Fax:           0039 542 64 03 90

                            Petershill, 1 Carter Lane
                              Off Knightrider Court
                                 London EC4V 5ER

                         Package 3210 - Cladding Supply
                    Technical Specification and Operation and
                               Maintenance Manual

                                    Section 1

                                November 30, 1997

Construction Manager
Mace Limited
7 Plough Yard
London EC2A 3LP
                                [GRAPHIC OMITTED]

Client
MEPC Limited
12 St James Square
London SW1Y 4LB

                                                        Technical Specifications
--------------------------------------------------------------------------------

Contents - Section 1 - Technical Specification

1.  General Description .....................................   1
2.  Materials ...............................................   3
3.  Workmanship .............................................   6
4.  Standards and Codes .....................................   8
5.  Movement ................................................   9
6.  Fixing Devices ..........................................  10
7.  D/S Approvals ...........................................  11
8.  Drawings ................................................  12
9.  Material Suppliers and Finishers ........................  13
10. Samples .................................................  14
11. Spares ..................................................  15
12. Calculations ............................................  16

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: GENERAL ELEVATION                    DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
    E-01-V       North Elevation General layout drwg.                                              /
------------------------------------------------------------------------------------------------------------------
    E-02-V       South elevation General layout drwg.                                              /
------------------------------------------------------------------------------------------------------------------
    E-03-V       East elevation General layout drwg.                                               /
------------------------------------------------------------------------------------------------------------------
    E-04-V       West elevation General layout drwg.                                               /
------------------------------------------------------------------------------------------------------------------
    E-05-V       Section A General layout drwg.                                                    /
------------------------------------------------------------------------------------------------------------------
    E-06-V       Section B General layout drwg.                                                    /
------------------------------------------------------------------------------------------------------------------
    E-07         South block south elevation & plan
                 'ta'                                               D                              E
------------------------------------------------------------------------------------------------------------------
    E-08         South block south/east elevation &
                 plan 'tb'                                          D                              E
------------------------------------------------------------------------------------------------------------------
    E-09         South block south/west elevation &
                 plan 'tc'                                          D                              E
------------------------------------------------------------------------------------------------------------------
    E-10         Middle block east elevation & plan
                 'td'                                               D                              E
------------------------------------------------------------------------------------------------------------------
    E-11         Middle block west elevation & plan
                 'te'                                               D                              E
------------------------------------------------------------------------------------------------------------------
    E-12         North block north-east & north-east
                 return elevations & plan 'tc'                      D                              E
------------------------------------------------------------------------------------------------------------------
    E-13         North block north-west & north-west
                 return elevations & plan 'tg'                      D                              E
------------------------------------------------------------------------------------------------------------------
    E-14         North block north elevations & plan
                 'th'                                               D                              E

                                                                    Sheet 1 of 2

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: BAY ELEVATIONS                       DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       B-01     Elevation typical Bay                              C                              C
------------------------------------------------------------------------------------------------------------------
       B-02     South/east Elevation Bay 2                         A                              A
------------------------------------------------------------------------------------------------------------------
       B-03     South Block elevation Bay 3 & 19                   A                              A
------------------------------------------------------------------------------------------------------------------
       B-05     Corner south/east elevation bay 5                  B                              B
------------------------------------------------------------------------------------------------------------------
       B-09     South elevation bay 9                              D                              E
------------------------------------------------------------------------------------------------------------------
       B-10     South elevation bay l0                             F                              G
------------------------------------------------------------------------------------------------------------------
       B-11     South elevation bay 11                             D                              E
------------------------------------------------------------------------------------------------------------------
       B-15     Corner south/west elevation bay-15                 B                              B
------------------------------------------------------------------------------------------------------------------
       B-16     South/east elevation bay 16                        A                              A
------------------------------------------------------------------------------------------------------------------
       B-18     Core C-stair elevation bay 17 and
                bay 18                                             H                              I
------------------------------------------------------------------------------------------------------------------
       B-20     South block-Elev. 9 - Colonnade South
                / west Elev. Return bay                            E                              F
------------------------------------------------------------------------------------------------------------------
       B-21     Colonnade south/west elev. return bay
                Colonnade north/west elev. return bay              B                              B
------------------------------------------------------------------------------------------------------------------
       B-23     Corner return to south block east side
                elevation bay-23                                   B                              C
------------------------------------------------------------------------------------------------------------------
       B-24     Elevation Bay-24 hoist area                        C                              D
------------------------------------------------------------------------------------------------------------------
       B-25     Elevation Bay-25                                   C                              D
------------------------------------------------------------------------------------------------------------------
       B-26     Elevation Bay-26                                   D                              E
------------------------------------------------------------------------------------------------------------------
       B-27     Elevation Bay-27-28-29-30-31-32-36                 C                              D
------------------------------------------------------------------------------------------------------------------
       B-33     Elevation Bay-33 west colonnade                    D                              E
------------------------------------------------------------------------------------------------------------------
       B-34     Elevation Bay-34 west colonnade                    D                              E
------------------------------------------------------------------------------------------------------------------
       B-35     Elevation Bay-35 hoist area                        B                              C
------------------------------------------------------------------------------------------------------------------
       B-37     Corner return to north block west
                side elevation bay-37                              B                              C
------------------------------------------------------------------------------------------------------------------
       B-39     North/west elevation bay 39-40                     B                              B
------------------------------------------------------------------------------------------------------------------
       B-42     Corner north/west elevation Bay-42                 D                              D
------------------------------------------------------------------------------------------------------------------
       B-49     Main entrance elevation typical Bay 49             B                              C
------------------------------------------------------------------------------------------------------------------
       B-56     Corner north/east elevation bay-56                 C                              C
------------------------------------------------------------------------------------------------------------------
       B-57     North/east elevation bay 57-60                     B                              B
------------------------------------------------------------------------------------------------------------------
       B-59     Core A - Stair - Elevation Bay 58
                and Bay 59                                         D                              E
------------------------------------------------------------------------------------------------------------------
       B-61     Corner east courtyard elevation
                Bay-61                                             B                              C
------------------------------------------------------------------------------------------------------------------
       B-62     Elevation Bay 62 east courtyard                    D                              E
------------------------------------------------------------------------------------------------------------------
       B-63     Elevation typical Bay 63-64-65-66
                east courtyard                                     B                              C
------------------------------------------------------------------------------------------------------------------
       B-67     Elevation bay-67 east courtyard                    C                              D
------------------------------------------------------------------------------------------------------------------
       B-68     Elevation bay-68 east courtyard                    C                              D
------------------------------------------------------------------------------------------------------------------
       B-69     Elevation typical bay-69-70-71-72
                east courtyard                                     B                              C
------------------------------------------------------------------------------------------------------------------
       B-73     Elevation Bay-73-74 east courtyard hoist area      A                              B
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: GENERAL ARRANGEMENTS DRAWINGS PLANS   DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
       Nr.      Drawing Title
==================================================================================================================
       GA-01    South block 4th floor slab panel and
                bracket layout plan                                /                              A
------------------------------------------------------------------------------------------------------------------
       GA-02    North block 5th floor slab panel and
                brackets west layout plan                          /                              A
------------------------------------------------------------------------------------------------------------------
       GA-03    North block 5th floor slab panel and
                brackets east layout plan                          /                              A
------------------------------------------------------------------------------------------------------------------
       GA-06    South block 4th floor plan terrace
                cladding                                           /                              A
------------------------------------------------------------------------------------------------------------------
       GA-07    North block 5th floor plan terrace
                cladding                                           /                              A
------------------------------------------------------------------------------------------------------------------
       GA-08    Core A 5th floor plan layout details               A                              B
------------------------------------------------------------------------------------------------------------------
       GA-O8-1  Core C 4th floor plan layout details               A                              B
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 2 of 2

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: BAY ELEVATIONS                       DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
       Nr.      Drawing Title
==================================================================================================================
       B-75     Elevation bay-75 east courtyard                    B                              D
------------------------------------------------------------------------------------------------------------------
       B-76     Elevation typical bay-76                           C                              D
------------------------------------------------------------------------------------------------------------------
       B-77     Corner return to east courtyard
                elevation bay-77                                   C                              D
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: COPING PLANS                         DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
       Nr.      Drawing Title
==================================================================================================================
       CP-09    Coping Plan of bay 9-10-11                         A                              C
------------------------------------------------------------------------------------------------------------------
       CP-23    Coping Plan: Bay 23                                B                              C
------------------------------------------------------------------------------------------------------------------
       CP-24    Coping Plan: Bay 24                                A                              C
------------------------------------------------------------------------------------------------------------------
       CP-25    Coping Plan: Bay 25                                B                              C
------------------------------------------------------------------------------------------------------------------
       CP-37    Coping Plan: Bay 37                                A                              C
------------------------------------------------------------------------------------------------------------------
       CP-49    Coping Plan: Bay 49                                A                              B
------------------------------------------------------------------------------------------------------------------
       CP-61    Coping Plan: Bay 61                                A                              C
------------------------------------------------------------------------------------------------------------------
       CP-62    Coping Plan: Bay 62                                B                              C
------------------------------------------------------------------------------------------------------------------
       CP-67    Coping Plan: Bay 67-68-33-34                       B                              C
------------------------------------------------------------------------------------------------------------------
       CP-76    Coping Plan: Bay 76                                A                              C
------------------------------------------------------------------------------------------------------------------
       CP-77    Coping Plan: Bay 77                                B                              C
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 4

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS                  DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
       Nr.      Drawing Title
==================================================================================================================
       H-101    Horizontal section central
                mullion-glass                                      E                              F
------------------------------------------------------------------------------------------------------------------
       H-102    Horizontal section central mullion-panel           E                              F
------------------------------------------------------------------------------------------------------------------
       H-102/1  General details referred to hor.
                section mullion panel h-102
------------------------------------------------------------------------------------------------------------------
       H-103    Horizontal section: window jamb to column:
                south block lev. 3/north lock lev. 4               E                              F
------------------------------------------------------------------------------------------------------------------
       H-104    Horizontal section: spandrel jamb to
                600x300 column south level 3/north
                lev. 4                                             E                              F
------------------------------------------------------------------------------------------------------------------
       H-105    Hor. sec: side jamb panel lev. 1
                north-gf south                                     E                              F
------------------------------------------------------------------------------------------------------------------
       H-106    Horiz. sec. on external corner-
                glass level                                        D                              E
------------------------------------------------------------------------------------------------------------------
       H-107    Hor. sec: on ext. cor.-double channel
                level                                              D                              E
------------------------------------------------------------------------------------------------------------------
       H-108    Hor. sec: slab panel with fix.
                bracket detail: south block level 3.
                north block level 4                                D                              E
------------------------------------------------------------------------------------------------------------------
       H-109    Hor. sec: slab panel with fix.
                bracket detail to back of concrete
                column                                             D                              E
------------------------------------------------------------------------------------------------------------------
       H-110    Hor. sec. side jamb. glass level 3
                south/ 4 north
------------------------------------------------------------------------------------------------------------------
       H-111    Hor. sect. side jamb-glass lev. 3
                south/ 4 north                                     C                              D
------------------------------------------------------------------------------------------------------------------
       H-111/1  Hor. sec. side jamb glass level 1st
                floor hoist area                                   A                              B
------------------------------------------------------------------------------------------------------------------
       H-113    Hor. sec. side jamb panel lev. 3
                south 7/ 4 north                                   B                              C
------------------------------------------------------------------------------------------------------------------
       H-114    Hor. sec. on slab panel to front of
                concr. column. with fixing brkt.
                detail                                             B                              C
------------------------------------------------------------------------------------------------------------------
       H-115    Hor. sec: low lev. gran:jamb areas                 B
------------------------------------------------------------------------------------------------------------------
       H-116    Hor. sec: low lev. gran:centr.
                mullion
------------------------------------------------------------------------------------------------------------------
       H-117    Hor. sec. on slab pan. to front of
                concrete column. with fixing brkt.
                detail                                             B
------------------------------------------------------------------------------------------------------------------
       H-118    Hor. sec. on slab pan. to front of
                concrete column. with fixing brkt.
                detail                                             B
------------------------------------------------------------------------------------------------------------------
       H-119    Hor. sec. side jamb-panel to cor. bays             D                              E
------------------------------------------------------------------------------------------------------------------
       H-120    Hor. sec. on ext. cor.-double chan.
                lev.                                               A
------------------------------------------------------------------------------------------------------------------
       H-121    Hor. sec. side jamb-panel lwr. gr.
                floor south block                                  A                              B
------------------------------------------------------------------------------------------------------------------
       H-122    Hor. sec: spandrel jamb to 600x300
                column: south lev. 3/north lev. 4                  A
------------------------------------------------------------------------------------------------------------------
       H-123    Hor. sec. side jamb-glass north block              D                              E
------------------------------------------------------------------------------------------------------------------
       H-124    Hor. sec: wind. jamb to col: south
                block lev. grd.                                    A
------------------------------------------------------------------------------------------------------------------
       H-125    Colonnade-lower gr. fl. hor. sec.
                mull. glass                                        A
------------------------------------------------------------------------------------------------------------------
       H-126    Hor. sec: front slab pan. joint: west
                colonnade bay-21                                   B                              C
------------------------------------------------------------------------------------------------------------------
       H-127    Hor. sec: at feature channel & box
                pan. joints: west colonnade (bay 21)               B                              C
------------------------------------------------------------------------------------------------------------------
       H-128    Hor. sec: int. corner where bay 21
                converges with bay 22 & 20                         C                              D
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 2 of 4

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS                  DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
       Nr.      Drawing Title
==================================================================================================================
       H-129    Hor. sec. on external corner-glass
                level                                              B                              C
------------------------------------------------------------------------------------------------------------------
       H-130    Horizontal section side jamb-panel
                lwr. gr. floor east courtyard
------------------------------------------------------------------------------------------------------------------
       H-131    Horizontal section on external corner
                bay 5 with granite                                 A
------------------------------------------------------------------------------------------------------------------
       H-132    Horizontal section: slab panel with fixing
                bracket detail: to back of concrete
                column gr. floor east courtyard                    C
------------------------------------------------------------------------------------------------------------------
       H-133    Horizontal section side jamb-panel to
                corner bays                                        A
------------------------------------------------------------------------------------------------------------------
       H-134    Horizontal section side jamb-panel to
                corner bays 67-68-75-76                            A
------------------------------------------------------------------------------------------------------------------
       H-135    Horizontal section on external corner
                bay 42 - with granite                              A
------------------------------------------------------------------------------------------------------------------
       H-136    Horizontal section: slab panel with
                fixing bracket detail: to back of
                concrete column gr. floor east
                courtyard bays 67-68-75-76                         A
------------------------------------------------------------------------------------------------------------------
       H-137    Horizontal section on external corner
                bay 77 glass level                                 B
------------------------------------------------------------------------------------------------------------------
       H-138    West colonnade horizontal section on
                first floor                                        C
------------------------------------------------------------------------------------------------------------------
       H-139    Horizontal section: internal corner
                at sub-structure-sill level: where
                bay 21 converges with bays 22 & 20                 A
------------------------------------------------------------------------------------------------------------------
       H-140    Horizontal section: slab panel
                internal corner                                    B                              C
------------------------------------------------------------------------------------------------------------------
       H-141    Horizontal section on external corner
                bay 61 glass level                                 A
------------------------------------------------------------------------------------------------------------------
       H-142    Horizontal section: slab panel with
                fixing bracket detail: south block
                level 3.                                           A
------------------------------------------------------------------------------------------------------------------
       H-143    Horizontal section: slab panel with
                fixing bracket detail: to back of
                concrete column                                    A
------------------------------------------------------------------------------------------------------------------
       H-144    Horizontal section: window jamb to
                column                                             B
------------------------------------------------------------------------------------------------------------------
       H-144/1  Horizont. sec: window jamb to column
                at hoist positions                                 A
------------------------------------------------------------------------------------------------------------------
       H-145    Horizontal section side jamb-panel to
                corner bays                                        A
------------------------------------------------------------------------------------------------------------------
       H-146    Horizontal section side jamb-panel
                lwr. floor east courtyard corner                   A
------------------------------------------------------------------------------------------------------------------
       H-147    Horizontal section on external corner
                bay 77 - with granite                              A
------------------------------------------------------------------------------------------------------------------
       H-148    Horizontal section on slab panel to
                front of concrete column with fixing
                brkt. detail                                       B
------------------------------------------------------------------------------------------------------------------
       H-149    Horizontal section on external
                corner-double channel level                        A
------------------------------------------------------------------------------------------------------------------
       H-150    Horizontal section side jamb-panel to
                corner bays                                        B
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 3 of 4

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS                  DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       H-151    Horizontal section on external corner
                bay 77 glass level                                 B
------------------------------------------------------------------------------------------------------------------
       H-152    Horizontal section on external
                corner-double channel level                        B
------------------------------------------------------------------------------------------------------------------
       H-153    Horizontal section: window jamb to
                column                                             B
------------------------------------------------------------------------------------------------------------------
       H-154    Horizontal section on external
                corner-double channel level                        B
------------------------------------------------------------------------------------------------------------------
       H-155    Horizontal section on slab panel to
                front of concrete column with fixing
                brkt. detail                                       A
------------------------------------------------------------------------------------------------------------------
       H-156    Horizontal section: slab panel with
                fixing bracket detail: to back of
                concrete column east courtyard                     B
------------------------------------------------------------------------------------------------------------------
       H-157    Horizontal section on slab panel to
                front of concrete column with fixing
                brkt. detail                                       C
------------------------------------------------------------------------------------------------------------------
       H-158    West colonnade horizontal section
                side jamb 1st level                                B
------------------------------------------------------------------------------------------------------------------
       H-158/1  West colonnade horizontal section
                side jamb 1st level hoist area
------------------------------------------------------------------------------------------------------------------
       H-159    Horizontal section on external
                corner-double channel level                        A
------------------------------------------------------------------------------------------------------------------
       H-159/1  Horiz. section on external
                corner-double channel level                        B
------------------------------------------------------------------------------------------------------------------
       H-160    Horiz. section on external corner
                bay 77-25 at 1st level                             A
------------------------------------------------------------------------------------------------------------------
       H-161    Horizontal section side jamb                       A
------------------------------------------------------------------------------------------------------------------
       H-162    Horiz. section on internal corner-
                glass level                                        A
------------------------------------------------------------------------------------------------------------------
       H-163    Horiz. section: slab panel with
                fixing bracket detail: south block
                level 3                                            A
------------------------------------------------------------------------------------------------------------------
       H-164    Horiz. section: slab panel with
                fixing bracket detail: south block
                level 3                                            A
------------------------------------------------------------------------------------------------------------------
       H-165    Horiz. section level lwr-grd/east
                courtyard
------------------------------------------------------------------------------------------------------------------
       H-166    Horizontal section on internal
                corner glass level                                 A
------------------------------------------------------------------------------------------------------------------
       H-167    Horiz. corner section on slab panel
                to front of concrete column. with
                fixing brkt. detail                                B
------------------------------------------------------------------------------------------------------------------
       H-168    Horiz. jamb section lgf level - west
                colonnade                                          A
------------------------------------------------------------------------------------------------------------------
       H-169    Horiz. jamb section grd level-west
                colonnade                                          A
------------------------------------------------------------------------------------------------------------------
       H-170    Horizontal sect. through lateral
                fixing-west colonnade                              A
------------------------------------------------------------------------------------------------------------------
       H-171    Colonnade-lower gr. fl. horiz.
                section mullion - glass                            A
------------------------------------------------------------------------------------------------------------------
       H-172    Main entrance horiz. sect. side
                jamb-panel                                         A
------------------------------------------------------------------------------------------------------------------
       H-173    Main entrance horiz. sect. side
                jamb-panel                                         A
------------------------------------------------------------------------------------------------------------------
       H-174    Main entrance horiz. sect. central
                mullion - glass
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 4 of 4

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS                  DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       H-175    Main entrance horizontal section side
                jamb-panel                                         B
------------------------------------------------------------------------------------------------------------------
       H-176    Main entrance general horiz. section
                central mullion-panel
------------------------------------------------------------------------------------------------------------------
       H-177    Colonnade-lower gr. fl. horiz.
                section fire - resisting lights                    B                              C
------------------------------------------------------------------------------------------------------------------
       H-178    Main entrance section door position
                central mullion-glass
------------------------------------------------------------------------------------------------------------------
       H-179    Main entrance horizontal section side
                jamb-panel
------------------------------------------------------------------------------------------------------------------
       H-180    Horiz. jamb sect. LGF level-
                fireresisting lights                               B                              C
------------------------------------------------------------------------------------------------------------------
       H-181    Colonnade - lower gr. fl. horiz.
                section bay 20
------------------------------------------------------------------------------------------------------------------
       H-182    Colonnade-lower gr. fl. horiz.
                section bay 20
------------------------------------------------------------------------------------------------------------------
       H-183    Horizon. jamb sect.: west colonnade
                door - lwr grd level                               B                              C
------------------------------------------------------------------------------------------------------------------
       H-184    Horizon. jamb section: west colonnade
                door - lwr grd level                               B                              C
------------------------------------------------------------------------------------------------------------------
       H-185    Horizont. jamb sect.: west colonnade
                bay 22 - lwr grd level                             A                              B
------------------------------------------------------------------------------------------------------------------
       H-186    Horizont. sect.: slab panel with
                fixing bracket detail: 4th floor
------------------------------------------------------------------------------------------------------------------
       H-187    Horiz. sect.: slab panel with fixing
                bracket detail: 5th floor
------------------------------------------------------------------------------------------------------------------
       H-188    Horiz. sect.: slab panel with fixing
                bracket detail: 4th floor
------------------------------------------------------------------------------------------------------------------
       H-189    Horiz. sect: window jamb to column
------------------------------------------------------------------------------------------------------------------
       H-190    Horiz. sect: slab panel with fixing
                bracket detail: 5th floor
------------------------------------------------------------------------------------------------------------------
       H-191    Horiz. sect on external corner -
                double channel level                               A
------------------------------------------------------------------------------------------------------------------
       H-192    Horiz. sect.: spandrel panel
                corner detail 4th level                            B
------------------------------------------------------------------------------------------------------------------
       H-193    Horiz. sect.: on external corner -
                glass level
------------------------------------------------------------------------------------------------------------------
       H-194    Horiz. sect.: on external
                corner-double channel level
------------------------------------------------------------------------------------------------------------------
       H-195    Horiz. sect.: slab panel with fixing
                bracket detail: 4th floor
------------------------------------------------------------------------------------------------------------------
       H-196    Horiz. sect. on external corner -
                double channel level                               A
------------------------------------------------------------------------------------------------------------------
       H-197    Horiz. sect. side jamb - glass
------------------------------------------------------------------------------------------------------------------
       H-198    Horiz. sect. on external corner -
                glass level
------------------------------------------------------------------------------------------------------------------
       H-199    Horiz. sect. on external corner -
                double channel level
------------------------------------------------------------------------------------------------------------------
       H-200    Horiz. sect. on external corner bay
                37 glass level
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 2

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS TO CORES         DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr.  Drawing Title
==================================================================================================================
       H-201    Horizontal section core A/C - lobby
                central mullion - sidehung opening
                sm. vent                                           C                              D
------------------------------------------------------------------------------------------------------------------
       H-202    Horizontal section cen. mullion-
                panel                                              B                              C
------------------------------------------------------------------------------------------------------------------
       H-203    Horiz. section lobbyside jamb-side hung
                opening                                            C                              C
------------------------------------------------------------------------------------------------------------------
       H-205    Horizontal section core C bay 17 core
                A bay 58                                           D                              E
------------------------------------------------------------------------------------------------------------------
       H-205/1  Hor. section to 1st Fl. core A - Bay 58
------------------------------------------------------------------------------------------------------------------
       H-206    Core C - Hor. section side jamb -
                panel 1st / end floor                              B                              C
------------------------------------------------------------------------------------------------------------------
       H-207    Horizontal section to lobby front
                panel with bracket fixing detail to
                low level                                          B                              C
------------------------------------------------------------------------------------------------------------------
       H-207/1  Hor. section to lobby core A front
                panel with bracket fixing detail to
                low level (column 144)
------------------------------------------------------------------------------------------------------------------
       H-208    Horizontal section-lobby front panel
                with bracket fixing left side and
                central details to low level                       B                              C
------------------------------------------------------------------------------------------------------------------
       H-209    Horizontal section-lobby                           B                              C
------------------------------------------------------------------------------------------------------------------
       H-210    Horizontal section core C Bays 17-18               /                              A
------------------------------------------------------------------------------------------------------------------
       H-211    Horizontal section core C bays 17-18               A                              B
------------------------------------------------------------------------------------------------------------------
       H-212    Horizontal section core C bays 17-18
                1st/2nd floor                                      A                              B
------------------------------------------------------------------------------------------------------------------
       H-213    Horizontal section core C bays 17-18               A                              B
------------------------------------------------------------------------------------------------------------------
       H-214    Horizontal section core C bays 17-18               A                              B
------------------------------------------------------------------------------------------------------------------
       H-215    Horizontal section core C - bays 17-18             A                              B
------------------------------------------------------------------------------------------------------------------
       H-216    Horizontal section core C bays 17-18
                1st/2nd floor                                      A                              B
------------------------------------------------------------------------------------------------------------------
       H-217    Horizontal section core C bays 17-18
                gr/1st/2nd floor                                   A                              B
------------------------------------------------------------------------------------------------------------------
       H-218    Horizontal section core C bays 17-18               B
------------------------------------------------------------------------------------------------------------------
       H-219    Horizontal section core C bays 17-18               B
------------------------------------------------------------------------------------------------------------------
       H-220    Horizontal section core C bays 17-18               A                              B
------------------------------------------------------------------------------------------------------------------
       H-221    Hor. section to low. gr. floor side
                jamb - Core C - bay 18                             A
------------------------------------------------------------------------------------------------------------------
       H-222    Hor. section core C bays 17-18 low.
                ground floor                                       B                              C
------------------------------------------------------------------------------------------------------------------
       H-223    Horizontal section: spandrel jamb to
                600x300 column: core C bays 17-18
------------------------------------------------------------------------------------------------------------------
       H-224    Horizontal section side jamb core C
                bays 17-18                                         A                              B
------------------------------------------------------------------------------------------------------------------
       H-225    Core C - bay 18 hor. section - 3rd
                floor
------------------------------------------------------------------------------------------------------------------
       H-226    Horizontal section core C bay 17-18                A
------------------------------------------------------------------------------------------------------------------
       H-227    Horizontal section core A bays 58-59
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 2 of 2

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS TO CORES         DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       H-228    Core C bays 17-18 dry riser side jamb
                Hor. section
------------------------------------------------------------------------------------------------------------------
       H-229    Horizontal section core C bays 17-18               A
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS TO CORES         DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       H-251    Horizontal section on external
                corner - double channel level
------------------------------------------------------------------------------------------------------------------
       H-252    Horizontal section on external
                corner - double channel level bay 61
                1st Floor                                          /
------------------------------------------------------------------------------------------------------------------
       H-253    Horizontal section on slab panel to
                front of concrete column with fixing
                brkt. detail                                       /
------------------------------------------------------------------------------------------------------------------
       H-254    Horizontal section on slab panel to
                front of concrete column. with fixing
                brkt. detail                                       /
------------------------------------------------------------------------------------------------------------------
       H-255    East courtyard horizontal section
                side jamb 1st level                                /
------------------------------------------------------------------------------------------------------------------
       H-256    East courtyard horizontal section
                side jamb 1st level                                /
------------------------------------------------------------------------------------------------------------------
       H-257    Ground floor horizontal section on
                external corner bay 77
------------------------------------------------------------------------------------------------------------------
       H-258    Horizontal section on external
                corner - double channel level                      /
------------------------------------------------------------------------------------------------------------------
       H-259    Bay 26 - Hor. sect.: slab panel
                corner detail 4th level                            A
------------------------------------------------------------------------------------------------------------------
       H-260    Horizontal section on external
                corner - double channel level                      /
------------------------------------------------------------------------------------------------------------------
       H-261    Horizontal section on external
                corner - at 1st level                              /
------------------------------------------------------------------------------------------------------------------
       H-262    ...............
------------------------------------------------------------------------------------------------------------------
       H-263    Hor. sect.: slab panel corner detail
                4th level                                          A
------------------------------------------------------------------------------------------------------------------
       H-264    Horizontal section: slab panel corner
                detail 4th level                                   A
------------------------------------------------------------------------------------------------------------------
       H-265    Horizontal section: window jamb to
                column                                             A
------------------------------------------------------------------------------------------------------------------
       H-266    1/2 Hour fire rated panel horizontal
                section bay 62                                     B                              C
------------------------------------------------------------------------------------------------------------------
       H-267    1/2 Hour fire rated panel horizontal
                section bay 62                                     A                              B
------------------------------------------------------------------------------------------------------------------
       H-268    1/2 Hour fire rated panel horizontal
                section bay 62 side jamb-glass                     A                              B
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS TO CORES         DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
         Nr.    Drawing Title
==================================================================================================================
       H-301-1  Horizontal section central mullion -
                bracket detail                                     A                              B
------------------------------------------------------------------------------------------------------------------
       H-302-1  Horizontal section central mullion -
                bracket detail                                     A                              B
------------------------------------------------------------------------------------------------------------------
       H-305-1  Horizontal section at slab panel
                level - shadow box                                 /                              A
------------------------------------------------------------------------------------------------------------------
       H-309-1  Horizontal section at core A bracket
                detail                                             A                              B
------------------------------------------------------------------------------------------------------------------
       H-310-1  Terrace horizontal corner section                  /                              A
------------------------------------------------------------------------------------------------------------------
       H-311-1  Terrace horizontal corner section at
                shadow box                                         A                              B
------------------------------------------------------------------------------------------------------------------
       H-312-1  Terrace horizontal corner section                  A                              B
------------------------------------------------------------------------------------------------------------------
       H-313-1  Terrace horizontal corner section at
                shadow box                                         A                              B
------------------------------------------------------------------------------------------------------------------
       H-317-1  Terrace horizontal corner section                  A                              B
------------------------------------------------------------------------------------------------------------------
       H-318-1  Horizontal section at slab panel
                corner                                             /                              A
------------------------------------------------------------------------------------------------------------------
       H-319-1  Terrace horizontal corner section                  /                              A
------------------------------------------------------------------------------------------------------------------
       H-320-1  Terrace horizontal corner section
                bracket detail                                     /                              A
------------------------------------------------------------------------------------------------------------------
       H-322-1  Horizontal section at core C bracket
                detail                                             A
------------------------------------------------------------------------------------------------------------------
       H-323-1  Terrace horizontal corner section                  A                              B
------------------------------------------------------------------------------------------------------------------
       H-324-1  Terrace horizontal section shadow
                box                                                A                              B
------------------------------------------------------------------------------------------------------------------
       H-326-1  Horizontal section at core A and core              /                              A
                C bracket detail
------------------------------------------------------------------------------------------------------------------
       H-327-1  Horizontal section at core A and core
                C bracket detail                                   /                              A
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio                                   (*) Ancora da modificare a "CAD"
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: HORIZONTAL SECTIONS TO CORES         DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    Nr.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
         Nr.    Drawing Title
==================================================================================================================
       H-301    Terrace cladding - horizontal section
                mullion-glass at standard junction                 B                              C
------------------------------------------------------------------------------------------------------------------
       H-302    Terrace cladding - horizontal section
                mullion-glass at rhs 120x80 position               B                              C
------------------------------------------------------------------------------------------------------------------
       H-303    Horizontal section on external
                corner-glass level                                 B                              C
------------------------------------------------------------------------------------------------------------------
       H-304    Horizontal section on external
                corner-glass level                                 A                              B
------------------------------------------------------------------------------------------------------------------
       H-305    Horizontal section central
                mullion-shadow box                                 A
------------------------------------------------------------------------------------------------------------------
       H-306    Central mullion-glass on main entrance             /                              A
------------------------------------------------------------------------------------------------------------------
       H-307    Horizontal section on external
                corner-glass level                                 /                              A
------------------------------------------------------------------------------------------------------------------
       H-308    Terrace doors horizontal section to
                side mullion                                       A
------------------------------------------------------------------------------------------------------------------
       H-309    Horizontal section - lobby central
                mullion                                            /                              A
------------------------------------------------------------------------------------------------------------------
       H-310    Horizontal section on external corner
                - panel level                                      A                              B
------------------------------------------------------------------------------------------------------------------
       H-311    Horizontal section on internal corner
                - box panel level                                  A                              B
------------------------------------------------------------------------------------------------------------------
       H-312    Horizontal section on external corner
                - panel level                                      B                              C
------------------------------------------------------------------------------------------------------------------
       H-313    Horizontal section on external corner
                box panel level                                    A                              B
------------------------------------------------------------------------------------------------------------------
       H-314    Horizontal section central mullion
                - panel                                            A                              B
------------------------------------------------------------------------------------------------------------------
       H-315    Horizontal section central mullion
                - panel                                            /                              A
------------------------------------------------------------------------------------------------------------------
       H-316    Horizontal section - lobby central
                mullion                                            A                              B
------------------------------------------------------------------------------------------------------------------
       H-317    Horizontal section on external corner
                to core A/C - 2hr. fr. panel                       A
------------------------------------------------------------------------------------------------------------------
       H-318    Horizontal section on internal corner
                - door section                                     A                              B
------------------------------------------------------------------------------------------------------------------
       H-319    Horizontal section on external corner
                - glass level                                      /
------------------------------------------------------------------------------------------------------------------
       H-320    Horizontal section on external corner
                - glass level                                      /                              A
------------------------------------------------------------------------------------------------------------------
       H-321    Horizontal section - lobby central
                mullion                                            A
------------------------------------------------------------------------------------------------------------------
       H-323    Horizontal section on external corner
                - glass level - shadow box                         /                              A
------------------------------------------------------------------------------------------------------------------
       H-324    Horizontal section central mullion -
                shadow box                                         /                              A
------------------------------------------------------------------------------------------------------------------
       H-325    Horizontal section 5th floor/core A
                junction with 2hr. fr. wall                        /
------------------------------------------------------------------------------------------------------------------
       H-328    Vertical section 5th fl. window top
                flashings detail at shs column/"I"
                beam junction                                      /                              A
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 4

================================================================================
                                                DRAWING REGISTER  P-01
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS                    DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    Nr.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
         Nr.    Drawing Title
==================================================================================================================
       V-101    Vertical sec. parapet & top transome               G                              H
------------------------------------------------------------------------------------------------------------------
       V-102    Vert. sec. double channel without
                offset                                             E                              F
------------------------------------------------------------------------------------------------------------------
       V-103    Low lev. vert. sec. double channel
                with offset                                        F                              G
------------------------------------------------------------------------------------------------------------------
       V-104    Vertical section cill with projected
                brickwork                                          B                              C
------------------------------------------------------------------------------------------------------------------
       V-105    Vertical section cill with projected
                brickwork and soffit                               D                              E
------------------------------------------------------------------------------------------------------------------
       V-105/1  Details referred to vertical sections
                V-105, V-140, V-141                                A
------------------------------------------------------------------------------------------------------------------
       V-106    Top level single channel                           G                              H
------------------------------------------------------------------------------------------------------------------
       V-107    Vertical section: coping level of
                bays 10                                            D                              F
------------------------------------------------------------------------------------------------------------------
       V-110    Vertical section: coping level on
                corner bays 5-15-42-56                             C
------------------------------------------------------------------------------------------------------------------
       V-110/1  Vertical section: coping level on
                corner bays 5-15-42-56                             B
------------------------------------------------------------------------------------------------------------------
       V-111    Vertical section double channel
                without offset                                     A
------------------------------------------------------------------------------------------------------------------
       V-112    1st floor vertical section double
                channel with offset                                A
------------------------------------------------------------------------------------------------------------------
       V-113    Vertical section: coping level of
                bays 9-11                                          B
------------------------------------------------------------------------------------------------------------------
       V-114    Vertical section: coping level                     C
------------------------------------------------------------------------------------------------------------------
       V-115    Vert. sect.-exter. corner double
                channel without offset                             E
------------------------------------------------------------------------------------------------------------------
       V-115/1  Vertical section-external corner
                double channel without offset                      E
------------------------------------------------------------------------------------------------------------------
       V-116    Vertical section ext. corn. double
                chan. with offset                                  D                              E
------------------------------------------------------------------------------------------------------------------
       V-116/1  Vertical section-external corner
                double channel with offset                         D
------------------------------------------------------------------------------------------------------------------
       V-117    Vertical section double channel
                without offset                                     C
------------------------------------------------------------------------------------------------------------------
       V-117/1  Vertical section double channel
                without offset                                     B
------------------------------------------------------------------------------------------------------------------
       V-118    Vertical section: coping level                     C
------------------------------------------------------------------------------------------------------------------
       V-119    Vertical section single channel
                coping level                                       C                              D
------------------------------------------------------------------------------------------------------------------
       V-120    Vertical section: coping level                     D
------------------------------------------------------------------------------------------------------------------
       V-121    Vert. sec. double channel with offset                                             D
------------------------------------------------------------------------------------------------------------------
       V-122    Vertical section single channel                    C
------------------------------------------------------------------------------------------------------------------
       V-122/1  South elevation-lev. 18.490 single
                channel to bays 9-10-11
------------------------------------------------------------------------------------------------------------------
       V-122/2  Elevation varies single channel
                detail
------------------------------------------------------------------------------------------------------------------
       V-123    Vertical section: low level granite
                top transom                                        E                              F
------------------------------------------------------------------------------------------------------------------
       V-124    South/east elev. low lev. with granite             C
------------------------------------------------------------------------------------------------------------------
       V-125    Vert. sect: low lev. north west A/1-3              B
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 2 of 4

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio                                   (*) Ancora da modificare a "CAD"
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS                    DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
      Drawing
        Nr.     Drawing Title
==================================================================================================================
       V-126    Low level with granite south
                elevation-bays 12-13-14                            B
------------------------------------------------------------------------------------------------------------------
       V-127    Vertical section low level with
                granite south west corner bay 15                   B
------------------------------------------------------------------------------------------------------------------
       V-128    Vertical section low level with
                granite corner bay 56 H-1                          B
------------------------------------------------------------------------------------------------------------------
       V-129    Low level with granite east courtyard              B
------------------------------------------------------------------------------------------------------------------
       V-130    Vertical section: low lev. west
                colonnade & north/south returns                    C                              D
------------------------------------------------------------------------------------------------------------------
       V-131    Vert. sec: low lev. with granite:
                core 'C' left side                                 B
------------------------------------------------------------------------------------------------------------------
       V-132    Low lev. vert. sec. double channel
                with offset                                        B
------------------------------------------------------------------------------------------------------------------
       V-135    Top level single channel                           C
------------------------------------------------------------------------------------------------------------------
       V-136    Low lev. vert. sect. double chan.
                with offset                                        C                              D
------------------------------------------------------------------------------------------------------------------
       V-137    Vertical section: coping level on
                corner bay 37                                      C
------------------------------------------------------------------------------------------------------------------
       V-138    Vert. sec: ground floor: west
                colonnade (bay 21) & north/south
                returns (bays 20 & 22)                             C                              D
------------------------------------------------------------------------------------------------------------------
       V-139    Main entrance vertical section cill
                with projected brickwork                           A
------------------------------------------------------------------------------------------------------------------
       V-140    Vertical section to 1st/2nd fl.
                south block - 2nd/3rd fl. north block
                cill with projected brick work and
                soffit                                             B
------------------------------------------------------------------------------------------------------------------
       V-141    Vertical section to 1st/2nd fl. south
                block - 2nd/3rd fl. north block cill
                with projected brick work and soffit               B
------------------------------------------------------------------------------------------------------------------
       V-142    Vertical section: low level bay 61 -
                east courtyard                                     A
------------------------------------------------------------------------------------------------------------------
       V-143    Vertical section - grd floor
                level bay 61 - north block                         A
------------------------------------------------------------------------------------------------------------------
       V-144    Vertical section: coping level on
                corner bay 61                                      /
------------------------------------------------------------------------------------------------------------------
       V-145    Vertical section cill with projected
                brickwork                                          A
------------------------------------------------------------------------------------------------------------------
       V-146    Vertical section cill with projected
                brickwork at corner bay 61                         A
------------------------------------------------------------------------------------------------------------------
       V-147    Vertical section cill with projected
                brickwork                                          A
------------------------------------------------------------------------------------------------------------------
       V-148    1/2 Hour fire rated panel vert.
                section to double channel without
                offset-bay 62                                      A                              B
------------------------------------------------------------------------------------------------------------------
       V-149    1/2 Hour fire rated panel vert. sect.
                at low level bay 62 granite top
                transom                                            A                              B
------------------------------------------------------------------------------------------------------------------
       V-150    Vertical section low level with
                granite corner bay nr. 5 (F-9)                     A
------------------------------------------------------------------------------------------------------------------
       V-151    North elevation-grd line 1 low level
                with granite (from D to B)                         A
------------------------------------------------------------------------------------------------------------------
       V-152    North elevation-grd line 1 low level
                with granite (from H to E)                         B                              C
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 3 of 4

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio                                   (*) Ancora da modificare a "CAD"
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS                    DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
      Drawing
        Nr.     Drawing Title
==================================================================================================================
       V-153    Low level with granite south
                block-south elevation                              A
------------------------------------------------------------------------------------------------------------------
       V-154    North block-low level with granite
                east courtyard-bays from 63 to 66                  A
------------------------------------------------------------------------------------------------------------------
       V-155    Vertical section: low level with
                granite corners A1                                 A
------------------------------------------------------------------------------------------------------------------
       V-156    South block-west elevation low level
                with granite: bay n(degrees) 16                    A
------------------------------------------------------------------------------------------------------------------
       V-157    South elevation-vertical section low
                level with granite at bays 9-10-11                 B                              C
------------------------------------------------------------------------------------------------------------------
       V-158    North/east elevation low level with
                granite to bays 57-60                              A
------------------------------------------------------------------------------------------------------------------
       V-159    Vertical section cill with projected
                brickwork                                          D
------------------------------------------------------------------------------------------------------------------
       V-160    Low level vertical section double
                channel with offset                                B                              C
------------------------------------------------------------------------------------------------------------------
       V-160/1  1st level: details referred to
                vertical section V-160                             /                              A
------------------------------------------------------------------------------------------------------------------
       V-160/2  1st level details referred to
                vertical section V-160                             /                              A
------------------------------------------------------------------------------------------------------------------
       V-161    Low level vertical section double
                channel with offset                                D
------------------------------------------------------------------------------------------------------------------
       V-162    Vertical section double channel with
                offset                                             C
------------------------------------------------------------------------------------------------------------------
       V-163    Vertical section: coping level                     D
------------------------------------------------------------------------------------------------------------------
       V-164    Vertical section double channel with
                offset                                             C
------------------------------------------------------------------------------------------------------------------
       V-164/1  Vertical section double channel with
                offset                                             C
------------------------------------------------------------------------------------------------------------------
       V-165    Low level vertical section double
                channel with offset                                A
------------------------------------------------------------------------------------------------------------------
       V-166    Vertical section single channel
                coping level                                       E
------------------------------------------------------------------------------------------------------------------
       V-167    Low level vertical section double
                channel with offset                                B
------------------------------------------------------------------------------------------------------------------
       V-168    Vertical section - external corner
                double channel with offset                         C
------------------------------------------------------------------------------------------------------------------
       V-168/1  Vertical section-external corner
                double channel with offset                         B
------------------------------------------------------------------------------------------------------------------
       V-169    1st level vertical section double
                channel with offset bay 77 G.L.F.                  A
------------------------------------------------------------------------------------------------------------------
       V-169/1  1st level details referred to
                vertical section V-169                             /
------------------------------------------------------------------------------------------------------------------
       V-170    Vertical section: low level south
                return colonnade - bay 20                          C                              D
------------------------------------------------------------------------------------------------------------------
       V-171    Vertical section: threshold detail
                west colonnade door-lwr grd level                  B
------------------------------------------------------------------------------------------------------------------
       V-172    Vertical section parapet and top
                transome
------------------------------------------------------------------------------------------------------------------
       V-173    Main entrance vertical section double
                channel                                            A
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 4 of 4

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio                                   (*) Ancora da modificare a "CAD"
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS                    DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
         Nr.    Drawing Title
==================================================================================================================
       V-174    Main entrance vertical section double
                channel                                            C
------------------------------------------------------------------------------------------------------------------
       V-174/1  Main entrance vertical section double
                channel details of V-174                           A
------------------------------------------------------------------------------------------------------------------
       V-175    Main entrance vertical section double
                channel                                            B
------------------------------------------------------------------------------------------------------------------
       V-176    Main entrance vertical section parapet
                and top transome                                   A
------------------------------------------------------------------------------------------------------------------
       V-177    Colonnade-lower gr. fl. vert. section
                fireresisting lights                               C                              D
------------------------------------------------------------------------------------------------------------------
       V-178    Colonnade-lower gr. fl. vert. section
                fireresisting lights                               B                              C
------------------------------------------------------------------------------------------------------------------
       V-179    Vertical section: ground floor
                colonnade-fire resisting lights                   B                              C
------------------------------------------------------------------------------------------------------------------
       V-180    Vertical section-external corner
                double channel with offset                         A
------------------------------------------------------------------------------------------------------------------
       V-181    Vertical section-external corner
                double channel with offset
------------------------------------------------------------------------------------------------------------------
       V-182    Vertical section: ground floor: west
                colonnade (bay 21) and north/south
                returns (bays 20 & 22)
------------------------------------------------------------------------------------------------------------------
       V-183    Vertical section-external corner
                double channel without offset                      A
------------------------------------------------------------------------------------------------------------------
       V-184    Vertical section: top transome west
                colonnade door-lwr grd level                       A                              B
------------------------------------------------------------------------------------------------------------------
       V-185    Vertical section: coping level of bay
                10/bay 11
------------------------------------------------------------------------------------------------------------------
       V-186    1st level vertical section double
                channel with offset north block                    /
------------------------------------------------------------------------------------------------------------------
       V-186/1  1st level: details referred to
                vertical section V-186                             /
------------------------------------------------------------------------------------------------------------------
       V-187    Low level vertical section double
                channel with offset                                /
------------------------------------------------------------------------------------------------------------------
       V-188    Vertical section cill with projected
                brickwork                                          /
------------------------------------------------------------------------------------------------------------------
       V-189    Vertical section cill with projected
                brickwork                                          A
------------------------------------------------------------------------------------------------------------------
       V-190    1st level vertical section double
                channel                                            /
------------------------------------------------------------------------------------------------------------------
       V-191    Vertical section 4th floor cill with
                projected brickwork                                A
------------------------------------------------------------------------------------------------------------------
       V-192    Vertical section 4th floor cill with
                projected brickwork                                /
------------------------------------------------------------------------------------------------------------------
       V-193    Vertical section: coping level                     A
------------------------------------------------------------------------------------------------------------------
       V-194    Fire rated panels - low level with
                granite north block - east courtyard
                 - bay 62                                          A
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 1

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio                                   (*) Ancora da modificare a "CAD"
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS TO CORES           DATE:


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       V-201    Vertical section core A/C bays
                17-18-58-59                                        D                              E
------------------------------------------------------------------------------------------------------------------
       V-202    Vertical section core C bays 17-18                 D
------------------------------------------------------------------------------------------------------------------
       V-203    Vertical section core C bays 17-18                 C
------------------------------------------------------------------------------------------------------------------
       V-204    Vertical section core C bays 17-18                 D
------------------------------------------------------------------------------------------------------------------
       V-205    Vertical section core C bays 17-18                 C                              D
------------------------------------------------------------------------------------------------------------------
       V-206    Vertical section core A/C bays
                17-18-58-59                                        B
------------------------------------------------------------------------------------------------------------------
       V-207    Vertical section core C bays 18                    B
------------------------------------------------------------------------------------------------------------------
       V-208    Vertical section cill with projected
                brickwork                                          C
------------------------------------------------------------------------------------------------------------------
       V-209    Core C - vertical section bay 17 -
                star                                               C                              D
------------------------------------------------------------------------------------------------------------------
       V-210    Core A - Staircase fixed panel on door
                bay 59 - vertical section                          /                              A
------------------------------------------------------------------------------------------------------------------
       V-211    Core C - vert. section door threshold
                bays 17                                            A                              B
------------------------------------------------------------------------------------------------------------------
       V-212    Vertical section core C bays 17-18                 D
------------------------------------------------------------------------------------------------------------------
       V-213    Vertical section core C - stair bay
                18                                                 C
------------------------------------------------------------------------------------------------------------------
       V-214    Vertical section core C bays 18
------------------------------------------------------------------------------------------------------------------
       V-215    Vertical section core C bays 17-18                 A
------------------------------------------------------------------------------------------------------------------
       V-216    Core C - vertical section bays 17-18               B
------------------------------------------------------------------------------------------------------------------
       V-217    Core C - dry riser low section at
                threshold bays 17                                  /                              A
------------------------------------------------------------------------------------------------------------------
       V-220    Core A - dry riser low section at
                threshold bay 58                                   /                              A
------------------------------------------------------------------------------------------------------------------
       V-221    Core A - doors low section at
                threshold bay 58-59                                /                              A
------------------------------------------------------------------------------------------------------------------
       V-222    Core A - doors low section at
                threshold bay 59                                   /                              A
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 1 of 2

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS TO TERRACE CLADD.  DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    No.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
    Drawing Nr. Drawing Title
==================================================================================================================
       V-301    Terrace Vertical section at
                intermediate transome                              A                              B
------------------------------------------------------------------------------------------------------------------
       V-302    Terrace vertical section                           A                              B
------------------------------------------------------------------------------------------------------------------
       V-303    Vertical section 5th floor window top
                fixing detail at rhs column
                position/soffit junction                           A                              B
------------------------------------------------------------------------------------------------------------------
       V-305    Terrace vertical section                           /                              A
------------------------------------------------------------------------------------------------------------------
       V-306    4th/5th fl. g.l. A/F office -
                Vertical Section to bottom hung
                opening parapet transome & gutter
                junction                                           B                              C
------------------------------------------------------------------------------------------------------------------
       V-307    Core A/C 4th/5th fl. - Vertical
                Section to smoke vent - lobby parapet
                transome & gutter junction                         B                              C
------------------------------------------------------------------------------------------------------------------
       V-308    Vertical section - Main entrance
                parapet and top transome                           /                              A
------------------------------------------------------------------------------------------------------------------
       V-309    Terrace vertical section at shadow
                box                                                A                              B
------------------------------------------------------------------------------------------------------------------
       V-310    Vertical section 4th floor window top
                detail and soffit junction (south
                block)                                             A                              B
------------------------------------------------------------------------------------------------------------------
       V-312    Vertical section 5th fl. window top
                fixing detail at RHS column/"I" beam
                junction                                           /                              A
------------------------------------------------------------------------------------------------------------------
       V-313    Terrace vertical section at shadow
                box                                                B                              C
------------------------------------------------------------------------------------------------------------------
       V-314    Vertical section 5th floor shadow box
                panel detail and soffit junction
                (north block)                                      B                              C
------------------------------------------------------------------------------------------------------------------
       V-315    Terrace cladding vertical section 5th
                fl. door top fixing detail                         /                              A
------------------------------------------------------------------------------------------------------------------
       V-316    Vertical section fixed light to panel
                transom detail                                     /
------------------------------------------------------------------------------------------------------------------
       V-318    Core A/C 4th/5th fl. vertical section
                to stair smoke vent parapet transome
                & gutter junction                                  A                              B
------------------------------------------------------------------------------------------------------------------
       V-320    Vertical section 5th fl. window top
                fixing detail at SHS column/"I" beam
                junction                                           /                              A
------------------------------------------------------------------------------------------------------------------
       V-323    Vertical section 4th/5th floor window
                top detail & gutter junction
                (south/north blocks)                               B                              C
------------------------------------------------------------------------------------------------------------------
       V-324    Vertical section 4th fl. window top
                fixing detail at RHS column/"I" beam
                junction                                           /                              A
------------------------------------------------------------------------------------------------------------------
       V-325    Terrace cladding vertical section 4th
                fl. door top fixing detail                         A                              B
------------------------------------------------------------------------------------------------------------------
       V-327    4th/5th fl. smoke vent top detail &
                gutter junction (south/north block)                B                              C
------------------------------------------------------------------------------------------------------------------
       V-328    Terrace cladding vertical section at
                door threshold                                 /   A                             B
------------------------------------------------------------------------------------------------------------------

                                                                    Sheet 2 of 2

================================================================================
                                                DRAWING REGISTER
-----------------------------------------------
CIR Alluminio
--------------------------------------------------------------------------------
Project: PETERSHILL, 1 CARTER LANE, LONDON, EC4   PACKAGE Nr. 3210  JOB Nr. 3610
--------------------------------------------------------------------------------
Client: MEPC    Drawings Type: VERTICAL SECTIONS TO TERRACE CLADD.  DATE:

                                                                    2-12-97
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            FOR CONSTRUCTION                   AS BUILT
       SAMPLE                                         ------------------------------------------------------------
 W/T   / DWG.           DESCRIPTION                   sub  Issue       return        sub  Issue       return
& HSE    Nr.                                          No.   date  rev  date    stat  No.   date  rev  date    stat
------------------------------------------------------------------------------------------------------------------
       Drawing
         Nr.    Drawing Title
==================================================================================================================
       V-329    Vertical section 4th fl. window top
                fixing detail at SHS column/"I" beam
                junction                                           /                              A
------------------------------------------------------------------------------------------------------------------
       V-330    Terrance vertical section                          /                              A
------------------------------------------------------------------------------------------------------------------
       V-331    Terrance cladding corner to cores
                upper external view                                /                              A
------------------------------------------------------------------------------------------------------------------

                                                Operation and Maintenance Manual
--------------------------------------------------------------------------------
Cir (Imola) Limited
Via Bicocca n.14/c
Imola
Italy

Telephone:   0039 542 62 15 11
Fax:         0039 542 64 03 90

                            Petershill, 1 Carter Lane
                              Off Knightrider Court
                                 London EC4V 5ER

                         Package 3210 - Cladding Supply
                    Technical Specification and Operation and
                               Maintenance Manual

                                    Section 2

                                November 30, 1997

Construction Manager
Mace Limited
7 Plough Yard
London EC2A 3LP
                                                           [GRAPHIC OMITTED]

Client
MEPC Limited
12 St James Square
London SW1Y 4LB

                                                          Technical Specifcation
--------------------------------------------------------------------------------

Contents - Section 2 - Operation & Maintenance Manual

1.   Aluminium Sections ....................................................19
2.   Glass and Glazing .....................................................20
3.   Gaskets ...............................................................22
4.   Ironmongery and Fittings for Windows ..................................23
5.   Louvres ...............................................................25
6.   Shadow Boxes ..........................................................26
7.   Smoke Vent Controls Cores A and C .....................................27
8.   Stair Core Doors A and C ..............................................28
9.   Fire Rated Screens ....................................................29
10.  Method Statement Re-Glazing ...........................................30
11.  Cleaning/Maintenance ..................................................31
12.  Electrical Bonding ....................................................32
13.  Drawing Register/As-Built Information .................................33
14.  Electrical Security Contacts ..........................................34
15.  Remedial Works ........................................................35

================================================================================

Package 3220                                                   Entrance Glazing

                                T & W IDE LIMITED

                               GLASSHOUSE FIELDS
                                 LONDON E1 9JA

                               TEL: 0171 790 2333

                               FAX: 0171 790 0201

                        OPERATING AND MAINTENANCE MANUAL

                           ENTRANCE GLAZING AND CANOPY

                                 1A CARTER LANE

                                 LONDON EC4V 5ER

Contact:-

Mr D Hall

================================================================================

                                      INDEX
                                      -----

Page 1. Risks to Health & Safety

     2. Access

     3. Cleaning

     4. Maintenance

                       [LETTERHEAD OF T & W IDE LIMITED]

                                  PACKAGE 3220

                         ENTRANCE HALL GLAZING & CANOPY

                              INFORMATION SUBMITTAL


INDEX.

Section   1.      General Specification

   "      2.      Statutory Authority Approval

   "      3.      Torque Settings Used

   "      4.      Sealant Compatibility

   "      5.      Arbofoam Gap Filling

   "      6.      Thermal Stress Analysis

[COVERITE LOGO]         COVERITE LTD Package 3600 Roofing

PETERSHILL

DETAILED SPECIFICATION FOR KALZIP ROOFING - PETERSHILL
WORK PACKAGE: 3600

ROOF BUILD UP

Non acoustic areas shown not hatched on roof plan 2.699/3600/01 Rev F

0.7 thick aluminium stucco embossed Kal-bau TR3O-150 liner panel fixed to Purlin with a stainless steel self tapping screw c/w 16mm 0 washer SFS Stadler reference TDC-S-S16-6 3x25 fixed at 305mm centres to every Purlin. Liner panel side laps sealed with sellotape IDL311 19x2 strip mastic sealant laps stitched with 400mm centres with an AD68 stainless steel rivet. All purlins faces and any other steel/aluminium interface is isolated with PVC barrier tape.

Once liner panel is installed top hat frame is fixed to form fixing platform for kalzip fixing clips. Top hat brackets which are 160mm long are fixed at 915mm centres brackets are 2mm gal and fixed to purlin using 4No. stainless steel self drilling screws SFS Stadler code SX6 / 6.55x 25 (2 finishing each side of tophat) bottom of top hat bracket isolated with PVC barrier tape. Top hat is fixed to top hat bracket with 4No. (Z each side) carbon steel self drilling screws SFS Stadler code SD5-5-5x25.

30mm thick Rockwool RWS semi rigid insulation slab is laid between top hats (section also cut in under top hat) Monarflex reflex 275 vapour barrier is laid ridge to eave over top hats and insulation all laps sealed with Monoband cross linked Butyl rubber sealant tape vapour barrier is laid foil face down. Vapour barrier is sealed around all penetrations and dressed up and sealed on all upstands. Seal around penetrations can be no more than 60mm from base of trough in decking to avoid cold bridge from maintenance track.

Vapour barrier is trapped with Kalzip fixing clip which is fixed through barrier into tophat using 2No. (one each side of clip) stainless steel self drilling screws c/w 16mm 0 washer SFS code SX2/15-A16-6.3x3.

Once vapour barrier is installed 2mm thick Kal-flex Tecsound membrane is laid on top of barrier. Once Tecsound membrane is installed 100mm thick rockwool roll batt insulation is installed over clips on top of sound bloc membrane this insulation is compressed to 80mm thick when Kalzip sheets are fixed.

Kalzip 300 profile 0.9mm thick aluminium with stucco embossed finish is then laid onto clips and snapped into position. Kalzip zipping machine then clips and snapped into position. Kalzip zipping machine then clips onto lap and runs up sheet zipping them together.

[COVERITE LOGO]

Acoustic Build up

The difference on the acoustic areas are as follows: 30mm semi rigid slab is replaced with 28mm thick pyroc board supplied by capre boards. There is no tecsound membrane. Aluminium soakers 1.2mm thick stucco embossed with a minimum 150 upstand are site welded into pan of Kalzip sheet around all penetrations 80mm hardrock is used under all welded areas.

Both the Non Acoustic and Acoustic Roofs confirm to Clause 2.22 Acoustic Performance.

Gutter Construction

Gutter support steel is fabricated out of 8mm thick hot rolled steel and bolted with M12x5Onuts bolts and washers to the rafters. Gutter brackets are fixed between main steel supports at 750mm centres. These are fabricated out of 6mm mild steel and galvanised after manufacture. Gutter is then laid onto gutter supports and joints site welded together T Pren expanding joint materials is welded into gutter at 12m centres as approved Hoogovens detail. T pren is manufactured from UV resistant synthetic rubber bonded to approx. 1mm thick one quarter hard aluminium strips both sides. A stucco embossed retaining flashing and eaves closure are riveted to close eve and ratin gutter AD6855 rivets are used. An Ayreshire eaves beam is fixed to brackets at end of hot rolled gutter support steel which provides a fixing point for the 1.4 thick stucco embossed capping flashing this is fixed to 1.5mm mill finish retaining angle. All confirm to Clauses 3.16 a-e.

Platform & Access Hatch

Flooring is constructed from 3mm galvanised steel with 35mm x 35mm punched holes. Floor is welded to 8mm thick welded plates which form the support structure for the platform. Platform is then bolted using Ml6x5Omm long nuts bolts and washers to hot rolled stubs which are bolted to RSC by others beneath roof structure. Handrail is bolted to platform, it is of a double tube construction. Access hatch is supplied by Bilco. Access ladder with retractable grabrail is bolted to floor using Hilti resin anchors. Ladder is built from 48mm o/s diameter aluminium tube, with cast aluminium safe tread rungs at 250mm centres.

Louvred Screen

3mm thick galvanised brackets are bolted to hot rolled steel frame with 6mm stainless steel nuts bolts and washers. Pre drilled 3mm thick will finish top hat sections are then bolted to cleats isolating tape is placed between cleat and top hat tophats are fixed at 600 mm centres.

Plantroom Cladding

Talfab profiled sheet (C38) 0.9mm thick aluminium coloured to outside granite 00A05 PVF2 coated. Sheets are fixed to cladding rails in eavery trough (152.4mm centres) with

[COVERITE LOGO]

stainless steel self drilling self tapping screws c/w 16mm washer and colour coded cap to match sheet supplied by SFS Stadler code Sx3/l0/516 - 5.5 x 28).

Flashings

All flashings to eaves are constructed from 3mm thick aluminium.

Side laps of sheets are stitched together at 400mm centres with stainless steel stitching screws c/w 16mm 0 washers and colour coded caps to match sheets supplied by SFS Stadler code SL2-S-S14-4.8x20.

Durability

The above system, and component materials, are detailed to perform for a period of at least 25 years.

Fabrication

All confirms to Clauses 5.00 - 5.01 to 5.03.

Workmanship

All conforms to Clause 6.00 - A-M.

Specification

With reference to Clause 9.02 A

1.  N/A
2.  N/A
3.  N/A
4.  Refer to Q.A Manual sent separately
5.  See above
6.  See Separate information.
7.  See above.
8.  See above
9.  Sent previously

Coverite                   Package 3600                          Roofing

[ILLEGIBLE] built drawings

2.699 / 3600 / 26 rev E
               27 rev C
               SE 1 rev B
               SE 2 rev B

                                                          [IRVINE WHITLOCK LOGO]

                             MATERIAL SPECIFICATION

                                       FOR

                             PETERSHILL, LONDON EC4

                             PACKAGE 3700 - MASONRY

                               IRVINE WHITLOCK LTD

                                                          [IRVINE WHITLOCK LOGO]

1.0 INTRODUCTION

This specification has been produced for Material Specification, Operating and Maintenance Manual and Material Safety.

The specification is broken down into four main categories, those being:

            (i)   Original Tender Specification produced by Rolfe Judd.

            (ii) Irvine Whitlock Specification including relevant calculations, and where used in the works.

            (iii) Manufacturers literature.

            (iv)  Safety data, COSHH and associated Risk Assessments.

This specification, being produced during the construction of the contract is designed as 'a live file', which will be updated as necessary during the construction of the works.

At the foot of each page is a unique document reference number and revision to allow for each page to be traceable as it is revised.

                                                          [IRVINE WHITLOCK LOGO]

1.    Blocks To Basement
2.    Mortar
3.    Insulation
4.    Facing Bricks
5.    Engineering Bricks To LE Substation
6.    Damp Proof Course
7.    Weepholes
8.    Granite
9.    Limestone
1O.   Slate
11.   Concrete Lintels
12.   Head Restraints & Ties To Internal Walls
13.   Head Restraints & Ties To External
      Walls
14.   Fixings And Fastenings
15.   Sealant
16.   Support Metalwork For Granite,
      Limestone & Brickwork
17.   Slip Joint
18.   Miscellaneous And Sundry Items
19.   Method Statements
20.   Calculations

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001A/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   MAY 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 3 of
                                                  Date   19/08/96  20/08/96  21/08/96  21/08/96  28/08/96  22/10/96  23/10/96
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                  Drawing Number                                      Revision
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grids B-C   IWL/01/96/101
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grids C-D   IWL/01/96/102
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grids D-E   IWL/01/96/103
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grid E-F    IWL/01/96/104
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 8-9     IWL/01/96/105
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Ele Grid 7-8          IWL/01/96/106                             E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 7 E-F            IWL/01/96/107                             G       G
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 8-9     IWL/01/96/108
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 7-8     IWL/01/96/109        D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 7 C-B            IWL/01/96/110                             D       D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 6-7     IWL/01/96/111
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 5-6     IWL/01/96/112
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 3&4     IWL/01/96/113
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 6-7     IWL/01/96/114
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 5-6     IWL/01/96/115
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 3&4     IWL/01/96/116
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 B-C            IWL/01/96/118
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 H-G            IWL/01/96/119                  D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 F&G            IWL/01/96/120
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 E-F            IWL/01/96/121
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 2-3     IWL/01/96/122                                                 C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 1-2     IWL/01/96/123
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid H-G   IWL/01/96/124                             C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid G-F   IWL/01/96/125                             C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid E     IWL/01/96/126                             D                             E         E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid D     IWL/01/96/127                             D                             E         E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid C-D   IWL/01/96/128                             D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid A-C   IWL/01/96/129                             D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grid B-C    IWL/01/96/130        C
------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LIMITED                                     5         5          5                   5         5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1                   1         1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1          1                   1         1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE QUARRIES                                                 1                   1
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
A DAVIES LIMITED                                                                                                         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     STATUS B  STATUS B  STATUS B  STATUS B   STATUS B  STATUS B  STATUS B
------------------------------------------------------------------------------------------------------------------------------------
                        Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                           Telephone: 01572 756961   Fax: 01572 756962


------------------------------------------------------------------------------------------------------------------------------------
Sheet 3 of
                                                  Date   07/11/96  26/11/96  26/11/96  12/12/96   12/12/96  16/01/97  18/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                  Drawing Number                                      Revision
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grids B-C   IWL/01/96/101                                                                     E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grids C-D   IWL/01/96/102                                                                     E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grids D-E   IWL/01/96/103                                                                     E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grid E-F    IWL/01/96/104                                                                     F
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 8-9     IWL/01/96/105                                                                     E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Ele Grid 7-8          IWL/01/96/106                                                                     E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 7 E-F            IWL/01/96/107                                                                     G
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 8-9     IWL/01/96/108                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 7-8     IWL/01/96/109                                                                     D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 7 C-B            IWL/01/96/110                                                                     D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 6-7     IWL/01/96/111                                                                     D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 5-6     IWL/01/96/112                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Ele Grid 3&4     IWL/01/96/113                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 6-7     IWL/01/96/114        C                             C                              C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 5-6     IWL/01/96/115                                                                     B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 3&4     IWL/01/96/116                                                                     B
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 B-C            IWL/01/96/118                                                                     A
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 H-G            IWL/01/96/119                                                           E         E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 F&G            IWL/01/96/120                  E                              E                   E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 E-F            IWL/01/96/121                                                                     D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 2-3     IWL/01/96/122                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Ele Grid 1-2     IWL/01/96/123                                                                     A
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid H-G   IWL/01/96/124                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid G-F   IWL/01/96/125                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid E     IWL/01/96/126                             F                                       C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid D     IWL/01/96/127                             F                                       G
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid C-D   IWL/01/96/128                                                                     D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid A-C   IWL/01/96/129                                                                     D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Ele Grid B-C    IWL/01/96/130                                                                     C
------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LIMITED                                     5         5          5                             5         1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1                             1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1          1                             1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE QUARRIES                                                                     1          1         1
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
A DAVIES LIMITED
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                                                                     1
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     STATUS B  STATUS A  STATUS B  STATUS B   STATUS A  STATUS B  AS BUILT
                                                                                                                      DRAWINGS
------------------------------------------------------------------------------------------------------------------------------------
                        Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                           Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   APRIL 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 3 of
                                                  Date   29/11/96  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                  Drawing Number                                      Revision
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Elev Grids C-D   IWL/01/96/131                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Elev Grids D-E   IWL/01/96/132                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details South Elev Grids E-F   IWL/01/96/133                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 8-9     IWL/01/96/134                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 7-8     IWL/01/96/135                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 7 E-F             IWL/01/96/136                 F
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 6-7     IWL/01/96/137                 G
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 5-6     IWL/01/96/138                 F
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 3&4     IWL/01/96/139                 F
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 E-F             IWL/01/96/140                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 G               IWL/01/96/141                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 H               IWL/01/96/142                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 2-3     IWL/01/96/143       C         C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 1-2     IWL/01/96/144                 C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grids H-G   IWL/01/96/145                 A
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grids G-F   IWL/01/96/146                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid F-E    IWL/01/96/147                 C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid D      IWL/01/96/148                 C
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grid C-D    IWL/01/96/149                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details North Elev Grids A-C   IWL/01/96/150                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grid 1-2     IWL/01/96/151                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grid 2-3     IWL/01/96/152                 A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid 3 B-C             IWL/01/96/154                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grid 3-4     IWL/01/96/155                 F
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grid 5-6     IWL/01/96/156                 E
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grid 6-7     IWL/01/96/157                 F
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details Grid B/7               IWL/01/96/158                 G
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grid 7-8     IWL/01/96/159                 B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details West Elev Grids 8-9    IWL/01/96/160                 C
------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LIMITED                                     5         1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE QUARRIES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     STATUS B  AS BUILT
                                                                   DRAWING
------------------------------------------------------------------------------------------------------------------------------------
                        Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                           Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001A/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   JUNE 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   28/06/96  02/07/96  10/07/96  12/07/96  16/07/96  22/07/96  28/08/96
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                  Drawing Number                                      Revision
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid B-C   IWL/01/96/161        0                    A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid C-D   IWL/01/96/162        0                    A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid D-E   IWL/01/96/163        0                    A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid E&F   IWL/01/96/164        0                    A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 9-8    IWL/01/96/165        0                    A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 8-7    IWL/01/96/166        0                    A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 7/E-F            IWL/01/96/167                  0          A                                       B
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 6-7    IWL/01/96/168                                                           0         A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 5-6    IWL/01/96/169        0
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 3-4    IWL/01/96/170                                                           0         A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/F              IWL/01/96/171                  0                                                  A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/G              IWL/01/96/172                  0                                                  A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/H              IWL/01/96/173                  0                                                  A
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 2-3    IWL/01/96/174                  0          A                   B
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 1-2    IWL/01/96/175                  0          A
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid H-G   IWL/01/96/176                             0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid G-F   IWL/01/96/177                             0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid E     IWL/01/96/178                             0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid D     IWL/01/96/179                             0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid C     IWL/01/96/180                             0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid A-C   IWL/01/96/181                             0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor West Elev Grid 1-2    IWL/01/96/182                                      0
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 2-3    IWL/01/96/183                                      0
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3 B-C            IWL/01/96/184                                                 0                   A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 3-4    IWL/01/96/186                                                           0         A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 5-6    IWL/01/96/187                                                 0                   A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 6-7    IWL/01/96/188                                                           0         A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 7 B-C            IWL/01/96/189                                                 0                   A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 7-8    IWL/01/96/190                                      0
------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1          1        1          1         1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5         5          5        5          5         5         5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1        1          1         1         1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     APPROVAL  APPROVAL  APPROVAL  APPROVAL   APPROVAL  APPROVAL  APPROVAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   28/08/96  01/10/96  01/10/96  02/10/96  07/10/96  07/11/96  26/11/96
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                  Drawing Number                                      Revision
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid B-C   IWL/01/96/161                                                 C
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid C-D   IWL/01/96/162                  B                                                  C
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid D-E   IWL/01/96/163                                                 B
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid E&F   IWL/01/96/164                                                 B
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 9-8    IWL/01/96/165                                                 B
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 8-7    IWL/01/96/166                                                 B                   C
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 7/E-F            IWL/01/96/167                  C                                                  C
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 6-7    IWL/01/96/168
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 5-6    IWL/01/96/169        A
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 3-4    IWL/01/96/170
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/F              IWL/01/96/171
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/G              IWL/01/96/172
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/H              IWL/01/96/173
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 2-3    IWL/01/96/174                                                 C                   D
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 1-2    IWL/01/96/175                                                 B                   C
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid H-G   IWL/01/96/176                                                 A
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid G-F   IWL/01/96/177                                                 A
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid E     IWL/01/96/178                                                 A                   B
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid D     IWL/01/96/179                                                 A                   B
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid C     IWL/01/96/180                                      A                    B
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid A-C   IWL/01/96/181                                      A                    B
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor West Elev Grid 1-2    IWL/01/96/182                                      A                    B
------------------------------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 2-3    IWL/01/96/183                             A                                       B
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3 B-C            IWL/01/96/184
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 3-4    IWL/01/96/186
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 5-6    IWL/01/96/187
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 6-7    IWL/01/96/188
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 7 B-C            IWL/01/96/189                  B
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 7-8    IWL/01/96/190                                                 A                   B
------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1          1        1          1         1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5         5          5        5          5         5         5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1        1          1         1         1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                          1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     STATUS B  STATUS B  STATUS B  STATUS B   STATUS B  STATUS B  STATUS B
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   29/11/96  12/12/96  16/04/97  25/04/97  17/11/97
------------------------------------------------------------------------------------------------------------
         Drawing Title                  Drawing Number                                      Revision
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid B-C   IWL/01/96/161                                                 D
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid C-D   IWL/01/96/162                             D                   E
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid D-E   IWL/01/96/163                             D                   E
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor South Elev Grid E&F   IWL/01/96/164                                                 C
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 9-8    IWL/01/96/165                                                 C
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 8-7    IWL/01/96/166                                                 D
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 7/E-F            IWL/01/96/167                  D                   E          F
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 6-7    IWL/01/96/168                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 5-6    IWL/01/96/169                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor East Elev Grid 3-4    IWL/01/96/170                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/F              IWL/01/96/171                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/G              IWL/01/96/172                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3/H              IWL/01/96/173                                                 A
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 2-3    IWL/01/96/174                                                 E
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 1-2    IWL/01/96/175                                                 D
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid H-G   IWL/01/96/176                                                 B
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid G-F   IWL/01/96/177                                                 B
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid E     IWL/01/96/178                                                 C
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid D     IWL/01/96/179                                                 C
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid C     IWL/01/96/180                                                 C
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor North Elev Grid A-C   IWL/01/96/181                                                 C
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor West Elev Grid 1-2    IWL/01/96/182                                                 C
------------------------------------------------------------------------------------------------------------
3rd to 5th Floor East Elev Grid 2-3    IWL/01/96/183                                                 C
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 3 B-C            IWL/01/96/184                                                 A
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 3-4    IWL/01/96/186                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 5-6    IWL/01/96/187                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 6-7    IWL/01/96/188                                                 A
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor Grid 7 B-C            IWL/01/96/189        C                             D          E
------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Elev Grid 7-8    IWL/01/96/190                                                 C
------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                       Copies
------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1          1        1
------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5         5          5        5          1
------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1        1
------------------------------------------------------------------------------------------------------------
ALBION STONE                                                                     1        1
------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                                        1        1
------------------------------------------------------------------------------------------------------------
                                             Purpose     STATUS B  STATUS B  STATUS B  STATUS B   AS BUILT
                                                                                                  DRAWINGS
------------------------------------------------------------------------------------------------------------
            Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001A/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   JUNE 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   12/07/96  18/07/96  22/07/96  23/07/96  24/07/96  24/09/96  30/09/96
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                                                                  Drawing Number
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Ele Grid 8-9     IWL/01/96/191        0
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 6-7     IWL/01/96/192                                                 0         A         B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 5-6     IWL/01/96/193                  0                   A                    B         C
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 3-5     IWL/01/96/194                                      0                              A
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/F              IWL/01/96/195                                      0                              A
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/G              IWL/01/96/196                             0                                       A
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/H              IWL/01/96/197                             0                                       A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/B-C            IWL/01/96/199                                                 0                   A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1                    1        1          1         1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5                    5        5          5         5         5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1                    1        1          1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                             1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                                                                    1         1
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     APPROVAL  PRE-      APPROVAL  APPROVAL   APPROVAL  B STATUS  B STATUS
                                                                   LIMINARY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   07/10/96  26/11/96  10/12/96  12/12/96  15/04/97  18/04/97  23/04/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                                                                  Drawing Number
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Ele Grid 8-9     IWL/01/96/191        A         B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 6-7     IWL/01/96/192                             C        C                    D
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 5-6     IWL/01/96/193                                      C          D
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 3-5     IWL/01/96/194                                      A                              B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/F              IWL/01/96/195                             B        B          C
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/G              IWL/01/96/196                                      A          B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/H              IWL/01/96/197                                      A          B
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/B-C            IWL/01/96/199                             B        B          C
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1          1                   1                   1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5         5          5                   5                   5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1                   1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                                                            1                   1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                                              1          1                   1
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     B STATUS  B STATUS  B STATUS  B STATUS   B STATUS  PRE-      B STATUS
                                                                                                            LIMINARY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   28/04/97  23/06/97  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                                                                  Drawing Number
------------------------------------------------------------------------------------------------------------------------------------
2nd to 4th Floor West Ele Grid 8-9     IWL/01/96/191                             C
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 6-7     IWL/01/96/192        D         E          E
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 5-6     IWL/01/96/193                             D
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor East Ele Grid 3-5     IWL/01/96/194                             B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/F              IWL/01/96/195                             C
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/G              IWL/01/96/196                             B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/H              IWL/01/96/197                  C          C
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor Grid 3/B-C            IWL/01/96/199                  D          D
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5         5          1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                   1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                1         1
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     B STATUS  B STATUS  AS BUILT
                                                                             DRAWINGS
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001A/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   JUNE 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                  Date   15/04/97  18/04/97  23/04/97  28/04/97  23/06/97  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                                                                  Drawing Number
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor West Ele Grid 3-5     IWL/01/96/200                             C                             C
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor West Ele Grid 5-6     IWL/01/96/201        B                                                  B
------------------------------------------------------------------------------------------------------------------------------------
4th to 5th Floor West Ele Grid 6-7     IWL/01/96/202                  C                   C          D         D
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 2-3    IWL/01/96/203                                                           B
------------------------------------------------------------------------------------------------------------------------------------
Cladding Details East Elev Grid 1-2    IWL/01/96/204                                                           C
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Roof Coping, 4th & 5th & Balcony       IWL/01/96/210                                                           D
to 1st
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                               Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                 1                    1        1          1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                         5                    5        5          5         1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                  1         1          1        1          1
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                1                    1        1          1
------------------------------------------------------------------------------------------------------------------------------------
IBSTOCK BUILDING PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                   1                    1        1
------------------------------------------------------------------------------------------------------------------------------------
                                             Purpose     B STATUS  PRE-      B STATUS  B STATUS   B STATUS  AS BUILT
                                                                   LIMINARY                                 DRAWINGS
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   MARCH 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 2 of
                                                       Date   14/11/96  29/11/96  29/11/96  17/12/96  19/12/96  24/02/97  25/02/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Details Sheet 1       IWL/01/96/301                  D
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Details Sheet 2       IWL/01/96/302                  D
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 1   IWL/01/96/303
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 2   IWL/01/96/304
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 3   IWL/01/96/305
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Corner Details               IWL/01/96/306
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Fixing                     IWL/01/96/307
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Courtyard East Elev        IWL/01/96/308
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Section Through Masonry            IWL/01/96/310                  B                                                 C
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Granite Finish & Fxgs     IWL/01/96/311                  A
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing West Ele H/3-2        IWL/01/96/312                  C
------------------------------------------------------------------------------------------------------------------------------------
Grte Pth Fixg Det to Glazg H/3 & 3/H-G      IWL/01/96/313
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Line 3 G/H            IWL/01/96/314
------------------------------------------------------------------------------------------------------------------------------------
Grte Pth Fixg Det to Glazg H/3 & 3H-G       IWL/01/96/315
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet & Coping          IWL/01/96/317                  B                                       C
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet Corner            IWL/01/96/318                  A                   B
------------------------------------------------------------------------------------------------------------------------------------
Typ R/H Limestone Fascia & Soffit           IWL/01/96/319
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st H-3/F-7       IWL/01/96/320        0                   0
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st A-3           IWL/01/96/321        0                   0
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st B-7           IWL/01/96/322        0                   0
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Std RH Fascia & Soffit           IWL/01/96/323
------------------------------------------------------------------------------------------------------------------------------------
Typ Flashing Detail to Glazing              IWL/01/96/324                                             0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro South Elev Grid 9         IWL/01/96/325
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro South Elev Lwr Balc       IWL/01/96/326
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 5th Floor            IWL/01/96/327
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 5th Floor            IWL/01/96/328
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 4th Floor            IWL/01/96/329
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                                        5         5         5         5         1         5
------------------------------------------------------------------------------------------------------------------------------------
CIR LONDON LIMITED
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1         1         1         1         1                   1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                                1         1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
OVE ARUP
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     FOR       STATUS B  APPROVAL  STATUS B   APPROVAL  FOR      STATUS B
                                                              INFOR-                                             INFOR-
                                                              MATION                                             MATION
                                                              ONLY                                               ONLY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Sheet 2 of
                                                       Date   07/03/97  21/03/97  02/04/97  03/04/97  15/04/97  30/04/97  30/04/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Details Sheet 1       IWL/01/96/301
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Details Sheet 2       IWL/01/96/302
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 1   IWL/01/96/303
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 2   IWL/01/96/304
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 3   IWL/01/96/305
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Corner Details               IWL/01/96/306
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Fixing                     IWL/01/96/307
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Courtyard East Elev        IWL/01/96/308
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Section Through Masonry            IWL/01/96/310
------------------------------------------------------------------------------------------------------------------------------------
Tryp Vert Sec Thro Granite Finish & Fxgs    IWL/01/96/311
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing West Ele H/3-2        IWL/01/96/312
------------------------------------------------------------------------------------------------------------------------------------
Grte Pth Fixg Det to Glazg H/3 & 3/H-G      IWL/01/96/313
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Line 3 G/H            IWL/01/96/314
------------------------------------------------------------------------------------------------------------------------------------
Pth Fixg Det to Glazg H/3 & 3H-G            IWL/01/96/315
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet & Coping          IWL/01/96/317                                                          D
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet Corner            IWL/01/96/318
------------------------------------------------------------------------------------------------------------------------------------
Typ R/H Limestone Fascia & Soffit           IWL/01/96/319
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st H-3/F-7       IWL/01/96/320
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st A-3           IWL/01/96/321
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st B-7           IWL/01/96/322
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Std RH Fascia & Soffit           IWL/01/96/323        0
------------------------------------------------------------------------------------------------------------------------------------
Typ Flashing Detail to Glazing              IWL/01/96/324
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro South Elev Grid 9         IWL/01/96/325
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro South Elev Lwr Balc       IWL/01/96/326                  0                                                 0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 5th Floor            IWL/01/96/327                            0                   0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 5th Floor            IWL/01/96/328                            0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 4th Floor            IWL/01/96/329                                      0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              1         1         1         1         5         5         5
------------------------------------------------------------------------------------------------------------------------------------
CIR LONDON LIMITED
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1                                       1         1         1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                                1         1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                                                                1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                                                             1
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
OVE ARUP                                                         1
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     FOR       FOR       FOR       FOR       APPROVAL  STATUS B  STATUS B
                                                              INFOR-    INFOR-    INFOR-    INFOR-
                                                              MATION    MATION    MATION    MATION
                                                              ONLY      ONLY      ONLY      ONLY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 2 of
                                                       Date   29/05/97  29/05/97  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Details Sheet 1       IWL/01/96/301                            D
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Details Sheet 2       IWL/01/96/302                            D
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 1   IWL/01/96/303                            B
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 2   IWL/01/96/304                            B
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Det to Glazing St 3   IWL/01/96/305                            A
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Corner Details               IWL/01/96/306
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Fixing                     IWL/01/96/307                            B
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Courtyard East Elev        IWL/01/96/308                            0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Section Through Masonry            IWL/01/96/310                            C
------------------------------------------------------------------------------------------------------------------------------------
Tryp Vert Sec Thro Granite Finish & Fxgs    IWL/01/96/311                            A
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing West Ele H/3-2        IWL/01/96/312                            C
------------------------------------------------------------------------------------------------------------------------------------
Grte Fin Pth Det to Glazg H/3 & 3/H-G       IWL/01/96/313                            0
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Fixing Line 3 G/H            IWL/01/96/314                            0
------------------------------------------------------------------------------------------------------------------------------------
Grte Fin Pth Det to Glazg H/3 & 3H-G        IWL/01/96/315                            0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet & Coping          IWL/01/96/317                            D
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet Corner            IWL/01/96/318        C                   C
------------------------------------------------------------------------------------------------------------------------------------
Typ R/H Limestone Fascia & Soffit           IWL/01/96/319
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st H-3/F-7       IWL/01/96/320                            0
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st A-3           IWL/01/96/321                            0
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Bricwk returns 1st B-7           IWL/01/96/322                            0
------------------------------------------------------------------------------------------------------------------------------------
Typ Det of Std RH Fascia & Soffit           IWL/01/96/323
------------------------------------------------------------------------------------------------------------------------------------
Typ Flashing Detail to Glazing              IWL/01/96/324                            0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro South Elev Grid 9         IWL/01/96/325                  0         0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro South Elev Lwr Balc       IWL/01/96/326                            0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 5th Floor            IWL/01/96/327                            0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 5th Floor            IWL/01/96/328                            0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 4th Floor            IWL/01/96/329                            0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              5         5         1
------------------------------------------------------------------------------------------------------------------------------------
CIR LONDON LIMITED
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1         1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                        1         1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
OVE ARUP
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     STATUS B  APPROVAL  AS BUILT
                                                                                  DRAWING
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   MARCH 1997
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                       Date   03/04/97  15/04/97  16/04/97  29/05/97  30/04/97  02/06/97  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 4th Floor South      IWL/01/96/331        0                   0                                       0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capitals to 4th Floor            IWL/01/96/332                  0                                                 0
------------------------------------------------------------------------------------------------------------------------------------
Details of Capital Fxgs to 5th Floor        IWL/01/96/333                                                                    0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Grid 35th Floor           IWL/01/96/334                                                0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Grid 15th Floor           IWL/01/96/335                                                0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet Ret Grid 7        IWL/01/96/336                                      0                             0
------------------------------------------------------------------------------------------------------------------------------------
Typ Vert Sec Thro Parapet Ret Grid 3        IWL/01/96/337                                      0                             0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LIMITED                                          1         5         5         5         1         5         1
------------------------------------------------------------------------------------------------------------------------------------
CIR LONDON LIMITED
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                                 1         1         1                   1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1         1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                                  1         1         1                   1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                               1         1
------------------------------------------------------------------------------------------------------------------------------------
MARATHON DESIGN
------------------------------------------------------------------------------------------------------------------------------------
OVE ARUP
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     FOR       APPROVAL  APPROVAL  APPROVAL   FOR      APPROVAL  AS BUILT
                                                              INFOR-                                   INFOR-             DRAWING
                                                              MATION                                   MATION
                                                              ONLY                                     ONLY
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                            Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   APRIL 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                       Date   16/04/96  17/04/96  24/04/96  03/05/96  06/06/96  06/06/96  10/06/96
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections A-A to L-L            IWL/01/96/401        0         0                   A         B
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections V-V to K1-K1          IWL/01/96/402                                      0                   A
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections L2-Z2                 IWL/01/96/403                                                          0         A
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections L1-L1 to T1-T1        IWL/01/96/404                            0                   A
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections                       IWL/01/96/405
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections F4-F4 to M4-M4        IWL/01/96/406
------------------------------------------------------------------------------------------------------------------------------------
Site Fxgs to Limestone LG to Ground         IWL/01/96/407
------------------------------------------------------------------------------------------------------------------------------------

Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1                   1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                                        5         5         5         5         5         5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                                 1         1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     PRE-      APPROVAL  APPROVAL  APPROVAL  B STATUS  APPROVAL  APPROVAL
                                                              LIMINARY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                       Date   20/06/96  25/06/96  16/07/96  16/07/96  07/08/96  29/11/96  29/11/96
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections A-A to L-L            IWL/01/96/401        C                   D                   E
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections V-V to K1-K1          IWL/01/96/402        C                   D                   E
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections L2-Z2                 IWL/01/96/403                                      B         C         D
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections L1-L1 to T1-T1        IWL/01/96/404                B                     C         D         E
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections                       IWL/01/96/405                                      0                   A
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections F4-F4 to M4-M4        IWL/01/96/406                                      0                   A
------------------------------------------------------------------------------------------------------------------------------------
Site Fxgs to Limestone LG to Ground         IWL/01/96/407                                                                    A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1         1         1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              5         5         5         5         5         5         5
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1         1         1         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     B STATUS  B STATUS  B STATUS  APPROVAL  B STATUS  B STATUS  APPROVAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                       Date   16/01/97  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                  Revision
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections A-A to L-L            IWL/01/96/401                  E
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections V-V to K1-K1          IWL/01/96/402        F         F
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections L2-Z2                 IWL/01/96/403                  D
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections L1-L1 to T1-T1        IWL/01/96/404                  E
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections                       IWL/01/96/405                  A
------------------------------------------------------------------------------------------------------------------------------------
Typical Plan Sections F4-F4 to M4-M4        IWL/01/96/406                  A
------------------------------------------------------------------------------------------------------------------------------------
Site Fxgs to Limestone LG to Ground         IWL/01/96/407                  A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                    Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              5         1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY                                                        1
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     B STATUS  AS BUILT
                                                                        DRAWING
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4             Job No: IWL/001/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                            Date:   APRIL 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                       Date   17/04/96  01/08/96  08/08/96   03/09/96  03/10/96  17/10/97   17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                   Revision
------------------------------------------------------------------------------------------------------------------------------------
Blockwork Details to Basement Floor         IWL/01/96/501        0                                                             0
------------------------------------------------------------------------------------------------------------------------------------
Layout Blockwork Walls GF Sheet 1/2         IWL/01/96/502                  0         0          A         A                    A
------------------------------------------------------------------------------------------------------------------------------------
Layout Blockwork Walls GF Sheet 2/2         IWL/01/96/503                  0         0          A         A                    A
------------------------------------------------------------------------------------------------------------------------------------
Blockwork Head Restraint Detail (A4)        IWL/01/96/504                                                                      0
------------------------------------------------------------------------------------------------------------------------------------
Layout of Blockwork Walls to LGF            IWL/01/96/505                                                           0          0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                     Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              5         1         4          2         5         5          1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1                                        1         1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                                                               1
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     APPROVAL  INFOR-    REQUESTED  INFOR-    APPROVAL  FOR CON-   AS BUILT
                                                                        MATION    BY JW      MATION              STRUCTION  DRAWING
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4            Job No: IWL/001A/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                           Date:   MAY 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 1 of
                                                       Date   20/05/96  26/07/96  30/07/96   08/10/96  17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                      Drawing Number                                   Revision
------------------------------------------------------------------------------------------------------------------------------------
Masonry Details Test Sample Elevation       IWL/01/96/601        0
------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Details for Impact Test      IWL/01/96/602                  0                   A         A
------------------------------------------------------------------------------------------------------------------------------------
Limestone Plinth Details for Impact Test    IWL/01/96/603                            0         A         A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                     Copies
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              1         1         1         2         1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                       1         1         1         2
------------------------------------------------------------------------------------------------------------------------------------
TAYWOOD ENGINEERING                                              1         1         1
------------------------------------------------------------------------------------------------------------------------------------
CIR LONDON LTD                                                   1
------------------------------------------------------------------------------------------------------------------------------------
MACE                                                             1         1         1
------------------------------------------------------------------------------------------------------------------------------------
OVE ARUP & PARTNERS                                              1         1         1
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1         1         1
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     INFOR-    INFOR-    INFOR-     INFOR-    AS BUILT
                                                              MATION    MATION    MATION     MATION    DRAWING
                                                                                  ONLY       ONLY
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

                           Smart Crosby International
                               Drawing Issue Sheet

--------------------------------------------------------------------------------
Project:  PETERSHILL, 1 CARTER LANE, LONDON, EC4            Job No: IWL/001A/96
--------------------------------------------------------------------------------
Client:   IRVINE WHITLOCK LIMITED                           Date:   JUNE 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sheet 2 of
                                                       Date   21/05/97  23/06/97  23/06/97   17/11/97
------------------------------------------------------------------------------------------------------------------------------------
         Drawing Title                                                     Drawing Number
------------------------------------------------------------------------------------------------------------------------------------
Clad'g Det South Ele Stone Capital Det      IWL/01/96/701        D                             D
------------------------------------------------------------------------------------------------------------------------------------
Courtyard & Colonnade Stone Cap. Det        IWL/01/96/702        D                             D
------------------------------------------------------------------------------------------------------------------------------------
Courtyard & Colonnade Stone Cap. Det        IWL/01/96/703        E                             E
------------------------------------------------------------------------------------------------------------------------------------
South Elevation Stone Capital Details       IWL/01/96/704        B                             B
------------------------------------------------------------------------------------------------------------------------------------
Grids 3-C-QR-E Stone Capital Details        IWL/01/96/705        B                             B
------------------------------------------------------------------------------------------------------------------------------------
Grids 7/B-C & 7/E-F Stone Cap. Det.         IWL/01/96/706        B                             B
------------------------------------------------------------------------------------------------------------------------------------
Courtyd & Colonnade Lwr Cap Details         IWL/01/96/707        B                             B
------------------------------------------------------------------------------------------------------------------------------------
Courtyd & Colonnade Stone Cap Details       IWL/01/96/708        A         B                   B
------------------------------------------------------------------------------------------------------------------------------------
Courtyd & Colonnade Stone Cap Details       IWL/01/96/709                            0         0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Granite Plinth Section Details              IWL/01/96/801                                      A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Elevation Key Sheet 1                       IWL/01/96/901                                      0
------------------------------------------------------------------------------------------------------------------------------------
Elevation Key Sheet 2                       IWL/01/96/902                                      0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution - Paper Copies                                                                     Copies
------------------------------------------------------------------------------------------------------------------------------------
ANCON CLARK                                                      1         1         1
------------------------------------------------------------------------------------------------------------------------------------
IRVINE WHITLOCK LTD                                              3         5         5         1
------------------------------------------------------------------------------------------------------------------------------------
ROLFE JUDD                                                                 1         1
------------------------------------------------------------------------------------------------------------------------------------
ALBION STONE                                                     1         1         1
------------------------------------------------------------------------------------------------------------------------------------
MACE
------------------------------------------------------------------------------------------------------------------------------------
CIR, ITALY
------------------------------------------------------------------------------------------------------------------------------------
                                                  Purpose     STATUS B  STATUS B  APPROVAL   AS BUILT
                                                                                             DRAWING
------------------------------------------------------------------------------------------------------------------------------------
                         Smart Crosby International, 3 Grosvenor House, Melton Road, Oakham, Leics, LE15 6AX
                                            Telephone: 01572 756961   Fax: 01572 756962

3800                                                                      [LOGO]
Drylining                                                            B R Hodgson
                                                                         LIMITED


                                     INDEX

1.0       WALL TYPES AND SPECIFICATION AS SCHEDULE.

2.0       PARTITION DETAILS

3.0       PARTITION LAYOUTS

4.0       PARTITION STRENGTH TESTS

5.0       FIXING DETAILS

6.0       DETAILED SPECIFICATION

7.0       MAINTENANCE OPERATION MANUAL

BR Hodgson      Package 3800        Drylining

01/B            60 B                91/B           37
02/B            61/B                92/B           38
03/C            62/B                93/B           39
04/B            63/B                94/B           40
05/B            64/B                95/B           41
06/B            65                  96/B           42/B
07/B            66                  97/B           44
12/B            67/B                98/B
13/B            68 B                99
15/B            69/B                100
15 A            70                  102
                71/B                103
                72/B                20
                73/B                21
                74 B                22
                75 B                23
                76 B                24
                77 B                25
                80/B                26
                81/B                27
                82/B                28
                83/B                29 a
                84/B                30 a
                85/B                31 a
                86/B                32 a
                87/B                33 a
                88/B                34 a
                89/B                35 A

                                                                  Package 4200
                                                                  Toilet Fit Out
                                                                  HL Smith

                            OPERATING AND MAINTENANCE
                                     MANUAL

                                       AND

                             HEALTH AND SAFETY FILE

                                       FOR

                                   PETERSHILL

                                   LOCATED AT

                                 ONE CARTER LANE
                                     LONDON
                                       EC4

                 Prepared in accordance with Regulation 14(d-f)

                                     of the

             Construction (Design and Management) Regulations 1994

H L Smith Construction Ltd
Station Court
Station Road
Bourne End
Bucks
SL8 5YP

                                                      Compiled on 9 October 1997
                                                      Revision A

                            HL Smith Construction Ltd

--------------------------------------------------------------------------------
Petershill, One Carter Lane, London, EC4.
Operating and Maintenance Manual and Health and Safety File.
--------------------------------------------------------------------------------

The following drawings have been submitted for As Built drawings:

Drawing No.        Rev.  Description

1302/471/01         D    Basement layout
1302/471/02         E    Lower Ground layout
1302/471/03         E    Ground to Fourth layout
1302/471/04         F    Fifth layout
1302/471/05         C    Typical cubicle details
1302/471/06         B    Mirror and signage details
1302/471/07         C    Hand basin details
1302/471/08         B    Basement sections
1302/471/09         B    Lower Ground to Fourth male sections
1302/471/10         C    Lower Ground to Fourth female sections
1302/471/11         B    Lower Ground to Fourth female sections
1302/471/12         C    Fifth male sections
1302/471/13         D    Fifth female sections
1302/471/14         B    Basement ceiling plan
1302/471/15         B    Lower Ground ceiling plan
1302/471/16         B    Ground to Fourth ceiling plan
1302/471/17         C    Fifth ceiling plan
1302/471/18         B    Basement floor layout
1302/471/19         A    Lower Ground floor layout
1302/471/20         A    Ground to Fourth floor layout
1302/471/21         A    Fifth floor layout
1302/471/22         D    Typical door elevations
1302/471/23         C    Door details sheet 1
1302/471/24         C    Door details sheet 2
1302/471/25         D    Door schedule sheet 1
1302/471/26         B    Partition types
1302/471/27         B    Partition details
1302/471/28         B    Lower Ground to Fourth disabled sections
1302/471/29         C    Suspended ceiling details
1302/471/30         D    Typical door elevations
1302/471/31         E    Basement door details
1302/471/32         D    Door details type T and V
1302/471/33         C    Lift and staircores door elevations
1302/471/34         B    Ground floor reception door details
1302/471/35         E    Door schedule sheet 2

                            HL Smith Construction Ltd

--------------------------------------------------------------------------------
Petershill, One Carter Lane, London, EC4.
Operating and Maintenance Manual and Health and Safety File.
--------------------------------------------------------------------------------

CONTENTS

Section 1.   Drywall works

Section 2.   Suspended ceilings

Section 3.   Slate floors, skirtings and vanity units

Section 4.   Tiled floors and walls

Section 5.   Joinery

Section 6.   Ironmongery

Section 7.   Decorations

Section 8.   Mirrors

Section 9.   Stainless steel shelves and aprons

Section 10.  Silicone sealant

Section 11.  Plumbing services

Section 12.  As built drawings

Section 13.  Client spares

                             DETAILED SPECIFICATION

                                       FOR

                                      MEPC

                                       AT

                           PETERSHILL, ONE CARTER LANE
                              OFF KNIGHTRIDER COURT
                                     LONDON
                                    EC4V 5ER

                           TOILET FITOUT PACKAGE 4200

H L Smith Construction                                                 May 1997
Station Court
Station Road
Bourne End
Buckinghamshire
SL8 5YP

Tel: 01628 529 691
Fax: 01628 810030

                                 INDEX                                 Glazzards
                                                                    Package 4500
                                      DESCRIPTION        Architectural Metalwork

REFERENCE / SECTION
 NUMBER

1. The supply and installation of balustrade and wall handrails to Staircases A & C rising from Basement to Roof.

2. The supply and installation at balustrade and wall handrails to Staircase B rising from Basement to Roof.

3. The supply and installation of Balcony Structure and Balustrade to the Second Floor North Elevation.

4. The supply and installation of Window Guards to Floors 1 and 4 on Elevations 3, 4, 5, 9, 10 and 11.

5. The supply and installation of Window Guards/Parapet Rails to 4th & 5th Floors on Elevations 3, 4, 5, 9, 10 and 11.

6. The supply and installation of Parapet Rail to 4th & 5th Floors on all Elevations.

7. The supply and installation of various items of staircases, balustrades and handrails to the Basement Plantrooms all as our individual working drawings.

8. The supply and installation of 'Open' Type Floor Grilles and Support Steels at Lower Ground Level and Ground Floor Level.

9.    The supply and installation of balustrade to the Restaurant External
      Balcony.

10. The supply and installation of Wall Handrails to Stairs F & G in the Restaurant.

11.   The supply and installation of Louvre Grilles to the Basement Plant Rooms.

12.   General Specification Requirements
      Types of Steel - Alloys.
      Colour matching.
      Galvanising zinc Thickness.
      Letter of Certification
      Appendix 'A'

                                AS BUILT DRAWINGS
                                -----------------

--------------------------------------------------------------------------------
DRG / SHEET / REVISION                         DESCRIPTION
        NUMBER
--------------------------------------------------------------------------------
        3651/1/F                               STAIR 2 G.A
--------------------------------------------------------------------------------
        3654/1/C                        LE SUB STATION STAIRS G.A
--------------------------------------------------------------------------------
        3655/1/B                               STAIR 7 G.A
--------------------------------------------------------------------------------
        3656/1/B                               STAIR 8 G.A
--------------------------------------------------------------------------------
        3657/1/C                     STAIR 9 GAS CHAMBER IN BASEMENT
--------------------------------------------------------------------------------
        3658/l/D                         STAIR 10 BALUSTRADE G.A
--------------------------------------------------------------------------------
        3659/1/C                         STAIR 11 BALUSTRADE G.A
--------------------------------------------------------------------------------
        3660/1/A                     RAMP 12 BALUSTRADE GA & DETAILS
--------------------------------------------------------------------------------
        3661/1/C                           STAIRS 13 & 14 G.A
--------------------------------------------------------------------------------
        3662/1/B                              STAIRS 15 G.A
--------------------------------------------------------------------------------
        3663/1/A                              STAIR 16 G.A
--------------------------------------------------------------------------------
        3664/1/B                              STAIR 17 G.A
--------------------------------------------------------------------------------
        3665/1/B                   BALUSTRADE & WALL RAIL RAMP No 18
--------------------------------------------------------------------------------
        3666/1/B                    RAMP No 19 BASEMENT GA & DETAILS
--------------------------------------------------------------------------------
        3667/1/B                       BALL STANDARD BALUSTRADE TO
                                        RAMP No 20 G.A & DETAILS
--------------------------------------------------------------------------------
        3668/69/l/D                 WALL RAILS TO STAIRS - GAS METER
                                           ROOM / BOILER ROOM
--------------------------------------------------------------------------------
        3670/1/C                    WALL RAILS TO RAMPS LIFT LOBBY A
--------------------------------------------------------------------------------
        3671/1/B                    WALL RAILS TO RAMPS NORTH CORRID
--------------------------------------------------------------------------------
        3671/2/A                               WALL RAILS
--------------------------------------------------------------------------------
        3672/1/B                     WALL RAILS TO RAMP SOUTH CORRID
--------------------------------------------------------------------------------
RV1035/8/C & RV1035/9/B                 VENTILATOR LOUVRE GRILLES
--------------------------------------------------------------------------------
        3674/1/C                             VEHICLE BUFFERS
--------------------------------------------------------------------------------
        3675/1/C                              COLUMN GUARDS
--------------------------------------------------------------------------------
        3676/1/B                             GATE TO LE-SUB
--------------------------------------------------------------------------------
        3677/1/A                               DUCT GUARD
--------------------------------------------------------------------------------
        3678/1/B                           HANDRAIL TO STAIR E
--------------------------------------------------------------------------------
        3680/1/D                  CORE STAIR A - FLIGHTS 22 TO 20 WELL
                                             BALUSTRADE G.A
--------------------------------------------------------------------------------
        3680/2/D                  CORE STAIR A - FLIGHTS 19 TO 15 WELL
                                             BALUSTRADE G.A
--------------------------------------------------------------------------------
        3680/3/E                   CORE STAIR A - FLIGHTS 14 TO 9 WELL
                                             BALUSTRADE G.A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3680/4/D                           CORE STAIR A - FLIGHTS 8 TO 1 WELL
                                              BALUSTRADE G.A
--------------------------------------------------------------------------------
 3680/6/D                                    CORE A BALUSTRADE
--------------------------------------------------------------------------------
 3681/1/C                            CORE A FLIGHTS 22 To 20 WALL RAIL
                                                    G.A
--------------------------------------------------------------------------------
 3681/2/C                            CORE A FLIGHTS 19 TO 15 WALL RAIL
                                                    G.A
--------------------------------------------------------------------------------
 3681/3/C                           CORE A FLIGHTS 14 TO 9 WALL RAIL GA
--------------------------------------------------------------------------------
 3681/4/D                           CORE A FLIGHTS 8 TO 3 WALL RAIL GA
--------------------------------------------------------------------------------
 3681/5/C                           CORE A FLIGHTS 2 TO 1 WALL RAIL GA
--------------------------------------------------------------------------------
 3681/6/D                              CORE A BALUSTRADE & WALL PALM
                                                 DETAILS
--------------------------------------------------------------------------------
 3681/7/B                                  CORE A WALL RAIL PLAN
--------------------------------------------------------------------------------
 3682/1/C                                CORE B WELL BALUSTRADE GA
--------------------------------------------------------------------------------
 3682/2/D                                CORE B WELL BALUSTRADE GA
--------------------------------------------------------------------------------
 3682/3/D                                CORE B BALUSTRADE DETAILS
--------------------------------------------------------------------------------
 3683/1/A                                  CORE B WALL RAIL G.A
--------------------------------------------------------------------------------
 3683/2/B                                   CORE B WALL RAIL G.A
--------------------------------------------------------------------------------
 3684/1/C                                CORE C WELL BALUSTRADE GA
--------------------------------------------------------------------------------
 3684/2/C                                CORE C WELL BALUSTRADE GA
--------------------------------------------------------------------------------
 3684/3/B                             CORE STAIR C BALUSTRADE DETAILS
--------------------------------------------------------------------------------
 3684/4/A                              CORE C BALUSTRADE DETAILS TO
                                                 FLIGHT 1
--------------------------------------------------------------------------------
 3685/1/B                           CORE C WALL RAIL (FLTS 18-7) & BAL
                                                    GA
--------------------------------------------------------------------------------
 3685/2/B                          CORE C WALL RAIL (FLTS 6-1) & BAL GA
--------------------------------------------------------------------------------
 3685/3/B                                 CORE C OUTER BALUSTRADE
--------------------------------------------------------------------------------
 3685/4/A                                    CORE C WALL RAIL
--------------------------------------------------------------------------------
 3687/1/B                                  WALL CORE TO STAIR G
--------------------------------------------------------------------------------
3688-SK3/A                              CUVRED RESTAURANT B'STRADE
--------------------------------------------------------------------------------
 3690/1/F                             FLR GRILLES LOWER GND FLOOR G.A
--------------------------------------------------------------------------------
 3690/2/E                               GRILLS TO COLONNADE DETAILS
--------------------------------------------------------------------------------
 3690/3/F                             COLONNADE GRILLS, HINGED PANEL
                                                   DETS
--------------------------------------------------------------------------------
 3690/4/D                              COLONNADE GRILLES (AIRPLENUMS
--------------------------------------------------------------------------------
 3690/5/E                              COLONNADE GRILLES STAIR & BAL
--------------------------------------------------------------------------------
 3691/1/B                               AIR GRILLES LOWER GRD FLOOR
                                                 LOCATION
--------------------------------------------------------------------------------
 3691/10/A                           PLENUM GRILLS, GL NORTH EW GRILLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3691/12/E                               L.G FLR GRILLS PANEL G1-G5
--------------------------------------------------------------------------------
3691/15/D                              LOWER GRD FLR GRILLES HINGED
                                                   PANEL
--------------------------------------------------------------------------------
3691/2/B                             PLENUM GRILL LOWER GRD FL.R GRID
                                                    F+9
--------------------------------------------------------------------------------
3691/4/C                             PLENUM GRILL LOWER G.GRILLE GRID
                                                  LINE 3
--------------------------------------------------------------------------------
3691/5/B                                PLENUM GRILLS GRND FLOOR NW
                                                CARTER LANE
--------------------------------------------------------------------------------
3691/6/B                              PLENUM GRILLS GRD FLR NE CARTER
                                                   LANE
--------------------------------------------------------------------------------
3691/7/C                              PLENUM GRILLS GRD FLR NORTH ELE
--------------------------------------------------------------------------------
3691/9/B                              PLENUM GRILLS FLR NORTH ELV TYP
                                                   DETS
--------------------------------------------------------------------------------
3692/1/I                                NORTH ELV-2ND FLOOR BALCONY
--------------------------------------------------------------------------------
3692/2/G                                2ND FLOOR BALCONY STRUCTURE
--------------------------------------------------------------------------------
3692/3/C                              NORTH ELV 2ND FLOOR BALCONY RWP
--------------------------------------------------------------------------------
3694/1/A                             lst FLR BALCONY BALUSTRADE SOUTH
                                                  ELV G.A
--------------------------------------------------------------------------------
3695/1/A                               4TH FLOOR BALCONY BALUSTRADE
--------------------------------------------------------------------------------
3696/1/D                                 PARAPET RAILS LEVEL 4 G.A
--------------------------------------------------------------------------------
3697/1/C                                 PARAPET RAILS LEVEL 5 G.A
--------------------------------------------------------------------------------
3698/4/F                             WINDOW GUARD UNITS / PARAPET RAIL
                                                LEVEL 4 G.A
--------------------------------------------------------------------------------
3698/8/A                             WINDOW GUARD UNITS TO LEVEL 1 G.A
--------------------------------------------------------------------------------
3934/1/B                             STEEL STAIR & HANDRAIL TO CORE B
--------------------------------------------------------------------------------
3935/1/B                                        PIPE BRIDGE
--------------------------------------------------------------------------------
3911/1/B                                  HANDRAIL TO SOUTH SIDE
--------------------------------------------------------------------------------
3911/2/C                                  HANDRAIL TO SOUTH SIDE
--------------------------------------------------------------------------------
3916/1/A                                STEEL STAIR & BALUSTRADE TO
                                             SPINKLER CHAMBER
--------------------------------------------------------------------------------
3920/1/A                                    STAIR TO LIFT MOTOR
--------------------------------------------------------------------------------

                          HENDERSON-BOSTWICK                        Package 4575

                                 SOUTHERN REGION                   Metal Doors

          Crow House, Crow Arch Lane Ind Est, RINGWOOD, Hants BH24 1PD
                    Tel: (01425) 462020  Fax: (01425) 462035

MACE Limited                                          Our Ref: GB/PJ901670/jeb
Petershill Site Office
1, Carter Lane
Off Knightrider Court
London
EC4V 5ER
                                                      19 November 1997

For the attention of Mike Handley

Dear Sirs,

RE: Petershill, London EC4

In accordance with your letter we have pleasure in enclosing herewith as requested 3 no. copies of an Operating and Maintenance Manual applicable to the above contract.

Each folder contains:-

Standard 'Operating, Safety, Maintenance and Repair Instruction' leaflet.

Specific Servicing and Maintenance instructions relevant to Defendors, Slideovers and Firetex doors.

Defendor, Slideover and Firetex Sales and Technical literature.

Contract drawing(s) 901670 -01B, -02B, -03A, -04B, -05A, -06B, -09B, -10C, -11D,
-12B -13B, -14, -15C, -16, -21, -22.

We trust that the above provides you with the information required.

Assuring you of our best attention at all times.

Yours faithfully,
for HENDERSON-BOSTWICK INDUSTRIAL DOORS LTD

/S/ Gary Bristow
--------------------------
GARY BRISTOW


Contracts Administrator

-------------------------------------
        PETERSHILL LONDON, EC4
               RECEIVED
             20 NOV 1997
-------------------------------------
               ACTION          INFO
-------------------------------------
MH
-------------------------------------
RB
-------------------------------------
AP
-------------------------------------
MK
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
[ILLEGIBLE]
-------------------------------------
JD
-------------------------------------
BGo.
-------------------------------------
[ILLEGIBLE]
-------------------------------------
FILE           4575
-------------------------------------
            mace limited      m|a|c|e
-------------------------------------

--------------------------------------------------------------------------------
[LPCB LOGO]         Henderson-Bostwick Industrial Doors Ltd          [DSMA LOGO]
                       Registered in England No. 1129675
   Registered Office: Grange Close, Clover Nook Industrial Park, Somercotes,
                              Derbyshire DE55 4QT.
The name Henderson is used by Henderson-Bostwick Industrial Doors Limited under license.

                              A DAVIES SHOPFITTERS

                                  CLIENT MANUAL

                            OPERATION AND MAINTENANCE

                               (Incorporating CDM)


                                       for

                                      MEPC
                                PACKAGE NO. 4750:
                             ENTRANCE HALL/RECEPTION

                                       at

                             PETERSHILL, LONDON EC4

                                   created by

                         A DAVIES & CO (SHOPFITTERS) LTD
                                  18 HORN LANE
                                     LONDON
                                     W3 6QU

                               TEL: 0181 992 3444
                               FAX: 0181 992 0726

Project Co-Ordinator         Date: 31st October 1997                  Ref: 3952

                                     DAVIES

                                    CONTENTS

1.   Operation & Maintenance Manual

2.   Setting Out Drawings:

A)   3952/2 Ground Floor North Entrance Scale Plan

B)   3952/3 Stone ElevatIon @ A-A, B-B & Full Size Scale Plan Details

C)   3952/4 Elevation @ E-E

D)   3952/5 Elevations C-C & D-D Lift Lobby & Reception Area

E)   3952/6 Heights throu' Walls Stonework Fixing Details & Floor Details

F)   3952/7 Reflective Ceiling Plan

G)   3952/8 Screen Wall to Fancoil Unit Elevations

H)   3952/9 Screen Wall to Fancoil Unit Support Framing

I)   3952/10 Screen Wall to Fancoil Unit Height Sections

J)   3952/11 Screen Wall to Fancoil Unit Plan Details

K)   3952/12 Plan of Blockwork Face of Stonework

L)   3952/13 Sections throu' Ceiling and Full Size Details

M)   3952/14 Metal Floor @ Reception Desk and Fancoil Unit

N)   3952/15 Height and Plan @ Office & Cupboard Doors

0)   3952/16 Nameboards 'On Hold'

P)   3952/17 Entrance Mat

Q)   3952/18 Fancoil Housing Veneer Detail

R)   3952/19 Metal Fixing Details @ Stone Soffit

Package 5500                  Facade Hoists Ltd

                              Facade Maintenance Equipment


                                   PETERSHILL

                                  SPECIFICATION

                                       AND

                              OPERATING/MAINTENANCE

                                  INSTRUCTIONS

                                  ------------
                                   PETERSHILL
                                  ------------

                              --------------------
                                  PACKAGE 5500
                               FACADE MAINTENANCE
                              --------------------

                           ---------------------------
                            S P E C I F I C A T I O N
                           ---------------------------

                                    SECTION 6

                                    DRAWINGS

Package 5500                  Facade Hoists Ltd.              Facade Maintenance
                                                                   Equipment

FH 984 B
           1798-8
           1798-6 A
           1798-5 D
           1798-4 A

FH 101 A
           1798-2 D

FH 100 1 rev D
           1798-3 A

FH 752-3M rev B
           1798-L-1
           304-14
           ACE 9004
           900-15-3
           900-15-2
           300-15-TLS
           1798-L-15

Package 6300                 Andrew Weatherfoil Ltd          Mechanical Services

                                  MASTER INDEX

INTRODUCTION:     General information on contents of manual including services covered by manual. Design and performance data. List of abbreviations. Schedule of recoed drawings. Director of manufacturers.

SECTION 1:        DESCRIPTION OF SERVICES
                  General description of the services embraced by this manual, their major components and functions.

SECTION 2:        OPERATING PROCEDURE
                  Details of operation of the main plant items. Preliminary checks, start up, running checks, shutdown and emergency shutdown.

SECTION 3:        EQUIPMENT SCHEDULES
                  Technical details of all Plant and Equipment, manufacturers, types, duties, serial numbers etc.

SECTION 4:        MAINTENANCE PROCEDURES
                  Outline of various procedures for maintaining the services and equipment detailed.

SECTION 5:        FAULT TRACING
                  General notes on safety procedures and details of fault tracing.

SECTION 6:        RECOMMENDED SPARES
                  Recommendation of minimum requirement of spares to be held in stock.

SECTION 7:        COMMISSIONING DATA
                  Complete set of commissioning test results for all systems detailed within this manual.

SECTION 8:        MANUFACTURERS LITERATURE
                  Individual manufacturers technical literature.

SECTION 9: OPERATING AND MAINTENANCE MANUAL FOR THE SPRINKLER, DRY RISER AND FIRST AID HOSEREEL SYSTEMS

            MECHANICAL - SERVICES
            PETERSHILL
            NM6267 / S / RD-1000
================================================================================

DRAWING
NUMBER      DESCRIPTION
================================================================================
RD-1001     BASEMENT MECHANICAL CO-ORD SERVICES LAYOUT
RD-1002     BASEMENT MECHANICAL CO-ORD SERVICES SECTION
RD-1003     BASEMENT MECHANICAL CO-ORD SERVICES SECTION
RD-1004     BASEMENT MECHANICAL CO-ORD SERVICES SECTION
RD-1005     BASEMENT MECHANICAL CO-ORD SERVICES SECTION
RD-1006     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No1 PLAN
RD-1007     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No1 SECTIONS
RD-1008     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No1 SECTIONS
RD-1009     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No2 PLAN
RD-1010     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No2 SECTIONS
RD-1011     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No2 SECTIONS
RD-1012     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No3 PLAN
RD-1013     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No3 SECTIONS
RD-1014     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No3 SECTIONS
RD-1015     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No4 PLAN
RD-1016     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No4 SECTIONS
RD-1017     BASEMENT MECHANICAL CO-ORD SERVICES PLANTROOM No4 SECTIONS
RD-1018     BASEMENT BOILER ROOM MECHANICAL CO-ORD SERVICES LAYOUT
RD-1019     BASEMENT BOILER ROOM MECHANICAL CO-ORD SERVICES SECTIONS
RD-1020     BASEMENT BOILER ROOM MECHANICAL CO-ORD SERVICES SECTIONS
RD-1021     LOWER GROUND FLOOR MECHANICAL CO-ORD SERVICES LAYOUT
RD-1022     GROUND FLOOR MECHANICAL CO-ORD SERVICES LAYOUT
RD-1023     1st TO 3rd FLOOR MECHANICAL CO-ORD SERVICES LAYOUT (TYP)
RD-1024     4TH FLOOR MECHANICAL CO-ORD SERVICES LAYOUT (MANAGEMENT SUITE)
RD-1025     4TH FLOOR MECHANICAL CO-ORD SERVICES LAYOUT SECTIONS (MANAGEMENT SUITE)
RD-1026     5TH FLOOR/ROOF MECHANICAL CO-ORD SERVICES LAYOUT
RD-1027     CORE A MECHANICAL CO-ORD SERVICES LAYOUT PLAN
RD-1028     CORE A MECHANICAL CO-ORD SERVICES LAYOUT PLAN & SECTIONS
RD-1029     4TH FLOOR DIFFUSER LAYOUT
RD-1030     CORE B MECHANICAL CO-ORD SERVICES LAYOUT PLAN
RD-1031     CORE B MECHANICAL CO-ORD SERVICES LAYOUT PLAN & SECTIONS
RD-1032     CORE B MECHANICAL CO-ORD SERVICES LAYOUT SECTIONS
RD-1033     CORE C MECHANICAL CO-ORD SERVICES LAYOUT PLAN
RD-1034     CORE C MECHANICAL CO-ORD SERVICES LAYOUT PLAN & SECTIONS
RD-1035     CORE C MECHANICAL CO-ORD SERVICES LAYOUT SECTIONS (4TH FLOOR)
RD-1036     CORE D MECHANICAL CO-ORD SERVICES LAYOUT LOWER GROUND FLR TOILETS
RD-1037     CORE D MECHANICAL CO-ORD SERVICES LAYOUT PLAN & SECT (TYP FLOOR TOILETS)
RD-1038     CORE D MECHANICAL CO-ORD SERVICES LAYOUT-SECTIONS 4TH FLOOR TOILETS
RD-1039     OFFICE AIR CONDITIONING SCHEMATIC (CORES A-D INCL)
RD-1040     CHILLED WATER SCHEMATIC
RD-1041     HEATING SCHEMATIC
RD-1042     ANCILLARY AREAS VENTILATION SCHEMATIC
RD-1043     CORE D MECHANICAL CO-ORD SERVICES LAYOUT 5TH FLOOR TOILETS
RD-1044     5TH FLOOR CHILLER ENCLOSURE & DETAILS
RD-1045     5TH FLOOR MECHANICAL SERVICES LAYOUT FIFTH FLOOR SECTIONS
RD-1046     BASEMENT MECHANICAL CO-ORD SERVICES LAYOUT CORE C
RD-1047     BASEMENT MECHANICAL CO-ORD SERVICES LAYOUT CORE C SECTIONS
RD-1048     LOADING BAY SMOKE DUCT PLAN & SECTIONS (BASEMENT)
RD-1049     CORE C HTG. & CH.W BRANCHES TO FLOORS LG-3RD TYPICAL
RD-1050     DETAILS OF RECEPTION AREA FCU. GROUND FLOOR ENTRANCE
RD-1051     BASEMENT BOILER ROOM HTG SCHEMATIC & VALVE SCHEDULE
RD-1052     BASEMENT PLANTROOM 4 CHW SCHEMATIC & VALVE SCHEDULE
RD-1053     BASEMENT PLANTROOM 3 HTG SCHEMATIC, CHW SCHEMATIC & VALVE SCHEDULES
RD-1054     BASEMENT PLANTROOM 1 HTG SCHEMATIC, CHW SCHEMATIC & VALVE SCHEDULES
RD-1055     BASEMENT PLANTROOM 2 HTG SCHEMATIC & VALVE SCHEDULES
RD-1056     BASEMENT HTG & CHW SPRINKLER SCHEMATIC & VALVE SCHEDULES
RD-1057     CORE A RISER HTG & DOMESTIC WATER SCHEMATIC
RD-1058     CORE B/D RISER HTG & COLD WATER SCHEMATIC & VALVE SCHEDULES
RD-1059     CORE B RISER CHW SCHEMATIC & VALVE SCHEDULES
RD-1060     BASEMENT CORE C RISER SCHEMATIC & VALVE SCHEDULES


01/02/1998                                                          SHEET 1 OF 4
================================================================================

            MECHANICAL - SERVICES
            PETERSHILL
            NM6267 / S / RD-1000
================================================================================

DRAWING
NUMBER      DESCRIPTION
================================================================================
RD-1061     BASEMENT MECHANICAL BOILER ROOM SUPPLY SCHEMATIC
RD-1062     PART OFFICE AIR-COND CORES 'A' & 'B' PLANTROOM EXTRACT SCHEMATIC PLANTROOM 1
RD-1063     TRUCK DOCK EXTRACT, CARPARK SUPPLY PLANTROOM SUPPLY SCHEMATIC PLANTROOM 2
RD-1064     PART OFFICE AIR-COND CORES 'B' 'C' 'D' CAR PARK EXTRACT SCHEMATIC PLANTROOM 3
RD-1065     PART OFFICE AIR-COND. CORE 'C' PLANTROOM EXTRACT SCHEMATIC PLANTROOM 4



01/02/1998                                                          SHEET 2 OF 4
================================================================================

            SPRINKLER - SERVICES
            PETERSHILL
            NM6267 / S / RD-3000
================================================================================

DRAWING
NUMBER      DESCRIPTION
================================================================================
RD-3001     BASEMENT SPRINKLER LAYOUT
RD-3002     BASEMENT BOILER ROOM SPRINKLER PIPEWORK LAYOUT
RD-3003     PLANTROOM No1 SPRINKLER LAYOUT
RD-3004     PLANTROOM No2 SPRINKLER LAYOUT
RD-3005     PLANTROOM No3 SPRINKLER LAYOUT
RD-3006     PLANTROOM No4 SPRINKLER LAYOUT
RD-3007     CORE 'A' RISER DRAWING
RD-3008     CORE 'C' RISER DRAWING
RD-3009     BASEMENT BOILER ROOM SPRINKLER PIPEWORK SECTIONS
RD-3010     BASEMENT PLANTROOM No1 SPRINKLER PIPEWORK SECTIONS
RD-3011     BASEMENT PLANTROOM No1 SPRINKLER PIPEWORK SECTIONS
RD-3012     BASEMENT PLANTROOM No2 SECTIONS
RD-3013     LOWER GROUND FLOOR VALVE CHAMBER
RD-3014     SCHEMATIC & SPRINKLER VALVE SETS


01/02/1998                                                          SHEET 3 OF 4
================================================================================

            PUBLIC HEALTH
            PETERSHILL
            NM6267 / S / RD-2000
================================================================================

DRAWING
NUMBER      DESCRIPTION
================================================================================
RD-2001     BASEMENT PUBLIC HEALTH SERVICES
RD-2002     LOWER GROUND FLOOR PUBLIC HEALTH SERVICES
RD-2003     GROUND FLOOR PUBLIC HEALTH SERVICES
RD-2004     TYPICAL 1ST TO 3RD FLOOR PUBLIC HEALTH SERVICES
RD-2005     4TH FLOOR PUBLIC HEALTH SERVICES
RD-2006     5TH FLOOR PUBLIC HEALTH SERVICES
RD-2007     DOMESTIC WATER SERVICES SCHEMATIC
RD-2008     FOUL WATER DRAINAGE SCHEMATIC
RD-2009     TWO OLD CHANGE COURT LOWER GROUND FLOOR PUBLIC HEALTH SERVICES
RD-2010     SETTING OUT OF TYPICAL TOILET AREA CORE 'D' PUBLIC HEALTH SERVICES
RD-2011     CORE 'A' BASEMENT FLOOR PLAN-SANITATION RAINWATER & WATER SERVICES
RD-2012     CORE 'D' PUBLIC HEALTH CO-ORDINATED SERVICES LAYOUT PLAN VIEW
RD-2013     TWO OLD CHANGE COURT LOWER GROUND & GROUND FLOOR PUBLIC HEALTH SERVICES


01/02/1998                                                          SHEET 4 OF 4
================================================================================

                                                                    Package 6700
                                                                  BMS & Controls

--------------------------------------------------------------------------------
SECTION 1                                 DRAWING SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 2                                 DESCRIPTION OF OPERATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 3                                 SOFTWARE FLOW DIAGRAMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 4                                 MANUFACTURERS LITERATURE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 5                                 SCHEDULE OF SPARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 6                                 PREVENTATIVE MAINTENANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 7                                 TEST CERTIFICATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 8                                 RECORD DRAWINGS AND SCHEDULES
--------------------------------------------------------------------------------

SYNCHRONISED SYSTEMS LTD
HORTON ROAD
COLNBROOK
SLOUGH
BERKSHIRE SL3 0AT
TEL: 01753 788000
FAX: 01753 771001

Building Energy Management System               Operating and Maintenance Manual
--------------------------------------------------------------------------------

================================================================================
Drawing Number    Description
================================================================================
S96064-01         Schematic Diagram for L.A.N. 011 & Inter-Network
S96064-02         Spare
S96064-03         Reserved for future LG  Floor Network
S96064-04         Reserved for future Gnd. Floor Network
S96064-05         Reserved for future 1st. Floor Network
S96064-06         Reserved for future 2nd. Floor Network
S96064-07         Reserved for future 3rd. Floor Network
S96064-08         Schematic Diagram for 4th Floor L.A.N. 017
S96064-09         Spare
S96064-10         4th Floor Fan Coil Units - B.M.S. Controller Reference Schedule
S96064-11         4th Floor Fan Coil Units - Typical 'master' controller (Zones 1, 2 & 4)
S96064-12         4th Floor Fan Coil Units - Typical 'slave' controller (Zones 1, 2 & 4)
S96064-12/1       4th Floor Fan Coil Units - FCU 11 Schematic Wiring / General Arrangement
S96064-13         4th Floor Fan Coil Units - FCU 30 Schematic Wiring / General Arrangement
S96064-14         4th Floor Fan Coil Units - FCU 8 Schematic Wiring / General Arrangement
S96064-15         4th Floor Fan Coil Units - FCU 9 Schematic Wiring / General Arrangement
S96064-16         Spare
S96064-17         Spare
S96064-18         Spare
S96064-19         Spare
S96064-20         MCC1 - Equipment Schedule & Notes
S96064-21         MCC1 - Schematic Wiring Diagram (Sheet 1 of 9)
S96064-22         MCC1 - Schematic Wiring Diagram (Sheet 2 of 9)
S96064-23         MCC1 - Schematic Wiring Diagram (Sheet 3 of 9)
S96064-24         MCC1 - Schematic Wiring Diagram (Sheet 4 of 9)
S96064-25         MCC1 - Schematic Wiring Diagram (Sheet 5 of 9)
S96064-26         MCC1 - Schematic Wiring Diagram (Sheet 6 of 9)
S96064-27         MCC1 - Schematic Wiring Diagram (Sheet 7 of 9)
S96064-28         MCC1 - Schematic Wiring Diagram (Sheet 8 of 9)
S96064-29         MCC1 - Schematic Wiring Diagram (Sheet 9 of 9)
S96064-30         Spare
S96064-31         MCC1 - General Arrangement Diagram
S96064-32         MCC1 - Internal Layout Diagram
S96064-33         MCC1 - Label Details
S96064-34         Spare
S96064-35         MCC2 - Equipment Schedule & Notes
S96064-36         MCC2 - Schematic Wiring Diagram (Sheet 1 of 13)
S96064-37         MCC2 - Schematic Wiring Diagram (Sheet 2 of 13)
S96064-38         MCC2 - Schematic Wiring Diagram (Sheet 3 of 13)
S96064-39         MCC2 - Schematic Wiring Diagram (Sheet 4 of 13)
S96064-40         MCC2 - Schematic Wiring Diagram (Sheet 5 of 13)
S96064-41         MCC2 - Schematic Wiring Diagram (Sheet 6 of 13)
S96064-42         MCC2 - Schematic Wiring Diagram (Sheet 7 of 13)
S96064-43         MCC2 - Schematic Wiring Diagram (Sheet 8 of 13)
S96064-44         MCC2 - Schematic Wiring Diagram (Sheet 9 of 13)
S96064-45         MCC2 - Schematic Wiring Diagram (Sheet 10 of 13)
S96064-46         MCC2 - Schematic Wiring Diagram (Sheet 11 of 13)
S96064-47         MCC2 - Schematic Wiring Diagram (Sheet 12 of 13)
S96064-48         MCC2 - Schematic Wiring Diagram (Sheet 13 of 13)
S96064-49         Spare
S96064-50         MCC2 - General Arrangement Diagram
S96064-51         MCC2 - Internal Layout Diagram
S96064-52         MCC2 - Label Details
================================================================================

continued...

--------------------------------------------------------------------------------
Petershill, EC4                      Page 3

Building Energy Management System               Operating and Maintenance Manual
--------------------------------------------------------------------------------

================================================================================
Drawing Number    Description
================================================================================
S96064-52         Spare
S96064-53         Spare
S96064-54         Spare
S96064-55         MCC3 - Equipment Schedule & Notes
S96064-56         MCC3 - Schematic Wiring Diagram (Sheet 1 of 8)
S96064-57         MCC3 - Schematic Wiring Diagram (Sheet 2 of 8)
S96064-58         MCC3 - Schematic Wiring Diagram (Sheet 3 of 8)
S96064-59         MCC3 - Schematic Wiring Diagram (Sheet 4 of 8)
S96064-60         MCC3 - Schematic Wiring Diagram (Sheet 5 of 8)
S96064-61         MCC3 - Schematic Wiring Diagram (Sheet 6 of 8)
S96064-62         MCC3 - Schematic Wiring Diagram (Sheet 7 of 8)
S96064-63         MCC3 - Schematic Wiring Diagram (Sheet 8 of 8)
S96064-64         Spare
S96064-65         MCC3 - General Arrangement Diagram
S96064-66         MCC3 - Internal Layout Diagram
S96064-67         MCC3 - Label Details
S96064-68         Spare
S96064-69         MCC4 - Equipment Schedule & Notes
S96064-70         MCC4 - Schematic Wiring Diagram (Sheet 1 of 9)
S96064-71         MCC4 - Schematic Wiring Diagram (Sheet 2 of 9)
S96064-72         MCC4 - Schematic Wiring Diagram (Sheet 3 of 9)
S96064-73         MCC4 - Schematic Wiring Diagram (Sheet 4 of 9)
S96064-74         MCC4 - Schematic Wiring Diagram (Sheet 5 of 9)
S96064-75         MCC4 - Schematic Wiring Diagram (Sheet 6 of 9)
S96064-76         MCC4 - Schematic Wiring Diagram (Sheet 7 of 9)
S96064-77         MCC4 - Schematic Wiring Diagram (Sheet 8 of 9)
S96064-78         MCC4 - Schematic Wiring Diagram (Sheet 9 of 9)
S96064-79         Spare
S96064-80         MCC4 - General Arrangement Diagram
S96064-81         MCC4 - Internal Layout Diagram
S96064-82         MCC4 - Label Details
S96064-83         Roof Outstation C1R - Equipment Schedule & Notes
S96064-84         Roof Outstation C1R - Schematic Wiring Diagram (Sheet 1 of 2)
S96064-85         Roof Outstation C1R - Schematic Wiring Diagram (Sheet 2 of 2)
S96064-86         Roof Outstation C1R - General Arrangement Diagram / Label Details
S96064-87         Spare
S96064-86         Spare
S96064-88         Spare
S96064-89         C.A.V. Controllers CLGA, CGA, C1A, C2A, C3A & C5A - Sch.
                  Wiring Diagram
S96064-90         Constant Volume (C.A.V.) Controller C4A - Schematic Wiring Diagram
S96064-91         C.A.V. Controllers CLGB, C1B, C2B & C3B - Schematic Wiring Diagram
S96064-92         Constant Volume (C.A.V.) Controller CGB - Schematic Wiring Diagram
S96064-93         Constant Volume (C.A.V.) Controllers C4B - Schematic Wiring Diagram
S96064-94         Constant Volume (C.A.V.) Controllers C5B - Schematic Wiring Diagram
S96064-95         C.A.V. Controllers CLGC, CGC, C1C & C2C - Schematic Wiring Diagram
S96064-96         Constant Volume (C.A.V.) Controllers C3C - Schematic Wiring Diagram
S96064-97         Constant Volume (C.A.V.) Controller C4C - Schematic Wiring Diagram
S96064-98         Constant Volume Controller - Typical Enclosure Gen. Arrangement / Labels
S96064-99         MCC & B.M.S. / Fire System - Cause & Effect Table
S96064-100        Spare
S96064-101        Spare
S96064-102        Spare
S96064-103        Spare
================================================================================

continued...


--------------------------------------------------------------------------------
Petershill, EC4                      Page 4

                        ABBEY THERMAL INSULATION LIMITED

                               10 Riverside House
                 Lower Southend Road, Wickford, Essex, SS11 8BB
               Telephone: 01268 572116 o Facsimile: 01268 572117

                         OPERATING & MAINTENANCE MANUAL

                      THERMAL INSULATION & FIRE PROTECTION

                            PETERSHILL PACKAGE 6900

   Registered Office: No. 1 Skylines, Limeharbour, Isle of Dogs, London E14 9TS
                           Registered Number: 2814170

--------------------------------------------------------------------------------
OPERATING & MAINTENANCE MANUAL            PETERSHILL
--------------------------------------------------------------------------------

                                    CONTENTS


            GENERAL PARTICULARS                              2

            OPERATION                                        3

            MAINTENANCE                                      4

            REPLACEMENTS                                     5

            REPAIRS & SPECIFICATIONS                         6 - 10

            MANUAL DRAWINGS                                 11

            INSPECTION                                      12


--------------------------------------------------------------------------------
                                                                           OMM 1

                                                                    Package 7000


                                 MEPC (UK) Ltd
                                   Petershill
                                   London EC4

                              ELECTRICAL SERVICES

                         Operation & Maintenance Manual

                                  N.G. Bailey

                                 MEPC (UK) Ltd
                                   Petershill

                              ELECTRICAL SERVICES

                         Operation & Maintenance Manual

                                    Contents

                              Foreword
                              Amendment Record Sheet
                              Health and Safety

            SECTION 1         ELECTRICAL SERVICES INSTALLATION

            SECTION 2         LV SUPPLIES AND DISTRIBUTION

            SECTION 3         SMALL POWER

            SECTION 4         LIGHTING SYSTEM

            SECTION 5         MANUFACTURERS AND SUPPLIERS

            SECTION 6         RECORD DOCUMENTATION

            SECTION 7         RECORD DRAWINGS

                                     [LOGO]
                                     Bailey

                              N G BAILEY & CO LTD

                        MEPC PETERSHILL RECORD DRAWINGS

                                    CONTENTS

Drawing No.            Description

  E1                   Main LV Schematic
  E2                   Not Issued (covered by Cerberus Fire Alarms)
  E3                   Electrical Services Detail Sheet
  E4                   Schedule of Luminaires and Electrical Symbols
  E5                   Basement Power Distribution
  E6/1                 Basement Co-ordination Services Sections AA-EE
  E6/2                 Basement Co-ordination Services Section D-D
  E6/3                 Basement Co-ordination Services Section F-F
  E6/4                 Basement Co-ordination Services Sections GG, HH + JJ
  E7                   Basement Lighting
  E8                   Modular Wiring 4th Floor Marketing Suite
  E9/1                 LV Switchroom Co-ordinated Services Plan Layout
  E9/2                 LV Switchroom Co-ordinated Services Sections
  E10/1                Core B Riser Layout
  E10/2                Core C Riser Layout
  E11                  Electrical Services Lower Ground Floor
  E12                  Electrical Services Ground Floor
  E13                  Main Entrance Electrical Services Lighting Layout
  E14                  Main Entrance Electrical Services Power Layout
  E15                  1st to 3rd Floors Electrical Services
  E16                  4th Floor Electrical Power and Ancillary Services
  E17                  4th Floor Lighting Layout
  E18                  5th Floor Electrical Services
  E19                  5th Floor Electrical Services
  E20                  External Lighting Layout
  E21                  Colonnade External Lighting
  E22                  Main Earthing and Details
  E23                  Ground to 4th Floor High Level Toilet Core
  E24                  Ground to 4th Floor Low Level Toilet Core
  E25                  5th Floor High Level Toilet Core
  E26                  5th Floor Low Level Toilet Core

                              T & R GENERATORS LTD
                  KEENS LANE, GUILDFORD, SURREY, GU3 3JS, U.K.
                      TEL: 01483 235666. FAX: 01483 236610

--------------------------------------------------------------------------------

                            TECHNICAL, OPERATION AND
                               MAINTENANCE MANUAL

--------------------------------------------------------------------------------

SET SERIAL NO. GA7167/1
CUSTOMER: N.G. BAILEY & CO. LTD.
SITE: PETERSHILL, LONDON EC4.

--------------------------------------------------------------------------------

ENGINE: PERKINS 3152.4
ALTERNATOR: MECC ALTE ECN 31LA
CONTROL SYSTEM: AUTOMATIC MAINS FAILURE
INSTALATION: FUEL TANK MOUNTED, SOUND ATTENUATED ENCLOSURE

--------------------------------------------------------------------------------

                                    CONTENTS

1.    TECHNICAL, OPERATION AND MAINTENANCE MANUAL

2.    ENGINE MANUAL

3.    ALTERNATOR MANUAL

4.    DATA SHEETS

5.    BATTERY CHARGING

6.    WIRING DIAGRAMS

--------------------------------------------------------------------------------

                                     [LOGO]

Package 7050

Fire Detection and Alarm System
Operation and Maintenance Manual
No. 5376/FO1483.001

Petershill - London
April 1997

Cerberus Limited
Trinity Court, Wokingham
BERKSHIRE, RG41 3AE
Telephone:  Reading (0118) 989 9234
Fax:        Reading (0118) 989 9235

                                                                 [LOGO] CERBERUS
                                              CERBERUS FIRE AND SECURITY SYSTEMS
                                                     SAFEGUARD LIFE AND PROPERTY

FIRE DETECTION AND ALARM SYSTEM
OPERATION AND MAINTENANCE MANUAL
PETERSHILL - LONDON
NO. 5376/FO1483.001


                                    CONTENTS

1.    INTRODUCTION

1.1   SYSTEM OVERVIEW
1.2   FIRE ALARM STRATEGY


2.    FIRE ALARM SYSTEM

2.1   MAINTENANCE MANUAL/HARDWARE DESCRIPTION
2.2   EQUIPMENT DATA SHEETS
2.3   EQUIPMENT TECHNICAL / OPERATING DESCRIPTIONS
2.4   DRAWINGS


3.    MAINTENANCE

3.1   CERBERUS CUSTOMER SERVICE POLICY STATEMENT
3.2   ANNUAL PREVENTATIVE MAINTENANCE OVERVIEW
3.3   USER RESPONSIBILITY
3.4   SYSTEM LOGBOOK / SERVICE DIRECTORY
3.5   COMMISSIONING CERTIFICATE
3.6   CERBERUS HEALTH AND SAFETY POLICY STATEMENT

                    Document Transmittal Note/Print Request

                               [GRAPHIC OMITTED]

                                                                         [LOGO]
                                                                         CUTTING
                                                                            &
                                                                         company


                                 OPERATION AND
                               MAINTENANCE MANUAL

                                    FOR THE

                          LIGHTNING PROTECTION SYSTEM

                                       AT

                           PETERSHILL, LONDON, E.C.4.

                  TRADE CONTRACTOR        R.C. CUTTING & CO. LTD.

                  TRADE DESCRIPTION       LIGHTING PROTECTION

                  WORKS PACKAGE CODE      7300

          R.C. CUTTING & COMPANY LIMITED LIGHTNING PROTECTION ENGINEERS
              WEMBURY ROAD HIGHGATE LONDON N6 5PX TELEPHONE [LOGO]
                         0181 348 0052 FAX 0181 348 3273

                                    --------

          REGISTERED OFFICE AS ABOVE REGISTERED NUMBER 326209 ENGLAND
           MEMBER OF THE NATIONAL FEDERATION OF MASTER STEEPLEJACKS &
                          LIGHTNING CONDUCTOR ENGINEERS
                              Membership No. 4603

Project     PETERSHILL, LONDON, E.C.4.

Works       LIGHTNING PROTECTION SYSTEM

Subject     OPERATION & MAINTENANCE MANUAL


            CONTENTS

            Page              Description

             1                SCOPE OF THE SYSTEM

             2                OPERATION AND MAINTENANCE REQUIREMENTS

             3                PARTS / SPARES LIST

             4                TEST CERTIFICATE

             5                AS INSTALLED LAYOUT DRAWING

                               [GRAPHIC OMITTED]

                                  SITE ADDRESS

                                   PETERSHILL

                                   LONDON EC4

                               LIGHTNING PROTECTION

                                 DRAWING NUMBER

                           OWNERS INFORMATION MANUAL

                             NEW LIFT INSTALLATION

                                       AT

                                   PETERSHILL

                               No. 1 CARTER LANE

                                     LONDON

                                      EC4

                            1 X 2,000 KG. GOODS LIFT

                                    78NW2444

                                    CONTENTS

General Information

            Safety                                                 3
            Safe Lift Operation                                    7
            Design Intent                                          9
            Responsibility and Warranty                           11
            Statutory Requirements                                13
            Operation                                             15
            Full Collective Control                               17

Technical Description

            Specification Summary                                  1
            18 ATF Machine                                         2
            MCS 321 Microprocessor Control System                  3
            Governor 9669A                                         4
            Buffers                                                5
            VF Motion Control                                      6
            Top of Car Inspection                                  7
            Wiring                                                 8
            Vandal Resistant Fixtures                              9
            Guide Shoes                                           10
            DO 2000 Door Operator                                 11
            Lambda Door Detector                                  12
            Car and Landing Doors                                 13
            Safety Type 9672D                                     14
            Ancilliary Equipment                                  15

Preventative Maintenance

            Programmed and Planned Maintenance                     1
            Parts List - Machine                                   2
            Parts List - Door Detector                             3

Drawings

            As Built Drawings                                      1

Certificates

            Test Certificates                                      1
            Testing Method Statement                               2

Maintenance Documentation

            F54 Certificates                                       1

Otis Pk

Goods Lift

Drawing no                     78NW2444             sheet 1 rev C
                                                          2 rev C
                                                          3 rev C
                                                          4 rev C
                                                          5 rev B

Passenger Lift

                               78NW2440             sheet 1 rev C
                                                          2 rev C
                                                          3 rev C
                                                          4 rev C
                                                          5 rev B
                                                          6 rev B
                                                          7 rev B

Olympic Finisher Ltd                      T/3603/   01 rev D
                                                    02 rev C
                                                    03 rev B
                                                    04 rev A
                                                    05 rev B
                                                    06 rev B
                                                    07 rev B
                                                    08 rev A
                                                    10 rev B
                                                    11 rev B

Otis continued)

                                                    12 rev A
                                                    14 rev A
                                                    15 rev B
                                                    16 rev B
                                                    17 rev A
                                                    18 rev B
                                                    19 rev A

McNICHOLAS PLC [LOGO]
================================================================================

                         OPERATION & MAINTENANCE MANUAL

                               MEPC - PETERSHILL
                                ONE CARTER LANE
                                   LONDON EC4

                        PACKAGE 8100 - HARD LANDSCAPING

                                                McNICHOLAS PLC
                                                McNICHOLAS HOUSE
                                                KINGSBURY ROAD
                                                LONDON
                                                NW9 8XE

                                                Tel: 0181 200 0303
                                                Fax: 0181 205 6767

                                                Signed: ___________________

                                                On behalf of McNicholas PLC

                                                Date: _____________________

================================================================================


================================================================================
27th November 1997

MEPC - PETERSHILL                                 Operation & Maintenance Manual

                                                           McNICHOLAS PLC [LOGO]

================================================================================
60 AS BUILT DRAWINGS (continued)
================================================================================

6.2   W & D Cole

      CCE 2025/02         Rev D      Details - Posts and Brackets
      CCE 2025/03         Rev B      Layout - Stainless Steel Handrail
      CCE 2025/04         Rev -      Layout - Circular Planter
      CCE 2025/05         Rev -      Specification - Circular Planter
      CCE 2025/07         Rev -      Layout at Gridlines J/H 5
      CCE 2025/08         Rev A      Layout - Various Double Handrail
      CCE 2025/09         Rev -      Stone Plinth to Scan House
      CCE 2025/10         Rev A      Layout to Fire Ramp
      CCE 2025/11         Rev C      Layout - Ramp West of Restaurant
      CCE 2025/12         Rev A      Specification/Layout - Restaurant Balcony
      CCE 2025/14         Rev C      Details - Restaurant Entrance


================================================================================
27th November 1997                                                       Page 15

MEPC - PETERSHILL                                 Operation & Maintenance Manual

                               PACKAGE 7400 LIFTS

                            OWNERS INFORMATION MANUAL

                              NEW LIFT INSTALLATION

                                       AT

                                   PETERSHILL

                                No. 1 CARTER LANE

                                     LONDON

                                       EC4

                          4 X TRACTION PASSENGER LIFTS

                               78NW2440 - 78NW2443

                                    CONTENTS

General Information

                Safety                                                         3
                Safe Lift Operation                                            7
                Design Intent                                                  9
                Responsibility and Warranty                                   11
                Statutory Requirements                                        13
                Operation                                                     15
                Full Collective Control                                       17

Technical Description

                Specification Summary                                          1
                18 ATF Machine                                                 2
                MCS 321 Microprocessor Control System                          3
                Governor 9669A                                                 4
                Buffers                                                        5
                VF Motion Control                                              6
                Top of Car Inspection                                          7
                Wiring                                                         8
                Car Operating Panel                                            9
                Guide Shoes                                                   10
                DO 2000 Door Operator                                         11
                Lambda Door Detector                                          12
                Car and Landing Doors                                         13
                Hall Lantern                                                  14
                Landing Controls                                              15
                Ancilliary Equipment                                          16

Preventative Maintenance

                Programmed and Planned Maintenance                             1
                Parts List - Machine                                           2
                Parts List - Door Detector                                     3

Drawings

                As Built Drawings                                              1

Certificates

                Test Certificates                                              1
                Testing Method Statement                                       2

Maintenance Documentation

                F54 Certificates                                               1